                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                               File No. 33-40991
                                                               File No. 811-6322

                                                                             [x]
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No. _____

         Post-Effective Amendment No.  24                                    [x]
                                      ----

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [x]

         Amendment No.  24                                                   [x]
                       -----

                           DELAWARE POOLED TRUST, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        1818 Market Street, Philadelphia, Pennsylvania              19103
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)               (Zip Code)

Registrant's Telephone Number, including Area Code:               (215) 255-2923
                                                                  --------------

     George M. Chamberlain, Jr., 1818 Market Street, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                               March 1, 1999
                                                                   -------------

It is proposed that this filing will become effective:

         [ ]   immediately upon filing pursuant to paragraph (b)

         [ ]   on (date) pursuant to paragraph (b)

         [ ]   60 days after filing pursuant to paragraph (a)(1)

         [X]   on March 1, 1999 pursuant to paragraph (a)(1)

         [ ]   75 days after filing pursuant to paragraph (a)(2)

         [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendement

                      Title of Securities Being Registered
                      ------------------------------------
                      The Large-Cap Value Equity Portfolio
                     The Intermediate Fixed Income Portfolio
                       The Mid-Cap Growth Equity Portfolio
                       The Limited-Term Maturity Portfolio
                       The International Equity Portfolio
                        The Global Fixed Income Portfolio
                       The Mid-Cap Value Equity Portfolio
                    The International Fixed Income Portfolio
                 The Labor Select International Equity Portfolio
                          The High-Yield Bond Portfolio
                The Real Estate Investment Trust Portfolio class
                                REIT Fund A Class
                                REIT Fund B Class
                                REIT Fund C Class
                          REIT Fund Institutional Class
                  The Real Estate Investment Trust Portfolio II
                           The Global Equity Portfolio
                         The Emerging Markets Portfolio
                      The Aggregate Fixed Income Portfolio
                   The Diversified Core Fixed Income Portfolio
                     The International Mid-Cap Sub Portfolio
                      The Small-Cap Growth Equity Portfolio
                         The Growth and Income Portfolio

                             --- C O N T E N T S ---


This Post-Effective Amendment No. 24 to Registration File No. 33-40991 includes the following:


      1.     Facing Page

      2.     Contents Page

      3.     Cross-Reference Sheet

      4.     Part A - Prospectuses

      5.     Part B - Statement of Additional Information

      6.     Part C - Other Information

      7.     Signatures


      The Prospectus (Part A) and Statement of Additional Information (Part B) contained in this Registration Statement relates to two Registrants: Delaware Pooled Trust, Inc. and Delaware Group Foundation Funds. This Registration Statement contains only one Part C, that of the Registrant.

         A separate Registration Statement, which incorporates by reference the combined Part A and Part B and includes its own Part C, was filed for Delaware Group Foundation Funds on December __, 1998; however this Registration Statement contains only those exhibits which relate to Delaware Pooled Trust, Inc.

                              CROSS-REFERENCE SHEET
                              ---------------------

                                     PART A
                                     ------

                                                                                              Location in
Item No.        Description                                                                   Prospectus*
-------         -----------                                                                   -----------
  1             Front and Back Cover Pages                                                       Same

  2             Risk/Return Summary;                                                     Risk/Return Summary;
                Investments, Risks and Performance                                        Investments, Risks
                                                                                            and Performance

  3             Risk/Return Summary; Fee Table                                           Risk/Return Summary;
                                                                                           Investments, Risks
                                                                                             and Performance

  4             Investment Objectives; Principal                                   Fund Profiles; Additional Investment
                Investment Strategies and Related Risks                                  Information; Risk Factors

  5             Management's Discussion of Performance                                            N/A

  6             Management, Organization and                                                  Management of
                Capital Structure                                                               the Fund

  7             Shareholder Information                                                    How to Purchase Shares;
                                                                                             Redemption of Shares;
                                                                                            Dividends and Capital,
                                                                                         Gains Distributions, Taxes,
                                                                                             Valuation of Shares,
                                                                                             Shareholder Services

  8             Distribution Arrangements                                                  How to Purchase Shares

  9             Financial Highlights Information                                            Financial Highlights



* Relates to all Portfolios, except REIT Fund A Class, REIT Fund B Class, REIT Fund C Class and REIT Fund Institutional Class of The Real Estate Investment Trust Portfolio and The International Mid-Cap Sub Portfolio which are described in separate prospectuses and are covered by separate cross-reference sheets, which appear next in this filing.

                              CROSS-REFERENCE SHEET
                              ---------------------

                                     PART A
                                     ------

                                                                                              Location in
Item No.        Description                                                                   Prospectuses
--------        -----------                                                                   ------------
                                                                           REIT Fund A Class/                     REIT Fund
                                                                           REIT Fund B Class/                   Institutional
                                                                            REIT Fund C Class                       Class

  1             Front and Back Cover Pages                                        Same                              Same

  2             Risk/Return Summary;                                          Fund Profile                      Fund Profile
                Investments, Risks and Performances

  3             Risk/Return Summary; Fee Table                                Fund Profile                      Fund Profile

  4             Investment Objectives; Principal                              How we manage                     How we manage
                Investment Strategies and Related Risks                         the Fund;                         the Fund;
                                                                            Other investment                  Other investment
                                                                         information on policies           information on policies
                                                                         and risk considerations           and risk considerations

  5             Management's Discussion of Performance                             N/A                               N/A

  6             Management, Organization and                                   Who manages                       Who manages
                                                                                the Fund                          the Fund

  7             Shareholder Information                                    How to buy shares;                How to buy shares;
                                                                          How to redeem shares;             How to redeem shares;
                                                                            Special services;                 Special services;
                                                                               Dividends,                        Dividends,
                                                                         distributions and taxes           distributions and taxes
                                                                             all under About                   all under About
                                                                              your account                      your account

  8             Distribution Arrangements                                Choosing a share class;             About your account
                                                                       How to reduce sales charges
                                                                        under About your account

  9             Financial Highlights Information                          Financial Highlights              Financial Highlights


                              CROSS-REFERENCE SHEET
                              ---------------------

                                     PART A
                                     ------

                                                                                              Location in
Item No.        Description                                                                   Prospectus
--------        -----------                                                                   -----------
                                                                                 The International Mid-Cap Sub Portfolio

  1             Front and Back Cover Pages                                                      Same

  2             Risk/Return Summary;                                                Risk Return Summary: Investments,
                Investments, Risks and Performance                                   Risks, and Performance

  3            Risk/Return Summary; Fee Table                                      Risk Return Summary: Fee Table

  4            Investment Objectives; Principal                                          Risk Return Summary:
                Investment Strategies and Related Risks                           Investments, Risks, and Performance

  5            Management's Discussion of Performance                                           N/A

  6            Management, Organization and                                                Management of
                                                                                              the Fund

  7             Shareholder Information                                               How to Purchase Shares;
                                                                                       Redemption of Shares;
                                                                                       Shareholder Services
                                                                                   Dividends and Capital Gains
                                                                                 Distributions, Taxes, Valuation of
                                                                                               Shares

  8             Distribution Arrangements                                             How to Purchase Shares

  9             Financial Highlights Information                                       Financial Highlights

                              CROSS-REFERENCE SHEET
                              ---------------------

                                     PART B
                                     ------

                                                                                                       Location in Statement
Item No.           Description                                                                      of Additional Information
--------           -----------                                                                      -------------------------
                                                                                                         All Portfolios

    10             Cover Page and Table of Contents                                                          Same

    11             Fund History                                                                          Fund History

    12             Description of the Fund and Its Investments and Risks                          Investment Policies, Portfolio
                                                                                                Techniques and Risk Considerations

    13             Management of the Fund                                                           Officers and Directors;
                                                                                                       Purchasing Shares

    14             Control Persons and Principal Holders of Securities                              Officers and Directors

    15             Investment Advisory and Other Services                                           Officers and Directors;
                                                                                                 Purchasing Shares; Investment
                                                                                                    Management Agreements;
                                                                                                     General Information;
                                                                                                     Financial Statements

    16             Brokerage Allocation and Other Practices                                     Trading Practices and Brokerage

    17             Capital Stock and Other Securities                                                 Capitalization and
                                                                                                     Noncumulative Voting
                                                                                                  (under General Information)

    18             Purchase, Redemption and Pricing of Shares                                    Purchasing Shares; Redemption
                                                                                                  and Exchange;  Determining
                                                                                              Offering Price and Net Asset Value

    19             Taxation of the Fund                                                        Accounting and Tax Issues; Taxes

    20             Underwriters                                                                        Purchasing Shares

    21             Calculation of Performance Data                                                  Performance Information

    22             Financial Statements                                                              Financial Statements



                                     PART C
                                     ------

   Item No.               Description                                                      Location in Part C
   --------               -----------                                                      ------------------
                                                                                            All Portfolios

      23                  Exhibits                                                             Item 23

      24                  Persons Controlled by or under Common
                          Control with Registrant                                              Item 24

      25                  Indemnification                                                      Item 25

      26                  Business and Other Connections of Investment Adviser                 Item 26

      27                  Principal Underwriters                                               Item 27

      28                  Location of Accounts and Records                                     Item 28

      29                  Management Services                                                  Item 29

      30                  Undertakings                                                         Item 30

Supplement to the Current Prospectus
--------------------------------------------------------------------------------
Delaware Pooled Trust, Inc.                                    December 23, 1998

The following supplements the information in the section of the Prospectus entitled Performance Information.

Comparative Performance
------------------------------------------------------------------------------

The Emerging Markets Portfolio of Delaware Pooled Trust, Inc. ("The Emerging Markets Portfolio of DPT") commenced operations on April 14, 1997. Delaware International Advisers Ltd. ("Delaware International"), the investment adviser to The Emerging Markets Portfolio of DPT, also serves as investment manager to Delaware Investments' Emerging Markets Fund (the "G&I Emerging Markets Fund"), which is an investment series of Delaware Group Global & International Funds, Inc. Shares of the G&I Emerging Markets Fund were initially offered to the public on June 10, 1996. Except as set forth below, The Emerging Markets Portfolio of DPT and the G&I Emerging Markets Fund are managed with substantially similar investment objectives, policies and strategies.

The Emerging Markets Portfolio of DPT has achieved the performance set forth below for the one-year period ended September 30, 1998, and for the period from the commencement of its operations on April 14, 1997 through September 30, 1998. The Institutional Class of the G&I Emerging Markets Fund has achieved the performance set forth below the one-year period and two-year period ended September 30, 1998, for the period from April 14, 1997 through September 30, 1998, and for the period from the commencement of operations on June 10, 1996 through September 30, 1998. Performance information for the Morgan Stanley Capital International Emerging Markets Free Index, an unmanaged index, has also been provided.



   The Emerging Markets                        G&I Emerging                           MSCI Emerging
   Portfolio of DP (1), (2)                Markets Fund (1), (3)                 Markets Free Index (1), (4)
------------------------------------------------------------------------------------------------------------
One Year           (47.57%)             One Year           (50.78%)             One Year           (47.80%)
4/14/97-9/30/98    (32.28%)             4/14/97-9/30/98    (33.92%)             4/30/97-9/30/98    (37.41%)
                                        Two Year           (21.52%)             Two Year           (25.42%)
                                        Lifetime           (18.67%)             6/30/96-9/30/98    (24.20%)

1. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.
2. The performance presented is the average annual total return for the one-year period ended September 30, 1998, and for the lifetime period from the commencement of operations on April 14, 1997 through September 30, 1998 for The Emerging Markets Portfolio of DPT. During the period presented, Delaware International voluntarily waived its investment management fee and/or paid fund expenses to the extent necessary to limit total fund operating expenses to no more than 1.55%. In the absence of such waiver, performance would have been reduced.
3. The performance presented is the average annual total return for the one-year period and two-year period ended September 30, 1998, for the period from April 14, 1997 through September 30, 1998, and for the lifetime period from the commencement of operations on June 10, 1996 through September 30, 1998 for the G&I Emerging Markets Fund Institutional Class, which is available only to certain eligible investors. The G&I Emerging Markets Fund also offers an A Class, B Class and C Class. The performance of the A Class, B Class, and C Class varies from the performance of the Institutional Class due to varying expenses. During the period presented, Delaware International voluntarily waived its investment management fee and/or paid fund expenses to the extent necessary to limit total fund operating expenses to no more than 1.70%. In the absence of such waiver, performance would have been reduced.
4. The performance presented is the average annual total return for the one-year period and two-year period ended September 30, 1998, for the period from April 14, 1997 through September 30, 1998, and for the period from June 30, 1996 through September 30, 1998 for the Morgan Stanley Capital International Emerging Markets Free Index, an unmanaged index of emerging market stocks. Performance of the index has not been adjusted to reflect fees or expenses.

Supplement to the Current Prospectus
-------------------------------------------------------------------------------
Delaware Pooled Trust, Inc.                     December 23, 1998

The performance of the G&I Emerging Markets Fund has been presented to provide investors with additional information on which to base their investment decision. Emerging markets investment performance can be volatile and should be evaluated over a multi-year period. The performance of the G&I Emerging Markets Fund is not the performance of The Emerging Markets Portfolio of DPT and should not be considered as a substitute for the performance of The Emerging Markets Portfolio of DPT. The performance of the G&I Emerging Markets Fund should not be considered indicative of the past or future performance of The Emerging Markets Portfolio of DPT.


The charts on the following pages contain certain additional performance information. For a description of the differences between The Emerging Markets Portfolio of DPT and the G&I Emerging Markets Fund, see Differences Between Funds.


Differences Between Funds
-------------------------------------------------------------------------------

The investment objective of The Emerging Markets Portfolio of DPT is identical to the investment objective of the G&I Emerging Markets Fund and the two funds invest in substantially similar securities. Investment strategies for the two funds will be substantially similar; however, because of the nature of investors in The Emerging Markets Portfolio of DPT, cash flows tend to be substantial and irregular, while cash flows in the G&I Emerging Markets Fund tend to be more regular and in smaller amounts. The differences in cash flows may affect the timing of investment decisions, the relative speed with which such decisions may be implemented, the investments held by each Fund from time to time, and, consequently, performance. In addition, investments may be made for each fund during varying market conditions.

Shares of each of The Emerging Markets Portfolio of DPT and the G&I Emerging Markets Fund Institutional Class may be purchased and sold without the imposition of a sales charge; however, investors in The Emerging Markets Portfolio of DPT are subject to a purchase reimbursement fee and a redemption reimbursement fee equal in each case to 0.75% (as a percentage of the dollar amount purchased or redeemed). The reimbursement fees, which are paid directly to The Emerging Markets Portfolio of DPT, are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which The Emerging Markets Portfolio of DPT and its existing shareholders would have to bear such costs. The G&I Emerging Markets Fund does not assess reimbursement fees; therefore, all transaction costs associated with purchases and redemptions are borne by the G&I Emerging Markets Fund.


After giving effect to voluntary expense limitations described in each fund's prospectus, the total operating expenses of The Emerging Markets Portfolio of DPT during the current fiscal year are not expected to exceed 1.55% of the average net assets of the Portfolio, compared to 1.70% for the Institutional Class of the G&I Emerging Markets Fund. A component of the total operating expenses is the investment management fee payable to Delaware International, which is currently subject to a limit of 1.00% for The Emerging Markets Portfolio of DPT compared to a maximum fee of 1.25% for the G&I Emerging Markets Fund.

Growth of $10,000 Investment
-------------------------------------------------------------------------------
Distributions Reinvested                     June 10, 1996 - September 30, 1998


                             G & I Emerging             Lipper Emerging               MSCI Emerging Markets
                             Markets Fund (1)         Markets Fund Average (2)             Free Index (3)
                             ----------------         ------------------------        ---------------------
----------------------------------------------------------------------------------------------------------
6/96                             10,000                        10,000                     10,000
7/96                              9,582                         9,418                      9,317
8/96                             10,000                         9,681                      9,556
9/96                             10,030                         9,750                      9,639
10/96                             9,850                         9,496                      9,381
11/96                             9,940                         9,708                      9,539
12/96                            10,101                         9,877                      9,582
1/97                             11,066                        10,620                     10,235
2/97                             11,538                        10,991                     10,673
3/97                             11,327                        10,738                     10,393
4/97                             11,628                        10,770                     10,411
5/97                             12,100                        11,207                     10,709
6/97                             12,844                        11,783                     11,282
7/97                             12,995                        12,111                     11,450
8/97                             12,020                        10,918                      9,994
9/97                             12,553                        11,350                     10,271
10/97                            10,744                         9,561                      8,585
11/97                            10,301                         9,206                      8,272
12/97                            10,259                         9,309                      8,471
1/98                              9,462                         8,629                      7,807
2/98                             10,775                         9,413                      8,622
3/98                             10,980                         9,772                      8,996
4/98                             10,991                         9,836                      8,898
5/98                              9,548                         8,581                      7,679
6/98                              8,127                         7,800                      6,873
7/98                              8,277                         8,060                      7,091
8/98                              5,834                         5,798                      5,041
9/98                              6,178                         6,011                      5,361


Chart assumes $10,000 invested on June 10, 1996 and includes the effect of the reinvestment of all dividends and capital gains.

1. Performance of Delaware Group Global & International Funds, Inc. Emerging Markets Fund (the "G & I Emerging Markets Fund") Institutional Class, net of management fees and expenses. Past performance may not be indicative of future results.
2. Performance of the Lipper Emerging Markets Equity Fund Universe consisting of between 55 and 85 funds during the measurement period. Multiple share classes are combined and regional or country funds are excluded.
3. Morgan Stanley Capital International Emerging Markets Free Index, an unmanaged index of emerging markets stocks. The performance of the Index has not been adjusted to reflect management fees or other expenses.

Monthly Results
-------------------------------------------------------------------------------
G & I Emerging Markets Fund                  June 30, 1996 - September 30, 1998





                          Delaware Pooled
                           Trust, Inc.
                          - The Emerging             G & I Emerging               MSCI Emerging             G & I Emerging Markets
                         Markets Portfolio            Markets Fund             Markets Free Index            Fund Relative Return*
                         -----------------            ------------             ------------------            ---------------------
                                                                     percent
----------------------------------------------------------------------------------------------------------------------------------
7/96                                                      -4.2                        -6.8                           2.8
8/96                                                       4.4                         2.6                           1.8
9/96                                                       0.3                         0.9                          -0.6
10/96                                                     -1.8                        -2.7                           0.9
11/96                                                      0.9                         1.7                          -0.8
12/96                                                      1.6                         0.5                           1.2
1/97                                                       9.6                         6.8                           2.6
2/97                                                       4.3                         4.3                           0.0
3/97                                                      -1.8                        -2.6                           0.8
4/97                                                       2.7                         0.2                           2.5
5/97                            4.6                        4.1                         2.9                           1.2
6/97                            5.9                        6.2                         5.4                           0.8
7/97                            0.4                        1.2                         1.5                          -0.3
8/97                           -8.4                       -7.5                       -12.7                           6.0
9/97                            4.9                        4.4                         2.8                           1.6
10/97                         -14.7                      -14.4                       -16.4                           2.4
11/97                          -2.7                       -4.1                        -3.7                          -0.5
12/97                           0.5                       -0.4                         2.4                          -2.8
1/98                           -5.4                       -7.8                        -7.8                           0.1
2/98                           11.2                       13.9                        10.4                           3.1
3/98                            1.8                        1.9                         4.3                          -2.3
4/98                            0.3                        0.1                        -1.1                           1.2
5/98                          -12.3                      -13.1                       -13.7                           0.7
6/98                          -14.0                      -14.9                       -10.5                          -4.9
7/98                            2.1                        1.9                         3.2                          -1.3
8/98                          -27.5                      -29.5                       -28.9                          -0.9
9/98                            4.9                        5.9                         6.3                          -0.4



* G & I Emerging Markets Fund Relative Return is the geometric difference between the monthly performance of the Delaware Group Global & International Funds, Inc. Emerging Markets Fund (the "G & I Emerging Markets Fund") Institutional Class, net of management fees and expenses, and the Morgan Stanley Capital International Emerging Markets Free Index, an unmanaged index of emerging markets stocks. For example, (1.044 / 1.026) - 1 = 1.8%. Performance of the Index has not been adjusted to reflect management fees or other expenses. Past performance may not be indicative of future results.

Defensive Characteristics(1)
-------------------------------------------------------------------------------
June 30, 1996 - September 30, 1998


                             G & I Emerging             MSCI Emerging             US Consumer
                             Markets Fund(2)         Markets Free Index(3)        Price Index(4)    Number of Months
                             ---------------         ---------------------       ---------------    ----------------
                                                                  percent

Bull Market Performance          83.1                      72.5                                             16
Bear Market Performance         -66.3                     -68.9                                             11
Total Performance
  (Annualized)(5)               -19.3                     -24.2                         1.9                 27




1. A Bull Market month is defined as one in which the MSCI EMF Index showed a positive US dollar return, and a Bear Market month as one in which the MSCI EMF Index showed a negative US dollar return. Bull Market Performance and Bear Market Performance have not been annualized. Past performance may not be indicative of future results.
2. Compound total return of Delaware Group Global & International Funds, Inc. Emerging Markets Fund (the "G & I Emerging Markets Fund") Institutional Class, net of management fees and expenses.
3. Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index of emerging markets stocks. The compound total return of the Index has not been adjusted to reflect management fees or other expenses.
4. Source: United States Bureau of Labor Statistics. Data is for Consumer Price Index - All Urban Consumers.
5. Total performance is calculated as the compound product of the Bull Market period and the Bear Market period. For example, the G & I Emerging Markets Fund performance is calculated as follows: (1 + 0.831) x (1 - 0.663) = (1 - 0.383) or (19.3%) annualized.

Comparative Annualized Performance
Against Competitors(1)
-------------------------------------------------------------------------------
June 30, 1996 - September 30, 1998





Maximum                                 -5.3%
25th Percentile                        -18.6%
G&I Emerging Markets Fund(2)           -19.3%
Median                                 -21.0%
75th Percentile                        -23.4%
MSCI Emerging Markets Free Index(3)    -24.2%
Minimum                                -36.4%


1. Percentile, Maximum, Median and Minimum data are from Lipper Emerging Markets Equity Fund Universe, consisting of 57 funds during the measurement period. Multiple share classes are combined and regional or country funds are excluded.
2. Performance represents the compound total return of the Delaware Group Global & International Funds, Inc. Emerging Markets Fund (the "G & I Emerging Markets Fund") Institutional Class for the period June 30, 1996 to September 30, 1998 and is net of management fees and fund expenses. The average annual total return for the lifetime period from the commencement of operations on June 10, 1996 through September 30, 1998 is -18.67% and for the one-year period ended September 30, 1998 is -50.78%, and two-year period ended September 30, 1998 is -21.52%. Past performance may not be indicative of future results.
3. Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index of emerging markets stocks. Performance represents the compound total return of the Index and has not been adjusted to reflect management fees or other expenses.

                           DELAWARE POOLED TRUST, INC.
                               One Commerce Square
                               2005 Market Street
                             Philadelphia, PA 19103


                                   Prospectus

                                  March 1, 1999

This Prospectus offers 19 Portfolios. Each Portfolio provides a no-load investment alternatives for institutional clients and high net-worth individuals. Delaware Pooled Trust, Inc. (the "Fund") is designed to meet the investment needs of discerning institutional investors and high net-worth individuals who desire experienced investment management and place a premium on personal service.

EQUITY ORIENTED                                                        FIXED-INCOME ORIENTED
The Large-Cap Value Equity Portfolio                          The Intermediate Fixed Income Portfolio
  (formerly named The Defensive Equity Portfolio)               (formerly named The Fixed Income Portfolio)
The Growth and Income Portfolio                               The Aggregate Fixed Income Portfolio
The Mid-Cap Growth Equity Portfolio                           The High-Yield Bond Portfolio
(formerly named The Aggressive Growth Portfolio)              The Diversified Core Fixed Income Portfolio
The Mid-Cap Value Equity Portfolio                            The Global Fixed Income Portfolio
  (formerly named The Small/Mid-Cap                           The International Fixed Income Portfolio
    Value Equity Portfolio)                                   The Limited-Term Maturity Portfolio
The Small Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio+                      ASSET ALLOCATION
The Real Estate Investment Trust Portfolio II                 The Asset Allocation Portfolio
The Global Equity Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio

+ The Real Estate Investment Trust Portfolio offers five classes of shares. This Prospectus relates only to The Real Estate Investment Trust Portfolio class, which commenced operations on November 3, 1997.

The Asset Allocation Portfolio is a "fund of funds" which primarily invests in several of the Portfolios of the Fund. It is a series of Delaware Group Foundation Funds ("Foundation Funds") which is also a mutual fund.


-------------------------------------------------------------------------------
    As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                TABLE OF CONTENTS
-------------------------------------------------------------------------------


                                                                          Page
                                                                          ----
 Risk/Return Summary: Investments, Risks, and Performance

     The Large-Cap Value Equity Portfolio The Growth and Income Portfolio The Mid-Cap Growth Equity Portfolio The Mid-Cap Value Equity Portfolio The Small-Cap Growth Equity Portfolio The Real Estate Investment Trust Portfolios The Global Equity Portfolio The International Equity Portfolio The Labor Select International Equity Portfolio The Emerging Markets Portfolio The Intermediate Fixed Income Portfolio The Aggregate Fixed Income Portfolio The High-Yield Bond Portfolio The Diversified Core Fixed Income Portfolio The Global Fixed Income Portfolio The International Fixed Income Portfolio The Limited-Term Maturity Portfolio The Asset Allocation Portfolio

 Additional Investment Information
 Risk Factors
 How to Purchase Shares
 Redemption of Shares
 Shareholder Services
 Valuation of Shares
 Management of the Fund
 Dividends and Capital Gains Distributions
 Taxes
 Financial Highlights

-------------------------------------------------------------------------------

Profile: The Large-Cap Value Equity Portfolio
-------------------------------------------------------------------------------

What are the Portfolio's Goals?
         The Large-Cap Value Equity Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?

         The Portfolio invests in equity securities of companies which, at the time of purchase, have dividend yields above the current yield of the Standard & Poor's 500 Stock Index ("S&P 500 Index") and which, in the investment adviser's opinion, offer capital gains potential as well. In selecting Portfolio securities, the investment adviser places an emphasis on strong relative performance in falling markets. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time it will invest in sponsored or unsponsored American Depositary Receipts actively traded in the United States. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities which include common stocks, securities convertible into common stocks and securities having common stocks characteristics, such as rights and warrants to purchase common stocks, and preferred stock. The Portfolio may hold cash or invest in short-term debt securities or other money market instruments (normally, not more than 5% of its total assets) when, in our opinion, such holdings are prudent given the prevailing market conditions.

         We seek to invest in high-yielding equity securities and believe that, although capital gains are important, the dividend return component will be a significant portion of the expected total return. We believe that a diversified portfolio of such high-yielding stocks will outperform the market over the long-term, as well as preserve principal in difficult market environments. Companies considered for purchase generally will exhibit the following characteristics at the time of purchase: 1) a dividend yield greater than the prevailing yield of the S&P 500 Index; 2) a price-to-book ratio lower than the average large capitalization company; and 3) a below-market price-to-earnings ratio.

What are the main risks of investing in the Portfolio?

         Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock prices. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

         You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Large-Cap Value Equity Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing in The Large-Cap Value Equity Portfolio. We show how returns for The Large-Cap Value Equity Portfolio have varied over the past six calendar years and since inception, as well as average annual returns for one and five years and since inception -- all compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Large-Cap Value Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

* The Large-Cap Value Equity Portfolio
* S&P 500

         [GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
                  (The Large-Cap Value Equity Portfolio) FPO]

         The Large-Cap Value Equity Portfolio                 S&P 500
1992
1993
1994
1995
1996
1997
1998

Year-by-year total return (The Large-Cap Value Equity Portfolio)

As of December 31, 1998, The Large-Cap Value Equity Portfolio had a year-to-date return of XX%. During the periods illustrated in this bar chart, The Large-Cap Value Equity Portfolio's highest return was XX% [date] and its lowest return was XX% [date].

[table]
                               Average annual return for periods ending 12/31/98

                          The Large-Cap Value Equity   S&P 500
                          Portfolio

1 year                    00.00%                       00.00%
5 years                   00.00%                       00.00%
Since inception
(2/3/92)                  00.00%                       00.00%

What are The Large-Cap Value Equity Portfolio's fees and expenses?

 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases as        None
 a percentage of offering price
 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on reinvested          None
 dividends
 -----------------------------------------------------------------
 Purchase reimbursement fees(1)                             None
 -----------------------------------------------------------------
 Redemption reimbursement fees(1)                           None
 -----------------------------------------------------------------
 Exchange Fees                                              None
 -----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Large-Cap Value Equity Portfolio's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

 ------------------------------------------------------------------
 Investment advisory fees(1)                                00.00%
 ------------------------------------------------------------------
 Distribution and service (12-1) fees                       None
 ------------------------------------------------------------------
 Other expenses(1)                                          00.00%
 ------------------------------------------------------------------
 Total operating expenses(1)                                00.00%
 ------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------------------
 1 year                $00
 --------------------------
 3 years               $00
 --------------------------
 5 years               $00
 --------------------------
 10 years              $00
 --------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

-------------------------------------------------------------------------------
Profile: The Growth and Income Portfolio
-------------------------------------------------------------------------------

What are the Portfolio's Goals?

         The Growth and Income Portfolio seeks capital appreciation and income. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?

         The Portfolio seeks to achieve its objectives by investing primarily in income-producing common stocks, with a focus on common stocks that we believe have the potential for above average dividend increases over time. Under normal circumstances, the Portfolio will generally invest at least 65% of its total assets in dividend paying common stocks.

         In selecting stocks for the Portfolio, we will focus primarily on dividend paying common stock issued by companies with market capitalization in excess of $100 million but we are not precluded from purchasing shares of companies with market capitalizations of less than $100 million. In seeking stocks with potential for above average dividend increases, we will consider such factors as the historical growth rate of a company's dividend, the frequency of prior dividend increases, the issuing company's potential to generate cash flows and the price/earnings multiple of the stock relative to the market. We will generally avoid stocks that we believe are overvalued and may select stocks with current dividend yields that are lower than the current yield of the Standard & Poor's 500 Stock Index ("S&P 500") in exchange for anticipated dividend growth.

         While the Portfolio's objectives may best be attained by investing in common stocks, it may also invest in other securities including, but not limited to, convertible and preferred securities, shares or convertible bonds issued by real estate investment trust (REITS), rights and warrants to purchase common stock and various types of fixed-income securities, such as U.S. government and government agency securities, corporate debt securities, and bank obligations, and may also engage in options and futures transactions. The Portfolio may invest up to 5% of its assets in foreign securities and, without limitation in sponsored and unsponsored ADRs that are actively traded in the U.S.

         In addition, in unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. In taking such temporary defensive positions the Portfolio may not be able to achieve its investment goals.

What are the main risks of investing in the Portfolio?

         Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio primarily be affected by changes in stock prices. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

         You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Growth and Income Portfolio performed?

This table can help you evaluate the potential risks of investing in The Growth and Income Portfolio. We show returns for The Growth and Income Portfolio since inception compared to the performance of the S& S&P 500 Composite Stock Price Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Growth and Income Portfolio. Returns would be lower without the voluntary waiver and payment.


[table]
                                Average annual return for period ending 12/31/98

                          The Growth and Income        S&P 500
                          Portfolio

Since inception
(11/4/97)                 00.00%                       00.00%

What are The Growth and Income Portfolio's fees and expenses?

--------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as     None
a percentage of offering price
--------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested       None
dividends
--------------------------------------------------------------
Purchase reimbursement fees(1)                          None
--------------------------------------------------------------
Redemption reimbursement fees(1)                        None
--------------------------------------------------------------
Exchange Fees                                           None
--------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Growth and Income Portfolio's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

-----------------------------------------------------------------
Investment advisory fees(1)                               00.00%
-----------------------------------------------------------------
Distribution and service (12-1) fees                      None
-----------------------------------------------------------------
Other expenses (1)(2)                                     00.00%
-----------------------------------------------------------------
Total operating expenses(1)                               00.00%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------
1 year                $00
--------------------------
3 years               $00
--------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets.

(2) Other expenses are based on estimated amounts for the current fiscal year.

(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

-------------------------------------------------------------------------------

Profile: The Mid-Cap Growth Equity Portfolio
-------------------------------------------------------------------------------

What are the Portfolio's Goals?

         The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital growth. Current income is expected to be incidental. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?

         The Portfolio seeks to attain this objective by investing in equity securities of smaller and medium-sized companies which, in the opinion of the investment adviser, present, at the time of purchase, significant long-term growth potential. Under normal market conditions, the Portfolio invests at least 65% of its total assets in growth-oriented common stocks of domestic corporations. Those companies, in the investment adviser's view, generally have total market capitalizations between $100 million and $2.5 billion at the time of purchase. The Portfolio may invest in securities issued by companies having a capitalization outside that range when, in the investment adviser's opinion, such a company exhibits the same characteristics and growth potential as companies within the range. Equity securities for this purpose include, but are not to be limited to, common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. The Portfolio also may purchase preferred stock.

         We assess economic, industry, market and company developments to select investments in promising emerging growth companies that are expected to benefit from new technology, new products or services, research discoveries, rejuvenated management and the like. However, the Portfolio may invest in any equity security which, in our judgment, provides the potential for significant capital appreciation.

         Although we do not pursue a market timing approach to investing, the Portfolio may hold cash or invest in short-term debt securities or other money market instruments when, in our opinion, such holdings are prudent given the prevailing market conditions. Generally, the Portfolio will not hold more than 10% of its total assets in cash or such short-term investments, but, on occasion, may hold as much as 30% of its total assets in cash or such short-term investments. The Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities.

What are the main risks of investing in the Portfolio?

         Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock prices. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies.

         You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Mid-Cap Growth Equity Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing The Mid-Cap Growth Equity Portfolio. We show how returns for The Mid-Cap Growth Equity Portfolio have varied over the past six calendar years and since inception, as well as average annual returns for one and five years and since inception -- all compared to the performance of the Russell 2000 Stock Index. The Russell 2000 Stock Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Mid-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.


* The Mid-Cap Growth Equity Portfolio
* Russell 2000 Stock Index

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Mid-Cap Growth Equity Portfolio) FPO]

         The Mid-Cap Growth Equity Portfolio         Russell 2000 Stock Index

1992
1993
1994
1995
1996
1997
1998

[bar chart]
Year-by-year total return (The Mid-Cap Growth Equity Portfolio)

As of December 31, 1998, The Mid-Cap Growth Equity Portfolio had a year-to-date return of XX%. During the periods illustrated in this bar chart, The Mid-Cap Growth Equity Portfolio's highest return was XX% [date] and its lowest return was XX% [date].

[table]
                               Average annual return for periods ending 12/31/98

                   The Mid-Cap Growth Equity   Russell 2000 Stock
                   Portfolio                   Index

1 year             00.00%                      00.00%
5 years            00.00%                      00.00%
Since inception
(2/3/92)           00.00%                      00.00%

What are The Mid-Cap Growth Equity Portfolio's fees and expenses?

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as        None
a percentage of offering price
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested          None
dividends
----------------------------------------------------------------
Purchase reimbursement fees(1)                             None
----------------------------------------------------------------
Redemption reimbursement fees(1)                           None
----------------------------------------------------------------
Exchange Fees                                              None
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Mid-Cap Growth Equity Portfolio's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

-----------------------------------------------------------------
Investment advisory fees(1)                               00.00%
-----------------------------------------------------------------
Distribution and service (12-1) fees                      None
-----------------------------------------------------------------
Other expenses(1)                                         00.00%
-----------------------------------------------------------------
Total operating expenses(1)                               00.00%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------
1 year                $00
--------------------------
3 years               $00
--------------------------
5 years               $00
--------------------------
10 years              $00
--------------------------


(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.93% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

-------------------------------------------------------------------------------

Profile: The Mid-Cap Value Equity Portfolio
-------------------------------------------------------------------------------

What are the Portfolio's Goals?

         The Mid-Cap Value Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?

         The Mid-Cap Value Equity Portfolio seeks to achieve its objective by investing primarily in equity securities of companies, which, at the time of purchase, have market capitalizations of between $1 billion and $9 billion and are listed on a national securities exchange or NASDAQ, and which, in our opinion, offer capital gains potential.

         In selecting Portfolio securities, we place an emphasis on strong relative performance in falling markets. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time the Portfolio will include sponsored or unsponsored American Depositary Receipts actively traded in the United States. Under normal market conditions, at least 65% of the value of the Portfolio's total assets will be invested in equity securities of companies described above. Equity securities for this purpose include common stocks, securities convertible into common stocks, securities having common stock characteristics, such as rights and warrants to purchase common stocks, preferred stock, and certain other non-traditional equity securities. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions.

         The Portfolio expects to invest in companies in the capitalization range described above, and that have been in existence for at least [three] years (including the operation of any predecessor company) but which have the potential, in the investment adviser's judgment, for providing long-term total return. Because the Portfolio seeks long-term total return by investing primarily in small- to mid-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities. The Portfolio may also invest in futures contracts and options on futures contracts subject to certain limitations.

         What are the main risks of investing in the Portfolio?

         Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock prices. Because the Portfolio seeks long-term total return by investing primarily in mid-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility that investments in larger capitalization securities. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

         You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Mid-Cap Value Equity Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing The Mid-Cap Value Equity Portfolio. We show how returns for The Mid-Cap Value Equity Portfolio have varied over the past calendar year and since inception, as well as average annual returns for one year and since inception -- all compared to the performance of the Russell 2500 Value Index. The Russell 2500 Value Index measures the performance of Russell 2500 with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Mid-Cap Value Equity Portfolio. Returns would be lower without the voluntary waiver and payment.


* The Mid-Cap Value Equity Portfolio
* Russell 2500 Value Index

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (INSTITUTIONAL CLASS) FPO]

         The Mid-Cap Value Equity Portfolio          Russell 2500 Value Index
1997
1998

[bar chart]
Year-by-year total return (The Mid-Cap Value Equity Portfolio)

As of December 31, 1998, The Mid-Cap Value Equity Portfolio had a year-to-date return of XX%. During the periods illustrated in this bar chart, The Mid-Cap Value Equity Portfolio's highest return was XX% [date] and its lowest return was XX% [date].

[table]
                              Average annual return for periods ending 12/31/98

                   The Mid-Cap Value Equity    Russell 2500 Value
                   Portfolio                   Index

1 year             00.00%                      00.00%
Since inception
(12/29/97)         00.00%                      00.00%

What are The Mid-Cap Value Equity Portfolio's fees and expenses?

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as       None
a percentage of offering price
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested         None
dividends
----------------------------------------------------------------
Purchase reimbursement fees(1)                            None
----------------------------------------------------------------
Redemption reimbursement fees(1)                          None
----------------------------------------------------------------
Exchange Fees                                             None
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Mid-Cap Value Equity Portfolio's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

----------------------------------------------------------------
Investment advisory fees(1)                              00.00%
----------------------------------------------------------------
Distribution and service (12-1) fees                     None
----------------------------------------------------------------
Other expenses(1)                                        00.00%
----------------------------------------------------------------
Total operating expenses(1)                              00.00%
----------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------
1 year                $00
--------------------------
3 years               $00
--------------------------
5 years               $00
--------------------------
10 years              $00
--------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

-------------------------------------------------------------------------------

Profile: The Small-Cap Growth Equity Portfolio
-------------------------------------------------------------------------------

What are the Portfolio's Goals?

         The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?

         The Portfolio will invest primarily in equity securities of companies which we believe have the potential for high earnings growth, and which generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ. The Portfolio has been designed to provide investors with potentially greater long-term rewards than provided by an investment in a fund that seeks capital appreciation from common stocks of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest substantially all, and under normal conditions not less than 65%, of its assets in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that the Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings, if any, of those securities will not be an important factor in their selection. In addition, under normal market conditions, no more than 35% of the Portfolio's total assets may be invested in debt securities of corporate and governmental issues.

         The Portfolio will invest in equity securities of companies we believe to be undervalued and to have the potential for high earnings growth. Companies in which the Portfolio invests generally will meet one or more of the following criteria: high historical earnings-per-share ("EPS") growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price to earning ratios; and high relative discounted cash flows. In selecting the Portfolio's investments, we also focus on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

         At no time will the investments of the Portfolio in bank obligations, including time deposits, exceed 25% of the value of the Portfolio's assets. The Portfolio may also engage in options and futures transactions. In addition, the Portfolio may invest up to 10% of its assets in foreign securities which may include Global Depositary Receipts and, without limitation, in sponsored and unsponsored ADRs that are actively traded in the U.S.

         In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. In such situations the Portfolio may not be able to achieve its investment goal.

What are the main risks of investing in the Portfolio?

         Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio primarily will be affected by changes in stock prices. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

         You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Small-Cap Growth Equity Portfolio performed?

This table can help you evaluate the potential risks of investing in The Small-Cap Growth Equity Portfolio. We show average annual return of the Portfolio since inception compared to the performance of the Russell 2000 Stock Index. The Russell 2000 Stock Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Small-Cap Growth Equity Portfolio's past performance does not necessarily indicate how it will perform in the future. During the period shown, Delaware Management Company has voluntarily waived and paid expenses of The Small-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[table]
                               Average annual return for period ending 12/31/98

                          The Small-Cap Growth         Russell 2000
                          Equity Portfolio             Stock  Index

Since inception
(9/15/98)                 00.00%                       00.00%

What are The Small-Cap Growth Equity Portfolio's fees and expenses?

---------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as      None
a percentage of offering price
---------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested        None
dividends
---------------------------------------------------------------
Purchase reimbursement fees(1)                           None
---------------------------------------------------------------
Redemption reimbursement fees(1)                         None
---------------------------------------------------------------
Exchange Fees                                            None
---------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Small-Cap Growth Equity Portfolio's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

----------------------------------------------------------------
Investment Advisory fees(1)                              00.00%
----------------------------------------------------------------
Distribution and service (12-1) fees                     None
----------------------------------------------------------------
Other expenses(1)(2)                                     00.00%
----------------------------------------------------------------
Total operating expenses(1)                              00.00%
----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

---------------------------
1 year                 $00
---------------------------
3 years                $00
---------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets.

(2) Other expenses are based on estimated amounts for the current fiscal year.

(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

-------------------------------------------------------------------------------

Profile: The Real Estate Investment Trust Portfolio
         The Real Estate Investment Trust Portfolio II
-------------------------------------------------------------------------------

What are the each Portfolio's Goals?

         Each Portfolio seek maximum long-term total return, with capital appreciation as a secondary objective. Although each Portfolio will strive to achieve their goal, there is no assurance that they will.

What are each Portfolio's main investment strategies?

         Each Portfolio invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of each Portfolio's total assets will be invested in equity securities of real estate investment trusts ("REITs"). The Portfolios are considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolios' investments may affect a larger portion of their overall assets and subject the Portfolios to greater risks.

         The Portfolios may invest without limitation in equity securities of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. The Portfolios may also invest in other real estate industry operating companies ("REOCs"). For purposes of the Portfolios' investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either
         (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. The Portfolios' investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored American Depositary Receipts actively traded in the United States. Equity securities for this purpose include common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Each Portfolio may also purchase preferred stock. In addition, each Portfolio may invest up to 10% of its assets in foreign securities, and in convertible securities.

         Each Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions. Except when a temporary defensive approach is appropriate, each Portfolio will not hold more than 5% of its total assets in cash or such short-term investments. In such situations, the Portfolios may not be able to achieve their goals.

         While the Portfolios do not intend to invest directly in real estate, either Portfolio could, under certain circumstances, own real estate directly as a result of a default on securities that it owns. In addition, if either Portfolio has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company.

         In connection with each Portfolio's ability to invest up to 10% of its total assets in the securities of foreign issuers, currency considerations may present risks if the Portfolio holds international securities. Currency considerations carry a special risk for a portfolio of international securities. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

         We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with its investment objective. It is anticipated that the annual turnover rate of the Portfolio, under normal circumstances, will generally not exceed 100%.

What are the main risks of investing in each Portfolio?

         Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. In addition, the Portfolio's share prices and yields will fluctuate in response to movements in stock prices. Because the Portfolios concentrate their investments in the real estate industry, an investment in either Portfolio may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. By investing in REITs indirectly through either Portfolio, a shareholder bears not only a proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

         You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Real Estate Investment Trust Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing The Real Estate Investment Trust Portfolio. We show how returns for The Real Estate Investment Trust Portfolio have varied over the past three calendar years and since inception, as well as average annual returns for one year and since inception -- all compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in may types of U.S. property. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Real Estate Investment Trust Portfolio class commenced operations on November 4, 1997. [Total return for the class prior to November 4, 1997 is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. That original class has been redesignated REIT Fund A Class. Like The Real Estate Investment Trust Portfolio class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses. ] The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Real Estate Investment Trust Portfolio. Returns would be lower without the voluntary waiver and payment.


* The Real Estate Investment Trust Portfolio
* NAREIT Equity REIT Index

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio) FPO]

      The Real Estate Investment Trust Portfolio      NAREIT Equity REIT Index
1995
1996
1997
1998

[bar chart]
Year-by-year total return (The Real Estate Investment Trust Portfolio)

As of December 31, 1998, The Real Estate Investment Trust Portfolio had a year-to-date return of XX%. During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio's highest return was XX% [date] and its lowest return was XX% [date].

[table]
                               Average annual return for periods ending 12/31/98

                   The Real Estate
                   Investment Trust                NAREIT Equity
                   Portfolio                       REIT Index

1 year             00.00%                            00.00%
Since inception
(12/6/95)          00.00%                            00.00%

What are The Real Estate Investment Trust Portfolio's fees and expenses?

---------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as      None
a percentage of offering price
---------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested        None
dividends
---------------------------------------------------------------
Purchase reimbursement fees(1)                           None
---------------------------------------------------------------
Redemption reimbursement fees(1)                         None
---------------------------------------------------------------
Exchange Fees                                            None
---------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Real Estate Investment Trust Portfolio's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

----------------------------------------------------------------
Investment advisory fees(1)                              00.00%
----------------------------------------------------------------
Distribution and service (12-1) fees                     None
----------------------------------------------------------------
Other expenses(1)                                        00.00%
----------------------------------------------------------------
Total operating expenses(1)                              00.00%
----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

---------------------------
1 year                 $00
---------------------------
3 years                $00
---------------------------
5 years                $00
---------------------------
10 years               $00
---------------------------


(1) Beginning November 11, 1998, Delaware Management Company has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.95% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

How has The Real Estate Investment Trust Portfolio II performed?

This bar chart and table can help you evaluate the potential risks of investing in The Real Estate Investment Trust Portfolio II. We show average annual return for The Real Estate Investment Trust Portfolio II for the past calendar year and since inception, as well as average annual returns for one year and since inception -- all compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in may types of U.S. property. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Real Estate Investment Trust Portfolio II. Returns would be lower without the voluntary waiver and payment.

*The Real Estate Investment Trust Portfolio II
*NAREIT Equity REIT Index

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio II) FPO]

       The Real Estate Investment Trust Portfolio II   NAREIT Equity REIT Index
1997
1998

Year-by-year total return (The Real Estate Investment Trust Portfolio II)

As of December 31, 1998, The Real Estate Investment Trust Portfolio II had a year-to-date return of XX%. During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio II's highest return was XX% [date] and its lowest return was XX% [date].

[table]
                               Average annual return for periods ending 12/31/98

                          The Real Estate Investment   NAREIT Equity
                          Trust Portfolio II           REIT Index

1 year                    00.00%                       00.00%
Since inception
(11/4/97)                 00.00%                       00.00%

What are The Real Estate Investment Trust Portfolio II's fees and expenses?

---------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as      None
a percentage of offering price
---------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested        None
dividends
---------------------------------------------------------------
Purchase reimbursement fees(1)                           None
---------------------------------------------------------------
Redemption reimbursement fees(1)                         None
---------------------------------------------------------------
Exchange Fees                                            None
---------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Real Estate Investment Trust Portfolio II's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

-----------------------------------------------------------------
Investment advisory fees(1)                               00.00%
-----------------------------------------------------------------
Distribution and service (12-1) fees                      None
-----------------------------------------------------------------
Other expenses(1)                                         00.00%
-----------------------------------------------------------------
Total operating expenses(1)                               00.00%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

---------------------------
1 year                 $00
---------------------------
3 years                $00
---------------------------
5 years                $00
---------------------------
10 years               $00
---------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.86% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

-------------------------------------------------------------------------------

Profile: The Global Equity Portfolio
-------------------------------------------------------------------------------

What are the Portfolio's Goals?

         The Global Equity Portfolio seeks long-term growth without undue risk to principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?

         The Portfolio seeks to achieve its objective by investing in global equity securities that provide the potential for capital appreciation and income. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in equity securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. The Portfolio will invest in a broad range of equity securities including common stocks, preferred stocks, convertible securities and warrants. The Portfolio may also invest in sponsored or unsponsored Depositary Receipts.

         The Portfolio will attempt to achieve its objective by investing in securities traded in equity markets and currencies that we believe offer the best relative value within the global investment universe. A dividend discount model will be employed to assess value across country boundaries. When using a dividend discount analysis to value individual equity markets, we will look at future anticipated dividends and discount the value of those dividends back to what they would be worth if they were being paid today. We will use this technique to attempt to compare the value of different investments.

         In a global portfolio, currency return is also an integral component of an investment's total return. We will use a purchasing power parity approach to access the value of individual currencies. Purchasing power parity attempts to identify the amounts of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued.

         Simultaneous with identifying the most attractive equity markets and currencies, we will attempt to purchase undervalued securities. Individual equity securities around the world will be selected on the basis of an analysis of the issuing company's operations, financial statements and each company's current valuation. In our selection process, we will place special emphasis on present dividend yield and expectations for dividend growth.

         The Portfolio may purchase securities in any foreign country, developed and underdeveloped, or emerging market countries. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries.

         The Portfolio may also seek to achieve growth through investment of up to 35% of its assets in income producing debt securities such as U.S. or foreign government or corporate bonds. In addition, for temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities, which are backed by the full faith and credit of the U.S. government, or issued by foreign or U.S. companies and certain short-term instruments. In taking such temporary defensive positions, the Portfolio may not be able to achieve its investment objective.

         The Portfolio may also invest in the securities listed above pending investment of proceeds from new sales of Portfolio shares and to maintain sufficient cash to meet redemption requests.

What are the main risks of investing in the Portfolio?

         Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. issuers which are generally denominated in foreign currencies involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. The Portfolio may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. In addition, investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         See "Additional Investment Information" and "Risk Factors" for further details concerning these instruments

         You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Global Equity Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing The Global Equity Portfolio. We show how returns for The Global Equity Portfolio have varied over the past calendar year and since inception, as well as average annual returns for one year and since inception -- all compared to the performance of the Morgan Stanley Capital International World Stock Index. The Morgan Stanley Capital International World Stock Index an international index that includes stocks traded in Europe, Australia, the Far East, plus the U.S., and Canada, and South Africa, weighted by capitalization. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived and paid expenses of The Global Equity Portfolio. Returns would be lower without the voluntary waiver and payment.


* The Global Equity Portfolio
* Morgan Stanley Capital International World Stock Index

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Global Equity Portfolio) FPO]

      The Global Equity Portfolio             Morgan Stanley Capital International World Stock Index

1997
1998

[bar chart]
Year-by-year total return (The Global Equity Portfolio)

As of December 31, 1998, The Global Equity Portfolio had a year-to-date return of XX%. During the periods illustrated in this bar chart, The Global Equity Portfolio's highest return was XX% [date] and its lowest return was XX% [date].

[table]
                               Average annual return for periods ending 12/31/98

                   The Global Equity           Morgan Stanley Capital
                   Portfolio                   International World Stock
                                               Index

1 year             00.00%                      00.00%
Since inception
(10/15/97)         00.00%                      00.00%

What are The Global Equity Portfolio's fees and expenses?

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as       None
a percentage of offering price
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested         None
dividends
----------------------------------------------------------------
Purchase reimbursement fees(1)                            0.40%
----------------------------------------------------------------
Redemption reimbursement fees(1)                          0.30%
----------------------------------------------------------------
Exchange Fees                                             None
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Global Equity Portfolio's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

-----------------------------------------------------------------
Investment advisory fees(2)                               00.00%
-----------------------------------------------------------------
Distribution and service (12-1) fees                      None
-----------------------------------------------------------------
Other expenses(2)                                         00.00%
-----------------------------------------------------------------
Total operating expenses(2)                               00.00%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------------------------------------
                           Assumes           Assumes no
                        redemption           redemption
--------------------------------------------------------
1 year                         $00                  $00
--------------------------------------------------------
3 years                        $00                  $00
--------------------------------------------------------
5 years                        $00                  $00
--------------------------------------------------------
10 years                       $00                  $00
--------------------------------------------------------

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchase reimbursement fee, investors in The Global Equity Portfolio, with the concurrence of the adviser, may elect to invest by a contribution of securities or follow procedures that have the same economic effect as such a contribution.

(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets.

(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

-------------------------------------------------------------------------------

Profile: The International Equity Portfolio
-------------------------------------------------------------------------------

What are the Portfolio's Goals?
         The International Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?

         The Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three different countries outside the United States, and which, in the investment adviser's opinion, are undervalued at the time of purchase based on rigorous fundamental analysis employed by the investment adviser. Investments will be made mainly in marketable securities of companies located in developed countries, but the Portfolio may hold securities of issuers located in any developing country that we determine to be appropriate for the Portfolio.

         In selecting portfolio securities we emphasize strong performance in falling markets relative to other mutual funds focusing on international equity investments. Equity securities in which the Portfolio may invest include, but are not limited to, common stocks and securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including European Currency Units ("ECU") or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position the Portfolio may not be able to attain its investment objective.

         The Portfolio may hold up to 15% of its assets in foreign fixed-income securities when, in our opinion, equity securities are overvalued and such fixed-income securities present an opportunity for returns, over an 18-month period, greater than those available through investments in equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including ECU, and must have a government or government agency backed credit status which would include, but not be limited to, supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include: The World Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank. Such fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality.

         Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we identify those stocks which we believe will provide the highest total return over a market cycle taking into consideration the movement in the price of the individual security, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct extensive fundamental research on a global basis in an effort to identify securities that have the potential for maximum long-term total return. The center of the fundamental research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 150% under normal circumstances.

What are the main risks of investing in the Portfolio?

         Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in the stock and bond prices and currency exchange rates.

         Investments in securities of non-U.S. issuers which are generally denominated in foreign currencies involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Equity Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing in The International Equity Portfolio. We show how returns for The International Equity Portfolio have varied over the past six calendar years and since inception, as well as average annual returns for one and five years and since inception -- all compared to the performance of the Morgan Stanley Capital International EAFE Stock Index. The Morgan Stanley Capital International EAFE Stock Index an international index including stocks traded on 16 exchanges in Europe, Australia and the Far East, weighted by capitalization. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived and paid expenses of The International Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

* The International Equity Portfolio
* Morgan Stanley Capital International EAFE Stock Index

         [GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
                   (The International Equity Portfolio) FPO]

         The International Equity Portfolio          Morgan Stanley Capital International EAFE Stock Index

1992
1993
1994
1995
1996
1997
1998

Year-by-year total return (The International Equity Portfolio)

As of December 31, 1998, The International Equity Portfolio had a year-to-date return of XX%. During the periods illustrated in this bar chart, The International Equity Portfolio's highest return was XX% [date] and its lowest return was XX% [date].

[table]
                               Average annual return for periods ending 12/31/98

                          The International Equity     Morgan Stanley Capital
                          Portfolio                    International EAFE
                                                       Stock Index

1 year                    00.00%                       00.00%
5 years                   00.00%                       00.00%
Since inception
(2/3/92)                  00.00%                       00.00%

What are The International Equity Portfolio's fees and expenses?

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as       None
a percentage of offering price
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested         None
dividends
----------------------------------------------------------------
Purchase reimbursement fees(1)                            None
----------------------------------------------------------------
Redemption reimbursement fees(1)                          None
----------------------------------------------------------------
Exchange Fees                                             None
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The International Equity Portfolio's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

-----------------------------------------------------------------
Investment advisory fees(1)                              00.00%
-----------------------------------------------------------------
Distribution and service (12-1) fees                     None
-----------------------------------------------------------------
Other expenses(1)                                        00.00%
-----------------------------------------------------------------
Total operating expenses(1)                              00.00%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

---------------------------
1 year                 $00
---------------------------
3 years                $00
---------------------------
5 years                $00
---------------------------
10 years               $00
---------------------------

(1) Delaware International Advisers has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

-------------------------------------------------------------------------------

Profile:          The Labor Select International Equity Portfolio
-------------------------------------------------------------------------------

What are the Portfolio's Goals?

         The Labor Select International Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?

         The Portfolio, under normal market conditions, will invest at least 65% of its total assets in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three different countries outside of the United States, and which, in our opinion are undervalued at the time of purchase based on rigorous fundamental analysis employed by the investment adviser. In addition to following these quantitative guidelines, we will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

         In selecting portfolio securities, we emphasize strong performance in falling markets relative to other mutual funds focusing on international equity investments. Equity securities in which the Portfolio may invest include common stocks and securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the ECU) or may invest in short-term debt securities or other money market instruments. Except when a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position the Portfolio may not be able to attain its investment objective.

         The Portfolio may hold up to 15% of its assets in foreign fixed-income securities when, in our opinion, equity securities are overvalued and such fixed-income securities present an opportunity for returns greater than those available through investments in equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the ECU, and must have a government or government agency backed credit status which would include, but not be limited to, supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include: the World Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank. Such fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or determined to be of comparable quality.

         Our approach in selecting investments for the Portfolio is primarily quantitatively oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we identify those stocks which will provide the highest total return over a market cycle, taking into consideration the movement in the price of the individual security, the impact of currency adjustment on a United States domiciled, dollar-based investor and the investment guidelines described below. We conduct extensive fundamental research on a global basis, and it is through this research effort that securities, which have the potential for maximum long-term total return, are identified. The center of the fundamental research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. Our approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made.

         Supplementing our quantitative approach to stock selection, we also attempt to follow certain qualitative investment guidelines which seek to identify issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor. These qualitative investment guidelines include country screens, as well as additional issuer-specific criteria. The country screens require that the securities are of issuers domiciled in those countries that are included in the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index and Canada, as long as the country does not appear on any list of prohibited or boycotted nations of the AFL-CIO or certain other labor organizations. Nations that are presently in the EAFE Index include Japan, the United Kingdom, Germany, France and The Netherlands. In addition, the Portfolio will tend to favor investment in issuers located in those countries that we perceive as enjoying favorable relations with the United States. Pursuant to the Portfolio's issuer-specific criteria, the Portfolio will (1) invest only in companies which are publicly traded; (2) focus on companies that show, in our opinion, evidence of pursuing fair labor practices; (3) focus on companies that have not been subject to penalties or tariffs imposed by applicable U.S. government agencies for unfair trade practices within the previous two years; and (4) not invest in initial public offerings. Evidence of pursuing fair labor practices would include whether a company has demonstrated patterns of non-compliance with applicable labor or health and safety laws. The qualitative labor sensitivity factors that we will utilize in selecting securities will vary over time, and will be solely in the adviser's discretion.

         We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective. It is anticipated that the annual turnover rate of the Portfolio, under normal circumstances, will generally not exceed 100%.

         Currency considerations carry a special risk for a portfolio of international securities, and the investment adviser employs a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

What are the main risks of investing in the Portfolio?

         Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio's share prices and yields will fluctuate in response to movements in stock prices and currency exchange rates. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

         You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Labor Select International Equity Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing in The Labor Select International Equity Portfolio. We show how returns for The Labor Select International Equity Portfolio have varied over the past three calendar years and since inception, as well as average annual returns for one year and since inception -- all compared to the performance of the Morgan Stanley Capital International EAFE Stock Index. The Morgan Stanley Capital International EAFE Stock Index an international index including stocks traded on 16 exchanges in Europe, Australia and the Far East, weighted by capitalization. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived and paid expenses of The Labor Select International Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

* The Labor Select International Equity Portfolio
* Morgan Stanley Capital International EAFE Stock Index

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Labor Select International Equity Portfolio) FPO]

         The Labor Select International Equity Portfolio      Morgan Stanley Capital International EAFE Stock Index

1995
1996
1997
1998

Year-by-year total return (The Labor Select International Equity Portfolio)

As of December 31, 1998, The Labor Select International Equity Portfolio had a year-to-date return of XX%. During the periods illustrated in this bar chart, The Labor Select International Equity Portfolio's highest return was XX% [date] and its lowest return was XX% [date].

[table]
                               Average annual return for periods ending 12/31/98

                          The Labor Select             Morgan Stanley Capital
                          International Equity         International EAFE
                          Portfolio                    Stock Index

1 year                    00.00%                       00.00%
Since inception
(12/19/95)                00.00%                       00.00%

What are The Labor Select International Equity Portfolio's fees and expenses?

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as       None
a percentage of offering price
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested         None
dividends
----------------------------------------------------------------
Purchase reimbursement fees(1)                            None
----------------------------------------------------------------
Redemption reimbursement fees(1)                          None
----------------------------------------------------------------
Exchange Fees                                             None
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Labor Select International Equity Portfolio's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

-----------------------------------------------------------------
Investment advisory fees(1)                               00.00%
-----------------------------------------------------------------
Distribution and service (12-1) fees                      None
-----------------------------------------------------------------
Other expenses(1)                                         00.00%
-----------------------------------------------------------------
Total operating expenses(1)                               00.00%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

---------------------------
1 year                 $00
---------------------------
3 years                $00
---------------------------
5 years                $00
---------------------------
10 years               $00
---------------------------

(1) Delaware International Advisers has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

-------------------------------------------------------------------------------

Profile: The Emerging Markets Portfolio
-------------------------------------------------------------------------------

What are the Portfolio's Goals?

         The Emerging Markets Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?

         The Emerging Markets Portfolio is an international fund. The Portfolio, under normal market conditions, will invest at least 65% of its assets in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three different emerging countries. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks. The Portfolio will attempt to achieve its objective by investing in a broad range of equity securities, including common stocks, preferred stocks, convertible securities and warrants issued by companies located or operating in emerging countries.

         The Portfolio considers an "emerging country" to be any country which is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In addition, any country that is included in the IFC Free Index or MSCI EMF Index will be considered to be an "emerging country." As of the date of this Prospectus, there are more than 130 countries that we generally consider to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Almost every nation in the world is included within this group of developing or emerging countries except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.

         Currently, investing in many emerging countries is not feasible, or may, in our opinion, involve unacceptable political risks. The Portfolio will focus its investments in those emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. We believe that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets in such countries.

         In considering possible emerging countries in which the Portfolio may invest, we will place particular emphasis on certain factors, such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We currently anticipate that the countries in which the Portfolio may invest will include, but are not limited to, Argentina, Brazil, Chile, China, Columbia, The Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Korea, Malaysia, Mexico, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. As markets in other emerging countries develop, we expect to expand and further diversify the countries in which the Portfolio invests.

         Although not this is not an exclusive list, we consider an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics: (i) its principal securities trading market is an emerging country, as defined above; (ii) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging country. We will determine eligibility based on publicly available information and inquiries made of the companies.

         Up to 35% of the Portfolio's net assets may be invested in fixed-income securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high-yield, high risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered to be of equivalent quality. The Portfolio may also invest in Brady Bonds and zero coupon bonds. The Portfolio may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be dominated in the currency of another country or in multinational currency units, including ECU. For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in the high quality debt instruments in which The International Equity Portfolio may invest. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

What are the main risks of investing in the Portfolio?

         Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. issuers which are generally denominated in foreign currencies involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. The Portfolio may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. In addition, investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Emerging Markets Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing in The Emerging Markets Portfolio. We show how returns for The Emerging Markets Portfolio have varied over the past calendar years and since inception, as well as average annual returns for one year and since inception -- all compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Equity Index. The Morgan Stanley Capital International Emerging Markets Free Equity Index a U.S. dollar dominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a tax regulatory environment, and greater perceived market risk than in the developed countries. Within this index, MSCI aims to capture an aggregate of 60% of local market capitalization. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived and paid expenses of The Emerging Markets Portfolio. Returns would be lower without the voluntary waiver and payment.

* The Emerging Markets Portfolio
* Morgan Stanley Capital International Emerging Markets Free Equity Index

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
 (The Emerging Markets Portfolio) FPO]

  The Emerging Markets Portfolio     Morgan Stanley Capital International Emerging Markets Free Equity Index

1997
1998

Year-by-year total return (The Emerging Markets Portfolio)

As of December 31, 1998, The Emerging Markets Portfolio had a year-to-date return of XX%. During the periods illustrated in this bar chart, The Emerging Markets Portfolio's highest return was XX% [date] and its lowest return was XX% [date].

[table]
                               Average annual return for periods ending 12/31/98

                          The Emerging Markets         Morgan Stanley Capital
                          Portfolio                    International Emerging
                                                       Markets Free Equity Index

1 year                    00.00%                       00.00%
Since inception
(4/14/97)                 00.00%                       00.00%

What are The Emerging Markets Portfolio's fees and expenses?

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as      None
a percentage of offering price
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested        None
dividends
----------------------------------------------------------------
Purchase reimbursement fees(1)                           0.75%
----------------------------------------------------------------
Redemption reimbursement fees(1)                         None
----------------------------------------------------------------
Exchange Fees                                            0.75%
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Emerging Markets Portfolio's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

-----------------------------------------------------------------
Investment advisory fees(2)(3)                           00.00%
-----------------------------------------------------------------
Distribution and service (12-1) fees                     None
-----------------------------------------------------------------
Other expenses(2)                                        00.00%
-----------------------------------------------------------------
Total operating expenses(2)                              00.00%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------------------------------------
                           Assumes            Assumes no
                        redemption            redemption
--------------------------------------------------------
1 year                         $00                  $00
--------------------------------------------------------
3 years                        $00                  $00
--------------------------------------------------------
5 years                        $00                  $00
--------------------------------------------------------
10 years                       $00                  $00
--------------------------------------------------------

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs.

(2) Delaware International Advisers has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.55% of average daily net assets.

(3) Delaware International has elected voluntarily to limit its annual Investment Advisory Fee to no more than 1.00% of the Portfolio's average daily net assets during the period from October 1, 1997 through [October 31, 1998]. The effect of the current fee waiver with respect to Total operating expenses and the 1.00% fee limitation described in footnote 2 is that the annual Investment advisory fee paid to Delaware International on behalf of the Portfolio will be an amount equal to the lesser of 1.00% or the amount necessary to limit Total operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to no more than 1.55% of average net assets, on an annualized basis. Delaware International has also voluntarily agreed that the annual Investment Advisory Fee payable to Delaware International on behalf of The Emerging Markets Portfolio will not exceed 1.00% unless shareholders of the Portfolio have been notified of the change to the 1.00% fee limitation at least one year in advance of such increase. In the absence of such voluntary waivers and payments, Investment advisory fees" (as a percentage of average net assets) would be 1.20%.

(4) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

-------------------------------------------------------------------------------

Profile: The Intermediate Fixed Income Portfolio
-------------------------------------------------------------------------------

What are the Portfolio's Goals?

         The Intermediate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?

         It seeks to achieve its objective by investing in a diversified portfolio of investment grade fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. government securities"), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities. The benchmark against which the Portfolio's performance will be measured is the Lehman Brothers Government/Corporate Intermediate Bond Index.

         The Portfolio seeks maximum long-term total return by investing in debt securities having an average effective maturity (that is, the market value weighted average time to repayment of principal) between one to ten years. Short- and intermediate-term debt securities (under ten years) form the core of the Portfolio. Long-term bonds (over ten years) are purchased when they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when we believe opportunities for enhanced returns exceed risk.

         Typically, approximately 50% of the Portfolio's assets will be invested in U.S. government securities, mortgage-backed securities and asset-backed securities. All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those deemed to be of comparable quality by the investment adviser. Obligations rated BBB and Baa have speculative characteristics. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

         The Portfolio will normally experience an annual portfolio turnover rate exceeding 100%, but that rate is not expected to exceed 250%. High portfolio turnover (over 100%) involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares. The degree of Portfolio activity may affect brokerage costs of the Portfolio and taxes payable by institutional shareholders that are subject to federal income taxes.

What are the main risks of investing in the Portfolio?

         Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected by changes in interest rates. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         See "Additional Investment Information" and "Risk Factors" for further details concerning these instruments

         You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Intermediate Fixed Income Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing in The Intermediate Fixed Income Portfolio. We show how returns for The Intermediate Fixed Income Portfolio have varied over the two calendar years and since inception, as well as average annual returns for one year and since inception -- all compared to the performance of the Lehman Brothers Government/Corporate Intermediate Bond Index. The Lehman Brothers Government/Corporate Intermediate Bond an index composed of 5400 publicly issued corporate and U.S. government debt rated Baa or better, with at least one year to maturity and at least $25 million par outstanding. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Intermediate Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

*The Intermediate Fixed Income Portfolio
* Lehman Brothers Government/Corporate Intermediate Bond Index

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
 (The Intermediate Fixed Income Portfolio) FPO]

         The Intermediate Fixed Income Portfolio      Lehman Brothers Government/Corporate Intermediate Bond Index

1996
1997
1998

Year-by-year total return (The Intermediate Fixed Income Portfolio)

As of December 31, 1998, The Intermediate Fixed Income Portfolio had a year-to-date return of XX%. During the periods illustrated in this bar chart, The Intermediate Fixed Income Portfolio's highest return was XX% [date] and its lowest return was XX% [date].

[table]
                               Average annual return for periods ending 12/31/98

                          The Intermediate Fixed       Lehman Brothers
                          Income Portfolio             Government/Corporate
                                                       Intermediate Bond Index

1 year                    00.00%                       00.00%
Since inception
(3/12/96)                 00.00%                       00.00%

What are The Intermediate Fixed Income Portfolio's fees and expenses?

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as       None
a percentage of offering price
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested         None
dividends
----------------------------------------------------------------
Purchase reimbursement fees(1)                            None
----------------------------------------------------------------
Redemption reimbursement fees(1)                          None
----------------------------------------------------------------
Exchange Fees                                             None
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Intermediate Fixed Income Portfolio's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

-----------------------------------------------------------------
Investment advisory fees(1)                             00.00%
-----------------------------------------------------------------
Distribution and service (12-1) fees                    None
-----------------------------------------------------------------
Other expenses(1)                                       00.00%
-----------------------------------------------------------------
Total operating expenses(1)                             00.00%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

---------------------------
1 year                 $00
---------------------------
3 years                $00
---------------------------
5 years                $00
---------------------------
10 years               $00
---------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.53% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

-------------------------------------------------------------------------------

Profile: The Aggregate Fixed Income Portfolio
-------------------------------------------------------------------------------

What are the Portfolio's Goals?

         The Aggregate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?

         The Portfolio seeks to achieve its objective by investing in a diversified portfolio of investment grade fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. government securities"), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities. The benchmark against which the Portfolio's performance will be measured is the Lehman Brothers Aggregate Bond Index.

         The Portfolio seeks maximum long-term total return by investing in debt securities having a broad range of maturities. However, the Portfolio typically will have an average effective maturity (that is, the market value weighted average time to repayment of principal) of between one to ten years. Short- and intermediate-term debt securities (under ten years) form the core of the Portfolio, with long-term bonds (over ten years) purchased when they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when opportunities for enhanced returns exceed risk.

         Typically, approximately 50% of the Portfolio's assets will be invested in U.S. government securities, mortgage-backed securities and asset-backed securities. All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those deemed to be of comparable quality by the investment adviser. Obligations rated BBB and Baa have speculative characteristics. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

         The Portfolio will normally experience an annual portfolio turnover rate exceeding 100%, but that rate is not expected to exceed 250%. High portfolio turnover (over 100%) involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares. The degree of Portfolio activity may affect brokerage costs of the Portfolio and taxes payable by institutional shareholders that are subject to federal income taxes.

What are the main risks of investing in the Portfolio?

         Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in interest rates. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

         You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Aggregate Fixed Income Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing The Aggregate Fixed Income Portfolio. We show how returns for The Aggregate Fixed Income Portfolio have varied over the past calendar year and since inception, as well as average annual returns for one year and since inception -- all compared to the performance of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is comprised of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Aggregate Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.


* The Aggregate Fixed Income Portfolio
* Lehman Brothers Aggregate Bond Index

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
 (The Aggregate Fixed Income Portfolio) FPO]

     The Aggregate Fixed Income Portfolio   Lehman Brothers Aggregate Bond Index

1997
1998

[bar chart]
Year-by-year total return (The Aggregate Fixed Income Portfolio)

As of December 31, 1998, The Aggregate Fixed Income Portfolio had a year-to-date return of XX%. During the periods illustrated in this bar chart, The Aggregate Fixed Income Portfolio's highest return was XX% [date] and its lowest return was XX% [date].

[table]
                               Average annual return for periods ending 12/31/98

                   The Aggregate Fixed         Lehman Brothers
                   Income Portfolio            Aggregate Bond Index

1 year             00.00%                      00.00%
Since inception
(12/29/97)         00.00%                      00.00%

What are The Aggregate Fixed Income Portfolio's fees and expenses?

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as       None
a percentage of offering price
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested         None
dividends
----------------------------------------------------------------
Purchase reimbursement fees(1)                            None
----------------------------------------------------------------
Redemption reimbursement fees(1)                          None
----------------------------------------------------------------
Exchange Fees                                             None
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Aggregate Fixed Income Portfolio's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

-----------------------------------------------------------------
Investment advisory fees(1)                              00.00%
-----------------------------------------------------------------
Distribution and service (12-1) fees                     None
-----------------------------------------------------------------
Other expenses(1)                                        00.00%
-----------------------------------------------------------------
Total operating expenses(1)                              00.00%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

---------------------------
1 year                 $00
---------------------------
3 years                $00
---------------------------
5 years                $00
---------------------------
10 years               $00
---------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.53% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

-------------------------------------------------------------------------------

Profile: The High-Yield Bond Portfolio
-------------------------------------------------------------------------------

What are the Portfolio's Goals?

         The High-Yield Bond Portfolio seeks high total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?

         The Portfolio will invest at least 80% of its assets at the time of purchase in: (1) corporate bonds that may be rated B- or higher by S&P or B3 or higher by Moody's, or that may be unrated (which may be more speculative in nature than rated bonds); (2) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or, if unrated, judged to be of comparable quality by the investment adviser. The Portfolio may also invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative. The Portfolio may invest up to 10% of its total assets in securities of issuers domiciled in foreign countries. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio normally will not hold more than 5% of its total assets in cash or such short-term investments. When taking a temporary defensive position the Portfolio may not be able to achieve its investment objective.

         From time to time, the Portfolio may acquire zero coupon bonds and, to a lesser extent, pay-in-kind ("PIK") bonds, however, the Portfolio generally does not purchase a substantial amount of these securities.. Zero coupon bonds and PIK bonds are considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolio.

         With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States.

         We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, the investment adviser may take advantage of short-term opportunities that are consistent with its investment objective. It is anticipated that the annual turnover rate of the Portfolio, under normal circumstances, will generally not exceed 100%.

         The market values of fixed-income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. Lower rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower rated or unrated securities generally have higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market, are subject to greater volatility and risks of loss of income and principal than are higher rated securities. We will attempt to reduce such risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

What are the main risks of investing in the Portfolio?

         Investing in these so-called "junk" or "high-yield" bonds entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade bonds, and which should be considered by investors contemplating an investment in the Portfolio. Such bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds.

         If, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratios may increase.

         Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on the Portfolio's ability to dispose of particular issues, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

         Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices. Investments in securities of non-U.S. issuers which are generally denominated in foreign currencies involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

         You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The High-Yield Bond Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing in The High-Yield Bond Portfolio. We show how returns for The High-Yield Bond Portfolio have varied over the two calendar years and since inception, as well as average annual returns for one year and since inception -- all compared to the performance of the Salomon Brothers High-Yield Cash Pay Index. The Salomon Brothers High-Yield Cash Pay Index [ ]. You should remember that unlike the Portfolio, the index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The High-Yield Bond Portfolio. Returns would be lower without the voluntary waiver and payment.

*The High-Yield Bond Portfolio
* Salomon Brothers High-Yield Cash Pay Index

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
 (The High-Yield Bond Portfolio) FPO]


         The High-Yield Bond Portfolio      Salomon Brothers High-Yield Cash Pay Index

1996
1997
1998

Year-by-year total return (The High-Yield Bond Portfolio)

As of December 31, 1998, The High-Yield Bond Portfolio had a year-to-date return of XX%. During the periods illustrated in this bar chart, The High-Yield Bond Portfolio's highest return was XX% [date] and its lowest return was XX% [date].

[table]
                               Average annual return for periods ending 12/31/98

                          The High-Yield Bond       Salomon Brothers High-Yield
                          Portfolio                 Cash Pay Index

1 year                    00.00%                    00.00%
Since inception
(12/2/96)                 00.00%                    00.00%

What are The High-Yield Bond Portfolio's fees and expenses?

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as      None
a percentage of offering price
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested        None
dividends
----------------------------------------------------------------
Purchase reimbursement fees(1)                           None
----------------------------------------------------------------
Redemption reimbursement fees(1)                         None
----------------------------------------------------------------
Exchange Fees                                            None
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The High-Yield Bond Portfolio's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

-----------------------------------------------------------------
Investment advisory fees(1)                              00.00%
-----------------------------------------------------------------
Distribution and service (12-1) fees                     None
-----------------------------------------------------------------
Other expenses(1)                                        00.00%
-----------------------------------------------------------------
Total operating expenses(1)                              00.00%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

---------------------------
1 year                 $00
---------------------------
3 years                $00
---------------------------
5 years                $00
---------------------------
10 years               $00
---------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.59% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

-------------------------------------------------------------------------------

Profile: The Diversified Core Fixed Income Portfolio
-------------------------------------------------------------------------------

What are the Portfolio's Goals?

         The Diversified Core Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?

         The Portfolio seeks to achieve its objective by allocating its investments principally among the following three sectors of the fixed-income securities markets: the U.S. Investment Grade Sector, the U.S. High-Yield Sector, and the International Sector. We will determine the amount of assets of the Portfolio that will be allocated to each of the three sectors in which the Portfolio will invest, based on our analysis of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. We will periodically reallocate the Portfolio's assets, as deemed necessary. The relative proportion of the Portfolio's assets to be allocated among sectors is described below.

         |_|      U.S. Investment Grade Sector

         Under normal circumstances, between 50% and 90% of the Portfolio's total assets will be invested in the U.S. investment grade sector. In managing the Portfolio's assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Portfolio may invest include bonds, notes, debentures and commercial paper of U.S. companies. The U.S. government securities in which the Portfolio may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

         The investment grade sector of the Portfolio's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Portfolio may invest are issued by certain private, non-government entities. Subject to the quality limitations, the Portfolio may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

         Securities purchased by the Portfolio will be rated in one of the four highest rating categories or will be unrated securities that are determined to be of comparable quality. See the Statement of Additional Information for additional rating information.

         |_|      U.S. High-Yield Sector

         Under normal circumstances, between 5% and 30% of the Portfolio's total assets will be allocated to the U.S. High-Yield Sector. We will invest the Portfolio's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Portfolio may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities ("PIKs").

         The Portfolio will invest in both rated and unrated bonds. The rated bonds that the Portfolio may purchase in this sector will generally be rated BB or lower by Standard & Poor's Rating Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"), Ba or lower by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization. Unrated bonds may be more speculative in nature than rated bonds.

         |_|      International Sector

         Under normal circumstances, between 5% and 20% of the Portfolio's total assets will be invested in the International Sector. The International Sector invests primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-Development Bank, the Export-Import Bank and the Asian Development Bank.

         The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the European Currency Unit. The Portfolio will, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations.

         The Portfolio will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries and so-called Brady Bonds. However, investments in emerging markets, Brady Bonds and in foreign securities that are rated below investment grade (e.g. lower than BBB by S&P), or if unrated, judged to be of comparable quality, will, in the aggregate, be limited to no more than 5% of the Portfolio's total assets. In addition, the Portfolio may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts. The Portfolio may also invest in zero coupon bonds and may purchase shares of other investment companies.

         In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Portfolio may also use a wide range of hedging instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

What are the main risks of investing in the Portfolio?

         Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers which are generally denominated in foreign currencies involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

         You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Diversified Core Fixed Income Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing The Diversified Core Fixed Income Portfolio. We show how returns for The Diversified Core Fixed Income Portfolio have varied over the past calendar year and since inception, as well as average annual returns for one year and since inception -- all compared to the performance of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index comprised of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Diversified Core Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.


* The Diversified Core Fixed Income Portfolio
* Lehman Brothers Aggregate Bond Index

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
 (The Diversified Core Fixed Income Portfolio) FPO]

    The Diversified Core Fixed Income Portfolio          Lehman Brothers Aggregate Bond Index

1997
1998

[bar chart]
Year-by-year total return (The Diversified Core Fixed Income Portfolio)

As of December 31, 1998, The Diversified Core Fixed Income Portfolio had a year-to-date return of XX%. During the periods illustrated in this bar chart, The Diversified Core Fixed Income Portfolio's highest return was XX% [date] and its lowest return was XX% [date].

[table]
                               Average annual return for periods ending 12/31/98

                   The Diversified Core        Lehman Brothers
                   Fixed Income Portfolio      Aggregate Bond Index

1 year             00.00%                      00.00%
Since inception
(12/29/97)         00.00%                      00.00%

What are The Diversified Core Fixed Income Portfolio's fees and expenses?

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as      None
a percentage of offering price
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested        None
dividends
----------------------------------------------------------------
Purchase reimbursement fees(1)                           None
----------------------------------------------------------------
Redemption reimbursement fees(1)                         None
----------------------------------------------------------------
Exchange Fees                                            None
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Diversified Core Fixed Income Portfolio's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

-----------------------------------------------------------------
Investment advisory fees(1)                              00.00%
-----------------------------------------------------------------
Distribution and service (12-1) fees                     None
-----------------------------------------------------------------
Other expenses(1)                                        00.00%
-----------------------------------------------------------------
Total operating expenses(1)                              00.00%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. 2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

---------------------------
1 year                 $00
---------------------------
3 years                $00
---------------------------
5 years                $00
---------------------------
10 years               $00
---------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.57% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

-------------------------------------------------------------------------------

Profile: The Global Fixed Income Portfolio
-------------------------------------------------------------------------------

What are the Portfolio's Goals?

         The Global Fixed Income seeks current income consistent with the preservation of principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?

         The Portfolio seeks to achieve its objective by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in the fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the ECU. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

         Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets which will provide the United States' domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today.
         Comparisons of the values of different possible investments are then made.

         Our management approach is long-term in orientation, and it is therefore expected that the annual turnover of the portfolio will not exceed 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholder that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

         The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign and U.S. companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as foreign and U.S. government securities with the limitation noted below. The Portfolio may invest up to 5% of its assets in fixed-income securities rated below investment grade, including foreign government securities as discussed below.

         It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If, however, we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

         The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-Development Bank, the Export-Import Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in U.S. government securities and foreign government securities and securities of supranational entities.

         With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. These obligations differ mainly in interest rates, maturities and dates of issuance. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

         With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, have been determined by the investment adviser to be of comparable quality. As noted above, the Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or underdeveloped, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Canada, Germany, the United Kingdom, New Zealand, France, The Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

         Currency considerations carry a special risk for a portfolio of international securities and the investment adviser employs a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio will actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with its portfolio of securities.

What are the main risks of investing in the Portfolio?

         Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers which are generally denominated in foreign currencies involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

         You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Global Fixed Income Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing in The Global Fixed Income Portfolio. We show how returns for The Global Fixed Income Portfolio have varied over the past six calendar years and since inception, as well as average annual returns for one and five years and since inception -- all compared to the performance of the Solomon Brothers World Government Bond Index. The Solomon Brothers World Government Bond Index is an index of bonds from 14 world government bond markets with maturities of at least 1 year. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived and paid expenses of The Global Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

* The Global Fixed Income Portfolio
* Solomon Brothers World Government Bond Index

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
 (The Global Fixed Income Portfolio) FPO]

      The Global Fixed Income Portfolio       Solomon Brothers World Government Bond Index

1992
1993
1994
1995
1996
1997
1998

Year-by-year total return (The Global Fixed Income Portfolio)

As of December 31, 1998, The Global Fixed Income Portfolio had a year-to-date return of XX%. During the periods illustrated in this bar chart, The Global Fixed Income Portfolio's highest return was XX% [date] and its lowest return was XX% [date].

[table]
                               Average annual return for periods ending 12/31/98

                          The Global Fixed Income      Solomon Brothers World
                          Portfolio                    Government Bond Index

1 year                    00.00%                       00.00%
5 years                   00.00%                       00.00%
Since inception
(11/30/92)                00.00%                       00.00%

What are The Global Fixed Income Portfolio's fees and expenses?

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as       None
a percentage of offering price
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested         None
dividends
----------------------------------------------------------------
Purchase reimbursement fees(1)                            None
----------------------------------------------------------------
Redemption reimbursement fees(1)                          None
----------------------------------------------------------------
Exchange Fees                                             None
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Global Fixed Income Portfolio's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

-----------------------------------------------------------------
Investment advisory fees(1)                            00.00%
-----------------------------------------------------------------
Distribution and service (12-1) fees                   None
-----------------------------------------------------------------
Other expenses(1)                                      00.00%
-----------------------------------------------------------------
Total operating expenses(1)                            00.00%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

---------------------------
1 year                 $00
---------------------------
3 years                $00
---------------------------
5 years                $00
---------------------------
10 years               $00
---------------------------

(1) Delaware International Advisers has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.60% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

-------------------------------------------------------------------------------

Profile: The International Fixed Income Portfolio
-------------------------------------------------------------------------------

What are the Portfolio's Goals?

         The International Fixed Income Portfolio seek current income consistent with the preservation of principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?

         The Portfolio seeks to achieve its objective by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is an international fund. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in the fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. Under normal circumstances, the Portfolio intends to invest in securities which are denominated in foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as ECU. The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as, foreign government securities with the limitation noted below. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

         Our approach in selecting investments for the portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets which we believe will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today.
         Comparisons of the values of different possible investments are then made.

         The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-Development Bank, the Export-Import Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in foreign government securities and securities of supranational entities.

         With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not achieve its investment objective.

         With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or if unrated, have been determined to be of comparable quality. The Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or underdeveloped, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Canada, Germany, the United Kingdom, New Zealand, France, The Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

         Currency considerations carry a special risk for a portfolio of international securities and the investment adviser employs a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio will actively carry on hedging activities, and may utilize a wide range of hedging instruments, including options, futures contracts, and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolios of securities.

         It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If, however, we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

         Our management approach is long-term in orientation, but, it is expected that the annual turnover of the portfolio will be approximately 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholder that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

What are the main risks of investing in the Portfolio?

         Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers which are generally denominated in foreign currencies involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

         You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Fixed Income Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing in The International Fixed Income Portfolio. We show how returns for The International Fixed Income Portfolio have varied over the past calendar years and since inception, as well as average annual returns for one year and since inception -- all compared to the performance of the Solomon Brothers Non-U.S. World Government Bond Index. The Solomon Brothers Non-U.S. World Government Bond Index [ ]. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived and paid expenses of The International Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

* The International Fixed Income Portfolio
* Solomon Brothers Non U.S. World Government Bond Index

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
 (The International Fixed Income Portfolio) FPO]

      The International Fixed Income Portfolio      Solomon Brothers Non-U.S. World Government Bond Index

1997
1998

Year-by-year total return (The International Fixed Income Portfolio)

As of December 31, 1998, The International Fixed Income Portfolio had a year-to-date return of XX%. During the periods illustrated in this bar chart, The International Fixed Income Portfolio's highest return was XX% [date] and its lowest return was XX% [date].

[table]
                               Average annual return for periods ending 12/31/98

                          The International Fixed      Solomon Brothers
                          Income Portfolio             Non-U.S. World
                                                       Government Bond Index

1 year                    00.00%                       00.00%
Since inception
(4/11/97)                 00.00%                       00.00%

What are The International Fixed Income Portfolio's fees and expenses?

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as       None
a percentage of offering price
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested         None
dividends
----------------------------------------------------------------
Purchase reimbursement fees(1)                            None
----------------------------------------------------------------
Redemption reimbursement fees(1)                          None
----------------------------------------------------------------
Exchange Fees                                             None
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The International Fixed Income Portfolio's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

-----------------------------------------------------------------
Investment advisory fees(1)                              00.00%
-----------------------------------------------------------------
Distribution and service (12-1) fees                     None
-----------------------------------------------------------------
Other expenses(1)                                        00.00%
-----------------------------------------------------------------
Total operating expenses(1)                              00.00%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------
1 year                $00
--------------------------
3 years               $00
--------------------------
5 years               $00
--------------------------
10 years              $00
--------------------------

(1) Delaware International Advisers has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.60% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

-------------------------------------------------------------------------------

Profile: The Limited-Term Maturity Portfolio
-------------------------------------------------------------------------------

What are the Portfolio's Goals?

         The Limited Term Maturity Portfolio seeks a high level of current income, consistent with the preservation of principal and reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?

         The Portfolio seeks to achieve its objective by investing in a diversified portfolio of investment grade fixed-income securities including: U.S. government securities, mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities. The Portfolio will not exceed an average effective maturity (that is, the market value weighted average time to repayment of principal) of five years and will invest at least a majority of its assets in U.S. government securities and mortgage-backed securities. The Portfolio may also hold up to 30% of its assets in investment grade corporate fixed-income obligations and asset-backed securities, but may not invest more than 10% of its assets in such investment grade corporate fixed-income securities rated, at the time of purchase, Baa by Moody's or BBB by S& P or determined to be of comparable quality. To the extent that the rating of a debt obligation falls below these ratings, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

         This Portfolio will normally experience annual portfolio turnover rates exceeding 100%, but that rate is not expected to exceed 200%. Such relatively high portfolio turnover rates involve correspondingly higher brokerage commission, for equity transactions, and other transaction costs any may affect the taxes payable by the Portfolio's shareholders that are subject to federal income tax.

What are the main risks of investing in the Portfolio?

         Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         Please see "Additional Investment Information" and "Risk Factors" for a more complete discussion of the investments and risks associated with investing in this Portfolio.

         You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Limited-Term Maturity Portfolio's fees and expenses?

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as      None
a percentage of offering price
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested        None
dividends
----------------------------------------------------------------
Purchase reimbursement fees(1)                           None
----------------------------------------------------------------
Redemption reimbursement fees(1)                         None
----------------------------------------------------------------
Exchange Fees                                            None
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Limited-Term Maturity Portfolio's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

-----------------------------------------------------------------
Investment advisory fees(1)                              00.00%
-----------------------------------------------------------------
Distribution and service (12-1) fees                     None
-----------------------------------------------------------------
Other expenses(1)                                        00.00%
-----------------------------------------------------------------
Total operating expenses(1)                              00.00%
-----------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. 2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------
1 year                $00
--------------------------
3 years               $00
--------------------------
5 years               $00
--------------------------
10 years              $00
--------------------------

(1) Delaware International Advisers has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.43% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

-------------------------------------------------------------------------------

Profile: The Asset Allocation Portfolio
-------------------------------------------------------------------------------

What are the Portfolio's Goals?

         The Asset Allocation Portfolio seeks capital appreciation with current income as a secondary objective. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?

         The Portfolio seeks to achieve its objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Portfolios of the Fund. The Portfolio may also invest in international equity and fixed income securities, including international equity and fixed income Portfolios of the Fund. The Portfolio will generally invest at least 20% of its net assets in fixed income securities, including fixed-income Portfolios of the Fund. The Portfolio will pursue its investment objective through active asset allocation implemented primarily with investments in a combination of the Portfolios of the Fund. The Portfolio may also separately invest directly in the same securities and employ the same investment strategies as any of the Portfolios of the Fund, to the extent consistent with the Portfolio's investment objectives. The Portfolio will invest directly in securities or other investment instruments for such purposes as avoiding undue disruption of the activities of the Portfolios of the Fund, hedging of the Portfolios' investment positions, or to make investments in asset classes not available in the Portfolios of the Fund. While it is anticipated that at most times the Portfolio will be primarily invested in the Portfolios of the Fund, it is possible, from time to time, for the Portfolio to be substantially invested directly in securities. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

         As described above, the Portfolios of the Fund include funds investing in U.S. and foreign stocks, bonds, and money market instruments. At any point in time, it can be expected that the Portfolio will invest in a different combination of securities and Portfolios of the Fund. In allocating the Portfolio's assets, we will evaluate the expected return of the Portfolios of the Fund, the volatility of the Portfolios of the Fund (i.e., the variability of returns from one period to the next), and the correlation of the Portfolios of the Fund (i.e. the degree to which the Portfolios of the Fund move together).

         The Portfolios of the Fund that will currently be considered for investment by The Asset Allocation Portfolio are listed below, grouped within broad asset classes. The asset class headings below are provided for convenience and are approximate in nature. For more detailed information on the investment policies of each Portfolio of the Fund, see the discussion of each such Portfolio in this section. The list of Portfolios of the Fund may change from time to time, and Portfolios of the Fund may be added or deleted upon our recommendation without shareholder approval.

         Asset Class             Portfolio of the Fund
         -----------             ---------------------
         U.S. Equity             The Mid-Cap Growth Equity Portfolio
                                 The Large-Cap Value Equity Portfolio
                                 The Growth and Income Portfolio
                                 The Small-Cap Growth Equity Portfolio
                                 The Global Equity Portfolio
                                 The Real Estate Investment Trust Portfolio II
                                 The Mid-Cap Value Equity Portfolio

         International Equity    The Emerging Markets Portfolio
                                 The Global Equity Portfolio
                                 The International Equity Portfolio
                                 The Labor Select International Equity Portfolio

         Fixed Income            The Aggregate Fixed Income Portfolio
                                 The Diversified Core Fixed Income Portfolio
                                 The Intermediate Fixed Income Portfolio
                                 The Global Fixed Income Portfolio
                                 The High-Yield Bond Portfolio
                                 The International Fixed Income Portfolio
                                 The Limited-Term Maturity Portfolio

         The percentage ranges targeted for the Portfolio by broad asset class are set forth below. The percentage ranges applicable to each asset class for the Portfolio may be changed from time to time by us without the approval of shareholders.

         Asset Class                 Percentage Ranges of Investment in Asset Classes
         -----------                 ------------------------------------------------
         U.S. Equity                                   30% - 70%
         International Equity                           5% - 30%
         Fixed Income                                  20% - 65%
         Cash                                           0% - 35%

         The Portfolio will generally at all times be invested in at least three Portfolios of the Funds, consistent with the table above. The Portfolio may invest up to 100% of its total assets in cash or other money market instruments for temporary, defensive purposes. When taking a temporary defensive position the Portfolio may not be able to achieve its investment objective.

         The Portfolio will indirectly bear its pro rata share of the fees and expenses incurred by the Portfolios of the Fund that are applicable to direct shareholders of such Portfolios of the Fund. The investment returns of the Portfolio, therefore, will be net of the expenses of the Portfolios of the Fund in which it is invested.

         The Portfolio may, to the extent consistent with its investment objective, invest its assets directly in the same types of securities and engage in the same types of investment strategies as those in which the Portfolios of the Fund invest. The Portfolio uses such investment strategies to hedge investment positions, including investments directly in securities and investments in the Portfolios of the Fund, to protect the Portfolio against a decline in the value of the Portfolios of the Fund. The Portfolio does not intend to engage in these investment strategies for non-hedging purposes such that more than 5% of its assets will be exposed.

         The Portfolio, to the extent consistent with its investment objectives, and certain of the Portfolios of the Fund, may purchase foreign securities; purchase high yielding, high risk debt securities (commonly referred to as "junk bonds"); enter into foreign currency transactions; engage in options transactions; engage in futures contracts and options on futures; purchase zero coupon bonds and pay-in-kind bonds; purchase restricted and illiquid securities; and enter into forward roll transactions.

What are the main risks of investing in the Portfolio?

         Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio's assets may be primarily invested in a combination of the Portfolios of the Fund. As a result, the Portfolio's investment performance may be directly related to the investment performance of the Portfolios of the Fund held by it. The ability of the Portfolio to meet its investment objective may thus be directly related to the ability of the Portfolios of the Fund to meet their objectives as well as the allocation among those Portfolios of the Fund by the Manager. In addition, the Portfolio's share prices and yields will fluctuate in response to movements in the securities markets as a whole. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

         You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Asset Allocation Portfolio's fees and expenses?

----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as     None
a percentage of offering price
----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested       None
dividends
----------------------------------------------------------------
Purchase reimbursement fees(1)                          None
----------------------------------------------------------------
Redemption reimbursement fees(1)                        None
----------------------------------------------------------------
Exchange Fees                                           None
----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Real Estate Investment Trust Portfolio's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

-----------------------------------------------------------------
Investment Advisory fees(1)                              00.00%
-----------------------------------------------------------------
Distribution and service (12-1) fees                     None
-----------------------------------------------------------------
Other expenses(1)                                        00.00%
-----------------------------------------------------------------
Total operating expenses(1)                              00.00%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

---------------------------
1 year                 $00
---------------------------
3 years                $00
---------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total direct operating expenses of the Portfolio (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.15% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

The Asset Allocation Portfolio, as a shareholder in the Portfolios of the Fund, will indirectly bear its proportionate share of any management fees and other expenses paid by the Portfolios of the Fund. These fees and expenses, which are embedded in the prices of the Portfolios of the Fund shares purchased by The Asset Allocation Portfolio, are in addition to the fees and expenses of The Asset Allocation Portfolio shown above. The average aggregate total operating expenses of the Portfolios of the Fund are estimated to be 0.73%, based on the actual operating expenses of the Portfolios of the Fund for the most recent fiscal year and the following static asset allocation assumptions: The Aggressive Growth Portfolio - 25%; The Large-Cap Value Equity Portfolio - 25%; The International Equity Portfolio - 15%; The High-Yield Bond Portfolio - 10%; and The Aggregate Fixed Income Portfolio - 25%. Actual expenses will differ depending on the actual asset allocations among the Portfolios of the Fund in effect from time to time.

ADDITIONAL INVESTMENT INFORMATION

           The Portfolios may invest in a broad selection of securities consistent with their respective investment objective and policies. The following chart gives a brief description of the securities that the Portfolios may invest in. Please see the Statement of Additional Information for additional descriptions and risk information on these investments as well as other investments for the Portfolios.

----------------------------------------------------------------------------------------
             Securities                                     How we use them
----------------------------------------------------------------------------------------

Common Stocks: Securities that represent        Consistent with their respective
shares of ownership in a corporation.           investment objective, certain Portfolios
Stockholders participate in the                 will invest assets in common stocks, as
corporation's profits and losses,               well as in dividend paying stocks.
proportionate to the number of shares
they own.
----------------------------------------------------------------------------------------
Convertible Securities: Usually                 The Mid-Cap Value Equity, The High-Yield
preferred stocks or corporate bonds that        Bond, The Asset Allocation, The
can be exchanged for a set number of            Small-Cap Growth Equity and The Growth
shares of common stock at a                     and Income Portfolios' assets may invest
predetermined price. These securities           a portion of their assets in convertible
offer higher appreciation potential than        securities in any industry, and The Real
nonconvertible bonds and greater income         Estate Investment Trust Portfolios'
potential than nonconvertible preferred         assets may be invested in convertible
stocks.                                         securities of issuers in the real estate
                                                industry. Investment in debt securities
                                                by The Small-Cap Growth Equity Portfolio
                                                will be within the four highest grades
                                                assigned by a NRSRO or deemed to be of
                                                comparable quality. Convertible and debt
                                                securities acquired by The Mid-Cap Value
                                                Equity Portfolio, The Real Estate
                                                Investment Trust, The High-Yield Bond,
                                                The Asset Allocation and The Growth and
                                                Income (as to no more than 5% of its
                                                assets) Portfolios may be rated below
                                                investment grade, or unrated.
----------------------------------------------------------------------------------------
Mortgage-Backed Securities: Fixed-income        The Real Estate Investment Trust, The
securities that represent pools of              Aggregate Fixed Income, The Diversified
mortgages, with investors receiving             Core Fixed Income, The Intermediate
principal and interest payments as the          Fixed Income, The Limited-Term Maturity,
underlying mortgage loans are paid back.        The Global Fixed Income, The Asset
Many are issued and guaranteed against          Allocation and The Growth and Income
default by the U.S. government or its           Portfolios may invest in mortgage-backed
agencies or instrumentalities, such as          securities issued or guaranteed by the
the Federal Home Loan Mortgage                  U.S. government, its agencies or
Corporation, the Fannie Mae and the             instrumentalities or by government
Government National Mortgage                    sponsored corporations.
Association. Others are issued by
private financial institutions, with
some fully collateralized by
certificates issued or guaranteed by the
government or its agencies or
instrumentalities.
----------------------------------------------------------------------------------------
Collateralized Mortgage Obligations             The Real Estate Investment Trust, The
(CMOs) and Real Estate Mortgage                 Aggregate Fixed Income, The Diversified
Investment Conduits (REMICs): CMOs are          Core Fixed Income, The Intermediate
privately issued mortgage-backed bonds          Fixed Income, The Limited-Term Maturity,
whose underlying value is the mortgages         The Global Fixed Income, The Asset
that are collected into different pools         Allocation and The Growth and Income
according to their maturity. REMICs are         Portfolios may invest in CMOs and
privately issued mortgage-backed bonds          REMICs. Certain CMOs and REMICs may have
whose underlying value is a fixed pool          variable or floating interest rates
of mortgages
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
             Securities                                     How we use them
----------------------------------------------------------------------------------------
secured by an interest in real property.        and others may be stripped. Stripped
Like CMOs, REMICs offer different pools.        mortgage securities are generally
                                                considered illiquid and to such extent,
                                                together with any other illiquid
                                                investments, will not exceed 10% of a
                                                Portfolio's net assets. In addition, The
                                                Intermediate Fixed Income, The Aggregate
                                                Fixed Income, The Diversified Core Fixed
                                                Income and the Asset Allocation
                                                Portfolios may each invest up to 20% of
                                                its total assets in CMOs and REMICs
                                                issued by private entities which are not
                                                collateralized by securities issued or
                                                guaranteed by the U.S. government, its
                                                agencies or instrumentalities.
----------------------------------------------------------------------------------------
American Depositary Receipts (ADRs):            The Large-Cap Value Equity, The
Certificates issued by a U.S. bank that         International Equity, The Diversified
represent a stated number of shares of a        Core Fixed Income, The Mid-Cap Value
foreign corporation that the bank holds         Equity Portfolio, The Real Estate
in its vault. An ADR entitles the holder        Investment Trust, The Global Fixed
to all dividends and capital gains              Income, The International Fixed Income,
earned by the underlying foreign shares.        The Global Equity, The Emerging Markets,
An ADR is bought and sold the same as           The Asset Allocation, The Small-Cap
U.S. securities. Sponsored ADRs are             Growth Equity and The Growth and Income
issued jointly by the issuer of the             Portfolios may invest in sponsored and
underlying security and a Depositary,           unsponsored ADRs that are actively
and unsponsored ADRs are issued without         traded in the United States.
the participation of the issuer of the
deposited security.
----------------------------------------------------------------------------------------
European Depositary Receipts (EDRs) and         In conjunctions with their investments
Global Depositary Receipts (GDRs): EDRs         in foreign securities, The Global Fixed
and GDRs are receipts issued by non-U.S.        Income, The International Fixed Income
banks or trust companies and foreign            and The Asset Allocation Portfolios may
branches of U.S. banks that evidence            invest in sponsored and unsponsored
ownership of the underlying foreign or          EDRs, and The International Equity, The
U.S. securities. Sponsored EDRs or GDRs         Global Equity, The Emerging Markets, The
are issued jointly by the issuer of the         Diversified Core Fixed Income and The
underlying security and a Depositary,           Asset Allocation Portfolios may also
and unsponsored EDRs or GDRs are issued         invest in sponsored and unsponsored EDRs
without the participation of the issuer         and GDRs. In addition, The Small-Cap
of the deposited security.                      Growth Equity Portfolio may invest in
                                                sponsored and unsponsored GDRs subject
                                                to its 10% limit on investments in
                                                foreign securities.
----------------------------------------------------------------------------------------
Asset-Backed Securities: Bonds or notes         The Intermediate Fixed Income, The
backed by accounts receivables including        Aggregate Fixed Income, The Diversified
home equity, automobile or credit loans.        Core Fixed Income, The Limited-Term
                                                Maturity, The Asset Allocation and The
                                                Growth and Income Portfolios may invest
                                                in asset-backed securities rated in one
                                                of the four highest rating categories by
                                                a NRSRO (e.g., BBB by S& P or Baa by
                                                Moody's).
----------------------------------------------------------------------------------------
Corporate Bonds: Debt obligations issued        The Intermediate Fixed Income, The
by a corporation.                               Limited-Term Maturity, and The Small-Cap
                                                Growth Equity Portfolios may invest in
                                                bonds rated in one of the four highest
                                                categories by an NRSRO (or deemed
                                                equivalent). The Global Fixed Income
                                                Portfolio may invest in debt obligations
                                                of foreign and U.S. companies which are
                                                generally rated A or better by S& P or
                                                Moody's or, if unrated, are deemed to be
                                                of comparable quality. The International
                                                Fixed Income Portfolio may invest in
                                                debt obligations of foreign companies
                                                which are generally
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
             Securities                                     How we use them
----------------------------------------------------------------------------------------
                                                rated A or better by S& P or Moody's or
                                                deemed to be of comparable quality. Up
                                                to 35% of The Emerging Markets
                                                Portfolio's net assets may be invested
                                                in fixed-income securities issued by
                                                emerging country companies. The
                                                High-Yield Bond Portfolio may invest up
                                                to 80% of its assets in corporate bonds
                                                that may be rated B- or higher by S& P
                                                or B3 by Moody's, or that may be
                                                unrated. The Diversified Core Fixed
                                                Income Portfolio may invest in bonds
                                                rated in one of the four highest rating
                                                categories for its U.S. Investment Grade
                                                Sector, and it may invest in bonds rated
                                                BB or lower by S& P and Ba or lower by
                                                Moody's for its U.S. High-Yield Sector
                                                and International Sector.
----------------------------------------------------------------------------------------
U.S. Government Securities: U.S.                For those Portfolios that invest in U.S.
Treasury securities are backed by the           government securities for temporary
"full faith and credit" of the United           purposes and otherwise, these securities
States. Securities issued or guaranteed         are issued or guaranteed as to the
by federal agencies and U.S. government         payment of principal and interest by the
sponsored instrumentalities may or may          U.S. government, and by various agencies
not be backed by the "full faith and            or instrumentalities which have been
credit" of the United States. In the            established or sponsored by the U.S.
case of securities not backed by the            government.
"full faith and credit" of the United
States, investors in such securities
look principally to the agency or
instrumentality issuing or guaranteeing
the obligation for ultimate repayment.
----------------------------------------------------------------------------------------
Repurchase Agreements: An agreement             While each Portfolio is permitted to do
between a buyer and seller of securities        so, it normally does not invest in
in which the seller agrees to buy the           repurchase agreements except to invest
securities back within a specified time         cash balances or for temporary defensive
at the same price the buyer paid for            purposes. Not more than 10% of a
them, plus an amount equal to an agreed         Portfolio's assets may be invested in
upon interest rate. Repurchase                  repurchase agreements having a maturity
agreements are often viewed as                  in excess of seven days.
equivalent to cash.
----------------------------------------------------------------------------------------
Time Deposits: Time deposits are                Time deposits maturing in more than
non-negotiable deposits maintained in a         seven days will not be purchased by any
banking institution for a specified             of the following Portfolios, and time
period of time at a stated interest             deposits maturing from two business days
rate.                                           through seven calendar days will not
                                                exceed 10% of the total assets of The
                                                Large-Cap Value Equity, The Mid-Cap
                                                Growth Equity, The International Equity,
                                                The Global Fixed Income and The
                                                International Fixed Income Portfolios,
                                                and 15% of the total assets of The
                                                Mid-Cap Value Equity Portfolio, The
                                                Diversified Core Fixed Income, The Labor
                                                Select International Equity, The Real
                                                Estate Investment Trust, The Global
                                                Equity, The Emerging Markets, The
                                                High-Yield Bond, The Asset Allocation,
                                                The Small-Cap Growth Equity and The
                                                Growth and Income Portfolios.
----------------------------------------------------------------------------------------
Restricted Securities: Privately placed         Each Portfolio may invest no more than
securities whose resale is restricted           10% of the value of its net assets in
under securities law.                           illiquid securities, with the exception
                                                of The Diversified Core Fixed Income,
                                                The Aggregate Fixed Income, The Mid-Cap
                                                Value Equity
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
             Securities                                     How we use them
----------------------------------------------------------------------------------------
                                                Portfolio, The Labor Select
                                                International Equity, The Real Estate
                                                Investment Trust, The High-Yield Bond,
                                                The International Fixed Income, The
                                                Global Equity, The Emerging Markets, The
                                                Assets Allocation, The Small-Cap Growth
                                                Equity and the Growth and Income
                                                Portfolios may each invest no more than
                                                15% of the value of its net assets in
                                                illiquid securities.
----------------------------------------------------------------------------------------
Illiquid Securities: Securities that do         See restricted securities above.
not have a ready market, and cannot be
easily sold, if at all, at approximately
the price that the Fund has valued them.
Illiquid securities include repurchase
agreements maturing in more than seven
days.
----------------------------------------------------------------------------------------
When-Issued and Delayed-Delivery                Each Portfolio may purchase securities
Securities: In these transactions               on a when-issued or delayed delivery
instruments are purchased with payment          basis. The Portfolios may not enter into
and delivery taking place in the future         when-issued commitments exceeding in the
in order to secure what is considered to        aggregate 15% of the market value of the
be an advantageous yield or price at the        Portfolio's total assets less
time of the transaction. The payment            liabilities other than the obligations
obligations and the interest rates that         created by these commitments. Each
will be received are each fixed at the          Portfolio will maintain with the
time a Portfolio enters into the                Custodian Bank a separate account with a
commitment and no interest accrues to           segregated portfolio of securities in an
the Portfolio until settlement. Thus, it        amount at least equal to these
is possible that the market value at the        commitments.
time of settlement could be higher or
lower than the purchase price if the
general level of interest rates has
changed.
----------------------------------------------------------------------------------------
Borrowing From Banks                            Each Portfolio may borrow money as a
                                                temporary measure or to facilitate
                                                redemptions. No Portfolio has the
                                                intention of increasing its net income
                                                through borrowing.
----------------------------------------------------------------------------------------
Securities Lending: These transactions          Each Portfolio may loan up to 25% of its
involve the loan of securities owned by         assets to qualified broker/dealers or
the Fund to qualified dealers and               institutional investors. These
investors for their use relating to             transactions will generate additional
short-sales or other securities                 income for the Portfolio.
transactions.
----------------------------------------------------------------------------------------
Investment Company Securities                   The Emerging Markets Portfolio, The
                                                Global Equity Portfolio, The Diversified
                                                Core Fixed Income Portfolio, The Asset
                                                Allocation Portfolio, The Small-Cap
                                                Growth Equity Portfolio and The Growth
                                                and Income Portfolio may invest in
                                                either closed-end or open-end investment
                                                companies consistent with the 1940 Act
                                                requirements. These investments involve
                                                an indirect payment of a portion of the
                                                expenses, including advisory fees, of
                                                such other investment companies.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
             Securities                                     How we use them
----------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs):          The Real Estate Investment Trust
REITs are pooled investment vehicles            Portfolios may invest without limitation
which invest primarily in                       in shares of REITs. The Growth and
income-producing real estate or real            Income Portfolio and The Asset
estate related loans or interests. REITs        Allocation Portfolio may also invest in
are generally classified as equity              REITs consistent with their investment
REITs, mortgage REITs or a combination          objective and policies.
of equity and mortgage REITs. Equity
REITs invest the majority of their
assets directly in real property and
derive income primarily from the
collection of rents. Equity REITs can
also realize capital gains by selling
properties that have appreciated in
value. Mortgage REITs invest the
majority of their assets in real estate
mortgages and derive income from the
collection of interest payments.
----------------------------------------------------------------------------------------
Zero Coupon and Pay-In-Kind Bonds: Zero         The Emerging Markets Portfolio may
coupon bonds are debt obligations which         invest up to 35% of its net assets in
do not entitle the holder to any                fixed-income securities, including
periodic payments of interest prior to          zero-coupon bonds. The High-Yield Bond
maturity or a specified date when the           Portfolio may also purchase zero-coupon
securities begin paying current                 bonds and PIK bonds, although it
interest, and therefore are issued and          generally does not purchase a
traded at a discount from their face            substantial amount of these bonds. The
amounts or par value. Pay-in-kind               Diversified Core Fixed-Income Portfolio
("PIK") bonds pay interest through the          may also purchase these securities
issuance to holders of additional               consistent with its investment
securities.                                     objective.
----------------------------------------------------------------------------------------
Brady Bonds: These are debt securities          The Global Fixed Income, The
issued under the framework of the Brady         International Fixed Income, The
Plan, an initiative announce by the U.S.        Diversified Core Fixed Income, The
Treasury Secretary Nicholas F. Brady in         Emerging Markets and The Asset
1989, as a mechanism for debtor nations         Allocation Portfolios may invest in
to restructure their outstanding                Brady Bonds consistent with their
external indebtedness (generally,               respective investment objective. We
commercial bank debt).                          believe that economic reforms undertaken
                                                by countries in connection with the
                                                issuance of Brady Bonds makes the debt
                                                of countries which have issued or have
                                                announced plans to issue Brady Bonds an
                                                attractive opportunity for investment.
----------------------------------------------------------------------------------------
Futures and Options: A futures contract         The Mid-Cap Growth Equity, The Real
is a bilateral agreement providing for          Estate Investment Trust, The Diversified
the purchase and sale of a specified            Core Fixed Income, The Emerging Markets,
type and amount of a financial                  The Global Equity, The Asset Allocation,
instrument, or for the making and               The Small-Cap Growth Equity, The Mid-Cap
acceptance of a cash settlement, at a           Value Equity Portfolio and The Growth
stated time in the future for a fixed           and Income Portfolios may invest in
price. A call option is a short-term            futures, options and closing
contract pursuant to which the purchaser        transactions related thereto. These
of the call option, in return for the           activities will not be entered into for
premium paid, has the right to buy the          speculative purposes, but rather to
security underlying the option at a             facilitate the ability to quickly deploy
specified exercise price at any time            into the stock market the Portfolio's
during the term of the option. A put            cash, short-term debt securities and
option is a similar contract which gives        other money market instruments at times
the purchaser of the put option, in             when the Portfolio's assets are not
return for a premium, the right to sell         fully invested in equity securities. A
the underlying security at a specified          Portfolio may only enter into these
price during the term of the option.            transactions for hedging purposes if it
                                                is consistent with its respective
                                                investment objective and policies. A
                                                Portfolio may not engage in such
                                                transactions to the extent that
                                                obligations resulting from these
                                                activities in the aggregate exceed 25%
                                                of
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
             Securities                                     How we use them
----------------------------------------------------------------------------------------
                                                the Portfolio's assets.

                                                In addition, The International Fixed
                                                Income, The Global Equity, The Emerging
                                                Markets, The Diversified Core Fixed
                                                Income and The Asset Allocation
                                                Portfolios may enter into futures
                                                contracts, purchase or sell options on
                                                futures contracts, and trade in options
                                                on foreign currencies, and may enter
                                                into closing transactions with respect
                                                to such activities to hedge or "cross
                                                hedge" the currency risks associated
                                                with its investments. Generally, foreign
                                                currencies futures contracts operate
                                                similarly to futures contracts
                                                concerning securities, and options on
                                                foreign currencies operate similarly to
                                                options on securities. See also Foreign
                                                Currency Transactions.
----------------------------------------------------------------------------------------
Foreign Currency Transaction: Several           Although The International Equity, The
Portfolios will invest in securities of         Labor Select International Equity, The
foreign issuers and may hold foreign            Real Estate Investment Trust, The
currency. In addition, several                  Diversified Core Fixed Income, The
Portfolios may enter into contracts to          Global Fixed Income, The International
purchase or sell foreign currencies at a        Fixed Income, The Global Equity, The
future date (i.e., a "forward foreign           Emerging Markets, The Asset Allocation,
currency" contract or "forward"                 The Small-Cap Growth Equity and The
contract). A forward contract involves          Growth and Income Portfolios value their
an obligation to purchase or sell a             assets daily in terms of U.S. dollars,
specific currency at a future date,             they do not intend to convert their
which may be any fixed number of days           holdings of foreign currencies into U.S.
from the date of the contract, agreed           dollars on a daily basis. A Portfolio
upon by the parties, at a price set at          will, however, from time to time,
the time of the contract. A Portfolio           purchase or sell foreign currencies
may enter into forward contracts to             and/or engage in forward foreign
"lock-in" the price of a security it has        currency transactions in order to
agreed to purchase or sell, in terms of         expedite settlement of Portfolio
U.S. dollars or other currencies in             transactions and to minimize currency
which the transaction will be                   value fluctuations.
consummated.
----------------------------------------------------------------------------------------

                                      -81-

RISK FACTORS

              An investment in the Portfolios entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolios. Please see the Statement of Additional Information for additional descriptions and risk information.

----------------------------------------------------------------------------------------
                 Risks                                How we strive to manage them
----------------------------------------------------------------------------------------
Market Risk is the risk that all or a           Several of the Portfolios may hold a
majority of the securities in a certain         portion or all of their respective net
market - like the stock or bond market -        assets in cash or cash equivalents as a
will decline in value because of factors        temporary defensive strategy in an
such as economic conditions, future             effort to managed market risks.
expectations or investor confidence.
----------------------------------------------------------------------------------------
Industry and Security Risk is the risk          With the exception of the Real Estate
that the value of securities in a               Investment Trust Portfolios, we limit
particular industry or the value of an          the amount of each Portfolio's assets
individual stock or bond will decline           invested in any one industry and in any
because of changing expectations for the        individual security, as is consistent
performance of that industry or for the         with that Portfolio's investment
individual company issuing the stock or         objective. We also follow a rigorous
bond.                                           selection process before choosing
                                                securities for the portfolio.
----------------------------------------------------------------------------------------
                                                The Real Estate Investment Trust
                                                Portfolios concentrate their investments
                                                in the real estate industry. As a
                                                consequence, the net asset value of each
                                                Portfolio can be expected to fluctuate
                                                in light of the factors affecting that
                                                industry, and may fluctuate more widely
                                                than a portfolio that invests in a
                                                broader range of industries. Each
                                                Portfolio may be more susceptible to any
                                                single economic, political or regulatory
                                                occurrence affecting the real estate
                                                industry.
----------------------------------------------------------------------------------------
Interest Rate Risk is the risk that             The High-Yield Bond Portfolio by
securities, particularly bonds with             investing primarily in unrated corporate
longer maturities, will decrease in             bonds and bonds rated B- or higher by
value if interest rates rise. The market        S&P or B3 or higher by Moody's, or unrated
values of fixed-income securities               bonds, are subject to interest rate
generally fall when interest rates rise,        risks. See Lower rated securities below.
and conversely, rise when interest rates        The Real Estate Investment Trust and The
fall.                                           Growth and Income Portfolios, by
                                                investing primarily in securities of
                                                real estate investment trusts, are
                                                subject to interest rate risk, in that
                                                as interest rates decline, the value of
                                                each Portfolio's investments in real
                                                estate investment trusts can be expected
                                                to rise. Conversely, when interest rates
                                                rise, the value of each Portfolio's
                                                investments in real estate investment
                                                trusts holding fixed rate obligations
                                                can be expected to decline.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                 Risks                                How we strive to manage them
----------------------------------------------------------------------------------------
Foreign Risk is the risk that foreign           The International Equity, The Labor
securities may be adversely affected by         Select International Equity, The Global
political instability, changes in               Fixed Income, The International Fixed
currency exchange rates, foreign                Income, The Global Equity and The
economic conditions or inadequate               Emerging Markets Portfolios will invest
regulatory and accounting standards. In         in securities of foreign issuers which
addition, there is the possibility of           normally are denominated in foreign
expropriation, nationalization or               currencies and may hold foreign currency
confiscatory taxation, taxation of              directly. In limiting these risks, The
income earned in foreign nations or             Growth and Income Portfolio may invest
other taxes imposed with respect to             up to 5% of its assets; The Real Estate
investments in foreign nations, foreign         Investment Trust, The High-Yield Bond
exchange control, which may include             and The Small-Cap Growth Equity
suspension of the ability to transfer           Portfolios may invest up to 10% of their
currency from a given country, and              respective total assets; and The
default in foreign government                   Diversified Core Fixed Income Portfolio
securities.                                     may invest up to 20% of its total assets
                                                in foreign securities. Investments in
                                                securities of non-United States issuers
                                                which are generally denominated in
                                                foreign currencies involve certain risk
                                                and opportunity considerations not
                                                typically associated with investing in
                                                United States companies. Consequently,
                                                these Portfolios may be affected by
                                                changes in currency rates and exchange
                                                control regulations and may incur costs
                                                in connection with conversions between
                                                currencies. To hedge this currency risk
                                                associated with investments in non-U.S.
                                                dollar denominated securities, a
                                                Portfolio may invest in forward foreign
                                                currency contracts. Those activities
                                                pose special risks which do not
                                                typically arise in connection with
                                                investments in U.S. securities. In
                                                addition, The Real Estate Investment
                                                Trust, The International Fixed Income,
                                                The Global Equity, The Diversified Core
                                                Fixed Income and The Emerging Markets
                                                Portfolios may engage in foreign
                                                currency options and futures
                                                transactions.
----------------------------------------------------------------------------------------
Emerging Markets Risk is the risk that          The International Equity, The Labor
there is the possibility of                     Select International Equity, The Global
expropriation, nationalization,                 Equity, The Global Fixed Income, The
confiscatory taxation, income earned or         International Fixed Income, and The
other special taxes, foreign exchange           High-Yield Bond Portfolios may invest a
restrictions. limitations on the                portion of their assets in securities of
repatriation of income and capital from         issuers located in emerging markets. The
investments, defaults in foreign                Portfolios will attempt to reduce these
government debt, and economic, political        risks through portfolio diversification,
or social instability. In addition, in          credit analysis, and attention to trends
many emerging markets, there is                 in the economy, industries and financial
substantially less publicly available           markets.
information about issuers and the
information that is available tends to
be of a lesser quality. Economic markets
and structures tend to be less mature
and diverse and the securities markets
which are subject to less government
regulation or supervision may also be
smaller, less liquid and subject to
greater price volatility.
----------------------------------------------------------------------------------------
Lower Rated Fixed-Income Securities             The International Fixed Income, The
while generally having higher yields,           Global Fixed Income, and The Asset
are subject to reduced creditworthiness         Allocation Portfolios may invest up to
of issuers, increased risks of default          5%, 5%, and 55%, respectively, of its
and
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                 Risks                                How we strive to manage them
----------------------------------------------------------------------------------------
a more limited and less liquid secondary        assets in high risk, high-yield fixed
market than higher rated securities.            income securities of foreign governments
These securities are subject to greater         including, with specified limitations,
volatility and risk of loss of income           Brady Bonds. The High-Yield Bond
and principal than are higher rated             Portfolio invests primarily in
securities. Lower rated and unrated             lower-rated fixed-income securities in
fixed-income securities tend to reflect         an effort to attain higher yields, and
short-term corporate and market                 this is a primary risk of investing in
developments to a greater extent than           this Portfolio. The Diversified Core
higher rated fixed-income securities,           Fixed Income Portfolio, which may invest
which react primarily to fluctuations in        in lower rated fixed income securities,
the general level of interest rates.            will limit its investments in such
                                                securities to 30% of its total assets.
                                                The Emerging Markets Portfolio may
                                                invest up to 35% of its assets in
                                                high-yield, high risk fixed-income
                                                securities, including Brady Bonds. The
                                                Portfolios will attempt to reduce these
                                                risks through portfolio diversification,
                                                credit analysis, and attention to trends
                                                in the economy, industries and financial
                                                markets.
----------------------------------------------------------------------------------------
Liquidity Risk is the possibility that          We limit exposure to illiquid securities.
securities cannot be readily sold, or
can only be sold at a price
significantly lower than their broadly
recognized value.
----------------------------------------------------------------------------------------
Futures Contracts, Options on Futures           The Mid-Cap Growth Equity, The Mid-Cap
Contracts, Forward Contracts, and               Value Equity Portfolio, The Real Estate
Certain Options used as investments for         Investment Trust, The Small-Cap Growth
hedging and other non-speculative               Equity, The Growth and Income, The
purposes involves certain risks. For            Global Equity, The Diversified Core
example, a lack of correlation between          Fixed Income, The Emerging Markets, and
price changes of an option or futures           The Asset Allocation Portfolios may use
contract and the assets being hedged            futures contracts and options on futures
could render a Portfolio's hedging              contracts, as well as options on
strategy unsuccessful and could result          securities for hedging purposes. The
in losses. The same results could occur         Portfolios will not enter into futures
if movements of foreign currencies do           contracts and options thereon to the
not correlate as expected by the                extent that more than 5% of a
investment adviser at a time when a             Portfolio's assets are required as
Portfolio is using a hedging instrument         futures contract margin deposits and
denominated in one foreign currency to          premiums on options and only to the
protect the value of a security                 extent that obligations under such
denominated in a second foreign currency        futures contracts and options thereon
against changes caused by fluctuations          would not exceed 20% of the Portfolio's
in the exchange rate for the dollar and         total assets.
the second currency. If the direction of
securities prices, interest rates or            See also Foreign Risk above.
foreign currency prices is incorrectly
predicted, the Portfolio will be in a
worse position than if such transactions
had not been entered into. In addition,
since there can be no assurance that a
liquid secondary market will exist for
any contract purchased or sold, a
Portfolio may be required to maintain a
position (and in the case of written
options may be required to continue to
hold the securities used as cover) until
exercise or expiration, which could
result in losses. Further, options and
futures contracts on foreign currencies,
and forward contracts, entail particular
risks related to conditions affecting
the underlying currency.
Over-the-counter transactions in options
and forward contracts also involve risks
arising from the lack of an organized
exchange trading environment.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                 Risks                                How we strive to manage them
----------------------------------------------------------------------------------------
Zero Coupon and Pay-In-Kind Bonds are           Those Portfolios that invest in
generally considered to be more interest        zero-coupon and pay-in-kind bonds will
sensitive than income bearing bonds, to         do so to the extent they are consistent
be more speculative than                        with the Portfolio's investment
interest-bearing bonds, and to have             objective.
certain tax consequences which could,
under certain circumstances be adverse
to a Portfolio. For example, the
Portfolio accrues, and is required to
distribute to shareholders income on its
zero coupon bonds. However, the
Portfolio may not receive the cash
associated with this income until the
bonds are sold or mature. If the
Portfolio does not have sufficient cash
to make the required distribution of
accrued income, the Portfolio could be
required to sell other securities in its
portfolio or to borrow to generate the
cash required.
----------------------------------------------------------------------------------------
Portfolio Turnover rates reflect the            The Intermediate Fixed Income, The
amount of securities that are replaced          Aggregate Fixed Income, The Limited-Term
from the beginning of the year to the           Maturity, The Global Fixed Income, The
end of the year by a Portfolio. The             International Fixed Income and The
degree of portfolio activity may affect         Diversified Core Fixed Income Portfolios
brokerage costs and other transaction           will normally experience annual
costs of a Portfolio, as well as taxes          portfolio turnover rates exceeding 100%,
payable by Portfolios' shareholders that        but those rates are not expected to
are subject to federal income tax.              exceed 250% with respect to The
                                                Intermediate Fixed Income, The Aggregate
                                                Fixed Income and The Diversified Core
                                                Fixed Income Portfolios and 200% with
                                                respect to The Limited-Term Maturity,
                                                The Global Fixed Income and The
                                                International Fixed Income Portfolios.
----------------------------------------------------------------------------------------
Real Estate Industry Risk include among         The Real Estate Investment Trust
others: possible declines in the value          Portfolios operate as a
of real estate; risks related to general        "non-diversified" fund as defined by the
and local economic conditions; possible         1940 Act. Since the Portfolio invests
lack of availability of mortgage funds;         principally in REITS it is more subject
overbuilding; extended vacancies of             to the risks associated with the real
properties; increases in competition;           estate industry. Investors should
property taxes and operating expenses;          carefully consider these risks before
changes in zoning laws; costs resulting         investing in the Portfolio.
from the clean-up of, and liability to
third parties resulting from,
environmental problems; casualty for
condemnation losses; uninsured damages
from floods, earthquakes or other
natural disasters; limitations on and
variations in rents; and changes in
interest rates. REITS are subject to
substantial cash flow dependency,
defaults by borrowers, self-liquidation,
and the risk of failing to qualify for
tax-free pass-through of income under
the Internal Revenue Code of 1986, as
amended and/or to maintain exemptions
from the 1940 Act.
----------------------------------------------------------------------------------------
Non-Diversified Portfolios are believed         The Real Estate Investment Trust, The
to be subject to greater risks because          Global Fixed Income, The International
adverse effects on their security               Fixed Income, The Emerging Markets, and
holdings may affect a larger portion of         The Asset Allocation Portfolios will not
their overall assets.                           be diversified under the 1940 Act. This
                                                means that less than 75% of each
                                                Portfolio's total assets may be
                                                represented by cash, cash items, certain
                                                qualifying securities and other
                                                securities limited in respect of any one
                                                issuer to an amount not greater than 5%
                                                of the Portfolio's total assets.
                                                However, each Portfolio will satisfy the
                                                Internal Revenue Code's diversification
                                                requirement, which applies that test to
                                                50% of the Portfolio's assets.
----------------------------------------------------------------------------------------

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, each Portfolio could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information on and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that the Portfolio's major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of any of the Portfolios.

European Economic and Monetary Union

Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." It is anticipated that each such participating country will replace its existing currency on January 1, 1999. Additional European countries may elect to participate after that date. Each Portfolio investing in securities of participating countries could be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation of this single currency or the adoption of the Euro by additional countries in the future. The Fund is taking steps to obtain satisfactory assurances that the major service providers of affected Portfolios are taking steps reasonably designed to address these matters with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of any Portfolio.

                             HOW TO PURCHASE SHARES

Shares of each Portfolio are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges.

Minimum Investments. The minimum investment is $1,000,000 and there are no minimums for subsequent investments in a Portfolio where the minimum initial investment has been satisfied.

Purchase Price. You may buy shares at the Portfolio's net asset value per shares
(NAV), which is calculated as of the close of the New York Stock Exchange (NYSE) (usually 4:00 P.M. eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

Purchase Reimbursement Fee. In the case of The Emerging Markets and The Global Equity Portfolios, there is a purchase reimbursement fee that applies to all purchases, whether pursuant to the exchange privilege or otherwise. That fee which is paid by investors to the relevant Portfolio equals 0.75% of the dollar amount invested for The Emerging Markets Portfolio and 0.40% of the dollar amount invested for The Global Equity Portfolio. This purchase reimbursement fee is deducted automatically from the amount invested; it cannot be paid separately. This purchase reimbursement fee does not apply to investments in the Portfolios that are made by contributions of securities in-kind or reinvestments of dividends or other distributions. See "Purpose of Reimbursement Fees" and "Redemption of Shares" below.

In-Kind Purchases. Eligible investors in The International Equity Portfolio may, under certain circumstances, be required to make their investments in the Portfolio pursuant to instructions of the Fund, by a contribution of securities in-kind to the Portfolio or by following another procedure that will have the same economic effect as an in-kind purchase; in either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. Eligible investors in The Global Equity Portfolio may elect to pay the purchase reimbursement fee or to invest by a contribution in-kind in securities or by following another procedure that would have the same economic effect as an in-kind purchase. At such time as the Fund receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Fund may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware to make investments in any of the Fund's Portfolios by a contribution of securities in-kind to such Portfolios.

Institutions proposing to invest an amount which at the time they telephone the Fund would constitute 5% or more of the assets of The International Equity Portfolio will, under normal circumstances, be required to make purchases by tendering securities in which the Portfolio otherwise would invest or, by following another procedure that will have the same economic effect as an in-kind purchase. In either case, an investor that is required to purchase shares pursuant to those procedures will be required to pay the brokerage or other transaction costs of acquiring the subject securities. Prospective investors will be notified when they telephone the Fund whether their investment must be made in-kind or by such other procedure and, if in-kind, what securities must be tendered.

The purchase price per share for such investors shall be the net asset value next determined after, as the case may be, (1) delivery of cash or securities to the Custodian Bank and/or (2) the assignment to the Portfolio by a prospective purchaser on trade date of the investor's right to delivery of securities as to which brokerage orders have been placed (but, as to which settlement is yet to occur) and delivery of cash in an amount necessary to pay for those securities on settlement date. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's net asset value. In lieu of paying the purchase reimbursement fee otherwise payable by investors in The Global Equity Portfolio, such investors may follow the same procedures required for The International Equity Portfolio. See "Valuation of Shares." Investors in The International Equity Portfolio required to follow these procedures and those proposing to invest in The Global Equity Portfolio electing to do so should contact the Fund at (1-800-231-8002) for further information.

How to Purchase Shares By Federal Funds Wire

Purchases of shares of a Portfolio may be made by having your bank wire Federal Funds to First Union Bank as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

|_| First, telephone the Fund at 1-800-231-8002 and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio(s) selected, the amount being wired and by which bank and which specific branch, if applicable. We will provide you with a Fund account number.

Second, instruct your bank to wire the specified amount of Federal Funds to First Union Bank, Philadelphia, PA, ABA #031201467, DSC Wire Purchase Bank Account # 2014128934013. The funds should be sent to the attention of Delaware Pooled Trust, Inc. (be sure to have your bank include the name of the Portfolio(s) selected, the account number assigned to you and your account name). Federal Funds purchase orders will be accepted only on a day on which the Fund, the NYSE and the Custodian Bank are open for business.

|_| Third, complete the Account Registration Form within two days and mail it to:

                             Delaware Pooled Trust, Inc.*
                             One Commerce Square
                             2005 Market Street
                             Philadelphia, PA 19103
                             Attn: Client Services

         *Account registrations for The Asset Allocation Portfolio will be forwarded to Foundation Funds.


How to Purchase Shares By Mail

Purchases of shares of a Portfolio may also be made by mailing a check payable to the specific Portfolio selected to the above address. Please be sure to complete an Investment Application before sending your check.

Additional Investments

You may add to your shareholder account at any time and in any amount. Procedures are the same as those to be followed for a new account:

|_| First, notify the Fund of your impending purchase by calling us at 1-800-231-8002.

|_| Then you must be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to First Union Bank.

                              REDEMPTION OF SHARES

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below. For redemptions of shares of The Emerging Markets Portfolio, a redemption reimbursement fee equal to 0.75% of the amount redeemed is deducted automatically and paid to the Portfolio; for The Global Equity Portfolio, the reimbursement fee paid to the Portfolio is equal to 0.30% of the amount redeemed and is deducted automatically from the redemption proceeds.

The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio. Shares of The International Equity Portfolio, The

Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Global Equity Portfolio and The Emerging Markets Portfolio may, under certain circumstances, be required to be redeemed in-kind in portfolio securities, as noted below.

By Mail or FAX Message

Each Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order." "Good order" for purposes of mail or FAX message redemptions means that the request to redeem must include the following documentation:

|_| A letter of instruction specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) exactly as it appears on the Account Registration Form.

|_| If you wish to change the name of the commercial bank or account designation to receive the redemption proceeds as provided in the Account Registration Form, a separate written request must be submitted to the Fund at the address listed below. Copies of this request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund.

Send your requests to:
                              Delaware Pooled Trust, Inc.*
                              Attn:  Client Services
                              One Commerce Square
                              2005 Market Street
                              Philadelphia, PA 19103
                              FAX # 215-255-8864

         *Requests relating to The Asset Allocation Portfolio will be forwarded to Foundation Funds.

By Telephone

|_| If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares by calling the Fund at 1-800-231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified in the Account Registration Form.

|_| Shares cannot be redeemed by telephone if stock certificates are held for those shares or, in the case of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Global Equity Portfolio or The Emerging Markets Portfolio, in instances when the special in-kind redemption procedures are triggered, as described below. Please contact the Fund for further details.

|_| Redemption requests will be priced at the net asset value next determined after the request is received.

|_| The Fund will provide written confirmation for all purchase, exchange and redemption transactions initiated by telephone.

|_| To change the name of the commercial bank or account designated to receive the redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder.

|_| In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or FAX message, pursuant to the procedures described above.

|_| The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's client shareholders.

With respect to such telephone transactions, the Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or Delaware Service Company, Inc. may be liable for any losses due to unauthorized or fraudulent transactions. Neither the Fund, the Portfolios nor the Fund's transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine.

Redemptions In-Kind or Similar Procedures For The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity and the Emerging Markets Portfolios. Institutions proposing to redeem an amount which, at the time they notify the Fund of their intention to redeem (as described below), would constitute 5% or more of the assets of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Global Equity Portfolio or The Emerging Markets Portfolio will, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in-kind in Portfolio securities, unless they elect another procedure which will have the same economic effect as an in-kind redemption. In either case, an investor that is required to redeem shares pursuant to this election will bear the brokerage or other transaction costs of selling the Portfolio securities representing the value of their redeemed shares. If a redemption of shares of The Emerging Markets Portfolio or The Global Equity Portfolio is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed. Investors in these Portfolios should contact the Fund at 1-800-231-8002 for further information.

Eligible investors who have an existing investment counseling relationship with Delaware or Delaware International, or their affiliates, will not be subject to the Fund's in-kind redemption requirements until such time as the Fund receives appropriate regulatory approvals to permit such redemptions for the account of such eligible investors.

Important Redemption Information. Because the Fund's shares are sold to institutions and high net-worth individuals investors with a relatively high investment minimum, Fund shareholders likely will hold a significant number of Fund shares. For this reason, the Fund requests that shareholders proposing to make a large redemption order give the Fund at least ten days advanced notice of any such order. This request can easily be satisfied by calling the Fund at 1-800-231-8002, and giving notification of your future intentions.

Once a formal redemption order is received, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission ("Commission").

With respect to The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity and The Emerging Markets Portfolios, as noted above, or if the Fund otherwise determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the

Commission. Investors may incur brokerage charges on the sale of Portfolio securities so received in payment of redemptions.

Due to the relatively high cost of maintaining shareholder accounts, the Fund reserves the right to redeem shares in a Portfolio if the value of your holdings in that Portfolio is below $500,000. The Fund, however, will not redeem shares based solely upon market reductions in net asset value. If the Fund intends to take such action, a shareholder would be notified and given 90 days to make an additional investment before the redemption is processed.

Purpose of Reimbursement Fees for The Emerging Markets and Global Equity Portfolios. The purchase and redemption transaction fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which The Emerging Markets Portfolio or The Global Equity Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. These costs include: (1) brokerage costs; (2) market impact costs, i.e., the increase in markets prices which may result when a Portfolio purchases or sells thinly traded stocks; and
(3) the effect of the "bid-asked" spread in international markets.

The fees represent the manager's estimate of the brokerage and other transaction costs incurred by a Portfolio in purchasing and selling portfolio securities, especially international stocks. Without the fee, a Portfolio would incur these costs directly, resulting in reduced investment performance for all its shareholders. With the fee, the transaction costs of purchasing and selling stocks are borne not by all existing shareholders, but only by those investors making transactions. Also, when a portfolio acquires securities of companies in emerging markets, transaction costs incurred when purchasing or selling stocks are extremely high. There are three components of transaction costs - brokerage fees, the difference between the bid/asked spread and market impact. Each one of these factors is significantly more expensive in emerging market countries than in the United States, because of less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivative instruments and generally less liquid markets. Consequently, brokerage commissions are high, bid/asked spreads are wide, and the market impact is significant in those markets. In addition to these customary costs, most foreign countries have exchange fees or stamp taxes.


                              SHAREHOLDER SERVICES

Special Reports and Other Services. The Fund will provide client shareholders with the following information:

|_|      Annual audited financial reports
|_|      Unaudited semi-annual financial reports.
|_| Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.

In addition, the investment advisers expect to conduct personal reviews no less than annually with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Fund's dedicated telephone number 1-800-231-8002 is available for shareholder inquiries during normal business hours. You may also obtain the net asset values for the Portfolios by calling this number. Written correspondence should be addressed to:

                             Delaware Pooled Trust, Inc.
                             One Commerce Square
                             2005 Market Street
                             Philadelphia, PA  19103
                             Attention: Client Services

         *Correspondence relating to The Asset Allocation Portfolio will be forwarded to Foundation Funds.

Exchange Privilege

Each Portfolio's shares may be exchanged for shares of the other Portfolios or the institutional class shares of the other funds in Delaware Investments based on the respective net asset values of the shares involved and as long as a Portfolio's minimum is satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments funds, but certain eligibility requirements must be satisfied. Such an exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders.

With respect to exchanges involving The Emerging Markets Portfolio or The Global Equity Portfolio, an investor will be assessed a purchase reimbursement fee by the respective Portfolio when exchanging from another Portfolio into The Emerging Markets Portfolio or The Global Equity Portfolio and a shareholder of The Emerging Markets Portfolio or The Global Equity Portfolio will be assessed a redemption reimbursement fee by the respective Portfolio when exchanging out of The Emerging Markets Portfolio or The Global Equity Portfolio into another Portfolio. See "Redemption of Shares" and "Purpose of Reimbursement Fees."

Please call the Fund for further information on how to exchange shares of the Fund.


                               VALUATION OF SHARES

|_| The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of the close of regular trading on the NYSE on each day the NYSE is open for business. Currently, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

|_| Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price that is considered to best represent fair value within a range not in excess of the current asked price nor less than the current bid prices. Domestic equity securities traded over-the-counter, domestic equity securities which are not traded on the valuation date and U.S. government securities are priced at the mean of the bid and ask price.

|_| Bonds and other fixed-income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. In addition, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

|_| Foreign securities may trade on weekends or other days when the Fund does not price its shares. While the net asset value may change on these days, you will not be able to purchase or redeem Fund shares.

|_| For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between bid and ask price of such currencies against the U.S. dollar as provided by an independent pricing service or any major bank, including the Custodian Banks.

                             MANAGEMENT OF THE FUND

Directors

The business and affairs of the Fund and its Portfolios are managed under the direction of the Fund's Board of Directors. The business and affairs of Foundation Funds and its series, The Asset Allocation Portfolio, are managed under the direction of Foundation Funds' Board of Trustees. See the Fund's Statement of Additional Information for additional information about the Fund's and Foundation Funds' officers and directors/trustees.

Fund Officers and Portfolio Managers

Jeffrey J. Nick
President, Chief Executive Officer and Chairman
Mr. Nick is a graduate of Princeton University with a BA in English Literature. While pursuing his baccalaureate degree from Princeton, Mr. Nick had the opportunity to study in Germany at Bonn University. This was followed by studies at the University of Chicago, which led to an MBA in Finance and Marketing. Mr. Nick joined Lincoln National Corporation in its US headquarters in 1989 as Senior Vice President responsible for corporate planning and development for Lincoln National Corporation. He held this position until 1992. From 1992 to 1996, Mr. Nick was Managing Director of Lincoln National UK Plc. Before joining Lincoln, his career included assignments in management consultancy (with Arthur
D. Little, Inc.) and merchant banking (Chase Investment Bank). Mr. Nick is President, Chief Executive Officer and Director of the funds in Delaware Investments, Delaware Management Holdings, Inc. and Lincoln National Investment Companies, Inc.

David G. Tilles
Managing Director and Chief Investment Officer - Delaware International Advisers Ltd.
Mr. Tilles was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware in 1990 as Managing Principal and Chief Investment Officer of Delaware International Advisers Ltd., he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware was Chief Investment Officer of Hill Samuel Investment Advisers Ltd.

George E. Deming
Vice President/Senior Portfolio Manager - The Large-Cap Value Equity Portfolio Mr. Deming received his BA in Economics and Political Science from the University of Vermont and an MA in International Affairs from the University of Pennsylvania. Prior to joining Delaware Investments in 1978, he was responsible for portfolio management and institutional sales at White, Weld & Co., Inc. He is a member of the Financial Analysts of Philadelphia. Mr. Deming has managed The Large-Cap Value Equity Portfolio since its inception.

Gerald S. Frey
Vice President/Senior Portfolio Manager - The Mid-Cap Growth Equity Portfolio and The Small-Cap Growth Equity Portfolio
Mr. Frey holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. He has approximately 20 years' experience in the money management business. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has managed The Mid-Cap Growth Equity Portfolio since June 1996 and will manage The Small-Cap Growth Equity Portfolio when it commences operations.

Timothy W. Sanderson
Director/Senior Portfolio Manager - Delaware International Advisers Ltd.
(The International Equity Portfolio)
A graduate of University College, Oxford, Mr. Sanderson began his investment career in 1979 with Hill Samuel Investment Management Group. Prior to joining Delaware International Advisers Ltd. in 1990 as Senior Portfolio

Manager and Director, he was an analyst and senior portfolio manager for Hill Samuel where, since 1987, he had responsibility for Pacific Basin research and the management of international institutional portfolios. Mr. Sanderson has managed The International Equity Portfolio since its inception.

Clive A. Gillmore
Director/Senior Portfolio Manager - Delaware International Advisers Ltd. (The Labor Select International Equity Portfolio and The Emerging Markets Portfolio) A graduate of the Warwick University, England, and the London Business School Investment Program, Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Prior to that, Mr. Gillmore was an analyst and portfolio manager for Legal and General Investment in the United Kingdom. Mr. Gillmore has managed of The Labor Select International Equity Portfolio and The Emerging Markets Portfolio since their respective dates of inception.

Robert Akester
Senior Portfolio Manager - Delaware International Advisers Ltd.
(The Emerging Markets Portfolio)
Prior to joining Delaware International in 1996, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Advisers Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. Mr. Akester has managed The Emerging Markets Portfolio since its inception.

Babak Zenouzi
Vice President/Portfolio Manager - The Real Estate Investment Trust Portfolios Mr. Zenouzi holds a BS in Finance and Economics from Babson College in Wellesley, Massachusetts, and an MS in Finance from Boston College. Prior to joining Delaware Investments in 1992, he was with The Boston Company where he held the positions of assistant vice president, senior financial analyst, financial analyst and portfolio accountant. Mr. Zenouzi has managed The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II since their respective dates of inception.

Gary A. Reed
Vice President/Senior Portfolio Manager - The Intermediate Fixed Income Portfolio and The Aggregate Fixed Income Portfolio
Mr. Reed holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his investment career in 1978 with The Equitable Life Assurance Society, specializing in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed served as Vice President and Manager of the Fixed Income Department at Irving Trust Company. Mr. Reed has managed both discretionary and structured fixed-income portfolios and is experienced with a broad range of high-grade fixed-income securities. Additionally, he has developed investment programs for Decommissioning Trust Funds and supervised their management. Mr. Reed has managed The Intermediate Fixed Income Portfolio and The Aggregate Fixed Income Portfolio since their respective dates of inception.

Elizabeth Desmond
Director/Head of Pacific Basin Group - Delaware International Advisers Ltd. (The Global Equity Portfolio)
Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware International in the Spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA charterholder. Ms. Desmond has managed the foreign securities component of The Global Equity Portfolio since its inception.

Robert L. Arnold
Vice President/Portfolio Manager - The Global Equity Portfolio
Mr. Arnold holds a BS from Carnegie Mellon University and earned an MBA from the University of Chicago. Before acting as a portfolio manager at Delaware Investments, he was a financial analyst focusing on the financial services industry, including banks, thrifts, insurance companies and consumer finance companies. Prior to joining Delaware Investments in March 1992, he was a planning analyst with Chemical Bank in New York. He began his investment career as a management consultant with Arthur Young in Philadelphia. Delaware acts as sub-adviser to The Global Equity Portfolio, managing the U.S. securities portion of the Portfolio. In that capacity, Mr. Arnold furnishes investment recommendations, asset allocation advice, research and other services with respect to U.S. securities. Mr. Arnold has managed the U.S. component of The Global Equity Portfolio since its inception.

Ian G. Sims
Director/Deputy Managing Director/Chief Investment Officer/Global Fixed Income - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio)
Mr. Sims is a graduate of the University of Leicester and holds a postgraduate degree in statistics from the University of Newcastle-Upon-Tyne. He joined Delaware International in 1990 as a senior international fixed-income and currency manager. Mr. Sims began his investment career with the Standard Life Assurance Co., and subsequently moved to the Royal Bank of Canada Investment Management International Company, where he was an international fixed-income manager. Prior to joining Delaware International, he was a senior fixed-income and currency portfolio manager with Hill Samuel Investment Advisers Ltd. Mr. Sims has managed The Global Fixed Income Portfolio, The International Fixed Income Portfolio and the foreign component of The Diversified Core Fixed Income Portfolio since their respective dates of inception.

Paul A. Matlack
Vice President/Senior Portfolio Manager - The High-Yield Bond Portfolio and The Diversified Core Fixed Income Portfolio
Mr. Matlack is a graduate of the University of Pennsylvania and received his MBA in Finance from George Washington University. He began his career with Mellon Bank as a credit specialist analyzing leveraged transactions in the chemical and pharmaceutical industries. He subsequently served as a loan officer in Mellon's Corporate Lending Division and in the Special Industries Group at Provident National Bank, before joining Delaware Investments in 1989. He is a CFA charterholder. Mr. Matlack has managed The High-Yield Bond Portfolio and the U.S. high-yield component of The Diversified Core Fixed Income Portfolio since their respective dates of inception.

Gerald T. Nichols
Vice President/Senior Portfolio Manager - The High-Yield Bond Portfolio
Mr. Nichols is a graduate of the University of Kansas, where he received an MS in Finance and a BS in Business Administration. Prior to joining Delaware Investments in 1989, he was the investment officer for a merchant banking firm with interests in the insurance and thrift industries. Mr. Nichols began his career in the high-yield bond market with Waddell and Reed, Inc. in 1983 where, as a high-yield credit analyst, he followed a variety of industries. He is a CFA charterholder. Mr. Nichols has managed The High-Yield Bond Portfolio since its inception.

Roger A. Early
Vice President/Senior Portfolio Manager - The Diversified Core Fixed Income Portfolio and The Limited-Term Maturity Portfolio
Mr. Early has an undergraduate degree in economics from the University of Pennsylvania's Wharton School and an MBA in finance and accounting from the University of Pittsburgh. He is also a CPA and a CFA charterholder. Prior to joining Delaware Investments, Mr. Early was a portfolio manager for Federated Investment Counseling's fixed-income group, with over $1 billion in assets. Mr. Early has managed The Diversified Core Fixed Income Portfolio since its date of inception and will manage The Limited-Term Maturity Portfolio when it commences operations.

Frank X. Morris
Vice President/Portfolio Manager - The Mid-Cap Value Equity Portfolio
Mr. Morris received a bachelor's degree at Providence College and an MBA degree at Widener University. He joined Delaware Investments in 1997. He previously served as vice president and director of equity research at PNC Asset Management. He is president of the Financial Analysis Society of Philadelphia and is a member of the Association of Investment Management and Research and the National Association of Petroleum Investment Analysts. Mr. Morris has managed The Mid-Cap Value Equity Portfolio since its date of inception.

J. Paul Dokas
Vice President/Portfolio Manager - The Mid-Cap Value Equity Portfolio and The Asset Allocation Portfolio
Mr. Dokas holds a BBA in Business from Loyola College and an MBA in Business from the University of Maryland. Prior to joining Delaware Investments in 1997, he was a Director of Trust Investments for Bell Atlantic Corporation in Philadelphia. Mr. Dokas is a CFA charterholder. Mr. Dokas has managed The Mid-Cap Value Equity Portfolio since its date of inception and will manage The Asset Allocation Portfolio when it commences operations.

George H. Burwell
Vice President/Senior Portfolio Manager - The Growth and Income Portfolio
Mr. Burwell holds a BA from the University of Virginia. Prior to joining Delaware Investments in 1992, Mr. Burwell was a portfolio manager for Midlantic Bank in Edison, New Jersey, where he managed an equity mutual fund and three commingled funds. Mr. Burwell is a CFA charterholder. Mr. Burwell will manage The Growth and Income Portfolio when it commences operations.

Investment Advisers

Delaware Management Company ("Delaware") a series of Delaware Management Business Trust, furnishes investment advisory services to The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Mid-Cap Value Equity Portfolio, The Aggregate Fixed Income, The Diversified Core Fixed Income, The Real Estate Investment Trust, The Intermediate Fixed Income, The Limited-Term Maturity, The High-Yield Bond, The Asset Allocation, The Small-Cap Growth Equity and The Growth and Income Portfolios and furnishes sub-investment advisory services to The Global Equity Portfolio related to the U.S. securities portion of that Portfolio. Lincoln Investment Management, Inc. ("Lincoln"), a wholly owned subsidiary of Lincoln National Corporation, acts as sub-adviser to Delaware with respect to The Real Estate Investment Trust Portfolios. In its capacity as sub-adviser, Lincoln furnishes Delaware with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to the securities in which The Real Estate Investment Trust Portfolios may invest. Delaware and its predecessors have been managing the funds in Delaware Investments since 1938. On July 31, 1998, Delaware and its affiliates within Delaware Investments, including Delaware International, were supervising in the aggregate more than $43 billion in assets in various institutional or separately managed (approximately $25,873,990,000) and investment company (approximately $17,929,500,000) accounts. Lincoln (formerly named Lincoln National Investment Management Company) was incorporated in 1930. Lincoln's primary activity is institutional fixed-income investment management and consulting. Such activity includes fixed-income portfolios, private placements, real estate debt and equity, and asset/liability management. As of July 31, 1998, Lincoln had approximately $39 billion in assets under management. Lincoln provides investment management services to Lincoln National Corporation, its principal subsidiaries and affiliated registered investment companies, and acts as investment adviser to other unaffiliated clients.

Delaware International Advisers Ltd. ("Delaware International"), an affiliate of Delaware, furnishes investment advisory services to The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity and The Emerging Markets Portfolios and furnishes sub-advisory services to The Diversified Core Fixed Income Portfolio related to the foreign securities portion of that Portfolio. Several of the principals of Delaware International were previously associated with a registered investment adviser which managed the assets of a registered investment company. Delaware International commenced operations as a registered investment adviser in December 1990.

Delaware has entered into Investment Advisory Agreements with the Fund on behalf of The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Mid-Cap Value Equity Portfolio, The Diversified Core Fixed Income, The Aggregate Fixed Income, The Real Estate Investment Trust, The Intermediate Fixed Income, The Limited-Term Maturity, The High-Yield Bond, The Asset Allocation, The Small-Cap Growth Equity and The Growth and Income Portfolios. Delaware has also entered into a Sub-Advisory Agreement with Lincoln with respect to The Real Estate Investment Trust Portfolios and with Delaware International with respect to The Diversified Core Fixed Income Portfolio. Delaware International has entered into Investment Advisory Agreements with the Fund on behalf of The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity and The Emerging Markets Portfolios. Delaware acts as sub-adviser to Delaware International with respect to The Global Equity Portfolio managing the U.S. securities portion of that Portfolio. Under these Agreements, Delaware and Delaware International, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objectives and policies of the Portfolios with which they have an agreement, manage the investment and reinvestment of the assets of the Portfolios with which they have agreements. In this regard, it is their responsibility to make investment decisions for the respective Portfolios.

As compensation for the services to be rendered under their advisory agreements, Delaware or, as relevant, Delaware International is entitled to an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets for the quarter:

                         Portfolio                               Rate

              The Large-Cap Value Equity Portfolio               0.55%
              The Mid-Cap Growth Equity Portfolio                0.80%
              The International Equity Portfolio                 0.75%
              The Mid-Cap Value Equity Portfolio                 0.75%
              The Labor Select International Equity Portfolio    0.75%
              The Real Estate Investment Trust Portfolio         0.75%*
              The Real Estate Investment Trust Portfolio II      0.75%*
              The Global Equity Portfolio                        0.75%**
              The Diversified Core Fixed Income Portfolio        0.43%***
              The Aggregate Fixed Income Portfolio               0.40%
              The Emerging Markets Portfolio                     1.20%+
              The Intermediate Fixed Income Portfolio            0.40%
              The Limited-Term Maturity Portfolio                0.30%
              The Global Fixed Income Portfolio                  0.50%
              The International Fixed Income Portfolio           0.50%
              The High-Yield Bond Portfolio                      0.45%
              The Asset Allocation Portfolio                     0.05%
              The Small-Cap Growth Equity Portfolio              0.75%
              The Growth and Income Portfolio                    0.55%

* Lincoln receives 30% of the advisory fee paid to Delaware for acting as sub-adviser to Delaware with respect to The Real Estate Investment Trust Portfolios.

** Delaware receives 50% of the advisory fee paid to Delaware International for acting as sub-adviser to Delaware International with respect to the U.S. securities portion of The Global Equity Portfolio.

*** Delaware International acts as sub-adviser to Delaware with respect to The Diversified Core Fixed Income Portfolio, and receives from Delaware an amount equal to the management fee paid to Delaware times a ratio, the numerator of which is the average daily net assets represented by foreign assets and the denominator of which is the average daily net assets of the Portfolios, such amount to be calculated at the same time and measured over the same period as the management fee.

+ Delaware International has elected voluntarily to limit its annual Investment Advisory Fee to no more than 1.00% of The Emerging Markets Portfolio's average daily net assets during the period from October 1, 1997 through October 31, 1998. The effect of the current fee waiver of 1.55% with respect to "Total Operating Expenses" and the 1.00% fee limitation with respect to The Emerging Markets Portfolio is that the annual Investment Advisory Fee paid to Delaware International on behalf of that Portfolio will be an amount equal to the lesser of 1.00% or the amount necessary to limit "Total Operating Expenses" of the Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to no more than 1.55% of average net assets, on an annualized basis. Delaware International has also voluntarily agreed that the annual Investment Advisory Fee payable to Delaware International on behalf of The Emerging Markets Portfolio will not exceed 1.00% unless shareholders of the Portfolio have been notified of the change to the 1.00% fee limitation at least one year in advance of such increase.

Delaware or, as relevant, Delaware International elected voluntarily to waive that portion, if any, of its investment advisory fees and to pay a Portfolio's expenses to the extent necessary to ensure that a Portfolio's expenses

(investment advisory fees, plus certain other noted expenses) do not exceed, on an annualized basis, the amounts noted in that section of this Prospectus. This means that as long as the voluntary expense caps are in place, the Portfolios expenses may be as much as, but will not exceed, the expense cap amounts set forth in the footnotes to the fee tables. In addition, out of the investment advisory fees to which they are otherwise entitled, Delaware and Delaware International pay their proportionate share of the fees paid to unaffiliated directors by the Fund, except that Delaware will make no such payments out of the fees it receives for managing The Mid-Cap Value Equity Portfolio, The Aggregate Fixed Income, The Diversified Core Fixed Income, The Real Estate Investment Trust, The High-Yield Bond, The Asset Allocation, The Small-Cap Growth Equity and The Growth and Income Portfolios and Delaware International will make no such payments out of the fees it receives for managing The Labor Select International Equity, The International Fixed Income, The Global Equity and The Emerging Markets Portfolios.

For the fiscal year ended October 31, 1998, the investment management fees paid by the Portfolios (as a percentage of average daily net assets) were as follows:

                                                       Investment Management
                                                       Fees Paid After Voluntary
       Portfolio                                       Waivers

       The Large-Cap Value Equity Portfolio                   %
       The Mid-Cap Growth Equity Portfolio                    %
       The Global Fixed Income Portfolio                      %
       The Intermediate Fixed Income      Portfolio           %
       The Labor Select International Equity Portfolio        %
       The High-Yield Bond Portfolio(1)                       % (5)
       The International Fixed Income Portfolio(2)            % (5)
       The Emerging Markets Portfolio(3)                      % (5)
       The Global Equity Portfolio(4)                         none

       (1) Commenced operations on December 2, 1996.
       (2) Commenced operations on April 11, 1997.
       (3) Commenced operations on April 14, 1997.
       (4) Commenced operations on October 15, 1997.
       (5) Annualized.

For the fiscal year ended October 31, 1998, the investment management fee paid by The International Equity Portfolio amounted to 0.__% of average daily net assets. The advisory fees payable by The Mid-Cap Growth Equity, The International Equity, The Labor Select International Equity, The Real Estate Investment Trust, The Global Equity and The Emerging Markets Portfolios, while higher than the advisory fees paid by other mutual funds in general, are comparable to fees paid by other mutual funds with similar objectives and policies to the Portfolios.

Delaware is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH, Delaware and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln Investment Management, Inc. ("Lincoln"), the sub-adviser to Delaware with respect to The Real Estate Investment Trust Portfolios is a wholly owned subsidiary of Lincoln National. Delaware, Delaware International and Lincoln may be deemed to be affiliated persons under the 1940 Act, as the three companies are each under the ultimate control of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware's address is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103. Delaware International's address is 3rd Floor, 80 Cheapside, London, England EC2V 6EE. Lincoln's address is 200 E. Berry Street, Fort Wayne, IN 46802.

From time to time, certain institutional separate accounts advised by Delaware International and an affiliate of Delaware, may invest in the Fund's Portfolios. The Portfolios may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the Portfolios' shares. These transactions will affect the Portfolios, since Portfolios that experience redemptions may be required to sell portfolio securities, and Portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. Delaware and Delaware International, representing the interests of the Portfolios, are committed to minimizing the impact of such transactions on the Portfolios. In addition, the advisers to the institutional separate accounts, are also committed to minimizing the impact on the Portfolios to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

If permitted under applicable law, in cases where a shareholder of any of the Portfolios has an investment counseling relationship with Delaware, Delaware International or their affiliates, Delaware or Delaware International may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the respective Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by Delaware, Delaware International or their affiliates to avoid situations where excess advisory fees might be paid to Delaware or Delaware International. In no event will a client pay higher total advisory fees as a result of the client's investment in a Portfolio. Such reductions would not apply to The Asset Allocation Portfolio to the extent that management fees of the Portfolios are indirectly charged to shareholders of The Asset Allocation Portfolio.

Administrator

Delaware Service Company, Inc., an affiliate of Delaware and an indirect, wholly owned subsidiary of DMH, provides the Fund with administrative services pursuant to the Amended and Restated Shareholders Services Agreement with the Fund on behalf of the Portfolios. The services provided under the Amended and Restated Shareholders Services Agreement are subject to the supervision of the officers and directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian Banks, and assistance in the preparation of the Fund's registration statements under Federal and State laws. The Amended and Restated Shareholders Services Agreement also provides that Delaware Service Company, Inc. will provide the Fund with dividend disbursing and transfer agent services. Delaware Service Company, Inc. is located at 1818 Market Street, Philadelphia, PA 19103. For its services under the Amended and Restated Shareholders Services Agreement, the Fund pays Delaware Service Company, Inc. an annual fixed fee, payable monthly, and allocated among the Portfolios of the Fund based on the relative percentage of assets of each Portfolio. Delaware Service Company, Inc. also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement.

Distributor

Delaware Distributors, L.P. ("DDLP"), 1818 Market Street, Philadelphia, PA 19103, serves as the exclusive Distributor of the shares of the Fund's Portfolios. Under its Distribution Agreements with the Fund on behalf of each Portfolio, DDLP sells shares of the Fund upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Fund. DDLP is an indirect, wholly owned subsidiary of DMH.

Custodian Bank

The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio.

Independent Auditors

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as independent auditors for the Fund and for the Foundations Funds.


                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Intermediate Fixed Income and The Limited-Term Maturity Portfolios expect to declare dividends daily and distribute them monthly. The High-Yield Bond and The Global Fixed Income Portfolios expect to declare dividends monthly and distribute them monthly. The Aggregate Fixed Income, The Diversified Core Fixed Income, The Large-Cap Value Equity, The International Equity, The Labor Select International Equity and The International Fixed Income Portfolios and The Real Estate Investment Trust Portfolio expect to declare and distribute all of their net investment income to shareholders as dividends quarterly. The Mid-Cap Growth Equity, The Mid-Cap Value Equity Portfolio, The Global Equity, The Small-Cap Growth Equity, The Asset Allocation, The Growth and Income and The Emerging Markets Portfolios and The Real Estate Investment Trust Portfolio II expect to declare and distribute all of their net investment income to shareholders as dividends annually.

Net capital gains, if any, will be distributed annually. Unless a shareholder elects to receive dividends and capital gains distributions in cash, all dividends and capital gains distributions shall be automatically paid in additional shares at net asset value of the Portfolio.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Portfolio may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Portfolio and received by shareholders on the earlier of the date paid or December 31 of the prior year.


                                      TAXES

General

Each Portfolio intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends paid by the Equity Oriented Portfolios, with the exception of The International Equity, The Labor Select International Equity, The Global Equity and The Emerging Markets Portfolios, from net investment income will generally qualify, in part, for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by a Portfolio from domestic (U.S.) sources.

Distributions paid by a Portfolio from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in a Portfolio. The Portfolios do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of the shares of a Portfolio, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Additionally, the Fund is required to withhold 31% of taxable dividend capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

Foreign Taxes

Each of The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity and The Emerging Markets Portfolios may elect to "pass-through" to its shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If this election is made, shareholders of a Portfolio will be required to include in their gross income their pro-rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro-rata share of foreign taxes as either an itemized deduction or a foreign tax credit (but not both) against U.S. income taxes on their tax return.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund. Additional information on tax matters is included in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

The following financial highlights for the periods ended on or before October 31, 1998 are derived from the financial statements of Delaware Pooled Trust, Inc. for The Large-Cap Value Equity Portfolio (formerly known as The Defensive Equity Portfolio), The Mid-Cap Growth Equity Portfolio, The International Equity Portfolio, The Global Fixed Income Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolio, The Intermediate Fixed Income Portfolio (formerly known as The Fixed Income Portfolio), The High-Yield Bond Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio and The Global Equity Portfolio and are incorporated by reference into the Statement of Additional Information, and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements and related notes. Further information about the performance of these Portfolios is contained in their Annual Report.

----------------------------------------------------------------------------------------------------------------------
                                                                               The Large-Cap Value Equity Portfolio
                                                                                          Year Ended 10/31
                                                                     -------------------------------------------------
 Delaware Pooled Trust                                                   1998      1997      1996      1995      1994
----------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period ($)                                        16.460    14.660    13.080    12.730
 Income From Investment Operations
 Net investment income ($)                                                        0.381     0.440     0.430     0.320
 Net realized & unrealized gains (losses) on investments ($)                      3.599     2.960     1.980     0.653
 Total from investment operations ($)                                             3.980     3.400     2.410     0.973
 Less Distributions
 Dividends from net investment income ($)                                        (0.410)   (0.440)   (0.340)   (0.280)
 Distributions from realized gains ($)                                           (1.500)   (1.160)   (0.490)   (0.343)
 Total distributions ($)                                                         (1.910)   (1.600)   (0.830)   (0.623)
 Net asset value, end of period  ($)                                             18.530    16.460    14.660    13.080
 Total Return (%)                                                                 26.73     24.87     19.77      7.96
 Ratios and Supplemental Data:
 Net asset value, end of period (000's omitted) ($)                              81,102    67,179    51,947    37,323
 Ratio of expenses to average daily net assets (%)                                 0.66      0.67      0.68      0.68
 Ratio of net investment income to average daily net assets (%)                    2.15      2.85      3.33      3.26
 Portfolio turnover rate (%)                                                         73        74        88        73
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                             The Mid-Cap Growth Equity Portfolio
                                                                                         Year Ended 10/31
                                                                     ------------------------------------------------
 Delaware Pooled Trust                                                   1998      1997      1996      1995     1994
----------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period ($)                                        14.570    12.860    11.010   11.200
 Income From Investment Operations
 Net investment income ($)                                                       (0.117)   (0.019)    0.043    0.008
 Net realized & unrealized gains (losses) on investments ($)                      1.607     2.392     2.055    0.032
 Total from investment operations ($)                                             1.490     2.373     2.098    0.040
 Less Distributions
 Dividends from net investment income ($)                                          none    (0.043)   (0.012)  (0.020)
 Distributions from realized gains ($)                                           (2.380)   (0.620)   (0.236)  (0.210)
 Total distributions ($)                                                         (2.380)   (0.663)   (0.248)  (0.230)
 Net asset value, end of period  ($)                                             13.680    14.570    12.860   11.010
 Total Return (%)                                                                 11.84     19.19     19.61     0.34
 Ratios and Supplemental Data:
 Net asset value, end of period (000's omitted) ($)                              10,317    28,526    29,092   22,640
 Ratio of expenses to average daily net assets (%)                                 0.93      0.90      0.93     0.93
 Ratio of net investment income to average daily net assets (%)                   (0.29)    (0.18)     0.37     0.07
 Portfolio turnover rate (%)                                                        117        95        64       43
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                            The International Equity Portfolio
                                                                                          Year Ended 10/31
                                                                     -------------------------------------------------
 Delaware Pooled Trust                                                   1998      1997      1996      1995      1994
----------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period ($)                                        14.780    13.120    13.110    11.990
 Income From Investment Operations
 Net investment income ($)                                                        0.329     0.506     0.475     0.144
 Net realized & unrealized gains (losses) on investments ($)                      1.271     1.794     0.001     1.236
 Total from investment operations ($)                                             1.600     2.300     0.476     1.380
 Less Distributions
 Dividends from net investment income ($)                                        (0.520)   (0.490)   (0.170)   (0.160)
 Distributions from realized gains ($)                                             none    (0.150)   (0.296)   (0.100)
 Total distributions ($)                                                         (0.520)   (0.640)   (0.466)   (0.260)
 Net asset value, end of period  ($)                                             15.860    14.780    13.120    13.110
 Total Return (%)                                                                 11.01     18.12      3.91     11.66
 Ratios and Supplemental Data:
 Net asset value, end of period (000's omitted) ($)                             500,196   299,950   156,467    70,820
 Ratio of expenses to average daily net assets (%)                                 0.93      0.89      0.90      0.94
 Ratio of net investment income to average daily net assets (%)                    2.21      4.36      4.81      1.36
 Portfolio turnover rate (%)                                                          8         8        20        22
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                             The Global Fixed Income Portfolio
                                                                                          Year Ended 10/31
                                                                     -------------------------------------------------
 Delaware Pooled Trust                                                   1998      1997      1996      1995      1994
----------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period ($)                                        11.620    11.040     9.790    11.090
 Income From Investment Operations
 Net investment income ($)                                                        0.721     0.777     0.736     0.419
 Net realized & unrealized gains (losses) on investments ($)                     (0.116)    0.725     0.924    (0.139)
 Total from investment operations ($)                                             0.605     1.502     1.660     0.226
 Less Distributions
 Dividends from net investment income ($)                                        (0.835)   (0.720)   (0.410)   (0.949)
 Distributions from realized gains ($)                                           (0.170)   (0.202)     none    (0.577)
 Total distributions ($)                                                         (1.005)   (0.922)   (0.410)   (1.526)
 Net asset value, end of period  ($)                                             11.220    11.620    11.040     9.790
 Total Return (%)                                                                  5.59     16.40     17.38      2.07
 Ratios and Supplemental Data:
 Net asset value, end of period (000's omitted) ($)                             431,076   252,068    99,161    42,266
 Ratio of expenses to average daily net assets (%)                                 0.60      0.60      0.60      0.62
 Ratio of net investment income to average daily net assets (%)                    6.28      8.52      6.73      3.62
 Portfolio turnover rate (%)                                                        114        63        77       205
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                           The Labor Select               The Real Estate        The Intermediate
                                                             International                 Investment               Fixed Income
                                                            Equity Portfolio             Trust Portfolio             Portfolio
                                                            Year Ended 10/31             Year Ended 10/31         Year Ended 10/31
                                                      -------------------------  Period ------------------------------------------
                                                                                 11/4/97
                                                                                 through
 Delaware Pooled Trust                                1998      1997      1996  10/31/98      1997    1996    1998   1997    1996
----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period ($)                     11.690    10.000              12.490   10.000         10.010  10.000
 Income From Investment Operations
 Net investment income ($)                                     0.474     0.479               0.616    0.652          0.605   0.386
 Net realized & unrealized gains (losses) on                   1.346     1.311               4.664    1.938          0.080   0.010
 investments ($)
 Total from investment operations ($)                          1.820     1.790               5.280    2.590          0.685   0.396
 Less Distributions
 Dividends from net investment income ($)                     (0.520)   (0.100)             (0.720)  (0.100)        (0.605) (0.386)
 Distributions from realized gains ($)                          none      none              (0.790)    none           none    none
 Total distributions ($)                                      (0.520)   (0.100)             (1.510)  (0.100)        (0.605) (0.386)
 Net asset value, end of period  ($)                          12.990    11.690              16.260   12.490         10.090  10.010
 Total Return (%)                                              16.01      1797               46.50    26.12           7.09    4.08
 Ratios and Supplemental Data:
 Net asset value, end of period (000's omitted) ($)           50,896    23,154              60,089   26,468         30,366  10,518
 Ratio of expenses to average daily net assets (%)              0.89      0.92                0.82     0.89           0.53    0.53
 Ratio of net investment income to average daily net            2.37      6.64                4.25     6.70           6.05    6.14
 assets (%)
 Portfolio turnover rate (%)                                      11         7                  58      109            205     232
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                                                                   The
                                                                        The High-Yield      International
                                                                         Bond Portfolio         Fixed Income
                                                                           Year Ended         Portfolio
                                                                           10/31                Year Ended
                                                                                                10/31
                                                                    ------------------------------------------
                                                                                 Period                Period
                                                                                12/2/96               4/11/97
                                                                                through               through
 Delaware Pooled Trust                                                   1998  10/31/97       1998   10/31/97
--------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period ($)                                        10.000                10.000
 Income From Investment Operations
 Net investment income ($)                                                        0.788                 0.236
 Net realized & unrealized gains (losses) on investments ($)                      0.957                 0.474
 Total from investment operations ($)                                             1.745                 0.710
 Less Distributions
 Dividends from net investment income ($)                                        (0.565)               (0.050)
 Distributions from realized gains ($)                                             none                  none
 Total distributions ($)                                                         (0.565)               (0.050)
 Net asset value, end of period  ($)                                             11.180                10.660
 Total Return (%)                                                                 17.92                  7.11
 Ratios and Supplemental Data:
 Net asset value, end of period (000's omitted) ($)                              11,348                33,734
 Ratio of expenses to average daily net assets (%)                                 0.59                  0.60
 Ratio of net investment income to average daily net assets (%)                    9.05                  6.05
 Portfolio turnover rate (%)                                                        281                   145
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                                        The Emerging            The Global
                                                                             Markets          Equity Portfolio
                                                                         Portfolio                Year Ended
                                                                            Year Ended           10/31
                                                                           10/31
                                                                    -------------------------------------------
                                                                                  Period                Period
                                                                                 4/14/97              10/15/97
                                                                                 through               through
 Delaware Pooled Trust                                                   1998   10/31/97       1998   10/31/97
--------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period ($)                                         10.000                 8.500
 Income From Investment Operations
 Net investment income ($)                                                         0.028                 0.009
 Net realized & unrealized gains (losses) on investments ($)                      (0.828)               (0.389)
 Total from investment operations ($)                                             (0.800)               (0.380)
 Less Distributions
 Dividends from net investment income ($)                                           none                  none
 Distributions from realized gains ($)                                              none                  none
 Total distributions ($)                                                            none                  none
 Net asset value, end of period  ($)                                               9.200                 8.120
 Total Return (%)                                                                  (8.00)                (4.47)
 Ratios and Supplemental Data:
 Net asset value, end of period (000's omitted) ($)                               18,565                 2,855
 Ratio of expenses to average daily net assets (%)                                  1.55                  0.96
 Ratio of net investment income to average daily net assets (%)                     0.74                  2.54
 Portfolio turnover rate (%)                                                          46                     0
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                         The Small/Mid-Cap                The Real Estate
                                                                         Value Equity Portfolio            Investment
                                                                         Year Ended 10/31                Trust Portfolio II
                                                                                                          Year Ended 10/31
                                                                    ---------------------------------------------------------
                                                                              Period                          Period
                                                                             12/29/97                        11/4/97
                                                                              through                        Through
 Delaware Pooled Trust                                                       10/31/98                        10/31/98
-----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period ($)
 Income From Investment Operations
 Net investment income ($)
 Net realized & unrealized gains (losses) on investments ($)
 Total from investment operations ($)
 Less Distributions
 Dividends from net investment income ($)
 Distributions from realized gains ($)
 Total distributions ($)
 Net asset value, end of period ($)
 Total Return (%)
 Ratios and Supplemental Data:
 Net asset value, end of period (000's omitted) ($)
 Ratio of expenses to average daily net assets (%)
 Ratio of net investment income to average daily net assets (%)
 Portfolio turnover rate (%)
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                             The Aggregate          The Diversified Core
                                                                           Fixed Income            Fixed Income Portfolio
                                                                             Portfolio                Year Ended 10/31
                                                                         Year Ended 10/31
                                                                    ---------------------------------------------------------
                                                                              Period                       Period
                                                                             12/29/97                     12/29/97
                                                                              through                     Through
 Delaware Pooled Trust                                                       10/31/98                     10/31/98
-----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period ($)
 Income From Investment Operations
 Net investment income ($)
 Net realized & unrealized gains (losses) on investments ($)
 Total from investment operations ($)
 Less Distributions
 Dividends from net investment income ($)
 Distributions from realized gains ($)
 Total distributions ($)
 Net asset value, end of period ($)
 Total Return (%)
 Ratios and Supplemental Data:
 Net asset value, end of period (000's omitted) ($)
 Ratio of expenses to average daily net assets (%)
 Ratio of net investment income to average daily net assets (%)
 Portfolio turnover rate (%)
-----------------------------------------------------------------------------------------------------------------------------


                               APPENDIX A--RATINGS


Bonds

         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

         Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments.

Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

         Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

                                                                    BACK COVER

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year. You can find more detailed information about the Funds in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. You may obtain a free copy of these documents by writing to us at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, or call toll-free 800-231-8002.

You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.


Web site

www.delawarefunds.com


E-mail

service@delgroup.com


Shareholder Inquiries

Call the Fund at 1-800-231-8002

For Fund information, literature, price, yield and performance figures

For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges








Investment Company Act File No. 811-6322

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London



                                    REIT Fund

                           Class A * Class B * Class C





                                   Prospectus
                                  March 1, 1999

                                Total Return Fund




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

[inside front cover]

Table of Contents

Fund profile                                                      page
REIT Fund

How we manage the Fund                                            page
Our investment strategies
The risks of investing in the Fund

Who manages the Fund                                              page
Investment manager and Sub-adviser
Portfolio manager

Who's who?

About your account                                                page
Investingin the Fund
  Choosing a share class
  How to reduce your sales charge
  How to buy shares
  How to redeem shares
  Special services
Dividends, distributions and taxes
Retirement plans

Additional investment information
      on policies and risk considerations                         page

Financial highlights                                              page

[sidebar copy at bottom of page]
How to use this prospectus

Here are guidelines to help you use this prospectus to make well-informed investment decisions about our funds. If you're looking for a specific piece of information, the table of contents can guide you directly to the appropriate section.

Step 1
------
Take a look at the fund profiles for an overview of the Fund.

Step 2
------
Learn in-depth information about how the Fund invests, the risks involved and the people and organizations responsible for the Fund's day-to-day operations.

Step 3
------
Determine which fund features and services you would like to take advantage of.

Step 4
------
Use the glossary that begins on page x to find definitions of words printed in bold type throughout the prospectus.

An Investment Overview

When choosing a mutual fund to invest in, you have a variety of options and important information to consider. This prospectus provides information about REIT Fund, a mutual fund from the Delaware Investments Family of Funds.

However, before evaluating individual funds, your first step is to define your personal financial goals. Knowing your goals and determining your investment time horizon in advance can help you make a more appropriate fund selection. It is also important to select a fund in the context of your entire investment program. Diversification or spreading your money among different types of investments is usually a sound investment strategy. A professional financial adviser can help you build an investment portfolio that fits your financial situation, your investment objectives and your risk tolerance. A financial adviser can also explain the role that REIT Fund might play in your investment plan.

Investing for total return with REIT Fund...
Investors with long-term goals often choose mutual funds designed to provide total return. REIT Fund is a total return fund. Total return funds typically provide moderate growth potential as well as some current income. They generally involve less risk than aggressive stock funds but more risk than bond funds. Like all mutual funds, total return funds allow you to invest conveniently in a diversified portfolio without having to select and monitor individual securities on your own.

["House" graphic, with total return "room" highlighted]

Building Blocks of Asset Allocation

Aggressive Growth Equity Funds

Growth Equity Funds

International and Global Funds

Asset Allocation Funds

[Table Highlighted] Moderate Growth Equity Funds for...

Total Return
These stock-oriented funds provide moderate growth potential as well as some current income, with less risk than aggressive stock funds but more risk than bond funds.

Taxable Bond Funds

Tax-Exempt Bond Funds

Money Market Funds (Taxable and Tax-Exempt)

--------------------------------------------------------------------------------
Profile: The REIT Fund
--------------------------------------------------------------------------------

What are the Portfolio's Goals?
         The REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?

         The REIT Fund invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, we will invest at least 65% of each Portfolio's total assets in equity securities of real estate investment trusts ("REITs"). The REIT Fund is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. That means the Fund may invest more than 5% of net assets in a single security. Thus, adverse effects on the an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks.


What are the main risks of investing in the Portfolio?

         Investing in any mutual funds involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund's share prices and yields will fluctuate in response to movements in stock prices. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         Because we concentrate our investments in the real estate industry, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general.

         See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.





   Who Should invest in the Fund?
         |_|      Investors seeking a high level of total return.
         |_|      Investors willing to invest in equity securities of companies principally engaged in the real estate industry.
         |_|      Investors looking to diversify there equity holdings by adding exposure to the real estate markets.


   Who Should not invest in the Fund?
         |_|      Investors seeking current income.
         |_|      Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.
         |_|      Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

         You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate investment for you.

How has the Fund performed?

This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past two calendar years and since inception, as well as average annual returns of all shares for the past year and since inception -- all compared to the performance of the NAREIT Equity REIT Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Fund's past performance does not necessarily indicate how it will perform in the future. Class A shares have had a front-end sales charge in effect since November 12, 1997 and historical performance prior to that date has been recalculated to reflect the effect of this sales charge. Beginning November 12, 1998, a 12b-1 fee has been assessed annually. All shares class returns reflect voluntary expense caps in place during the periods. The returns would be lower without these voluntary caps.

* REIT Fund
* NAREIT Equity REIT Index

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (CLASS A) FPO]

[bar chart]


Year-by-year total return (Class A)
The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in these total returns. If this fee were included, the returns would be less than those shown. The average annual returns shown below do include the sales charge.

As of December 31, 1998, the Fund had a year-to-date return of XX%. During the periods illustrated in this bar chart, the Fund's highest return was XX% [date] and its lowest return was XX% [date].

[table]

                               Average annual return for periods ending 12/31/98

CLASS              A               B (if           C (if           S&P 500
                                   redeemed)       redeemed)
1 year             00.0%           00.0%           00.0%           00.0
Since inception*   00.0%           00.0%           00.0%           00.0

*Class A inception date: 12/6/95
 Class B inception date: 11/11/97
 Class C inception date: 11/11/97

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. The Fund may waive or reduce sales charges; please see the Statement of Additional Information for details.

 -------------------------------------------------- ----------- ---------- -----
 CLASS                                                  A           B        C
 -------------------------------------------------- ----------- ---------- -----
 Maximum sales charge (load) imposed on               5.75%       None     none
 purchases as  a percentage of offering price
 -------------------------------------------------- ----------- ---------- -----
 Maximum contingent deferred sales charge            None(1)      5%(2)    1%(3)
 (load) as a  percentage of original purchase
 price or redemption price, whichever is lower
 -------------------------------------------------- ----------- ---------- -----
 Maximum sales charge (load) imposed on              None         None      none
 reinvested dividends
 -------------------------------------------------- ----------- ---------- -----
  Redemption fees(4)                                 None         None      none
 -------------------------------------------------- ----------- ---------- -----


Annual fund operating expenses are deducted from the Fund's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

 ---------------------------------------------- ----------- ---------- ---------
 Management fees                                    00.0%      00.0%      00.0%
 ---------------------------------------------- ----------- ---------- ---------
 Distribution and service (12-1) fees(5)            0.25%(6)   1.00%      1.00%
 ---------------------------------------------- ----------- ---------- ---------
 Other expenses                                     00.0%      00.0%      00.0%
 ---------------------------------------------- ----------- ---------- ---------
 Total operating expenses(7)                        0.00%      0.00%      0.00%
 ---------------------------------------------- ----------- ---------- ---------


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. (8) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 -------------- --------------- ------------ ------------------ ---------- --------------------
 CLASS(9)                    A            B    B (if redeemed)          C      C (if redeemed)
 -------------- --------------- ------------ ------------------ ---------- --------------------
  1 year                  00.0%        00.0%              00.0%      00.0%                00.0%
 ------------ ----------------- ------------ ------------------ ---------- --------------------
  3 years                 00.0%        00.0%              00.0%      00.0%                00.0%
 ------------ ----------------- ------------ ------------------ ---------- --------------------
  5 years                 00.0%        00.0%              00.0%      00.0%                00.0%
 ------------ ----------------- ------------ ------------------ ---------- --------------------
  10 years                00.0%        00.0%              00.0%      00.0%                00.0%
 ------------ ----------------- ------------ ------------------ ---------- --------------------

(1) A purchase of Class A shares at $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge of 1% will be imposed on certain redemptions within the first year of purchase and 0.50% within the second year of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter. Your Class B shares will automatically convert to Class A shares after approximately eight years.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) First Union Bank, N.A., the bank through which we wire money, currently charges $7.50 per redemption for redemptions payable by wire.

(5) The Fund has adopted a plan under rule 12b-1 that allows the Fund to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Each share class is subject to a separate 12b-1 plan.

(6) Class A Shares are subject to a 12b-1 fee of 0.30% of average daily net assets but the board of directors has set the fee at 0.25% of average daily net assets.

(7) Beginning November 11, 1998, the investment manager has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 0.95% of average daily net assets.

(8) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

(9) The Class B example reflects the conversion of Class B shares to Class A shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 plan fees payable by Class B shares will continue to be assessed. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund
----------------------

Our investment strategies

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The investment objective of the Fund is to achieve maximum long-term total return. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts (REITs). The Fund will operate as a nondiversified fund as defined by the 1940 Act.

The Fund invests in equity securities of REITs and other real estate industry operating companies (REOCs). For purposes of the Fund's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. The Fund's investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored American Depositary Receipts actively traded in the United States. Equity securities for this purpose include common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. The Fund may also purchase preferred stock. The Fund may invest up to 10% of its assets in foreign securities, and in convertible securities. See Foreign Investment Information, Depositary Receipts and Convertible, Debt and Non-Traditional Equity Securities under Additional Investment Information on Policies and Risk Considerations for further discussion of these investment policies. The Fund may also invest in mortgage-backed securities. See Mortgage-backed securities under Additional investment information on policies and risk considerations for more detailed information about this investment policy.

The Fund may hold cash or invest in short-term debt securities and other money market instruments when, in The manager's opinion, such holdings are prudent given then prevailing market conditions. Except when The manager believes a temporary defensive approach is appropriate, the Fund will not hold more than 5% of its total assets in cash or such short-term investments. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g. AAA by Standard & Poor's Ratings Group or Aaa by Moody's Investors Service) or be of comparable quality as determined by the manager. See Additional investment information on policies and risk considerations for further details concerning these and other investment policies.

Although the Fund does not invest directly in real estate, the Fund does invest primarily in REITs, and may purchase equity securities of REOCs. Thus, because the Fund concentrates its investments in the real estate industry, an investment in the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition; property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses, uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act of 1940. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. For a further discussion of the risks presented by investing in REITs, see Additional Investment Information on policies and risk considerations--REITs.

While the Fund does not intend to invest directly in real estate, the Fund could, under certain circumstances, own real estate directly as a result of a default on securities that it owns. In addition, if the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company.

The Fund may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, these activities will not be entered into for speculative purposes, but rather to facilitate the ability quickly to deploy into the stock market the Fund's positions in cash, short-term debt securities and other money market instruments, at times when the Fund's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Fund. See Additional investment information on policies and risk considerations--Futures contracts and options on futures contracts and options for a further discussion of these investment policies.

In connection with the Fund's ability to invest up to 10% of its total assets in the securities of foreign issuers, currency considerations may present risks if the Fund holds international securities. Currency considerations carry a special risk for a portfolio of international securities. In this regard, the Fund may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency. See Additional investment information on policies and risk considerations--Forward foreign currency exchange contracts.

The manager does not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, The manager may take advantage of short-term opportunities that are consistent with the Fund's investment objectives. It is anticipated that the annual turnover rate of the Fund, under normal circumstances, will generally not exceed 100%.

The risks of investing in the Fund


Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider an investment in either one to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing REIT Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

--------------------------------------------- ---------------------------------------------------------------------------
                   Risks                                             How we strive to manage them
--------------------------------------------- ---------------------------------------------------------------------------
                                                                              REIT Fund


--------------------------------------------- ---------------------------------------------------------------------------
Market risk is the risk that all or a          We maintain a long-term investment approach and focus on stocks
majority of the securities in a certain        we believe can appreciate over an extended time frame regardless
market -- like the stock or bond               of interim market fluctuations. We do not try to predict overall stock
market -- will decline in value because        market movements and do not trade for short-term purposes.
of factors such as economic
conditions, future expectations or             We may hold a substantial part of the Fund's assets in cash or cash
investor confidence.                           equivalents as a temporary, defensive strategy.


--------------------------------------------- ---------------------------------------------------------------------------
Industry and security risk is the risk        In the REIT Fund we concentrate on the real estate industry. As a
that the value of securities in a             consequence, the share price of the Fund may fluctuate in response to
particular industry or the value of an        factors affecting that industry, and may fluctuate more widely than a
individual stock or bond will decline         portfolio that invests in a broader range of industries. The Fund may
because of changing expectations for          be more susceptible to any single economic, political or regulatory
the performance of that industry or for       occurrence affecting the real estate industry.
the individual company issuing the
stock or bond.

--------------------------------------------- ---------------------------------------------------------------------------
Interest rate risk is the risk that           The REIT Fund is subject to interest rate risk. As interest rates
securities will decrease in value if          decline, the value of the Fund's investments in real estate
interest rates rise. The risk is greater      investment trusts that hold fixed rate obligations can be expected to
for bonds with longer maturities than         rise. Conversely, when interest rates rise, the value of the Fund's
for those with shorter maturities.            investments in real estate investment trusts holding fixed rate obligations can be expected to decline.

--------------------------------------------- ---------------------------------------------------------------------------

--------------------------------------------- ---------------------------------------------------------------------------
                   Risks                                             How we strive to manage them
--------------------------------------------- ---------------------------------------------------------------------------
Real Estate Industry Risk includes            Since the Fund invests principally in REITS it is more subject to the
among others: possible declines in            risks associated with the real estate industry. Investors should
the value of real estate; risks related       carefully consider these risks before investing in the Fund.
to general and local economic
conditions; possible lack of availability
of mortgage funds; overbuilding;
extended, vacancies of properties;
increases in competition; property
taxes and operating expenses;
changes in zoning laws; costs
resulting from the clean-up of
environmental problems; casualty for
condemnation losses; uninsured
damages from floods, earthquakes or
other natural disasters; limitations on
and variations in rents; and changes
in interest rates. REITS are subject to
substantial cash flow dependency,
defaults by borrowers, self-liquidation,
and the risk of failing to qualify for tax-
free pass-through of income under the
Internal Revenue Code of 1986, as
amended and/or to maintain
exemptions from the 1940 Act.
--------------------------------------------- ---------------------------------------------------------------------------
Non-Diversified risk is the risk              Though the REIT Fund will hold a number of different securities,
because a portfolio may have a                technically it is considered a non-diversified fund according to the
greater percentage of assets invested         definition in the 1940 Act. In a diversified fund, 75% of the portfolio
in fewer securities, adverse effects on       must be diversified, meaning the Fund cannot invest more than 5%
individual holdings may have a                of net assets in an individual security. When a fund is non-
greater impact on the Fund's                  diversified, it does not have to limit the percentage of assets
performance.                                  invested in individual securities. However, the Fund will satisfy the
                                              Internal Revenue Code's diversification requirement, which says that for 50% of the Fund's assets, no more than 5% of net assets can be invested in any one individual security. The bottom line for shareholders is that 50% of the REIT Fund must be invested so that no more than 5% of net assets are invested in any single security.
                                              The other 50% can be more concentrated with greater than 5%
                                              invested in individual securities.
--------------------------------------------- ---------------------------------------------------------------------------
Foreign risk is the risk that foreign         We may invest up to 10% of the REIT Fund's total assets in foreign
securities may be adversely affected          securities; however we typically invest only a small portion of
by political instability, changes in          assets in foreign securities, so this is not a major risk to the Fund.
currency exchange rates, foreign
economic conditions or inadequate
regulatory and accounting standards.

--------------------------------------------- ---------------------------------------------------------------------------
Liquidity risk is the possibility that        We limit exposure to illiquid securities.
securities cannot be readily sold, or
can only be sold at a price lower than
the price that the Fund has valued
them.
--------------------------------------------- ---------------------------------------------------------------------------
Futures Contracts, Options on                 The REIT Fund may use futures contracts and options on futures
Futures Contracts, Forward                    contracts, as well as options on securities for hedging purposes.
Contracts, and Certain Options                The Fund will not enter into futures contracts and options thereon to
used as investments for hedging and           the extent that more than 5% of the Fund's assets are required as
other non-speculative purposes                futures contract margin deposits and premiums on options and only
--------------------------------------------- ---------------------------------------------------------------------------

--------------------------------------------- ---------------------------------------------------------------------------
                   Risks                                             How we strive to manage them
--------------------------------------------- ---------------------------------------------------------------------------
involves certain risks. For example, a        to the extent that obligations under such futures contracts and
lack of correlation between price             options thereon would not exceed 20% of the Fund's total assets.
changes of an option or futures
contract and the assets being hedged          See also Foreign Risk above.
could render the Fund's hedging
strategy unsuccessful and could
result in losses.  The same results
could occur if movements of foreign
currencies do not correlate as
expected by the investment adviser at
a time when the Fund is using a
hedging instrument denominated in
one foreign currency to protect the
value of a security denominated in a
second foreign currency against
changes caused by fluctuations in the
exchange rate for the dollar and the
second currency. If the direction of
securities prices, interest rates or
foreign currency prices is incorrectly
predicted, the Fund will be in a worse
position than if such transactions had
not been entered into. In addition,
since there can be no assurance that
a liquid secondary market will exist for
any contract purchased or sold, the
Fund may be required to maintain a
position (and in the case of written
options may be required to continue
to hold the securities used as cover)
until exercise or expiration, which
could result in losses.  Further,
options and futures contracts on
foreign currencies, and forward
contracts, entail particular risks
related to conditions affecting the
underlying currency.
Over-the-counter transactions in
options and forward contracts also
involve risks arising from the lack of
an organized exchange trading
environment.

--------------------------------------------- ---------------------------------------------------------------------------


Portfolio Turnover rates reflect the amount of securities that are replaced from the beginning of the year to the end of the year by the Fund. The degree of portfolio activity may affect brokerage costs and other transaction costs of the Fund, as well as taxes payable by Funds' shareholders that are subject to federal income tax.

[begin glossary]
How to use this glossary

Words found in the glossary are printed in boldface the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.

Glossary A-B

Amortized cost
Similar to depreciated value, amortized cost reflects the value of a fixed-income security adjusted to account for any premium that was paid above the par value when the security was purchased. The purpose of amortization is to reflect resale or redemption value.

Appreciation
An increase in the value of an investment.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price prior to maturity changes and is inversely related to current interest rates. When interest rates rise, prices fall, and when interest rates fall, prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds.

C-C

Capital
The amount of money you invest.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

[glossary to be continued]

Who manages the Fund

Investment Manager and Sub-Adviser
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. Lincoln Investment Management, Inc. is the Fund's sub-adviser. As sub-adviser, Lincoln provides Delaware with investment recommendations, asset allocation advice, research, economic analysis and other investment services regarding the types of securities in which we invest. For their services to the Fund, the manager and sub-adviser were paid an aggregate fee for the last fiscal year as follows:

                           Investment Management Fees

-------------------------------------------------------------        -----------
                                                                      REIT Fund
-------------------------------------------------------------        -----------
As a percentage of average daily net assets                             0.00%
-------------------------------------------------------------        -----------


Portfolio Manager

Baback Zenouzi has primary responsibility for making day-to-day investment decisions for the Fund. He has been Senior Portfolio Manager for the Fund since its inception. Mr. Zenouzi holds a BS in Finance and Economics from Babson College in Wellesley, Massachussetts, and an MS in Finance from Boston College. Before joining Delaware Investments in 1992, he was with the Boston Company where he was an assistant vice president, senior financial analyst, financial analyst and portfolio accountant.

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information on and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that the Fund's major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

European Economic and Monetary Union

Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." It is anticipated that each such participating country will replace its existing currency on January 1, 1999. Additional European countries may elect to participate after that date. If the Fund is investing in securities of participating countries it could be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation of this single currency or the adoption of the Euro by additional countries in the future. The Fund is taking steps to obtain satisfactory assurances that the major service providers of the Fund are taking steps reasonably designed to address these matters with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

[glossary continued]

C-E

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Currency exchange rates
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing. [glossary to be continued]

[sidebar]
Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.


[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                               Board of Directors

Investment Manager                 The Fund                    Custodian
Delaware Management Company                             The Chase Manhattan Bank
One Commerce Square                                     4 Chase Metrotech Center
Philadelphia, PA 19103                                  Brooklyn, NY 11245

Sub-Adviser
Lincoln Investment Management, Inc.
200 E. Berry Street
Fort Wayne, IN 46802

Portfolio managers                 Service agent                               Distributor
(see page x for details)           Delaware Service Company, Inc.       Delaware Distributors, L.P.
                                   1818 Market Street                   1818 Market Street
                                   Philadelphia, PA 19103               Philadelphia, PA 19103

                               Financial advisers

                                  Shareholders

Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Custodian Mutual funds are legally required to protect their portfolio securities by placing them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents provide customer service to shareholders, as well.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Financial advisers Financial advisers provide investment advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

[glossary continued]

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities. They are paid from the fund's assets before any earnings are distributed to shareholders.

[glossary to be continued]

About your account
------------------

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

         Class A
         o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

         o If you invest $50,000 or more, your front-end sales charge will be reduced.

         o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

         o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

         o Class A shares generally are not subject to a contingent deferred sales charge.

         Class B
         o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

         o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

         o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

         o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

         o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

         o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%.

         o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

[glossary continued]

F-M

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is returned to you at a prespecified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return.

 [glossary to be continued]

        Class C
        o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within 12 months after you buy them.

        o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

        o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing personal services and maintaining shareholder accounts.

        o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

        o Unlike Class B shares, Class C shares do not automatically convert into another class.

        o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class A Sales Charges

--------------------------------------------------------------------------------
    Amount of           Sales charge      Sales charge as % of     Dealer's
    purchase                as %                amount         commission as %
                      of offering price        invested       Of offering price
--------------------------------------------------------------------------------
 Less than $50,000        5.75%                   X.XX%            5.00%

    $50,000 but           4.75%                   X.XX%            4.00%
   under $100,000

    $100,000 but          3.75%                   X.XX%            3.00%
   under $250,000

    $250,000 but          2.50%                   X.XX%            2.00%
   under $500,000

    $500,000 but          2.00%                   X.XX%            1.60%
  under $1 million


As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year.


  ------------------------------------------------------------------------------
      Amount of       Sales charge      Sales charge       Dealer's commission
      purchase            as %             as %                   as %
                      of offering        of amount         of offering price
                         price           invested
  ------------------------------------------------------------------------------
  1 million up to       none              None                  1.00
    $5 million
  ------------------------------------------------------------------------------
   Next $20 million     none              None                  0.50
  up to $25 million
  ------------------------------------------------------------------------------
  Amount over $25       none              None                  0.25
     million
  ------------------------------------------------------------------------------

[glossary continued]

Inflation
The increase in the cost of goods and services over time. U.S. inflation is measured by the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as a percentage of the fund's net assets.

[glossary to be continued]

About your account continued

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

--------------------------------------------------------------------------------------------------------------------------
             Program             How it works                                                      Share class

                                                                                          A             B         C
-------------------------------------------------------------------------------------------------------------------------
    Letter of Intent               Through a Letter of Intent you agree to                X        Although the Letter of
                                   invest a certain amount in Delaware                             Intent and Rights of
                                   Investment Funds (except money market funds                     Accumulation do not apply
                                   with no sales charge) over a 13-month period                    to the purchase of Class
                                   to qualify for reduced front-end sales                          B and C shares, you can
                                   charges.                                                        combine your  purchase of
                                                                                                   Class B and C shares to
                                                                                                   fulfill your Letter of
                                                                                                   Intent or qualify for
                                                                                                   Rights of Accumulation
-------------------------------------------------------------------------------------------------------------------------
    Rights of Accumulation         You can combine your holdings of all funds             X
                                   in the Delaware Investments family (except
                                   money market funds with no sales charge) as
                                   well as the holdings of your spouse and
                                   children under 21 to qualify for reduced
                                   front-end sales charges.
-------------------------------------------------------------------------------------------------------------------------
    Reinvestment of Redeemed       Up to 12 months after you redeem shares, you           X
    Shares                         can reinvest the proceeds without paying a
                                   front-end sales charge.
------------------------------------------------------------------------------------------------------------------------
    SIMPLE IRA, SEP IRA,           These investment plans may qualify for                 X
    SARSEP, Prototype Profit       reduced sales charges by combining the
    Sharing, Pension, SIMPLE       purchases of all members of the group.
    401(k), 403(b)(7), and         Members of these groups may also qualify to
    457 Retirement Plans           purchase shares without a front-end sales
                                   charge and a waiver of any contingent
                                   deferred sales charges.
------------------------------------------------------------------------------------------------------------------------

[glossary continued]

M-P

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD (National Association of Securities Dealers)
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

[glossary to be continued]

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a fee for this service.


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103. If you are making an initial purchase by mail, you must include a completed investment application, or an appropriate retirement plan application if you are opening a retirement account, with your check.


[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign an account number.


[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances, you may only exchange between the same class of shares. To open an account by exchange, call the Shareholder Service Center at 800-523-1918.


[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800-523-1918.

[glossary continued]

NAV (Net asset value)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NRSRO (Nationally recognized statistical rating organization)
A company that assesses the quality and potential performance of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and Fitch Investor Services, Inc. (Fitch).

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also pay dividends at a fixed rate.

[glossary to be continued]

Once you have completed an application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA; under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. If you are buying shares in an Education IRA, the minimum purchase is $500, and you can made additional investments of only $25. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

[glossary continued]

P-S

Price/earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings of $5 has a P/E of 20.

Principal
Amount of money you invest. Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

[glossary to be continued]

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service department at 800-523-1918.

[glossary continued]

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Index
The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
Charge on the purchase of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

[glossary to be continued]

About your account continued

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined at the close of business on the day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, and later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account Minimum
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, and $500 for Education
IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

[glossary continued]

S-S

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid.

[glossary to be continued]

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges from your shares in one or more Delaware Investments funds into any other Delaware Investments fund. Wealth Builder Exchanges are subject to the same rules as regular exchanges and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge.

[glossary continued]

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return varies from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

[glossary to be continued]

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge on the shares of the fund from which you make your exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service
Through our Moneyline(SM) On Demand Service, you or your financial adviser may transfer money from your Fund account to your predesignated bank account by telephone request. This service is not available for retirement plans.

MoneyLine(SM) Direct Deposit Service
Through our Moneyline(SM) Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneylineSM Direct Deposit Service.

[glossary continued]

T-V

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.


[glossary to be continued]

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Retirement plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800-523-1918.

[glossary continued]

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. There are "low volatility" and "high volatility" investments.

[end glossary]

Additional investment information on policies and risk considerations

U.S. government securities
The U.S. government securities in which the Fund may invest for temporary purposes and otherwise (see How we manage the Fund), include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association (GNMA), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the Federal National Mortgage Association.

Mortgage-backed securities
The Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. Those securities include, but are not limited to, GNMA certificates. Such securities differ from other fixed-income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

The Fund also may invest in collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. To the extent any privately-issued CMOs or REMICs in which the Fund may invest are considered by the U.S. Securities and Exchange Commission to be investment companies, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Fund may invest.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% of the Fund's net assets.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Fund may invest in such private-backed securities but, the Fund will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.

Short-term investments
The short-term investments in which the Fund may invest consistent with the stated in How we manage the Fund are:

         o Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Fund, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of the Fund. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Fund will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

         o Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by the manager;

         o Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by the manager;

         o  U.S. government securities (see U.S. Government Securities); and

         o  Repurchase agreements collateralized by securities listed above.

When-issued and delayed delivery securities
The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will maintain with its Custodian Bank a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets less liabilities other than the obligations created by these commitments.

Repurchase agreements
The Fund may enter into repurchase agreements with brokers, dealers or banks deemed to be creditworthy by the manager under guidelines of board of directors. In a repurchase agreement, the Fund buys securities from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. Not more than 15% of the Fund's assets may be invested in repurchase agreements having a maturity in excess of seven days. Repurchase agreements may be viewed as a fully collateralized loan of money by the Fund to the seller. The Fund always receives securities as collateral with a market value at least equal to the purchase price and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. The Fund may invest cash balances in a joint repurchase agreement in accordance with an Order Delaware Investments has obtained from the Commission under
Section 17(d) of the 1940 Act.

Securities lending activities
The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the manager, subject to overall supervision by the board of directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the manager.

Borrowing from banks
The Fund may borrow money as a temporary measure or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, consistent with SEC rules, immediately after any borrowing is in an amount which exceeds 5% of its net assets, there must be asset coverage of at least 300%. In the event the asset coverage declines below 300%, the Fund would take steps to reduce the amount of its borrowings so that asset coverage would equal at least 300%. Securities will not be purchased while the Fund has an outstanding borrowing.

Foreign investment information
Up to 10% of the total assets of the Fund may be invested in securities of foreign issuers and foreign currency. The Fund has the right to purchase securities in any developed, underdeveloped or emerging country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States and this information tends to be of a lesser quality. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

It is also expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodial arrangements for U.S. securities of equal value. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from the companies comprising the Fund's investments.

Further, the Fund may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Fund invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the manager does not believe that any current repatriation restrictions would affect their decision to invest in such countries. Countries such as those in which the Fund may invest have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, the Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

With respect to forward foreign currency exchange, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain. See Forward foreign currency exchange contracts, below.

Forward foreign currency exchange contracts
As noted above, the foreign investments made by the Fund present currency considerations which pose special risks. The manager uses a purchasing power parity approach to evaluate currency risk. A purchasing power parity approach attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less abroad, the foreign currency may be considered to be overvalued. When the dollar buys more abroad, the foreign currency may be considered to be undervalued. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of transactions and to minimize currency value fluctuations. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

The Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

For example, when the manager believes that the currency of a particular foreign country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund may enter into forward contracts to hedge the currency risk associated with the purchase of individual securities denominated in particular currencies. In the alternative, the Fund may also engage in currency "cross hedging" when, in the opinion of the manager, as appropriate, the historical relationship among foreign currencies suggests that the Fund may achieve the same protection for a foreign security at reduced cost and/or administrative burden through the use of a forward contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize gain or loss from currency transactions.

With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

It is impossible to forecast the market value of the Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

Futures contracts and options on futures contracts
In order to remain fully invested, to facilitate investments in equity securities and to reduce transaction costs, the Fund may, to a limited extent, enter into futures contracts, purchase or sell options on futures contracts and engage in certain transactions in options on securities, and may enter into closing transactions with respect to such activities. The Fund will only enter into these transactions for hedging purposes if it is consistent with the Fund's investment objectives and policies and the Fund will not engage in such transactions to the extent that obligations relating to futures contracts, options on futures contracts and options on securities (see Futures contracts and options on futures contracts --Options on securities), in the aggregate, exceed 25% of the Fund's assets.

The Fund may enter into contracts for the purchase or sale for future delivery of securities. When a futures contract is sold, the Fund incur a contractual obligation to deliver the securities underlying the contract at a specified price on a specified date during a specified future month. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities called for by the contract at a specified price during a specified future month. Because futures contracts require only a small initial margin deposit, the Fund would then be able to keep a cash reserve applicable to meet potential redemptions while at the same time being effectively fully invested.

The Fund may also purchase and write options to buy or sell futures contracts. Options on futures are similar to options except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. The Fund will not enter into futures contracts and options thereon to the extent that more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Fund's total assets. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

To the extent that interest or exchange rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market would prevent the Fund from closing out its positions relating to futures.

Options

Options on securities
The Fund may write covered call options on U.S. securities, purchase call options on such securities and enter into closing transactions related thereto. The Fund may also purchase put options on U.S. securities, may write secured put options on such securities and enter into closing transactions related thereto.

A covered call option obligates the writer, in return for the premium received, to sell one of its securities to the purchaser of the option for an agreed price up to an agreed date. The advantage is that the writer receives premium income and the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy. The Fund will only purchase call options to the extent that premiums paid on all outstanding call options do not exceed 2% of the Fund's total assets.

A put option obligates the writer, in return for the premium received, to buy the security underlying the option at the exercise price during the option period, and the purchaser of the option has the right to sell the security to the writer. The Fund will only write put options on a secured basis which means that the Fund will maintain, in a segregated account with its Custodian Bank, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The Fund will only purchase put options if the Fund owns the security covered by the put option at the time of purchase and to the extent that the premiums on all outstanding put options do not exceed 2% of the Fund's total assets. The advantage is that the writer receives premium income while the purchaser can be protected should the market value of the security decline.

Closing transactions essentially let the Fund offset put options or call options prior to exercise or expiration. If the Fund cannot effect closing transactions, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

The Fund may use both exchange-traded and over-the-counter options. Certain over-the-counter options may be illiquid. The Fund will only invest in such options to the extent consistent with their 15% limit on investments in illiquid securities.

With respect to writing covered call options, the Fund may lose the potential market appreciation of the securities subject to the option, if the manager's judgment is wrong and the price of the security moves in the opposite direction from what was anticipated. In purchasing put and call options, the premium paid by the Fund plus any transaction costs will reduce any benefit realized by the Fund upon exercise of the option. When writing put options, the Fund may be required, when the put is exercised, to purchase securities at higher prices than current market prices.

Risks of transactions in options, futures and forward contracts
The use of futures contracts, options on futures contracts, forward contracts and certain options for hedging and other non-speculative purposes as described above involves certain risks. For example, a lack of correlation between price changes of an option or futures contract and the assets being hedged could render the Fund's hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the investment adviser at a time when the Fund is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate for the dollar and the second currency. If the direction of securities prices, interest rates or foreign currency prices is incorrectly predicted, the Fund will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, the Fund may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until exercise or expiration, which could result in losses. Further, options and futures contracts on foreign currencies, and forward contracts, entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in options and forward contracts also involve risks arising from the lack of an organized exchange trading environment.

Restricted/Illiquid Securities
The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A (Rule 144A Securities) under the Securities Act of 1933. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Fund.

The Fund may invest no more than 15% of the value of its net assets in illiquid securities. Illiquid securities, for purposes of this policy, include repurchase agreements maturing in more than seven days.

While maintaining oversight, the board of directors has delegated to the manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. The board has instructed the manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

If the manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Convertible, debt and non-traditional equity securities
A portion of the Fund's assets may be invested in convertible securities of issuers in the real estate industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. Convertible and debt securities acquired by the Fund may be rated below investment grade, or unrated. These lower rated convertible and debt securities are subject to credit risk considerations substantially similar to such considerations affecting high risk, high-yield bonds, commonly referred to as "junk bonds."

The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock (PERCS), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

REITS
The Fund's investment in REITs presents certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Depositary Receipts
The Fund may invest in sponsored and unsponsored American Depositary Receipts
(ADRs) that are actively traded in the United States. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a Depositary, and "unsponsored" ADRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the Depositary of an unsponsored ADR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities.

Zero Coupon Securities
The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Fund intends to qualify as a regulated investment company under the Internal Revenue Code. Accordingly, during periods when the Fund receives no interest payments on its zero coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

Financial highlights

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-523-1918.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Class B Shares    Class C Shares
                                                                                              --------------    --------------
                                                               Class A Shares       Period        Period            Period
                                                              Year Ended 10/31      12/6/95(1)   11/11/97(1)      1/11/97(1)
                                                            ---------------------   through       through           through
 REIT Fund                                                    1998    1997(2)       10/31/96      10/31/98          10/31/98
----------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period ($)                             12.490         10.0000
 Income From Investment Operations
 Net Investment income ($)                                             0.616          0.6515
 Net realized & unrealized gains (losses) on investments ($)           4.664          1.9385
 Total from investment operations ($)                                  5.280          2.5900
 Less Distributions
 Dividends from net investment income ($)                            (0.720)        (0.1000)
 Distributions from realized gains ($)                               (0.790)            None
 Total distributions ($)                                             (1.510)        (0.1000)
 Net asset value, end of period  ($)                                  16.260         12.4900
 Total Return (%)(3)(4)                                                46.50           26.12
 Ratios and Supplemental Data:
 Net asset value, end of period (000's omitted) ($)                   60,089          26,468
 Ratio of expenses to average daily net assets (%)                      0.82            0.89
 Ratio of net investment income to average daily net
   assets (%)                                                           4.25            6.70
 Portfolio turnover rate (%)                                              58             109
 Volatility, as indicated by year-by-year return(%)                    46.50           26.12
----------------------------------------------------------------------------------------------------------------------------------

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) The financial highlights appearing above are derived from data concerning the original (and then only) class of shares. That original class is now REIT Fund A Class. That original class did not have a front-end sales charge and a 12b-1 fee.
      These financial highlights do not reflect 12b-1 fees.
(3) For Class A shares: does not reflect the maximum sales charge of 5.75%, nor the Limited CDSC that varies from 0.50% to 1% that would apply in the event of certain redemptions within two years of purchase. For Class B shares: does not reflect the contingent deferred sales charge which varies from 1%-5% depending upon the holding period. For Class C shares: does not reflect the1% contingent deferred sales charge on redemptions within 12 months from the date of purchase.
(4)   Total return reflects expense limitations.

How to read the financial highlights

Net investment income
Net investment income includes dividend and interest income earned from the Fund's securities after expenses have been deducted.

Net gains (losses) on investments (both realized and unrealized)
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less Distributions-Distributions from realized gains."

Realized gains
Profits realized from the sale of securities.

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the percentage increase or decrease in the value of a share of a fund during specific periods, in this case, annual periods. In calculating this figure for the financial highlights table, we include fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of the Fund.

How to read the financial highlights
(continued)

Ratio of expenses to average daily net assets
The expense ratio is the percentage of total investment that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average daily net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

[back cover]

REIT Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800-523-1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.


Web site
www.delawarefunds.com
---------------------

E-mail
service@delinvest.com


Shareholder Service Center

800-523-1918

Call the Shareholder Service Center:
Monday to Friday, 8 a.m. to 8 p.m. Eastern time.

For fund information; literature; price, yield and performance figures.

For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service

800-362-FUND (800-362-3863)

For convenient access to account information or current performance information on all Delaware Investment Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Registrant's Investment Company Act file number: 811-6322


                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London

P-___ [--] PP 2/99

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London



                                    REIT Fund

                               Institutional Class





                                   Prospectus
                                  March 1, 1999

                                Total Return Fund




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

[inside front cover]

Table of Contents

Fund profile                                                      page
REIT Fund

How we manage the Fund                                            page
Our investment strategies
The risks of investing in the Fund

Who manages the Fund                                              page
Investment manager and Sub-adviser
Portfolio manager

Who's who?                                                        page

About your account                                                page
Investing in the Fund
         Institutional Class shares
         How to buy shares
         How to redeem shares

Dividends, distributions and taxes

Additional investment information
      on policies and risk considerations                         page


Financial highlights                                              page

[sidebar copy at bottom of page]
How to use this prospectus

Here are guidelines to help you use this prospectus to make well-informed investment decisions about our funds. If you're looking for a specific piece of information, the table of contents can guide you directly to the appropriate section.

Step 1
------
Take a look at the fund profiles for an overview of the Fund.

Step 2
------
Learn in-depth information about how the Fund invests, the risks involved and the people and organizations responsible for the Fund's day-to-day operations.

Step 3
------
Determine which fund features and services you would like to take advantage of.

Step 4
------
Use the glossary that begins on page x to find definitions of words printed in bold type throughout the prospectus.

An Investment Overview

When choosing a mutual fund to invest in, you have a variety of options and important information to consider. This prospectus provides information about REIT Fund, a mutual fund from the Delaware Investments Family of Funds.

However, before evaluating individual funds, your first step is to define your personal financial goals. Knowing your goals and determining your investment time horizon in advance can help you make a more appropriate fund selection. It is also important to select a fund in the context of your entire investment program. Diversification or spreading your money among different types of investments is usually a sound investment strategy. A professional financial adviser can help you build an investment portfolio that fits your financial situation, your investment objectives and your risk tolerance. A financial adviser can also explain the role that REIT Fund might play in your investment plan.

Investing for total return with REIT Fund...
Investors with long-term goals often choose mutual funds designed to provide total return. REIT Fund is a total return fund. Total return funds typically provide moderate growth potential as well as some current income. They generally involve less risk than aggressive stock funds but more risk than bond funds. Like all mutual funds, total return funds allow you to invest conveniently in a diversified portfolio without having to select and monitor individual securities on your own.

["House" graphic, with total return "room" highlighted]

Building Blocks of Asset Allocation

Aggressive Growth Equity Funds

Growth Equity Funds

International and Global Funds

Asset Allocation Funds

[Table Highlighted] Moderate Growth Equity Funds for...

Total Return
These stock-oriented funds provide moderate growth potential as well as some current income, with less risk than aggressive stock funds but more risk than bond funds.

Taxable Bond Funds

Tax-Exempt Bond Funds

Money Market Funds (Taxable and Tax-Exempt)

--------------------------------------------------------------------------------
Profile: The REIT Fund
--------------------------------------------------------------------------------

What are the Portfolio's Goals?
         The REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies?

         The REIT Fund invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, we will invest at least 65% of each Portfolio's total assets in equity securities of real estate investment trusts ("REITs"). The REIT Fund is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. That means the Fund may invest more than 5% of net assets in a single security. Thus, adverse effects on the an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks.


What are the main risks of investing in the Portfolio?

         Investing in any mutual funds involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund's share prices and yields will fluctuate in response to movements in stock prices. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         Because we concentrate our investments in the real estate industry, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general.

         See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

   Who Should invest in the Fund?
         |_| Investors seeking a high level of total return.
         |_| Investors willing to invest in equity securities of companies principally engaged in the real estate industry.
         |_| Investors looking to diversify there equity holdings by adding exposure to the real estate markets.


    Who Should not invest in the Fund?
         |_|  Investors seeking current income.
         |_|  Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.
         |_|  Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

         You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate investment for you.

How has the Fund performed?

This bar chart and table can help you evaluate the potential risks of investing in REIT Fund. We show how returns for the Institutional Class shares have varied over the past calendar year and since inception, as well as average annual returns for the past year and since inception -- all compared to the performance of the NAREIT Equity REIT Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Fund's past performance does not necessarily indicate how it will perform in the future. The Class' returns reflect voluntary expense caps in place during the periods. The returns would be lower without these voluntary caps.


* REIT Fund
* NAREIT Equity REIT Index

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (INSTITUTIONAL CLASS) FPO]

         REIT                       NAREIT Equity REIT Index

[bar chart]
Year-by-year total return (Institutional Class)

As of December 31, 1998, the Institutional Class had a year-to-date return of XX%. During the periods illustrated in this bar chart, the Institutional Class' highest return was XX% [date] and its lowest return was XX% [date].

[table]

Average annual return for periods ending 12/31/98

                   Institutional       NAREIT Equity
                   Class               REIT Index

1 year             00.0%               00.0%
Since inception
(11/11/97)
                   00.0%               00.0%

What are REIT Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

--------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases as         None
 a percentage of offering price
--------------------------------------------------------------------------------
 Maximum contingent deferred sales charge (load) as a None percentage of original purchase price or redemption price, whichever is lower
                                                             None
--------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on reinvested           None
 dividends
--------------------------------------------------------------------------------
 Redemption fees                                             None
--------------------------------------------------------------------------------
 Exchange Fees(1)                                            None
--------------------------------------------------------------------------------


Annual fund operating expenses are deducted from the Fund's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

--------------------------------------------------------------------------------
 Management fees                                             00.0%
--------------------------------------------------------------------------------
 Distribution and service (12-1) fees                         None
--------------------------------------------------------------------------------
 Other expenses                                              00.0%
--------------------------------------------------------------------------------
 Total operating expenses(2)                                 00.0%
--------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 -------------------------
 1 year             00.0%
 -------------------------
 3 years            00.0%
 -------------------------
 5 years            00.0%
 -------------------------
 10 years           00.0%
 -------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange you shares for another fund.
(2) Beginning November 11, 1998, the investment manager has agreed to waive fees and pay expenses through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.95% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Fund

Our investment strategies

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The investment objective of the Fund is to achieve maximum long-term total return. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts (REITs). The Fund will operate as a nondiversified fund as defined by the 1940 Act.

The Fund invests in equity securities of REITs and other real estate industry operating companies (REOCs). For purposes of the Fund's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. The Fund's investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored American Depositary Receipts actively traded in the United States. Equity securities for this purpose include common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. The Fund may also purchase preferred stock. The Fund may invest up to 10% of its assets in foreign securities, and in convertible securities. See Foreign Investment Information, Depositary Receipts and Convertible, Debt and Non-Traditional Equity Securities under Additional Investment Information on Policies and Risk Considerations for further discussion of these investment policies. The Fund may also invest in mortgage-backed securities. See Mortgage-backed securities under Additional investment information on policies and risk considerations for more detailed information about this investment policy.

The Fund may hold cash or invest in short-term debt securities and other money market instruments when, in The manager's opinion, such holdings are prudent given then prevailing market conditions. Except when The manager believes a temporary defensive approach is appropriate, the Fund will not hold more than 5% of its total assets in cash or such short-term investments. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g. AAA by Standard & Poor's Ratings Group or Aaa by Moody's Investors Service) or be of comparable quality as determined by the manager. See Additional investment information on policies and risk considerations for further details concerning these and other investment policies.

Although the Fund does not invest directly in real estate, the Fund does invest primarily in REITs, and may purchase equity securities of REOCs. Thus, because the Fund concentrates its investments in the real estate industry, an investment in the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition; property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses, uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act of 1940. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the

Fund, but also, indirectly, similar expenses of the REITs. For a further discussion of the risks presented by investing in REITs, see Additional Investment Information on policies and risk considerations--REITs.

While the Fund does not intend to invest directly in real estate, the Fund could, under certain circumstances, own real estate directly as a result of a default on securities that it owns. In addition, if the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company.

The Fund may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, these activities will not be entered into for speculative purposes, but rather to facilitate the ability quickly to deploy into the stock market the Fund's positions in cash, short-term debt securities and other money market instruments, at times when the Fund's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Fund. See Additional investment information on policies and risk considerations--Futures contracts and options on futures contracts and options for a further discussion of these investment policies.

In connection with the Fund's ability to invest up to 10% of its total assets in the securities of foreign issuers, currency considerations may present risks if the Fund holds international securities. Currency considerations carry a special risk for a portfolio of international securities. In this regard, the Fund may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency. See Additional investment information on policies and risk considerations--Forward foreign currency exchange contracts.

The manager does not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, The manager may take advantage of short-term opportunities that are consistent with the Fund's investment objectives. It is anticipated that the annual turnover rate of the Fund, under normal circumstances, will generally not exceed 100%.

The risks of investing in the Fund


Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider an investment in either one to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing REIT Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


--------------------------------------------------------------------------------
                   Risks                        How we strive to manage them
--------------------------------------------------------------------------------
                                                       REIT Fund
--------------------------------------------------------------------------------
Market risk is the risk that all or a        We maintain a long-term investment
majority of the securities in a certain      approach and focus on stocks we
market -- like the stock or bond market      believe can appreciate over an
-- will decline in value because             extended time frame regardless of
of factors such as economic conditions,      interim market fluctuations. We do
future expectations or investor              not try to predict overall stock
confidence.                                  market movements and do not trade
                                             for short-term purposes.

                                             We may hold a substantial part of
                                             the Fund's assets in cash or cash
                                             equivalents as a temporary,
                                             defensive strategy.

--------------------------------------------------------------------------------
Industry and security risk is the risk that  In the REIT Fund we concentrate on
the value of securities in a particular      the real estate industry. As a
industry or the value of an individual       consequence, the share price of the
stock or bond will decline because of        Fund may fluctuate in response to
changing expectations for the performance    factors affecting that industry,
of that industry or for the individual       and may fluctuate more widely than
company issuing the stock or bond.           a portfolio that of invests in a
                                             broader range of industries. The
                                             Fund may be more susceptible to any
                                             single economic, political or
                                             regulatory occurrence affecting the
                                             real estate industry.

--------------------------------------------------------------------------------
Interest rate risk is the risk that          The REIT Fund is subject to
securities will decrease in value if         interest rate risk. As interest
interest rates rise. The risk is greater     rates decline, the value of the
for bonds with longer maturities than        Fund's investments in real estate
for those with shorter maturities.           investment trusts that hold fixed
                                             rate obligations can be expected to
                                             rise. Conversely, when interest
                                             rates rise, the value of the Fund's
                                             investments in real estate
                                             investment trusts holding fixed
                                             rate obligations can be expected to
                                             decline.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Risks                        How we strive to manage them
--------------------------------------------------------------------------------
Real Estate Industry Risk includes           Since the Fund invests principally
among others: possible declines in           in REITS it is more subject to the
the value of real estate; risks              risks associated with the real
related to general and local                 estate industry. Investors should
economic conditions; possible lack           carefully consider these risks
of availability of mortgage funds;           before investing in the Fund.
overbuilding; extended, vacancies
of properties; increases in
competition; property taxes and
operating expenses; changes in
zoning laws; costs resulting from
the clean-up of environmental
problems; casualty for condemnation
losses; uninsured damages from
floods, earthquakes or other
natural disasters; limitations on
and variations in rents; and
changes in interest rates. REITS
are subject to substantial cash
flow dependency, defaults by
borrowers, self-liquidation, and
the risk of failing to qualify for
tax-free pass-through of income
under the Internal Revenue Code of
1986, as amended and/or to maintain
exemptions from the 1940 Act.
--------------------------------------------------------------------------------
Non-Diversified risk is the risk             Though the REIT Fund will hold a
because a portfolio may have a               number of different securities,
greater percentage of assets                 technically it is considered a
invested in fewer securities,                non-diversified fund according to
adverse effects on individual                the definition in the 1940 Act. In
holdings may have a greater impact           a diversified fund, 75% of the
on the Fund's performance.                   portfolio must be diversified,
                                             meaning the Fund cannot invest more
                                             than 5% of net assets in an
                                             individual security. When a fund is
                                             non-diversified, it does not have
                                             to limit the percentage of assets
                                             invested in individual securities.
                                             However, the Fund will satisfy the
                                             Internal Revenue Code's
                                             diversification requirement, which
                                             says that for 50% of the Fund's
                                             assets, no more than 5% of net
                                             assets can be invested in any one
                                             individual security. The bottom
                                             line for shareholders is that 50%
                                             of the REIT Fund must be invested
                                             so that no more than 5% of net
                                             assets are invested in any single
                                             security. The other 50% can be more
                                             concentrated with greater than 5%
                                             invested in individual securities.
--------------------------------------------------------------------------------
Foreign risk is the risk that                We may invest up to 10% of the REIT
foreign securities may be adversely          Fund's total assets in foreign
affected by political instability,           securities; however we typically
changes in currency exchange rates,          invest only a small portion of
foreign economic conditions or               assets in foreign securities, so
inadequate regulatory and                    this is not a major risk to the
accounting standards.                        Fund.
--------------------------------------------------------------------------------
Liquidity risk is the possibility            We limit exposure to illiquid
that securities cannot be readily            securities.
sold, or can only be sold at a
price lower than the price that the
Fund has valued them.
--------------------------------------------------------------------------------
Futures Contracts, Options on                The REIT Fund may use futures
Futures Contracts, Forward                   contracts and options on futures
Contracts, and Certain Options used          contracts, as well as options on
as investments for hedging and               securities for hedging purposes.
other non-speculative purposes               The Fund will not enter into
involves certain risks. For                  futures contracts and options
example, a lack of correlation               thereon to the extent that more
between price changes of an option           than 5% of the Fund's assets are
or futures contract and the assets           required as futures contract margin
being hedged could render the Fund's         deposits and premiums on options
hedging strategy unsuccessful and could      and only to the extent that
result in losses.  The same results could    obligations under such futures
occur if movements of foreign currencies do contracts and options thereon would not correlate as expected by the investment not exceed 20% of the Fund's total
adviser at a time when the Fund is using a   assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Risks                        How we strive to manage them
--------------------------------------------------------------------------------
hedging instrument denominated in one        See also Foreign Risk above.
foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate for the dollar and the second currency. If the direction of securities prices, interest rates or foreign currency prices is incorrectly predicted, the Fund will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, the Fund may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until exercise or expiration, which could result in losses. Further, options and futures contracts on foreign currencies, and forward contracts, entail particular risks related to conditions affecting the underlying currency.
Over-the-counter transactions in options and forward contracts also involve risks arising from the lack of an organized exchange trading environment.

--------------------------------------------------------------------------------

Portfolio Turnover rates reflect the amount of securities that are replaced from the beginning of the year to the end of the year by the Fund. The degree of portfolio activity may affect brokerage costs and other transaction costs of the Fund, as well as taxes payable by Funds' shareholders that are subject to federal income tax.

[begin glossary]
How to use this glossary

Words found in the glossary are printed in boldface the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.

Glossary A-B

Amortized cost
Similar to depreciated value, amortized cost reflects the value of a fixed-income security adjusted to account for any premium that was paid above the par value when the security was purchased. The purpose of amortization is to reflect resale or redemption value.

Appreciation
An increase in the value of an investment.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price prior to maturity changes and is inversely related to current interest rates. When interest rates rise, prices fall, and when interest rates fall, prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds.

C-C

Capital
The amount of money you invest.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

 [glossary to be continued]

[glossary continued]

C-E

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Currency exchange rates
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing. [glossary to be continued]

Who manages the Fund

Investment Manager and Sub-Adviser
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. Lincoln Investment Management, Inc. is the Fund's sub-adviser. As sub-adviser, Lincoln provides Delaware with investment recommendations, asset allocation advice, research, economic analysis and other investment services regarding the types of securities in which we invest. For their services to the Fund, the manager and sub-adviser were paid an aggregate fee for the last fiscal year as follows:

                           Investment Management Fees

                                                                  REIT Fund
     --------------------------------------------------------------------------
     As a percentage of average daily net assets                    0.00%
     --------------------------------------------------------------------------


Portfolio Manager

Baback Zenouzi has primary responsibility for making day-to-day investment decisions for the Fund. He has been Senior Portfolio Manager for the Fund since its inception. Mr. Zenouzi holds a BS in Finance and Economics from Babson College in Wellesley, Massachussetts, and an MS in Finance from Boston College. Before joining Delaware Investments in 1992, he was with the Boston Company where he was an assistant vice president, senior financial analyst, financial analyst and portfolio accountant.

Year 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." It is anticipated that each such participating country will replace its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. If the Fund is invested in securities of participating countries, it could be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation of this single currency or the adoption of the Euro by additional countries in the future. The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address these matters with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

[glossary continued]

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities. They are paid from the fund's assets before any earnings are distributed to shareholders.

[glossary to be continued]

[sidebar]
Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.


[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                               Board of Directors

Investment Manager                          The Fund                            Custodian
Delaware Management Company                                            The Chase Manhattan Bank
One Commerce Square                                                    4 Chase Metrotech Center
Philadelphia, PA 19103                                                 Brooklyn, NY 11245

Sub-Adviser
Lincoln Investment Management
200 E. Berry Street
Fort Wayne, IN 46802

Portfolio manager                   Service agent                             Distributor
(see page x for details)            Delaware Service Company, Inc.     Delaware Distributors, L.P.
                                    1818 Market Street                 1818 Market Street
                                    Philadelphia, PA 19103             Philadelphia, PA 19103

                               Financial advisers

                                  Shareholders

Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Custodian Mutual funds are legally required to protect their portfolio securities by placing them with a custodian, typically a qualified bank custodian who segregates fund securities from other bank assets.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services The manager performs. Most management contracts provide for The manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents provide customer service to shareholders, as well.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Financial advisers Financial advisers provide investment advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

[glossary continued]

F-M

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invested is returned to you at a prespecified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return.

 [glossary to be continued]

About your account

Investing in the Fund
         Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor

o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services

[glossary continued]

Inflation
The increase in the cost of goods and services over time. U.S. inflation is measured by the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as a percentage of the fund's net assets.

[glossary to be continued]

[glossary continued]

M-P

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD (National Association of Securities Dealers)
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

[glossary to be continued]

How to buy shares


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103. If you are making an initial purchase by mail, you must include a completed investment application, or an appropriate retirement plan application if you are opening a retirement account, with your check.



[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800-510-4015 so we can assign an account number.



[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call the Shareholder Service Center at 800-510-4015.



[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a fee for this service.

[glossary continued]

NAV (Net asset value)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NRSRO (Nationally recognized statistical rating organization)
A company that assesses the quality and potential performance of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and Fitch Investor Services, Inc. (Fitch).

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also pay dividends at a fixed rate.

[glossary to be continued]

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

[glossary continued]

P-S

Price/earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings of $5 has a P/E of 20.

Principal
Amount of money you invest. Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

[glossary to be continued]

How to redeem shares


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By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. You can also fax your written request to 215-255-8864. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record.



[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.



[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.



[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a fee for this service.

[glossary continued]

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Index
The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
Charge on the purchase of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

[glossary to be continued]

About your account continued

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account Minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

[glossary continued]

S-S

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid.

[glossary to be continued]

[glossary continued]

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return varies from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

[glossary to be continued]

[glossary continued]

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.


[glossary to be continued]

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

[glossary continued]

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. There are "low volatility" and "high volatility" investments.

[end glossary]

Additional investment information on policies and risk considerations

U.S. government securities
The U.S. government securities in which the Fund may invest for temporary purposes and otherwise (see How we manage the Fund), include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association (GNMA), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the Federal National Mortgage Association.

Mortgage-backed securities
The Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. Those securities include, but are not limited to, GNMA certificates. Such securities differ from other fixed-income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

The Fund also may invest in collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. To the extent any privately-issued CMOs or REMICs in which the Fund may invest are considered by the U.S. Securities and Exchange Commission to be investment companies, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Fund may invest.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% of the Fund's net assets.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Fund may invest in such private-backed securities but, the Fund will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.

Short-term investments
The short-term investments in which the Fund may invest consistent with the stated in How we manage the Fund are:

     o Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Fund, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of the Fund. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Fund will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

     o Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by the manager;

     o Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by the manager;

     o    U.S. government securities (see U.S. Government Securities); and

     o    Repurchase agreements collateralized by securities listed above.

When-issued and delayed delivery securities
The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will maintain with its Custodian Bank a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets less liabilities other than the obligations created by these commitments.

Repurchase agreements
The Fund may enter into repurchase agreements with brokers, dealers or banks deemed to be creditworthy by the manager under guidelines of board of directors. In a repurchase agreement, the Fund buys securities from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. Not more than 15% of the Fund's assets may be invested in repurchase agreements having a maturity in excess of seven days. Repurchase agreements may be viewed as a fully collateralized loan of money by the Fund to the seller. The Fund always receives securities as collateral with a market value at least equal to the purchase price and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. The Fund may invest cash balances in a joint repurchase agreement in accordance with an Order Delaware Investments has obtained from the Commission under
Section 17(d) of the 1940 Act.

Securities lending activities
The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the manager, subject to overall supervision by the board of directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the manager.

Borrowing from banks
The Fund may borrow money as a temporary measure or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, consistent with SEC rules, immediately after any borrowing is in an amount which exceeds 5% of its net assets, there must be asset coverage of at least 300%. In the event the asset coverage declines below 300%, the Fund would take steps to reduce the amount of its borrowings so that asset coverage would equal at least 300%. Securities will not be purchased while the Fund has an outstanding borrowing.

Foreign investment information
Up to 10% of the total assets of the Fund may be invested in securities of foreign issuers and foreign currency. The Fund has the right to purchase securities in any developed, underdeveloped or emerging country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States and this information tends to be of a lesser quality. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

It is also expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodial arrangements for U.S. securities of equal value. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from the companies comprising the Fund's investments.

Further, the Fund may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Fund invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the manager does not believe that any current repatriation restrictions would affect their decision to invest in such countries. Countries such as those in which the Fund may invest have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, the Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

With respect to forward foreign currency exchange, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain. See Forward foreign currency exchange contracts, below.

Forward foreign currency exchange contracts
As noted above, the foreign investments made by the Fund present currency considerations which pose special risks. The manager uses a purchasing power parity approach to evaluate currency risk. A purchasing power parity approach attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less abroad, the foreign currency may be considered to be overvalued. When the dollar buys more abroad, the foreign currency may be considered to be undervalued. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of transactions and to minimize currency value fluctuations. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

The Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

For example, when the manager believes that the currency of a particular foreign country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund may enter into forward contracts to hedge the currency risk associated with the purchase of individual securities denominated in particular currencies. In the alternative, the Fund may also engage in currency "cross hedging" when, in the opinion of the manager, as appropriate, the historical relationship among foreign currencies suggests that the Fund may achieve the same protection for a foreign security at reduced cost and/or administrative burden through the use of a forward contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize gain or loss from currency transactions.

With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

It is impossible to forecast the market value of the Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

Futures contracts and options on futures contracts
In order to remain fully invested, to facilitate investments in equity securities and to reduce transaction costs, the Fund may, to a limited extent, enter into futures contracts, purchase or sell options on futures contracts and engage in certain transactions in options on securities, and may enter into closing transactions with respect to such activities. The Fund will only enter into these transactions for hedging purposes if it is consistent with the Fund's investment objectives and policies and the Fund will not engage in such transactions to the extent that obligations relating to futures contracts, options on futures contracts and options on securities (see Futures contracts and options on futures contracts--Options on securities), in the aggregate, exceed 25% of the Fund's assets.

The Fund may enter into contracts for the purchase or sale for future delivery of securities. When a futures contract is sold, the Fund incur a contractual obligation to deliver the securities underlying the contract at a specified price on a specified date during a specified future month. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities called for by the contract at a specified price during a specified future month. Because futures contracts require only a small initial margin deposit, the Fund would then be able to keep a cash reserve applicable to meet potential redemptions while at the same time being effectively fully invested.

The Fund may also purchase and write options to buy or sell futures contracts. Options on futures are similar to options except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. The Fund will not enter into futures contracts and options thereon to the extent that more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Fund's total assets. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

To the extent that interest or exchange rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market would prevent the Fund from closing out its positions relating to futures.

Options

Options on securities
The Fund may write covered call options on U.S. securities, purchase call options on such securities and enter into closing transactions related thereto. The Fund may also purchase put options on U.S. securities, may write secured put options on such securities and enter into closing transactions related thereto.

A covered call option obligates the writer, in return for the premium received, to sell one of its securities to the purchaser of the option for an agreed price up to an agreed date. The advantage is that the writer receives premium income and the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy. The Fund will only purchase call options to the extent that premiums paid on all outstanding call options do not exceed 2% of the Fund's total assets.

A put option obligates the writer, in return for the premium received, to buy the security underlying the option at the exercise price during the option period, and the purchaser of the option has the right to sell the security to the writer. The Fund will only write put options on a secured basis which means that the Fund will maintain, in a segregated account with its Custodian Bank, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The Fund will only purchase put options if the Fund owns the security covered by the put option at the time of purchase and to the extent that the premiums on all outstanding put options do not exceed 2% of the Fund's total assets. The advantage is that the writer receives premium income while the purchaser can be protected should the market value of the security decline.

Closing transactions essentially let the Fund offset put options or call options prior to exercise or expiration. If the Fund cannot effect closing transactions, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

The Fund may use both exchange-traded and over-the-counter options. Certain over-the-counter options may be illiquid. The Fund will only invest in such options to the extent consistent with their 15% limit on investments in illiquid securities.

With respect to writing covered call options, the Fund may lose the potential market appreciation of the securities subject to the option, if the manager's judgment is wrong and the price of the security moves in the opposite direction from what was anticipated. In purchasing put and call options, the premium paid by the Fund plus any transaction costs will reduce any benefit realized by the Fund upon exercise of the option. When writing put options, the Fund may be required, when the put is exercised, to purchase securities at higher prices than current market prices.

Risks of transactions in options, futures and forward contracts
The use of futures contracts, options on futures contracts, forward contracts and certain options for hedging and other non-speculative purposes as described above involves certain risks. For example, a lack of correlation between price changes of an option or futures contract and the assets being hedged could render the Fund's hedging strategy unsuccessful and could result in losses. The same results could occur if movements of foreign currencies do not correlate as expected by the investment adviser at a time when the Fund is using a hedging instrument denominated in one foreign currency to protect the value of a security denominated in a second foreign currency against changes caused by fluctuations in the exchange rate for the dollar and the second currency. If the direction of securities prices, interest rates or foreign currency prices is incorrectly predicted, the Fund will be in a worse position than if such transactions had not been entered into. In addition, since there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, the Fund may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until exercise or expiration, which could result in losses. Further, options and futures contracts on foreign currencies, and forward contracts, entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in options and forward contracts also involve risks arising from the lack of an organized exchange trading environment.

Restricted/Illiquid Securities
The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A (Rule 144A Securities) under the Securities Act of 1933. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Fund.

The Fund may invest no more than 15% of the value of its net assets in illiquid securities. Illiquid securities, for purposes of this policy, include repurchase agreements maturing in more than seven days.

While maintaining oversight, the board of directors has delegated to the manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. The board has instructed the manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

If the manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Convertible, debt and non-traditional equity securities
A portion of the Fund's assets may be invested in convertible securities of issuers in the real estate industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. Convertible and debt securities acquired by the Fund may be rated below investment grade, or unrated. These lower rated convertible and debt securities are subject to credit risk considerations substantially similar to such considerations affecting high risk, high-yield bonds, commonly referred to as "junk bonds."

The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock (PERCS), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

REITS
The Fund's investment in REITs presents certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Depositary Receipts
The Fund may invest in sponsored and unsponsored American Depositary Receipts
(ADRs) that are actively traded in the United States. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a Depositary, and "unsponsored" ADRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the Depositary of an unsponsored ADR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities.

Zero Coupon Securities
The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Fund intends to qualify as a regulated investment company under the Internal Revenue Code. Accordingly, during periods when the Fund receives no interest payments on its zero coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

Financial highlights

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-523-1918.

------------------------------------------------------------------------------------------------
                                                                            Institutional Class
                                                                            --------------------
                                                                                         Period
                                                                                    11/11/97(1)
                                                                                        Through
 REIT Fund                                                                             10/31/98
------------------------------------------------------------------------------------------------

 Net Asset Value, Beginning of Period ($)
 Income From Investment Operations
 Net investment income ($)(2)
 Net realized & unrealized gains (losses) on investments ($) Total from investment operations ($) Less Distributions
 Dividends from net investment income ($)
 Distributions from realized gains ($)
 Total distributions ($)
 Net asset value, end of period ($) Total Return (%)(3) Ratios and Supplemental
 Data:
 Net asset value, end of period (000's omitted) ($)
 Ratio of expenses to average daily net assets (%)
 Ratio of net investment income to average daily net assets (%)
 Portfolio turnover rate (%)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 Volatility, as indicated by year-by-year return(%)
------------------------------------------------------------------------------------------------


(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.

(2) The average shares outstanding method has been applied for net investment income per share information.

(3)  Total return reflects the expense limitations referenced on page x.

How to read the financial highlights

Net investment income
Net investment income includes dividend and interest income earned from the Fund's securities after expenses have been deducted.

Net gains (losses) on investments (both realized and unrealized)
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less Distributions-Distributions from realized gains."

Realized gains
Profits realized from the sale of securities.

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the percentage increase or decrease in the value of a share of a fund during specific periods, in this case, annual periods. In calculating this figure for the financial highlights table, we include fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities that are attributable to that class of the Fund.

How to read the financial highlights
(continued)

Ratio of expenses to average daily net assets
The expense ratio is the percentage of total investment that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average daily net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

[back cover]

REIT Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800-523-1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.


Web site
www.delawarefunds.com
---------------------


E-mail
service@delinvest.com


Client Services Representative

800-510-4015

[Delaphone Service

800-362-FUND (800-362-3863)

For convenient access to account information or current performance information on all Delaware Investment Funds seven days a week, 24 hours a day, use this Touch-ToneR service.]

Registrant's Investment Company Act file number: 811-6322




                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London

P-___ [--] PP 2/99

                           DELAWARE POOLED TRUST, INC.
                               One Commerce Square
                               2005 Market Street
                             Philadelphia, PA 19103



                              DELAWARE POOLED TRUST
                              ---------------------

                                   Prospectus

                                  March 1, 1999


This Prospectus describes The International Mid-Cap Sub-Portfolio ("The Portfolio") of Delaware Pooled Trust (the "Fund"), a no-load mutual fund. The objective of The Portfolio is to achieve long-term total return. The Portfolio will invest primarily in equity securities of mid-sized non-U.S. companies, which may include companies located or operating in established or emerging countries. The Fund offers 18 other portfolios offering investment alternatives for institutional clients and high net worth individuals.








--------------------------------------------------------------------------------

     As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            Page
                                                                            ----


Risk/Return Summary: Investments, Risks, and Performance
Risk/Return Summary: Fee Table
Investment Objectives, Policies and Risk Considerations
How to Purchase Shares
Redemption of Shares
Shareholder Services
Valuation of Shares
Management of the Fund
Dividends and Capital Gains Distributions
Taxes
General Information
Financial Highlights

Profile: The International Mid-Cap Sub Portfolio

What are The Portfolio's Goals?
         The International Mid-Cap Sub Portfolio seeks long-term total return. Although The Portfolio will strive to achieve its goal, there is no assurance that it will.

What are The Portfolio's main investment strategies?

         The Portfolio seeks to attain its goal by investing primarily in equity securities of mid-sized non-U.S. companies. These may include companies located or operating in established or emerging countries. The Portfolio is non-diversified as defined by the federal laws and regulations that regulate mutual funds. Thus, adverse effects on The Portfolio's investments may affect a larger portion if its overall assets and subject The Portfolio to greater risk.

         Under normal market conditions, at least 65% of The Portfolio's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. The current market capitalization of companies in which The Portfolio primarily intends to invest can generally be expected to range from approximately $500 million to $6 billion. The range of market capitalization which The Portfolio considers to be mid-capitalization companies may be adjusted from time to time in accordance with material changes in the value of markets generally.

         The equity securities in which The Portfolio may invest include common stocks, preferred stocks, rights or warrants to purchase common stocks and securities convertible into common stock. The Portfolio may also invest in foreign companies through sponsored or unsponsored American Depositary Receipts, European Depositary Receipts or Global Depositary Receipts ("Depositary Receipts"), which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. In making investment decisions, DIA Ltd. will consider the financial strength of the company, the nature of its management, and any developments affecting the company or its industry. DIA Ltd. may invest in mid- and small-capitalization companies that may be temporarily out of favor or overlooked by securities analysts and whose value, therefore, may not yet be fully recognized by the market. Up to 20% of The Portfolio's assets may be invested in small-capitalization companies, which may be more speculative than mid-capitalization companies.

         Delaware International Advisers Limited ("DIA Ltd.") serves as investment adviser to The Portfolio. In selecting investments for The Portfolio, DIA Ltd. will employ a dividend discount analysis across country boundaries and will also use a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. DIA Ltd. uses the dividend discount analysis to compare the value of different investments. Using this technique, DIA Ltd. looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. With a purchasing parity approach, DIA Ltd. attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued.

         The Portfolio may invest in both open-end and listed or unlisted closed-end investment companies as well as unregistered investment companies. The Portfolio may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock, and certain other non-traditional equity securities.

         The Portfolio may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the European Currency Unit ("ECU") or, after December 31, 1998, the Euro.

         The Portfolio may invest in restricted securities, including securities eligible for resale without registration. The Portfolio may invest up to 15% of the value of its net assets in illiquid securities, meaning securities which may not be disposed of within seven days at the price at which they are carried on The Portfolio's books.

         The Portfolio may invest all or a substantial portion in high quality fixed-income securities issued by U.S. or foreign corporations or governmental entities for temporary defensive positions.

What are the main risks of investing in The Portfolio?

         Investing in any mutual funds involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of The Portfolio's investments. The Portfolio primarily will be affected by changes in stock prices, which tend to fluctuate more than bond prices and by changes in currency exchange rates. An investment in The Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         The Portfolio's investments will be structured to serve as a complement to an international large-cap value equity portfolio managed in a style similar to that used by DIA Ltd. It is anticipated that many of the shareholders in The Portfolio will have a separate investment counseling relationship with DIA Ltd. with respect to international large-cap value equity securities and, as a result, many of the investments made by The Portfolio will be selected as a specific complement for such other relationships. In addition, the number of securities expected to be held by The Portfolio, at least initially, may be fairly low and, as a result, somewhat concentrated geographically. Therefore, investors who do not have an international large-cap value equity account managed by DIA Ltd., or who do not have international large-cap equity exposure at all, should consider whether an investment in The Portfolio is an appropriate investment for them.

         You should keep in mind that an investment in The Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss The Portfolio with your financial adviser to determine whether it is an appropriate investment for you.

What are The International Mid-Cap Sub Portfolio's fees and expenses?

 --------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases as     None
  a percentage of offering price
 --------------------------------------------------------------
 Maximum sales charge (load) imposed on reinvested        None
 dividends
 --------------------------------------------------------------
  Purchase reimbursement fees(1)                         0.60%
 --------------------------------------------------------------
 Redemption reimbursement fees(1)                        0.50%
 --------------------------------------------------------------
  Exchange Fees                                           None
 --------------------------------------------------------------


Annual Portfolio operating expenses are deducted from The Global Equity Portfolio's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.

 ----------------------------------------------------------------
 Investment advisory fees(2)                              00.00%
 ----------------------------------------------------------------
 Distribution and service (12-1) fees                       None
 ----------------------------------------------------------------
 Other expenses(2/3)                                      00.00%
 ----------------------------------------------------------------
 Total operating expenses(2)                              00.00%
 ----------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 -------------------------------------------------------
                            Assumes           Assumes no
                          redemption          redemption
 -------------------------------------------------------
 1 year                        $00                  $00
 -------------------------------------------------------
 3 years                       $00                  $00

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchase reimbursement fee, investors in The International Mid-Cap Sub Portfolio, with the concurrence of the adviser, may elect to invest by a contribution of securities or follow procedures that have the same economic effect as such a contribution.

(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.85% of average daily net assets.

(3) Other expenses are based on estimated amounts for the Portfolio's first full fiscal year, assuming that the Portfolio has average net assets of $300 million.

(4) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

                        ADDITIONAL INVESTMENT INFORMATION

           The Portfolio may invest in a broad selection of securities consistent with its investment objective and policies. The following chart gives a brief description of the securities that The Portfolio may invest in. Please see the Statement of Additional Information for additional descriptions and risk information on these investments as well as other investments for The Portfolio.

--------------------------------------------------------------------------------
                Securities                          How we use them
--------------------------------------------------------------------------------

Common Stocks: Securities that               Consistent with its investment
represent shares of ownership in a           objective, The Portfolio will
corporation. Stockholders                    invest assets primarily in common
participate in the corporation's             stocks, preferred stocks, rights or
profits and losses, proportionate            warrants to purchase common stocks
to the number of shares they own.            and securities convertible into
                                             common stocks.

--------------------------------------------------------------------------------
Convertible Securities and Enhanced          The Portfolio may invest in
Convertible Securities: Usually              convertible securities, including
preferred stocks or corporate bonds          convertible securities issued by
that can be exchanged for a set              non-U.S. companies. The Portfolio
number of shares of common stock at          may invest in convertible preferred
a predetermined price. These                 stocks that offer enhanced yield
securities offer higher                      features, such potential as
appreciation than nonconvertible             Preferred Equity Redemption
bonds and greater income potential           Cumulative Stock ("PERCS"), which
than nonconvertible preferred                provide an investor, such as The
stocks.                                      Portfolio, with the opportunity to
                                             earn higher dividend income than is
                                             available on a company's common
                                             stock. The Portfolio may also
                                             invest in other enhanced
                                             convertible securities.
--------------------------------------------------------------------------------
American Depositary Receipts                 The Portfolio may invest in
(ADRs): Certificates issued by a             sponsored and unsponsored ADRs that
U.S. bank that represent a stated            are actively traded in the United
number of shares of a foreign                States.
corporation that the bank holds in
its vault. An ADR entitles the
holder to all dividends and capital
gains earned by the underlying
foreign shares. An ADR is bought
and sold the same as U.S.
securities. Sponsored ADRs are
issued jointly by the issuer of the
underlying security and a
Depositary, and unsponsored ADRs
are issued without the
participation of the issuer of the
deposited security.
--------------------------------------------------------------------------------

Eurpean Depositary Receipts (EDRs)           The Portfolio may invest in
and Global Depositary Receipts (GDRs):       sponsored and unsponsored EDRs and
EDRs and GDRs are receipts issued            GDRs.
by non-U.S. banks or
trust companies and foreign
branches of U.S. banks that
evidence ownership of the
underlying foreign or U.S.
securities. Sponsored EDRs or GDRs
are issued jointly by the issuer of
the underlying security and a
Depositary, and unsponsored EDRs or
GDRs are issued without the
participation of the issuer of the
deposited security.
--------------------------------------------------------------------------------
Corporate Bonds: Debt obligations            The Portfolio may invest in debt
issued by a corporation.                     obligations of foreign and U.S.
                                             companies which are generally rated
                                             AA or better by S&P or Moody's or,
                                             if unrated, are deemed to be of
                                             comparable quality.
--------------------------------------------------------------------------------
U.S. Government Securities: U.S.             The Portfolio may invest for
Treasury securities are backed by            temporary purposes and cash
the "full faith and credit" of the           management purposes, in a variety
United States. Securities issued or          of securities which are issued or
guaranteed by federal agencies and           guaranteed as to the payment of
U.S. government sponsored                    principal and interest by the U.S.
instrumentalities may or may not be          government, and by various agencies
backed by the "full faith and                or instrumentalities which have
credit" of the United States. In             been established or sponsored by
the case of securities not backed            the U.S. government.
by the "full faith and credit" of
the United States, investors in
such securities look principally to
the agency or instrumentality
issuing or guaranteeing the
obligation for ultimate repayment.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements: An agreement          The Portfolio may invest in
between a buyer and seller of                repurchase agreements except not
securities in which the seller               more than 15% of its total assets
agrees to buy the securities back            may be invested in repurchase
within a specified time at the same          agreements having a maturity in
price the buyer paid for them, plus          excess of seven days.
an amount equal to an agreed upon
interest rate. Repurchase
agreements are often viewed as
equivalent to cash.
--------------------------------------------------------------------------------
Restricted Securities: Privately             The Portfolio may invest up to 15%
placed securities whose resale is            of the value of its net assets in
restricted under securities law.             illiquid securities.
--------------------------------------------------------------------------------
Illiquid Securities: Securities              See restricted securities above.
that do not have a ready market,
and cannot be sold within seven
days at approximately the price
that The Portfolio has valued them.
Illiquid securities include
repurchase agreements maturing in
more than seven days.
--------------------------------------------------------------------------------
When-Issued and Delayed-Delivery             The Portfolio may purchase
Securities: In these transactions            securities on a when-issued or
instruments are purchased with               delayed delivery basis. The
payment and delivery taking place            Portfolio may not enter into
in the future in order to secure             when-issued commitments exceeding
what is considered to be an                  in the aggregate 15% of the market
advantageous yield or price at the           value of The Portfolio's total
time of the transaction. The                 assets less liabilities other than
payment obligations and the                  the obligations created by these
interest rates that will be                  commitments. The Portfolio will
received are each fixed at the time          maintain with the Custodian Bank a
The Portfolio enters into the                separate account with a segregated
commitment and no interest accrues           portfolio of securities in an
to The Portfolio until settlement.           amount at least equal to these
Thus, it is possible that the                commitments.
market value at the time of
settlement could be higher or lower
than the purchase price if the
general level of interest rates has
changed.
--------------------------------------------------------------------------------
Borrowing From Banks                         The Portfolio may borrow money as a
                                             temporary measure or to facilitate
                                             redemptions. The Portfolio does not
                                             intend to increase its net income
                                             through borrowing.
--------------------------------------------------------------------------------
Securities Lending: These                    The Portfolio may loan up to 25% of
transactions involve the loan of             its assets to qualified
securities owned by The Portfolio            broker/dealers or institutional
to qualified dealers and investors           investors. These transactions will
for their use relating to                    generate additional income for The
short-sales or other securities              Portfolio.
transactions.
--------------------------------------------------------------------------------
Investment Company Securities                The Portfolio may invest in either
                                             closed-end or open-end investment
                                             companies consistent with the 1940
                                             Act requirements. These investments
                                             involve an indirect payment of a
                                             portion of the expenses, including
                                             advisory fees, of such other
                                             investment companies.
--------------------------------------------------------------------------------
Forward Foreign Currency Exchange            These are The Portfolio may enter
Contracts: obligations to purchase           into forward contracts to "lock in"
or sell a specific currency at a             the price of a security it has
future date, which may be any fixed          agreed to purchase or sell, in
number of days from the date of the          terms of U.S. dollars or other
contract, agreed upon by the                 currencies in which the transaction
parties, at a price set at the time          will be consummated. The Portfolio
of the contract.                             may also engage in currency "cross
                                             hedging" when, in the opinion of
                                             DIA Ltd. The historical
                                             relationship among foreign
                                             currencies suggests that The
                                             Portfolio may achieve the same
                                             protection for a foreign security
                                             at reduced cost and/or
                                             administrative burden through the
                                             use of a forward contract relating
                                             to a currency other than the U.S.
                                             dollar or the foreign currency in
                                             which the security is denominated.
--------------------------------------------------------------------------------

RISK FACTORS

              An investment in The Portfolio entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in The Portfolio. Please see the Statement of Additional Information for additional descriptions and risk information.


--------------------------------------------------------------------------------
             Risks                                How we strive to manage them
--------------------------------------------------------------------------------
Market risk is the risk that all or
a majority of the securities in a
certain market - like the stock or
bond market - will decline in value
because of factors such as economic
conditions, future expectations or
investor confidence.
--------------------------------------------------------------------------------
Industry and security risk is the            We limit the amount of The
risk that the value of securities            Portfolio's assets invested in any
in a particular industry or the              one industry and in any individual
value of an individual stock or              security, as is consistent with The
bond will decline because of                 Portfolio's investment objective.
changing expectations for the                We also follow a rigorous selection
performance of that industry or for          process before choosing securities
the individual company issuing the           for The Portfolio.
stock or bond.
--------------------------------------------------------------------------------
Foreign risk is the risk that                The Portfolio will invest in
foreign securities may be adversely          securities of foreign issuers which
affected by political instability,           normally are denominated in foreign
changes in currency exchange rates,          currencies and may hold foreign
foreign economic conditions or               currency directly. Investments in
inadequate regulatory and                    securities of non-United States
accounting standards.                        issuers which are generally
                                             denominated in foreign currencies
                                             involve certain risk and
                                             opportunity considerations not
                                             typically associated with investing
                                             in United States companies.
                                             Consequently, The Portfolio may be
                                             affected by changes in currency
                                             rates and exchange control
                                             regulations and may incur costs in
                                             connection with conversions between
                                             currencies. To hedge this currency
                                             risk associated with investments in
                                             non-U.S. dollar denominated
                                             securities, The Portfolio may
                                             invest in forward foreign currency
                                             contracts. Those activities pose
                                             special risks which do not
                                             typically arise in connection with
                                             investments in U.S. securities.
--------------------------------------------------------------------------------

Emerging markets risk is the risk            The Portfolio may invest a portion
that there is the possibility of             of its assets in securities of
expropriation, nationalization,              issuers located in emerging
confiscatory taxation, income                markets.
earned or other special taxes,
foreign exchange restrictions,
limitations on the repatriation of
income and capital from
investments, defaults in foreign
government debt, and economic,
political or social instability. In
addition, in many emerging markets,
there is substantially less
publicly available information
about issuers and the information
that is available tends to be of a
lesser quality. Economic markets
and structures tend to be less
mature and diverse and the
securities markets which are
subject to less government
regulation or supervision may also
be smaller, less liquid and subject
to greater price volatility.
--------------------------------------------------------------------------------
Liquidity risk is the possibility            We limit exposure to illiquid
that securities cannot be readily            securities. The Portfolio will only
sold, or can only be sold at a               invest up to 15% of the value of
price significantly lower than               its net assets in illiquid
their broadly recognized value.              securities, meaning securities
                                             which may not be disposed of within
                                             seven days at approximately the
                                             price at which The Portfolio has
                                             valued them.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio turnover rates reflect             We anticipate that The Portfolio's
the amount of securities that are            annual turnover rate, under normal
replaced from the beginning of the           circumstances, will not exceed
year to the end of the year by The           100%.
Portfolio. The degree of portfolio
activity may affect brokerage costs
and other transaction costs of The
Portfolio, as well as taxes payable
by The Portfolio's shareholders
that are subject to federal income
tax.
--------------------------------------------------------------------------------
A non-diversified portfolio is               The Portfolio intends to seek to
believed to be subject to greater            qualify as a "diversified"
risk because adverse effects on The          investment company under provisions
Portfolio's security holdings may            of Subchapter M of the Internal
affect a larger portion of its               Revenue Code. Thus, at least 50% of
overall assets.                              The Portfolio's total assets will
                                             be represented by cash, cash items,
                                             certain qualifying securities and
                                             other securities limited in respect
                                             of any one issuer to an amount not
                                             greater than 5% of The Portfolio's
                                             total assets as of the end of each
                                             calendar quarter. In contrast, The
                                             Portfolio may not satisfy the 1940
                                             Act provisions relating to
                                             diversification and will be
                                             designated as "non-diversified" as
                                             defined in the 1940 Act. A
                                             "non-diversified" investment
                                             company is not required to satisfy
                                             the 1940 Act's provisions relating
                                             to diversification, which provide
                                             that at least 75% of a diversified
                                             company's total assets must be
                                             represented by cash items, U.S.
                                             Government securities, certain
                                             qualifying securities and other
                                             securities limited in value with
                                             respect to any one issuer to not
                                             more than 5% of the value of the
                                             total assets of such investment
                                             company.
--------------------------------------------------------------------------------
Securities of medium-sized and               The Portfolio invests primarily in
small-capitalization companies are           medium-sized companies, based on
likely to involve a higher degree            market capitalization and may
of liquidity risk and price                  invest up to 20% of its assets in
volatility than larger                       small-capitalization companies.
capitalization securities.                   Investors in The Portfolio should
                                             be willing to accept the risks,
                                             associated with mid- and
                                             small-sized companies, some of the
                                             securities of which may subject The
                                             Portfolio to additional risk.
--------------------------------------------------------------------------------

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, The Portfolio could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information on and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that The Portfolio's major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of The Portfolio.

European Economic and Monetary Union

Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." It is anticipated that each such participating country will replace its existing currency on January 1, 1999. Additional European countries may elect to participate after that date. If The Portfolio is investing in securities of participating countries, it could be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation of this single currency or the adoption of the Euro by additional countries in the future. The Fund is taking steps to obtain satisfactory assurances that the major service providers of The Portfolio are taking steps reasonably designed to address these matters with respect to the computer systems that such service providers use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of The Portfolio.

                             HOW TO PURCHASE SHARES

Shares of The Portfolio are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges.

Minimum Investments. The minimum initial investment is $1,000,000. There are no minimums for subsequent investments in The Portfolio where the minimum initial investment has been satisfied. The minimum may be waived for investors who (i) have, or concurrently with their investment establish, an investment advisory relationship with DIA Ltd. with respect to equity securities, and (ii) have authorized DIA Ltd. to allocate a portion of those assets to The Portfolio.

Purchase Price. You may buy shares at The Portfolio's net asset value per shares
(NAV), plus the reimbursement fee. The NAV is calculated as of the close of the New York Stock Exchange (NYSE) (usually 4:00 P.M. eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after the Fund has been notified of your order and has received your payment in Federal Funds. If notice is given or Federal Funds are delivered after the close of the NYSE, your order will be priced on the following business day.

Purchase Reimbursement Fee. A reimbursement fee equal to 0.60% of the dollar amount invested applies to all purchases, whether pursuant to the exchange privilege or otherwise. This purchase reimbursement fee is deducted automatically from the amount invested; it cannot be paid separately. This purchase reimbursement fee does not apply to investments in The Portfolio that are made by contributions of securities in-kind or reinvestments of dividends or other distributions.

In-Kind Purchases.

The Fund may agree, on behalf of The Portfolio, to accept as payment for a purchase of shares securities in which The Portfolio otherwise would invest, or to follow another procedure that would have the same economic effect as an in-kind purchase. In either case, an investor purchasing shares pursuant to those procedures will be required to pay the brokerage or other transaction costs of acquiring the subject securities. The purchase price per share for such investors shall be the net asset value next determined after, as the case may be, (1) delivery of cash or securities to the Custodian Banks and/or (2) the assignment to The Portfolio by a prospective purchaser on trade date of the investor's right to delivery of securities as to which brokerage orders have been placed (but, as to which settlement is yet to occur) and delivery of cash in an amount necessary to pay for those securities on settlement date. The assets provided to The Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate The Portfolio's net asset value. Such investors should contact the Fund at (1-800-231-8002) for further information. The purchase reimbursement fee does not apply to in-kind purchases.

How to Purchase Shares By Federal Funds Wire

Purchases of shares of The Portfolio may be made by having your bank wire Federal Funds to First Union Bank as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

|_| First, telephone the Fund at 1-800-231-8002 and provide us with the account name, address, telephone number, Tax Identification Number, The Portfolio selected, the amount being wired and by which bank and which specific branch, if applicable. We will provide new investors with a Fund account number.

|_| Second, instruct your bank to wire the specified amount of Federal Funds to First Union Bank, Philadelphia, PA, ABA #031201467, DSC Wire Purchase Bank Account #2014128934013. The funds should be sent to the attention of Delaware Pooled Trust, Inc. (be sure to have your bank include the name of The Portfolio selected, the account number assigned to you and your account name). Federal Funds purchase orders will be accepted only on a day on which the Fund, the NYSE and the Custodian Bank are open for business.

|_| Third, complete the Account Registration Form within two days and mail it to:

                                Delaware Pooled Trust, Inc.
                                One Commerce Square
                                2005 Market Street
                                Philadelphia, PA 19103
                                Attn: Client Services


How to Purchase Shares By Mail

Purchases of shares of The Portfolio may also be made by mailing a check payable to The Portfolio to the above address. Please be sure to complete an Investment Application before sending your check.

Additional Investments

You may add to your shareholder account at any time and in any amount. Procedures are the same as those to be followed for a new account:

|_| First, notify the Fund of your impending purchase by calling us at 1-800-231-8002.

|_| Then you must be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to First Union Bank.

                              REDEMPTION OF SHARES

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below. A redemption reimbursement fee equal to 0.50% of the amount redeemed is deducted automatically and paid to The Portfolio. The Fund will redeem shares of The Portfolio at its net asset value next determined after receipt of your redemption request. On days that the Fund, the NYSE and the Custodian Bank are open for business, the net asset value of The Portfolio is determined as of the close of regular trading of the NYSE (ordinarily, 4 p.m., Eastern time).

The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by The Portfolio.

By Mail or FAX Message

The Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order." "Good order" for purposes of mail or FAX message redemptions means that the request to redeem must include the following documentation:

|_| A letter of instruction specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) exactly as it appears on the Account Registration Form.

|_| If you wish to change the name of the commercial bank or account designation to receive the redemption proceeds as provided in the Account Registration Form, a separate written request must be submitted to the Fund at the address listed below. Copies of this request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund.

Send your requests to:
                              Delaware Pooled Trust, Inc.
                              Attn:  Client Services
                              One Commerce Square
                              2005 Market Street
                              Philadelphia, PA 19103
                              FAX # 215-255-1162


By Telephone

|_| If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares by calling the Fund at 1-800-231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified in the Account Registration Form.

|_| Redemption requests will be priced at the net asset value next determined after the request is received.

|_| The Fund will provide written confirmation for all purchase, exchange and redemption transactions initiated by telephone.

|_| To change the name of the commercial bank or account designated to receive the redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder.

|_| In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or FAX message, pursuant to the procedures described above.

|_| The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's client shareholders.

With respect to such telephone transactions, the Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or Delaware Service Company, Inc. may be liable for any losses due to unauthorized or fraudulent transactions. Neither the Fund, The Portfolio nor the Fund's transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine.

Redemptions In-Kind or Similar Procedures. Payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind, or pursuant to another procedure which will have the same economic effect as an in-kind redemption. An investor that receives payment in-kind will bear the brokerage or other transaction costs of selling the portfolio securities representing the value of their redeemed shares. Any portfolio securities delivered upon redemption will be valued as described in "VALUATION OF SHARES." Investors in The Portfolio should contact the Fund at (1-800-231-8002) for further information. The reimbursement redemption fee does not apply to in-kind redemptions.

Important Redemption Information. Because The Portfolio's shares are sold to institutions and high net-worth individual investors, shareholders likely will hold a significant number of shares of The Portfolio. For this reason, the Fund requests that shareholders proposing to make a large redemption order from The Portfolio give the Fund at least ten days advanced notice of any such order. This request can easily be satisfied by calling the Fund at (1-800-231-8002), and giving notification of future intentions. Once a formal redemption order is received, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the Commission.

As noted above, or if the Fund otherwise determines that it would be detrimental to the best interests of the remaining shareholders of The Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by The Portfolio in lieu of cash in conformity with applicable rules of the Commission.

Due to the relatively high cost of maintaining shareholder accounts, the Fund reserves the right to redeem shares in The Portfolio if the value of a client's holdings in The Portfolio is below $500,000. The Fund, however, will not redeem shares based solely upon market reductions in net asset value. If the Fund intends to take such action, a shareholder would be notified and given 90 days to make an additional investment before the redemption is processed.

Purpose of Reimbursement Fees. The purchase and redemption reimbursement fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet an investor's redemption request, and to limit the extent to which The Portfolio (and, indirectly, The Portfolio's existing shareholders) would have to bear such costs. These costs include: (1) brokerage costs; (2) market impact costs, i.e., the increase in market prices which may result when The Portfolio purchases or sells thinly traded stocks; and
(3) the effect of the "bid-asked" spread in international markets.

The fees represent DIA Ltd.'s estimate of the brokerage and other transaction costs incurred by The Portfolio in purchasing and selling international stocks. Without the fee, The Portfolio would incur these costs directly, resulting in reduced investment performance for all shareholders of The Portfolio. With the fee, the extent to which the transaction costs of purchasing and selling international stocks will be borne by existing shareholders is limited, and the approximate amount of such costs is paid by those investors triggering the transactions. Transaction costs incurred when purchasing or selling stocks of companies in emerging market countries are extremely high. There are three components of transaction costs - brokerage fees, the difference between the bid/asked spread, and market impact. Each one of these factors is significantly more expensive in emerging market countries than in the United States, because of less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivative instruments and generally less liquid markets. Consequently, brokerage commissions are high, bid/asked spreads are wide, and the market impact is significant. In addition to these customary costs, most foreign countries have exchange fees or stamp taxes.


                              SHAREHOLDER SERVICES

Special Reports and Other Services. The Fund will provide client shareholders with the following information:

|_|  Annual audited financial reports

|_|  Unaudited semi-annual financial reports.

|_| Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.

In addition, the investment advisers expect to conduct personal reviews no less than annually with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Fund's dedicated telephone number 1-800-231-8002 is available for shareholder inquiries during normal business hours. You may also obtain the net asset values for The Portfolio by calling this number. Written correspondence should be addressed to:

                               Delaware Pooled Trust, Inc.
                               One Commerce Square
                               2005 Market Street
                               Philadelphia, PA  19103
                               Attention: Client Services

Exchange Privilege

Shares of The Portfolio may be exchanged for shares of the Fund's other portfolios or the institutional class shares of the other funds in Delaware Investments based on the respective net asset values of the shares involved, subject to minimum investment and other eligibility requirements. However, shareholders will be assessed a purchase reimbursement fee by The Portfolio when exchanging into The Portfolio from another portfolio or fund and will be assessed a redemption reimbursement fee by The Portfolio when exchanging out of The Portfolio into another portfolio or fund. There are no minimum purchase requirements for the institutional class shares of the other Delaware Group funds, but certain eligibility requirements must be satisfied. Such an exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to portfolios that are registered for sale in a shareholder's state of residence. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders. Exchange requests should be sent to:

                                Delaware Pooled Trust, Inc.
                                One Commerce Square
                                2005 Market Street
                                Philadelphia, PA  19103
                                Attn: Client Services.


                               VALUATION OF SHARES

|_| The net asset value per share of The Portfolio is determined by dividing the total market value of The Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of The Portfolio. Net asset value per share is determined as of the close of regular trading on the NYSE on each day the NYSE is open for business. Currently, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

|_| Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price that is considered to best represent fair value within a range not in excess of the current asked price nor less than the current bid prices. Domestic equity securities traded over-the-counter, domestic equity securities which are not traded on the valuation date and U.S. government securities are priced at the mean of the bid and ask price.

|_| The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Fund's Board of Directors.

|_| Bonds and other fixed-income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. In addition, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

|_| Foreign securities may trade on weekends or other days when the Fund does not price its shares. While the net asset value may change on these days, you will not be able to purchase or redeem Fund shares.

|_| For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between bid and ask price of such currencies against the U.S. dollar as provided by an independent pricing service or any major bank, including the Custodian Banks. Forward foreign currency contracts are valued at the mean price of the contracts. Interpolated values will be derived when the settlement date of the contract is on an interim period for which quotations are not available.


                          DELAWARE POOLED TRUST SUMMARY

From time to time, certain institutional separate accounts advised by DIA Ltd. may invest in The Portfolio. The Portfolio may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming shares in The Portfolio. These transactions may affect The Portfolio because The Portfolio may be required to sell securities to meet redemptions and will need to invest cash that it receives as institutional separate accounts purchase additional shares of The Portfolio. DIA Ltd., representing the interests of The Portfolio, is committed to minimizing the impact of such transactions on The Portfolio. As investment adviser to the institutional separate accounts, DIA Ltd. is also committed to minimizing the impact on The Portfolio to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

[Does reduction in counseling fees apply to The Portfolio?]


                             MANAGEMENT OF THE FUND

Directors

The business and affairs of the Fund and The Portfolio are managed under the direction of the Fund's Board of Directors. The business and affairs of Foundation Funds and its series, The Asset Allocation Portfolio, are managed under the direction of Foundation Funds' Board of Trustees. See the Fund's Statement of Additional Information for additional information about the Fund's and Foundation Funds' officers and directors/trustees.

Fund Officers and Portfolio Managers

Jeffrey J. Nick
President, Chief Executive Officer and Chairman
Mr. Nick is a graduate of Princeton University with a BA in English Literature. While pursuing his baccalaureate degree from Princeton, Mr. Nick had the opportunity to study in Germany at Bonn University. This was followed by studies at the University of Chicago, which led to an MBA in Finance and Marketing. Mr. Nick joined Lincoln National Corporation in its US headquarters in 1989 as Senior Vice President responsible for corporate planning and development for Lincoln National Corporation. He held this position until 1992. From 1992 to 1996, Mr. Nick was Managing Director of Lincoln National UK plc. Before joining Lincoln, his career included assignments in management consultancy (with Arthur
D. Little, Inc.) and merchant banking (Chase Investment Bank). Mr. Nick is President, Chief Executive Officer and Director of the funds in Delaware Investments, Delaware Management Holdings, Inc. and Lincoln National Investment Companies, Inc.

David G. Tilles
Managing Director and Chief Investment Officer - Delaware International Advisers Ltd.
Mr. Tilles was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware in 1990 as Managing Principal and Chief Investment Officer of Delaware International Advisers Ltd., he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware was Chief Investment Officer of Hill Samuel Investment Advisers Ltd.

Timothy W. Sanderson
Director and Chief Investment Officer, Equities - Delaware International Advisers Ltd.
A graduate of University College, Oxford, Mr. Sanderson began his investment career in 1979 with Hill Samuel Investment Management Group. Prior to joining Delaware International Advisers Ltd. in 1990 as Senior Portfolio Manager and Director, he was an analyst and senior portfolio manager for Hill Samuel where, since 1987, he had responsibility for Pacific Basin research and the management of international institutional portfolios. Mr. Sanderson was appointed Chief Investment Officer, Equities in 1997. Mr. Sanderson has managed The Portfolio since its inception.

Elizabeth Desmond
Director/Regional Research Director, Pacific Equities - Delaware International Advisers Ltd. (The Global Equity Portfolio)
Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware International in the Spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA charterholder. Ms. Desmond has managed the foreign securities component of The Portfolio since its inception.

Nigel G. May
Senior Portfolio Manager/Regional Research Director, United Kingdom and European Equities - Delaware International Advisers Ltd.
Mr. May is a graduate of Sidney Sussex College, Cambridge. He joined DIA Ltd. in 1991, assuming portfolio-management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Group for five years. Mr. May has managed The Portfolio since its inception.

Investment Adviser

DIA Ltd. furnishes investment advisory services to The Portfolio. DIA Ltd. commenced operations as a registered investment adviser in December 1990. Delaware Management Company ("DMC"), a series of Delaware Management Business Trust and an affiliate of DIA Ltd., and its predecessors have been managing the funds in the Delaware Group since 1938. On August 31, 1998, DIA Ltd. and its affiliates within Delaware Investments, including DMC, were supervising in the aggregate more than $00 billion in assets in various institutional or separately managed (approximately $00,000,000,000) and investment company (approximately $00,000,000,000) accounts.

DIA Ltd. has entered into an Investment Management Agreement with the Fund on behalf of The Portfolio. Under the Investment Management Agreement, DIA Ltd., subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objectives and policies of The Portfolio, manages the investment and reinvestment of the assets of The Portfolio. In this regard, it is DIA Ltd.'s responsibility to make investment decisions for The Portfolio.

As compensation for the services to be rendered under the Investment Management Agreement, DIA Ltd. is entitled to an advisory fee of 0.75% per annum of The Portfolio's average daily net assets, calculated and payable quarterly. The advisory fee payable by The Portfolio, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies to The Portfolio.

As noted under "FUND EXPENSES," DIA Ltd. has elected voluntarily to waive that portion, if any, of its investment advisory fees to the extent necessary to limit The Portfolio's expenses (investment advisory fees, plus certain other noted expenses) to 0.85% of The Portfolio's average net assets, on an annualized basis, for the period set forth in that section of the Prospectus. DIA Ltd. will not reimburse The Portfolio for amounts, if any, in excess of its investment advisory fee.

DIA Ltd. is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH and DIA Ltd. are indirect, wholly owned subsidiaries, and subject to the ultimate control of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. DIA Ltd.'s address is Third Floor, 80 Cheapside, London, England EC2V 6EE.

Administrator

Delaware Service Company, Inc., an affiliate of DIA Ltd. and an indirect, wholly owned subsidiary of DMH, provides the Fund with administrative services pursuant to the Amended and Restated Shareholders Services Agreement with the Fund, on behalf of The Portfolio. The services provided under the Amended and Restated Shareholders Services Agreement are subject to the supervision of the officers and directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of The Portfolio's arrangements with its Custodian Bank, and assistance in the preparation of the Fund's registration statements under Federal and State laws. The Amended and Restated Shareholders Services Agreement also provides that Delaware Service Company, Inc. will provide The Portfolio with dividend disbursing and transfer agent services. Delaware Service Company, Inc. is located at 1818 Market Street, Philadelphia, PA 19103. For its services to The Portfolio under the Amended and Restated

Shareholders Services Agreement, an annual fixed fee is allocated to The Portfolio based on the percentage of assets of The Portfolio relative to the other portfolios of the Fund. Delaware Service Company, Inc. also provides accounting services to The Portfolio pursuant to the terms of a separate Fund Accounting Agreement.

Distributor

Delaware Distributors, L.P. ("DDLP"), 1818 Market Street, Philadelphia, PA 19103, serves as the exclusive Distributor of the shares of The Portfolio. Under its Distribution Agreement with the Fund on behalf of The Portfolio, DDLP sells shares of The Portfolio upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of The Portfolio. DDLP is an indirect, wholly owned subsidiary of DMH.

Custodian Bank

The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio.

Independent Auditors

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as independent auditors for the Fund and for the Foundations Funds.

Expenses

The Portfolio is responsible for payment of certain other fees and expenses (including legal fees, accountants' fees, custodial fees and printing and mailing costs) specified in the Amended and Restated Shareholders Services Agreement and the Distribution Agreement. For the fiscal year ending October 31, 1999, the ratio of expenses to average daily net assets for The Portfolio is expected to be 0.85% annualized.


                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Portfolio expects to declare and distribute all of its net investment income to shareholders as dividends quarterly. Net capital gains, if any, will be distributed annually. Unless a shareholder elects to receive dividends and capital gains distributions in cash, all dividends and capital gains distributions shall be automatically paid in additional shares at the net asset value of The Portfolio.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, The Portfolio may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by The Portfolio and received by shareholders on the earlier of the date paid or December 31 of the prior year.

                                      TAXES

On August 5, 1997, the Taxpayer Relief Act of 1997 (the "1997 Act") was signed into law. This new law made sweeping changes in the Internal Revenue Code (the "Code"). Because many of these changes are complex, and only indirectly affect The Portfolio and its distributions to you, they are discussed in the Statement of Additional Information. Changes in the treatment of capital gains, however, are discussed in this section.

The 1997 Act creates a category of long-term capital gain for individuals that will be taxed at new lower tax rates. For investors who are in the 28% or higher federal income tax brackets, these gains will be taxed at a maximum of 20%. For investors who are in the 15% federal income tax bracket, these gains will be taxed at a maximum of 10%. Capital gain distributions will qualify for these new maximum tax rates, depending on when The Portfolio's securities were sold and how long they were held by The Portfolio before they were sold. The holding periods for which the new rates apply were revised by the Internal Revenue Service Restructuring and Reform Act of 1998. Investors who want more information on holding periods and other qualifying rules relating to these new rates should review the expanded discussion in the Statement of Additional Information, or should contact their own tax advisers.

The Fund will advise you in its annual information reporting at calendar year end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates.

The Portfolio intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends paid by The Portfolio from net investment income are not expected to qualify for the intercorporate dividends-received deduction.

Distributions paid by The Portfolio from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in The Portfolio. The Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in The Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The sale of shares of The Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of shares of The Portfolio held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Each year, the Fund will mail to you information on the amount and tax status of The Portfolio's dividends and distributions. Shareholders should consult their own tax advisers regarding specific questions as to federal, state, local or foreign taxes.

The Fund is required to withhold 31% of taxable dividends capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

The Portfolio may elect to "pass-through" to its shareholders the amount of foreign income taxes paid by The Portfolio. The Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If this election is made, shareholders of The Portfolio will be required to include in their gross income their pro-rata share of foreign taxes paid by The Portfolio. However, shareholders will be able to treat their pro-rata share of foreign taxes as either an itemized deduction or a foreign tax credit (but not both) against U.S. income taxes on their tax return. The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund. Additional information on tax matters is included in the Statement of Additional Information.


                              FINANCIAL HIGHLIGHTS

The Fund's Annual Report (which includes related notes and the report of Ernst & Young LLP) and the Statement of Additional Information may be obtained from the Fund upon request at no charge.

As of the date of this Prospectus, The Portfolio had sold no shares to public investors and, thus, had not commenced operations. Therefore, no financial highlights have been included.

                               APPENDIX A--RATINGS

Bonds

Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that company ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-) Ratings may be modified by a plus or minus sign, reflecting the relative standing within the major rating categories.

(DPT19)

Commercial Paper

Excerpts from Moody's description of its two highest commercial paper ratings:
P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P's description of its two highest commercial paper ratings:
A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

                                   BACK COVER

         Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year. You can find more detailed information about the Funds in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. You may obtain a free copy of these documents by writing to us at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, or call toll-free 800-231-8002.

         You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.


         Web site

         www.delawareinvestments.com


         E-mail

         service@delinvest.com


         Shareholder Inquiries

         Call the Fund at 1-800-231-8002

         For Fund information, literature, price, yield and performance figures

         For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges








(Investment Company Act File No. 811-6322)

                           DELAWARE POOLED TRUST, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                               DATED MARCH 1, 1999
                       -----------------------------------



         Delaware Pooled Trust, Inc. ("Pooled Trust, Inc.") is an open-end management investment company. Pooled Trust, Inc. consists of 19 series ("Portfolios") offering a broad range of investment choices. Pooled Trust, Inc. is designed to provide clients with attractive alternatives for meeting their investment needs. This Statement of Additional Information("SAI") (Part B of Pooled Trust, Inc.'s registration statement) addresses information of Pooled Trust, Inc. applicable to each of the 19 Portfolios. In addition, investors may make investments in The Asset Allocation Portfolio. That Portfolio is a "fund of funds" which primarily invests in several of the Portfolios of Pooled Trust, Inc. The Asset Allocation Portfolio is a series of Delaware Group Foundation Funds ("Foundation Funds") which is also an open-end management investment company.

         This SAI is not a prospectus but should be read in conjunction with the related Prospectus for each Portfolio. Certain information from the Fund's Annual Report has been incorporated by reference into this SAI. To obtain the proper Prospectus or Annual Report for the Portfolios, please write to the Delaware Pooled Trust, Inc. at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, Attn: Client Services or call Pooled Trust, Inc. at 1-800-231-8002. Correspondence relating to The Asset Allocation Portfolio will be forwarded to Foundation Funds. To obtain the Prospectus or Annual Report for the Class A, B and C Shares or the Institutional Class of The Real Estate Investment Trust Portfolio, write to the Distributor at 1818 Market Street, Philadelphia, PA 19103 or call 1-800-523-1918 for the Class A, B and C Shares or 1-800-828-5052 for the Institutional Class.

TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
Fund History
General Information
Investment Policies, Portfolio Techniques and Risk Considerations
         Investment Restrictions
         Investment Policies and Risks
Accounting and Tax Issues
Performance Information
Trading Practices and Brokerage
Portfolio Turnover
Purchasing Shares
Determining Offering Price and Net Asset Value
Redemption and Exchange
Dividends and Capital Gain Distributions
Taxes
Investment Management Agreements
Officers and Directors
General Information
Financial Statements
Appendix A - Ratings
Appendix B--Investment Objectives Of The Other Funds In The Delaware Investments Family

                                  FUND HISTORY

         The Fund was organized as a Maryland corporation on May 30, 1991. The Articles of Incorporation permit the Fund to issue two billion shares of common stock with $.01 par value and fifty million shares have been allocated to each Portfolio. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes. Foundation Funds was organized as a Delaware business trust on October 24, 1997.

         The shares of each Portfolio, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to the conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of each Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors/trustees can elect 100% of the directors/trustees if they choose to do so. Shares of each Portfolio entitled to vote on a matter will vote in the aggregate and not by Portfolio, except when the matter to be voted upon affects only the interests of shareholders of a particular Portfolio or class of shares of a Portfolio when otherwise expressly required by law. Neither the Fund nor Foundation Funds issue certificates for shares unless a shareholder submits a specific request. Under Maryland law, the Fund is not required, and does not intend, to hold annual meetings of its shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Under Foundation Funds' Declaration of Trust and By-Laws, it is also not required, and does not intend, to hold annual meetings unless required to do so by the 1940 Act.

         Delaware Pooled Trust, Inc. offers 19 Portfolios providing eligible investors a broad range of investment choices coupled with the advantage of a no-load mutual fund with the service companies of Delaware Investments providing customized services as investment adviser, administrator and distributor. Each Portfolio, other than The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio and The Asset Allocation Portfolio, is a diversified fund as defined by the Investment Company Act of 1940 ("1940 Act"). The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio and The Asset Allocation Portfolio are nondiversified funds as defined by the 1940 Act.


        INVESTMENT POLICIES, PORTFOLIO TECHNIQUES AND RISK CONSIDERATIONS

Investment Restrictions --

         Pooled Trust, Inc. has adopted the following restrictions for each of the Portfolios (except where otherwise noted) which, along with its respective investment objective (except in the case of the International Mid-Cap Sub Portfolio), cannot be changed without approval by the holders of a "majority" of the respective Portfolio's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Portfolio purchases securities.

         The investment objective of The Asset Allocation, The Small-Cap Growth Equity, The Growth and Income, and The International Mid-Cap Sub Portfolios are not fundamental, and may be changed without shareholder approval. However, The Board of Directors or Trustees, as appropriate for The Asset Allocation, the Small-Cap Growth Equity, The Growth and Income, and The International Mid-Cap Sub Portfolio will notify shareholders prior to a material change in the Portfolio's objective.

         Each Portfolio (other than The International Mid-Cap Sub Portfolio, The Small/Mid-Cap Value Equity Portfolio, The Global Equity Portfolio, The Emerging Markets Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio) shall not:

         1. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with a Portfolio's investment objective and policies, are considered loans, and except that each Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         2. Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein and except that The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II (collectively, "The Real Estate Investment Trust Portfolios") may each own real estate directly as a result of a default on securities the Portfolio owns.

         3. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, a Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

         4. Make any investment which would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry, except that each of The Real Estate Investment Trust Portfolios shall invest in excess of 25% of its total assets in the securities of issuers in the real estate industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         5. Purchase or sell commodities or commodity contracts, except that The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio may enter into futures contracts and may purchase and sell options on futures contracts in accordance with the related Prospectus, subject to investment restriction 6 below.

         6. Enter into futures contracts or options thereon, except that The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio may each enter into futures contracts and options thereon to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of its total assets.

         7. Make short sales of securities, or purchase securities on margin, except that The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio may satisfy margin requirements with respect to futures transactions.

         8. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Pooled Trust, Inc. or of either of the investment advisers if or so long as the directors and officers of Pooled Trust, Inc. and of the investment advisers together own beneficially more than 5% of any class of securities of such issuer.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission ("Commission") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while a Portfolio has an outstanding borrowing. A Portfolio will not pledge more than 10% of its respective net assets. A Portfolio will not issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except for notes to banks.

         In addition to the restrictions set forth above, in connection with the qualification of a Portfolio's shares for sale in certain states, a Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of a Portfolio's net assets. Included within such amount, but not to exceed 2% of a Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

Additional Fundamental Investment Restrictions

         The following additional investment restrictions apply to each of the Portfolios, except The International Mid-Cap Sub Portfolio, The Small/Mid-Cap Value Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The International Fixed Income Portfolio, The High-Yield Bond Portfolio, The Emerging Markets Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio, or as otherwise noted. They cannot be changed without approval by the holders of a "majority" of the respective Portfolio's outstanding shares, as described above.

         Each Portfolio (other than The International Mid-Cap Sub Portfolio, The Small/Mid-Cap Value Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The International Fixed Income Portfolio, The High-Yield Bond Portfolio, The Emerging Markets Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio shall not:

         1. As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall also apply to The Labor Select International Equity Portfolio and The High-Yield Bond Portfolio. This restriction shall apply to only 50% of the total assets of The Global Fixed Income Portfolio.

         2. Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

         3. Purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         4. Write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that The Aggressive Growth Portfolio may: (a) write covered call options with respect to any or all parts of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets;
(c) write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. The Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

         5. Invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         6. Invest more than 10% of its respective total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

         For purposes of investment restriction 6, it is Pooled Trust, Inc.'s policy, changeable without shareholder vote, that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign exchange and for which a bona fide market does not exist at the time of purchase or subsequent valuation.

         The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The International Fixed Income Portfolio and The High-Yield Bond Portfolio

         The following additional investment restrictions apply to The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The International Fixed Income Portfolio and The High-Yield Bond Portfolio. Unlike the investment restrictions listed above, these are non-fundamental investment restrictions and may be changed by Pooled Trust, Inc.'s Board of Directors without shareholder approval.

         Except as noted below, each of The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The International Fixed Income Portfolio and The High-Yield Bond Portfolio shall not:

         1. As to 50% of the respective total assets of The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

         2. Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

         3. Invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year old period shall include the operation of any predecessor company or companies. This restriction shall not apply to The Real Estate Investment Trust Portfolios and their investments in the securities of real estate investment trusts.

         4. Purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         5. Write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that each of The Real Estate Investment Trust Portfolios may: (a) write covered call options with respect to any or all parts of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets; (c) write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. Each Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

         6. Invest more than 15% of its respective total assets, determined at the time of purchase, in repurchase agreements maturing in more than seven days and other illiquid assets.

         For purposes of investment restriction 6, it is Pooled Trust, Inc.'s policy that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign exchange and for which no bona fide market exists at the time of purchase.

         The Small/Mid-Cap Value Equity Portfolio, The Global Equity Portfolio, The Emerging Markets Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio

         Pooled Trust, Inc. has adopted the following restrictions for The Small/Mid-Cap Value Equity Portfolio, The Global Equity Portfolio, The Emerging Markets Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio (except where otherwise noted) which, along with each such Portfolio's investment objective, cannot be changed without approval by a "majority" of the Portfolio's outstanding shares, as described above. The percentage limitations contained in these restrictions and policies apply at the time a Portfolio purchases securities.

         Except as noted below, each of The Small/Mid-Cap Value Equity Portfolio, The Global Equity Portfolio, The Emerging Markets Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio shall not:

         1. As to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities). This restriction shall not apply to The Emerging Markets Portfolio.

         2. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         3. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Portfolio may loan its assets to qualified broker/dealers or institutional investors.

         4. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Portfolio might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Portfolio's assets which may be invested in such securities.

         5. Borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Portfolio may engage in short sales, purchase securities on margin, and write put and call options.

         6. Purchase or sell physical commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.

         7. Purchase or sell real estate; provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

         The International Mid-Cap Sub Portfolio, The Small-Cap Growth Equity Portfolio, The Growth and Income Portfolio and The Asset Allocation Portfolio

         Pooled Trust, Inc. has adopted the following restrictions for The International Mid-Cap Sub Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio and Foundation Funds has adopted the following restrictions for The Asset Allocation Portfolio. These restrictions cannot be changed without approval by a "majority" of the Portfolio's outstanding shares, as described above. Except with respect to borrowing, the percentage limitations contained in these restrictions and policies apply at the time a Portfolio purchases securities.

         Each of The International Mid-Cap Sub Portfolio, The Small-Cap Growth Equity Portfolio, The Growth and Income Portfolio and The Asset Allocation Portfolio shall not:

         1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not prevent a Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that a Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Portfolio from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent a Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, The International Mid-Cap Sub Portfolio, The Small-Cap Growth Equity Portfolio, The Growth and Income Portfolio and The Asset Allocation Portfolio will be subject to the following investment restrictions (except as otherwise noted), which are considered non-fundamental and may be changed by the Board of Directors or Trustees, as applicable, without shareholder approval.

         1. The International Mid-Cap Sub Portfolio, The Small-Cap Growth Equity Portfolio, The Growth and Income Portfolio and The Asset Allocation Portfolio are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act , any rule or order thereunder or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of The International Mid-Cap Sub Portfolio, The Small-Cap Growth Equity Portfolio or The Growth and Income Portfolio may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. A Portfolio may not invest more than 15% of its net assets in securities which it can not sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

Investment Policies and Risks --


Foreign Investment Information (The International Mid-Cap Sub Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The High-Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio)

         Investors in The International Mid-Cap Sub Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio and The Global Equity Portfolio (as well as in The Real Estate Investment Trust Portfolios, The Diversified Core Fixed Income Portfolio, The High-Yield Bond Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio, each of which possesses a limited ability to invest in foreign securities) should recognize that investing in securities issued by foreign corporations and foreign governments involves certain considerations, including those set forth in the related Prospectus, which are not typically associated with investments in United States issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since each Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, these Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Portfolio, except The High-Yield Bond Portfolio, permit each to enter into forward foreign currency exchange contracts and permit The International Fixed Income Portfolio, The Diversified Core Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio to engage in certain options and futures activities, in order to hedge holdings and commitments against changes in the level of future currency rates. See Foreign Currency Transactions (The International Equity Portfolio, The International Mid-Cap Sub Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio), below.

         The International Mid-Cap Sub Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio (and The Real Estate Investment Trust, The High-Yield Bond, The Diversified Core Fixed Income, The Asset Allocation, The Small-Cap Growth Equity and The Growth and Income Portfolios, up to ___%, 10%, 10%, 20%, 10% and 5% and 20%, respectively, of their total assets) will invest in securities of foreign issuers and may hold foreign currency. Each of these Portfolios has the right to purchase securities in any developed, underdeveloped or emerging country. The Emerging Markets Portfolio, under normal market conditions, will invest at least 65% of its total assets in securities of issuers in emerging markets. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

         In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States and this information tends to be of a lesser quality. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

         It is also expected that the expenses for custodial arrangements of The International Equity, The Labor Select International Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Global Fixed Income, The International Fixed Income, The High-Yield Bond, The Global Equity, The Emerging Markets, The Asset Allocation, The Small-Cap Growth Equity and The Growth and Income Portfolios' foreign securities will be somewhat greater than the expenses for the custodial arrangements for U.S. securities of equal value. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments. See "TAXES."

         Further, a Portfolio may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which a Portfolio invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the investment managers for the Portfolios do not believe that any current repatriation restrictions would affect their decision to invest in such countries. Countries such as those in which a Portfolio may invest, and in which The Emerging Markets Portfolio will primarily invest, have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

         As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

          The issuers of the foreign government and government-related high-yield securities, including Brady Bonds, in which The Emerging Markets, The International Fixed Income, The Global Fixed

Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which The Emerging Markets, The International Fixed Income, The Global Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         With respect to forward foreign currency exchange, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain. See "Forward Foreign Currency Exchange Contracts" below.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Portfolios. Payment of such interest equalization tax, if imposed, would reduce a Portfolio's rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to a Portfolio by United States issuers. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include, as relevant, the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract and similar financial instrument if such instrument is not "marked to market." The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department has authority to issue regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Portfolios may make or enter into will be subject to the special currency rules described above.

         With reference to the Portfolios' investments in foreign government securities, there is the risk that a foreign governmental issuer may default on its obligations. If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

         The issuers of foreign government and government-related debt securities have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high-yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that Brady Bonds and other foreign government and government-related securities will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Portfolios' invest. Although these restrictions may in the future make it undesirable to invest in emerging countries, a Portfolio's adviser or sub-adviser, as relevant, does not believe that any current registration restrictions would affect its decision to invest in such countries.

         As disclosed in the Prospectus for The International Mid-Cap Sub Portfolio, the foreign short-term fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including EURO. Such securities may include supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include: The Work Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank. Such fixed-income securities will be typically rated, at the time of purchase, AA or higher by Standard & Poor's Ratings Group or Aa or higher by Moody's Investor Service, Inc. or of comparable quality as determined by the Portfolio's investment adviser.

Foreign Currency Transactions (The International Equity Portfolio, The International Mid-Cap Sub Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio)

         The International Equity Portfolio, The International Mid-Cap Sub Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio and The Global Equity Portfolio (as well as The Real Estate Investment Trust Portfolios, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio, consistent with their limited ability to invest in foreign securities) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Portfolio will account for forward contracts by marking to market each day at daily exchange rates.

         When a Portfolio enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of its assets denominated in such foreign currency, its Custodian Bank will place or will cause to be placed cash or liquid equity or debt securities in a separate account of that Portfolio in an amount not less than the value of that Portfolio's total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of that Portfolio's commitments with respect to such contracts.

         The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Diversified Core Fixed Income Portfolio and The Asset Allocation Portfolio may also enter into transactions involving foreign currency options, futures contracts and options on futures contracts, in order to minimize the currency risk in its investment portfolio.

         Foreign currency options are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of a rate movement adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus any related transaction costs. As in the case of other types of options, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.

         A Portfolio will write call options only if they are "covered" and put options only if they are secured. A call written by a Portfolio will be considered covered if a Portfolio owns short-term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. A put option written by a Portfolio will be considered secured if, so long as a Portfolio is obligated as the writer of the put, it segregates with its Custodian Bank cash or liquid high grade debt securities equal at all times to the aggregate exercise price of the put.

         As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of futures contacts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

         Certain options on foreign currencies, like forward contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments. Options on foreign currencies may also be traded on national securities exchanges regulated by the Commission or commodities exchanges regulated by the Commodity Futures Trading Commission.

         A foreign currency futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a foreign currency. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts, the currency underlying the contract is delivered by the seller and paid for by the purchaser, or on which, in the case of certain futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transactions. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker referred to as "variation margin" are made on a daily basis as the value of the currency underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearinghouse guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

         A call option on a futures contract provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a "short" position, in the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option and the writer delivers to the holder the accumulated balance in the writer's margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by the Portfolio is exercised, the Portfolio will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS [needs to be revised]

         The foreign investments made by The International Mid-Cap Sub, The International Equity, The Labor Select International Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets, The Asset Allocation, The Small-Cap Growth Equity and The Growth and Income Portfolios present currency considerations which pose special risks. The investment advisers use a purchasing power parity approach to evaluate currency risk. A purchasing power parity approach attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less abroad, the foreign currency may be considered to be overvalued. When the dollar buys more abroad, the foreign currency may be considered to be undervalued. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States.

         Although The International Mid-Cap Sub, The International Equity, The Labor Select International Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets, The Asset Allocation, The Small-Cap Growth Equity and The Growth and Income Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. A Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Portfolio will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

         A Portfolio may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

         For example, when the investment adviser believes that the currency of a particular foreign country may suffer a significant decline against the U.S. dollar or against another currency, a Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. A Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

         The Portfolios may enter into forward contracts to hedge the currency risk associated with the purchase of individual securities denominated in particular currencies. In the alternative, the Portfolios may also engage in currency "cross hedging" when, in the opinion of the investment advisers, as appropriate, the historical relationship among foreign currencies suggests that the Portfolios may achieve the same protection for a foreign security at reduced cost and/or administrative burden through the use of a forward contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

         At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize gain or loss from currency transactions.

         With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

         It is impossible to forecast the market value of Portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.


Brady Bonds (The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Diversified Core Fixed Income Portfolio, The Emerging Markets Portfolio and The Asset Allocation Portfolio)

         The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Diversified Core Fixed Income Portfolio, The Emerging Markets Portfolio and The Asset Allocation Portfolio may invest, within the limits specified in the related Prospectus, in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The investment adviser to the Portfolios believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

         To date, Mexico, Costa Rica, Venezuela, Uruguay and Nigeria have issued approximately $50 billion of Brady Bonds, and Argentina, Brazil and the Philippines have announced plans to issue approximately $90 billion, based on current estimates, of Brady Bonds. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.

Options on Securities, Futures Contracts and Options on Futures Contracts (The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolios, The Diversified Core Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio)

         In order to remain fully invested, and to reduce transaction costs, The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolios, The Diversified Core Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio may, to the limited extent identified in the related Prospectus, use futures contracts, options on futures contracts and options on securities and may enter into closing transactions with respect to such activities. The Portfolios may only enter into these transactions for hedging purposes, if it is consistent with the Portfolios' investment objectives and policies. The Portfolios will not engage in such transactions to the extent that obligations resulting from these activities in the aggregate exceed 25% of the Portfolios' assets.

Options

         The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolios, The Emerging Markets Portfolio, The Global Equity Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio may purchase call options, write call options on a covered basis, purchase put options and write put options. Writing put options will require the Portfolio to segregate assets sufficient to cover the put while the option is outstanding.

         The Portfolios may invest in options that are either exchange-listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Portfolios' ability to effectively hedge their securities. The Aggressive Growth Portfolio will not invest more than 10% of its assets in illiquid securities, and The Real Estate Investment Trust Portfolios, The Diversified Core Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio will not invest more than 15% of their respective assets in illiquid securities.

         A. Covered Call Writing--The Portfolios may write covered call options from time to time on such portion of their securities as the investment adviser determines is appropriate given the limited circumstances under which the Portfolios intend to engage in this activity. A call option gives the purchaser of such option the right to buy and the writer (in this case a Portfolio) the obligation to sell the underlying security at the exercise price during the option period. The advantage is that the writer receives a premium income and the purchaser may hedge against an increase in the price of the securities it ultimately wishes to buy. If the security rises in value, however, the Portfolio may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to options on actual portfolio securities owned by the Portfolios, a Portfolio may enter into closing purchase transactions. A closing purchase transaction is one in which the Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Consistent with the limited purposes for which the Portfolios intend to engage in the writing of covered calls, closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Portfolios to write another call option on the underlying security with either a different exercise price or expiration date or both.

         The Portfolios may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Portfolio will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         The Portfolios will write call options only on a covered basis, which means that the Portfolios will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Portfolios would be required to continue to hold a security which they might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Portfolios will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Call Options--The Portfolios may purchase call options to the extent that premiums paid by the Portfolios do not aggregate more than 2% of their total assets. When a Portfolio purchases a call option, in return for a premium paid by the Portfolio to the writer of the option, the Portfolio obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Portfolios may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         The Portfolios may, following the purchase of a call option, liquidate their positions by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Portfolios will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Portfolios will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Portfolios will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Portfolios would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Portfolio may expire without any value to the Portfolio.

         C. Purchasing Put Options--The Portfolios may purchase put options to the extent premiums paid by the Portfolios do not aggregate more than 2% of their total assets. The Aggressive Growth, The Real Estate Investment Trust and The Diversified Core Fixed Income Portfolios will, at all times during which they hold a put option, own the security covered by such option.

         A put option purchased by the Portfolios gives them the right to sell one of their securities for an agreed price up to an agreed date. Consistent with the limited purposes for which the Portfolios intend to purchase put options, the Portfolios intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Portfolio to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Portfolio will lose the value of the premium paid. The Portfolio may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Portfolios may sell a put option purchased on individual portfolio securities. Additionally, the Portfolios may enter into closing sale transactions. A closing sale transaction is one in which a Portfolio, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         D. Writing Put Options--A put option written by a Portfolio obligates it to buy the security underlying the option at the exercise price during the option period and the purchaser of the option has the right to sell the security to the Portfolio. During the option period, the Portfolio, as writer of the put option, may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the Portfolio to make payment of the exercise price against delivery of the underlying security. The obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. A Portfolio may write put options only if the Portfolio will maintain in a segregated account with its Custodian Bank, cash, U.S. government securities or other assets in an amount not less than the exercise price of the option at all times during the option period. The amount of cash, U.S. government securities or other assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Portfolios. Consistent with the limited purposes for which the Portfolios intend to engage in the writing of put options, such put options will generally be written in circumstances where the investment adviser wishes to purchase the underlying security for the Portfolios at a price lower than the current market price of the security. In such event, a Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, the Portfolios may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Portfolios may not, however, effect such a closing transaction after they have been notified of the exercise of the option.

Options on Stock Indices

         The Emerging Markets Portfolio, The Global Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio may acquire options on stock indices. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received to make delivery of this amount. Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, a Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange and American Stock Exchange as well as on foreign exchanges.

         A Portfolio's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the Portfolio's securities. Since a Portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Portfolio bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Portfolio's ability effectively to hedge its securities. A Portfolio will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Portfolio will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

Futures and Options on Futures

         Consistent with the limited circumstances under which The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolios, The Diversified Core Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio will use futures, the Portfolios may enter into contracts for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When a Portfolio enters into a futures transaction, it must deliver to the futures commission merchant selected by the Portfolio an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Portfolio's Custodian Bank. Thereafter, a "variation margin" may be paid by the Portfolio to, or drawn by the Portfolio from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

         Consistent with the limited purposes for which the Portfolios may engage in these transactions, a Portfolio may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Because the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

         With respect to options on futures contracts, when a Portfolio is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase.

         If a put or call option that a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, consistent with the limited purposes for which the Portfolios will engage in these activities, a Portfolio will purchase a put option on a futures contract to hedge the Portfolio's securities against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Portfolios may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Portfolio is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Portfolio had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Portfolios may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, the Portfolios may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         In order to remain fully invested, to facilitate investments in portfolio securities and to reduce transaction costs, The Aggressive Growth, The Small/Mid-Cap Value Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Global Equity, The Emerging Markets, The Asset Allocation, The Small-Cap Growth Equity and The Growth and Income Portfolios may, to a limited extent, enter into futures contracts, purchase or sell options on futures contracts and engage in certain transactions in options on securities, and may enter into closing transactions with respect to such activities. For the same purposes, The Growth and Income Portfolio may also enter into futures contracts on stock indices and purchases or sell options on stock index futures and stock indices and may enter into closing transactions with respect to these activities. The Portfolios will only enter into these transactions for hedging purposes if it is consistent with the Portfolios' investment objectives and policies and the Portfolios will not engage in such transactions to the extent that obligations relating to futures contracts, options on futures contracts and options on securities, in the aggregate, exceed 25% of the Portfolios' assets.

         Additionally, The International Fixed Income, The Global Equity, The Emerging Markets, The Diversified Core Fixed Income and The Asset Allocation Portfolios may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or "cross hedge" the currency risks associated with its investments.

         The Aggressive Growth, The Small/Mid-Cap Value Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Global Equity, The Emerging Markets, The Asset Allocation, The Small-Cap Growth Equity and The Growth and Income Portfolios may enter into contracts for the purchase or sale for future delivery of securities. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contracts are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         Foreign currency futures contracts operate similarly to futures contracts concerning securities. When The International Fixed Income, The Global Equity, The Emerging Markets, The Diversified Core Fixed Income or The Asset Allocation Portfolios sells a futures contract on a foreign currency, it is obligated to deliver that foreign currency at a specified future date. Similarly, a purchase by the Portfolio gives it a contractual right to receive a foreign currency. This enables the Portfolio to "lock in" exchange rates. The Portfolios may also purchase and write options to buy or sell futures contracts in which the Portfolio's may invest and enter into related closing transactions. Options on futures are similar to options except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. The Portfolios will not enter into futures contracts and options thereon to the extent that more than 5% of a Portfolio's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Portfolio's total assets. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limit.

         To the extent that interest or exchange rates move in an unexpected direction, the Portfolio may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that a Portfolio purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market would prevent the Portfolio from closing out its positions relating to futures.

Asset-Backed Securities (The Intermediate Fixed Income Portfolio, The Limited-Term Maturity Portfolio, The Aggregate Fixed Income Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio and The Growth and Income Portfolio)

         The Intermediate Fixed Income Portfolio, The Limited-Term Maturity Portfolio, The Aggregate Fixed Income Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio and The Growth and Income Portfolio may each invest a portion of their assets in asset-backed securities. All such securities must be rated in one of the four highest rating categories by a reputable credit rating agency (e.g., BBB by S& P or Baa by Moody's). Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the Portfolio to pay the debt service on the debt obligations issued.

         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities doe however, involve certain risks not associated with mortgage-backed securities, including the risk that security interest cannot be adequately or in many case, ever, established and other risks which may be peculiar classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

High-Yield, High Risk Securities

         The International Fixed Income Portfolio, The Global Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios may invest up to 5%, 5%, 20%, and 55%, respectively, of its assets in high risk, high-yield fixed-income securities of foreign governments, including, with specified limitations, so-called Brady Bonds. The Emerging Markets Portfolio may invest up to 35% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies and instrumentalities or political sub-divisions, all of which may be high-yield, high risk securities, including Brady Bonds. These high-yield, high risk securities are rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the investment adviser to have characteristics similar to such rated securities.

         The High-Yield Bond Portfolio invests primarily in securities rated B-or higher by S&P or B3 or higher by Moody's or, if unrated, judged to be of comparable quality by the investment adviser. In its U.S. high yield sector, The Diversified Core Fixed Income Portfolio, under normal circumstances, invests between 5% and 30% in U.S. Bonds generally rated BB or lower by S&P or Fitch or Ba or lower by Moody's or similarly rated by another nationally recognized statistical rating organization. See "APPENDIX A--RATINGS" to this SAI for more rating information.

         Fixed-income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk. In the past, the high-yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Portfolios' investment advisers intend to maintain an adequately diversified portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Portfolios, there can be no assurance that diversification will protect the Portfolios from widespread bond defaults brought about by a sustained economic downturn.

         Medium and low-grade bonds held by the Portfolios may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

         The economy and interest rates may affect these high-yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Portfolios' net asset value per share.

        Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During the economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during the economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high yield bonds, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Portfolio's net asset value.

         In addition, if, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratios may increase.

         Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on the Portfolio's ability to dispose of particular issues, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

         Finally, there are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchase of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues, could reduce the number of new high-yield securities being issued and could make it more difficult for the Portfolio to attain its investment objective.

Convertible, Debt and Non-Traditional Equity Securities

         A portion of The International Mid-Cap Sub, The Small/Mid-Cap Value Equity, The High-Yield Bond, The Asset Allocation, The Small-Cap Growth Equity and The Growth and Income Portfolios' assets may be invested in convertible and debt securities of issuers in any industry, and The Real Estate Investment Trust Portfolios' assets may be invested in convertible securities of issuers in the real estate industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. Investments in debt securities by The Small-Cap Growth Equity Portfolio will be limited to those that are, at the time of investment, within the four highest grades assigned by a nationally recognized statistical rating agency (e.g., Baa or higher by Moody's or BBB or higher by Standard & Poor's) or deemed to be of comparable quality by the investment adviser. Convertible and debt securities acquired by The Small/Mid-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Asset Allocation and The Growth and Income (as to no more than 5% of its assets) Portfolios may be rated below investment grade, or unrated. These lower rated convertible and debt securities are subject to credit risk considerations substantially similar to such considerations affecting high risk, high-yield bonds, commonly referred to as "junk bonds." See "High-Yield, High Risk Securities" for a further discussion of these types of investments.

         The International Mid-Cap Sub, The Small/Mid-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Emerging Markets and The Asset Allocation Portfolios may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as a Portfolio, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         The International Mid-Cap Sub, The Small/Mid-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Emerging Markets and The Asset Allocation Portfolios may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

REITS

         The Real Estate Investment Trust Portfolios', The Asset Allocation Portfolio's and The Growth and Income Portfolio's investment in REITs presents certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Depositary Receipts

         The International Mid-Cap Sub, The Large-Cap Value Equity, The International Equity, The Diversified Core Fixed Income, The Small/Mid-Cap Value Equity, The Real Estate Investment Trust, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets, The Asset Allocation, The Small-Cap Growth Equity and The Growth and Income Portfolios may invest in sponsored and unsponsored American Depositary Receipts ("ADRs") that are actively traded in the United States. The Global Fixed Income, The International Fixed Income and The Asset Allocation Portfolios may also invest in sponsored and unsponsored European Depositary Receipts ("EDRs"), and The International Mid-Cap Sub, The International Equity, The Global Equity, The Emerging Markets and The Asset Allocation Portfolios may also invest in sponsored and unsponsored EDRs and Global Depositary Receipts ("GDRs"). The Small-Cap Growth Equity Portfolio may also invest in sponsored and unsponsored GDRs. Subject to its 10% limit on investments in foreign securities.

         ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are receipts issued by non-U.S. Banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities. "Sponsored" ADRs, EDRs or GDRs are issued jointly by the issuer of the underlying security and a Depositary, and "unsponsored" ADRs, EDRs or GDRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the Depositary of an unsponsored ADR, EDR or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR or GDR. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Portfolio's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Repurchase Agreements

         While each Portfolio is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances or for temporary defensive purposes.

         The funds in the Delaware Investments family, including Pooled Trust, Inc. and Foundation Funds, have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow such funds jointly to invest cash balances. Each Portfolio may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Portfolio, if any, would be the difference between the repurchase price and the market value of the security. If bankruptcy proceedings are commences with respect to the seller a Portfolio's realization upon the collateral may be delayed or limited. Each Portfolio will limit its investments in repurchase agreements to those which its respective investment adviser, under the guidelines of the Board of Directors or Trustees, as applicable, determines to present minimal credit risks and which are of high quality. In addition, a Portfolio must have collateral of at least 102% of the repurchase price, including the portion representing the Portfolio's yield under such agreements which is monitored on a daily basis. The term of these agreements is usually from overnight to one week and never exceeds one year. Not more than 10% of a Portfolio's assets may be invested in repurchase agreements having a maturity in excess of seven days.

Portfolio Loan Transactions

         Each Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of Pooled Trust, Inc. and Foundation Funds, as applicable, that the staff of the Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to Pooled Trust, Inc. from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Portfolio; 3) a Portfolio must be able to terminate the loan after notice, at any time; 4) a Portfolio must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) a Portfolio may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the Board of Directors or Trustees of Pooled Trust, Inc. or Foundation Funds, as applicable, know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

         The major risk to which a Portfolio would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Portfolio will only enter into loan arrangements after a review of all pertinent facts by the respective investment adviser, under the supervision of the Board of Directors or Trustees as applicable, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the respective investment adviser.

Restricted and Rule 144A Securities

         Each Portfolio may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A Securities are traded among qualified institutional investors. While maintaining oversight, the Board of Directors or Trustees, as applicable, has delegated to the respective investment adviser the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of each Portfolio's limitation (whether 15% or 10% of total assets) on investments in illiquid assets. The Boards have instructed the respective investment adviser to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of other potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         Investing in Rule 144A Securities could have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Directors or Trustees, as applicable, and the respective investment adviser will continue to monitor the liquidity of that security to ensure that a Portfolio has no more than 10% or 15%, as appropriate, of its total assets in illiquid securities. If an investment adviser determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Portfolio's holdings of illiquid securities exceed the Portfolio's 10% or 15% limit, as applicable, on investment in such securities, the investment adviser will determine what action shall be taken to ensure that the Portfolio continues to adhere to such limitation.

         The International Mid-Cap Sub Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio may purchase privately-placed securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in the Portfolio obtaining a less favorable price on a resale. The International Mid-Cap Sub Portfolio, Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio will not purchase illiquid assets if more than 15% of its net assets would then consist of such illiquid securities.

Non-Traditional Equity Securities (The International Mid-Cap Sub Portfolio, The Emerging Markets Portfolio and The Asset Allocation Portfolio)

         The International Mid-Cap Sub Portfolio, The Emerging Markets Portfolio and The Asset Allocation Portfolio may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as a

Portfolio, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         The International Mid-Cap Sub Portfolio, The Emerging Markets Portfolio and The Asset Allocation Portfolio may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stocks Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: They are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

U.S. Government Securities

         The U.S. government securities in which the various Portfolios may invest for temporary purposes and otherwise (see " Investment Restrictions" and the Prospectus of the Fund for additional information), include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage

Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

         Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

         An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the Federal National Mortgage Association.

Mortgage-Backed Securities

         The Real Estate Investment Trust, The Aggregate Fixed Income, The Diversified Core Fixed Income, The Intermediate Fixed Income, The Limited-Term Maturity, The Global Fixed Income, The Asset Allocation and The Growth and Income Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. Those securities include, but are not limited to, GNMA certificates. Such securities differ from other fixed-income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

         The Portfolios also may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. To the extent any privately-issued CMOs or REMICs in which the Portfolios may invest are considered by the Commission to be investment companies, the Portfolios will limit their investments in such securities in a manner consistent with the provisions of the 1940 Act.

         The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Portfolio may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

         Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Portfolios may invest.

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% of a Portfolio's net assets.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Each of the Portfolios may invest in such private-backed securities but, the Portfolios, other than The Intermediate Fixed Income Portfolio and The Aggregate Fixed Income Portfolio, will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two (and, in the case of The Growth and Income Portfolio, the four) highest grades by a nationally-recognized statistical rating agency.

         The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio, The Diversified Core Fixed Income Portfolio and The Asset Allocation Portfolio each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

Short-Term Investments

         The short-term investments in which The International Mid-Cap Sub, The Large-Cap Value Equity, The Aggressive Growth, The International Equity, The Small/Mid-Cap Value Equity, The Diversified Core Fixed Income, The Labor Select International Equity, The Real Estate Investment Trust, The Global Fixed Income, The International Fixed Income, The High-Yield Bond, The Global Equity, The Emerging Markets, The Asset Allocation, The Small-Cap Growth Equity and The Growth and Income Portfolios may invest are:

         (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio, in the case of The Large-Cap Value Equity, The Aggressive Growth, The International Equity, The Global Fixed Income and The International Fixed Income Portfolios, and 15% of the total assets of a Portfolio, in the case of The International Mid-Cap Sub, The Small/Mid-Cap Value Equity, The Diversified Core Fixed Income, The Labor Select International Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The High-Yield Bond, The Asset Allocation, The Small-Cap Growth Equity and The Growth and Income Portfolios. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

         A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

         (2) Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by a Portfolio's investment adviser;

         (3) Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by a Portfolio's investment adviser;

         (4) U.S. government securities (see "U.S. Government Securities"); and

         (5) Repurchase agreements collateralized by securities listed above.

         (6) And in the case of The International Mid-Cap Sub Portfolio, bank deposits held by or at the Portfolio's Custodian Bank or one of its sub-custodians.

Investment Company Securities

         Any investments that The International Mid-Cap Sub Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio make in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, or such other investment companies. Under the 1940 Act's current limitations, the Portfolios may not (1) own more than 3% of the voting stock of another investment company; and (2) invest more than 5% of the Portfolio's total assets in the shares of any one investment company; nor, (3) invest more than 10% of the Portfolio's total assets in shares of other investment companies. These percentage limitations also apply to the Portfolio's investments in unregistered investment companies. Each Portfolio in which The Asset Allocation Portfolio invests may not operate as a "fund of funds" by investing in other registered open-end investment companies or registered unit investment trusts that are part of the Delaware Investments family of funds.

Zero Coupon and Pay-In-Kind Bonds

         Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or pay value. PIK bonds pay interest through the issuance to holders of additional securities. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolio's authorized to invest in them. For example, with zero coupon bonds, the Portfolio accrue, and is required to distribute to shareholders, income on such bonds. However, the Portfolio may not receive the cash associated with this income until the bonds are sold or mature. If the Portfolio did not have sufficient cash to make the required distribution of accrued income, the Portfolio could be required to sell other securities in its portfolio or to borrow to generate the cash required.

Concentration

         In applying The International Mid-Cap Sub Portfolio, The Small-Cap Growth Equity Portfolio's, The Growth and Income Portfolio's and The Asset Allocation Portfolio's policy on concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

Risks Associated with the Asset Allocation Portfolio

         The Asset Allocation Portfolio's assets may be primarily invested in a combination of the Portfolios. As a result, the Asset Allocation Portfolio is subject to the same risks as any of the Portfolios in the Fund in which its invests. Moreover, The Asset Allocation Portfolio's investment performance may be directly related to the investment performance of the Portfolios of the Fund held by it. The ability of The Asset Allocation Portfolio to meet its investment objective may thus be directly related to the ability of the Portfolios of the Fund to meet their objectives as well as the allocation among those Portfolios of the fund by Delaware. There can be no assurance that the investment objective of The Asset Allocation Portfolio or any of the Portfolios of the Fund will be achieved.

         Because The Asset Allocation Portfolio and the other Portfolios of the Fund are separately managed, it is possible that certain Portfolios of the Fund in which The Asset Allocation Portfolio invests may be acquiring securities at the same time that other Portfolios of the Fund in which that Portfolio invests are selling the same security. Similarly, it is possible that The Asset Allocation Portfolio may directly acquire a security at the same time that a Portfolio of the Fund in which it invests is selling the same security, or vice versa. This practice could result in higher indirect transactions costs for The Asset Allocation Portfolio, and thus adversely affect The Asset Allocation Portfolio's returns, than would be the case if it were only investing directly in securities.

         Delaware has adopted Asset Allocation Guidelines (the "Guidelines") which govern The Asset Allocation Portfolio's purchases and redemptions of shares of the Portfolios of the Fund. Pursuant to these Guidelines, if the Manager anticipates that The Asset Allocation Portfolio's allocation transaction will disrupt the investment activities of a Portfolio of the Fund, the portfolio managers of the relevant Portfolios will confer on steps to minimize adverse effects on both The Asset Allocation Portfolio and the Portfolio of the Fund, such as staggering the timing and amounts of such allocation transactions. In addition, Delaware will attempt to minimize the number and size of allocation transactions taking place at any one time while attempting to avoid losing investment opportunities for The Asset Allocation Portfolio. As a result, The Asset Allocation Portfolio may, on occasion, be unable to purchase or redeem shares of a Portfolio of the Fund as quickly or in such amounts as they otherwise would in the absence of such Guidelines. Such delays or changes in amounts may decrease the total return and/or increase the volatility of The Asset Allocation Portfolio.

                            ACCOUNTING AND TAX ISSUES

         When The Aggressive Growth Portfolio, either of The Real Estate Investment Trust Portfolios, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio or The Growth and Income Portfolio writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the section of the Portfolio's assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and ask prices. If an option which a Portfolio has written expires on its stipulated expiration date, the Portfolio recognizes a short-term capital gain. If a Portfolio enters into a closing purchase transaction with respect to an option which the Portfolio has written, the Portfolio realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security on foreign currency and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Portfolio for the purchase of a put option is reported in the section of the Portfolio's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and ask prices. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Portfolio exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

Options on Certain Stock Indices

         Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Portfolio at the end of each fiscal year on a broad-based stock index will be required to be "marked to market" for federal income tax purposes. Generally, 60% of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

Other Tax Requirements

         Each Portfolio has qualified or intends to qualify, and each that has qualified intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, a Portfolio will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         In order to qualify as a regulated investment company for federal income tax purposes, each Portfolio must meet certain specific requirements, including:

         (i) The Portfolio must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Portfolio's total assets, and, with respect to 50% of the Portfolio's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Portfolio's total assets. For purposes of the tax diversification test under Subchapter M of the Internal Revenue Code, repurchase agreements constitute securities are not considered to be cash or cash items;

         (ii) The Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) The Portfolio must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years, and

         (iv) The Portfolio must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Portfolio for less than three months ("short-short income"). The Taxpayer Relief Act of 1997 (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Portfolio as a regulated investment company.

         The Code requires the Portfolios to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to a Portfolio) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolios intend as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Portfolio must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Portfolio will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Investment in Foreign Currencies and Foreign Securities

         Certain of the Portfolios are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Portfolio:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Portfolio accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Portfolio actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Portfolio.

         If a Portfolio's Section 988 losses exceed a Portfolio's other net investment company taxable income during a taxable year, a Portfolio generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Portfolio shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Portfolio shares will be treated as capital gain to you.

         The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require a Portfolio to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under a Portfolio's current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, a Portfolio will be required to record a fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of a Portfolio's foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

         The Portfolios may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of a Portfolio at the end of its fiscal year are invested in securities of foreign corporations, a Portfolio may elect to pass-through to you your pro rata share of foreign taxes paid by a Portfolio. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by a Portfolio); and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by a Portfolio at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by a Portfolio). If a Portfolio elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If a Portfolio invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by a Portfolio. In this case, these taxes will be taken as a deduction by a Portfolio, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a Portfolio. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from a Portfolio to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by a Portfolio. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040. You should note that this simplified procedure will not be available until calendar year 1998.

         Investment in Passive Foreign Investment Company securities--The Portfolios may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Portfolio receives an "excess distribution" with respect to PFIC stock, the Portfolio itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by a Portfolio to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Portfolio held the PFIC shares. A Portfolio itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Portfolio taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by a Portfolio. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Portfolio distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.


         A Portfolio may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Portfolio's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Portfolio would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Portfolio were to make this second PFIC election, tax at the Portfolio level under the PFIC rules would generally be eliminated.


         The application of the PFIC rules may affect, among other things, the amount of tax payable by a Portfolio (if any), the amounts distributable to you by a Portfolio, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Portfolio acquires shares in that corporation. While a Portfolio will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by a Portfolio, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce a Portfolio's income available for distribution to you, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital.

                         TRADING PRACTICES AND BROKERAGE

         Pooled Trust, Inc. or Foundation Funds, as applicable, (and, in the case of The International Equity, The International Mid-Cap Sub, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Emerging Markets, The Global Equity and The Diversified Core Fixed Income Portfolios, their investment adviser or sub-adviser) selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where securities either are purchased directly from the dealer or are sold to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, Pooled Trust, Inc. or Foundation Funds pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department (and, in the case of The International Equity, The International Mid-Cap Sub, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Emerging Markets, The Global Equity and The Diversified Core Fixed Income Portfolios, their investment adviser or sub-adviser) as to rates paid and charged for similar transactions throughout the securities industry. In some instances, Pooled Trust, Inc. pays a minimal share transaction cost when the transaction presents no difficulty.

         Securities transactions for The International Equity, The International Mid-Cap Sub, The Labor Select International Equity, The Global Equity, The Emerging Markets, The Global Fixed Income, The International Fixed Income, The High Yield Bond, The Real Estate Investment Trust and The Diversified Core Fixed Income Portfolios may be effected in foreign markets which may not allow negotiation of commissions or where it is customary to pay fixed rates.

         During the fiscal years ended October 31, 1995, 1996 and 1997, the aggregate dollar amounts of brokerage commissions paid by the Portfolios listed below amounted to the following:

                                                              1998                1997                1996
                                                              ----                ----                ----
     The Large Cap Value Equity Portfolio                                        $137,685           $117,326
     The Aggressive Growth Portfolio                                              $66,754            $26,361
     The International Equity Portfolio                                          $618,700           $398,781
     The Global Fixed Income Portfolio
     The Labor Select International Equity Portfolio (1)                          $72,413                N/A
     The Real Estate Investment Trust Portfolio (2)                              $111,633           $122,865
     The Emerging Markets Portfolio (3)                                           $92,535                N/A
     The Global Equity Portfolio (4)                                               $5,176                N/A

         (1)   Commenced operations on December 19, 1995.
         (2)   Commenced operations on December 6, 1995.
         (3)   Commenced operations on April 14, 1997.
         (4)   Commenced operations on October 15, 1997.

         The investment advisers or sub-advisers may allocate out of all commission business generated by all of the Portfolios and accounts under management by them, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the investment advisers in connection with their investment decision-making process with respect to one or more funds and accounts they manage, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended October 31, 1998, portfolio transactions of the following Portfolios in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:

                                                                   Portfolio Transactions     Brokerage Commissions
                                                                           Amounts                   Amounts

         The Large Cap Value Equity Portfolio
         The Aggressive Growth Portfolio
         The International Equity Portfolio
         The Labor Select International Equity Portfolio
         The Real Estate Investment Trust Portfolio
         The Emerging Markets Portfolio (1)

         (1)  Commenced operations on April 14, 1997.

         As provided in the Securities Exchange Act of 1934 and each Portfolio's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, Pooled Trust, Inc. believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the investment advisers which constitute in some part brokerage and research services used by the investment advisers in connection with their investment decision-making process and constitute in some part services used by them in connection with administrative or other functions not related to their investment decision-making process. In such cases, the investment advisers will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to their investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to Pooled Trust, Inc. and to other funds in the Delaware Investments family. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the Portfolios receiving the pricing service.

         Combined orders for two or more accounts or funds engaged in the purchase or sale of the same security may be placed if the judgment is made that joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the investment advisers, the Board of Directors of Pooled Trust, Inc. and the Board of Trustees of Foundation Funds that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, orders may be placed with broker/dealers that have agreed to defray certain Portfolio expenses, such as custodian fees.

         Subject to best price and execution, Portfolio orders may be placed with qualified broker/dealers who recommend the Fund's Portfolios or who acts as agents in the purchase of shares of the Portfolios for their clients.

Portfolio Turnover

         Portfolio trading will be undertaken principally to accomplish each Portfolio's objective in relation to anticipated movements in the general level of interest rates. A Portfolio is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. A Portfolio will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such a turnover always will be incidental to transactions undertaken with a view to achieving a Portfolio's investment objective.

         The degree of portfolio activity may affect brokerage costs of a Portfolio and taxes payable by a Portfolio's shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Portfolio's securities at the beginning of the year were replaced by the end of the year. In investing for capital appreciation, a relevant Portfolio may hold securities for any period of time. Portfolio turnover will also be increased by The Aggressive Growth Portfolio, either of The Real Estate Investment Trust Portfolios, The International Equity Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio, if the Portfolio writes a large number of call options which are subsequently exercised. To the extent a Portfolio realizes gains on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to a Portfolio at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Portfolio shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes.

         Under normal circumstances: (1) the annual portfolio turnover rate of The International Equity Portfolio is not expected to exceed 150%; (2) the annual portfolio turnover rate of The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Limited-Term Maturity Portfolio is not expected to exceed 200%; (3) the annual portfolio turnover rate of The Large-Cap Value Equity Portfolio, The Aggressive Growth Portfolio, The Small/Mid-Cap Value Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Emerging Markets

Portfolio, The Global Equity Portfolio, The High-Yield Bond Portfolio, The International Mid-Cap Sub Portfolio, The Growth and Income Portfolio and The Asset Allocation Portfolio is not expected to exceed 100%; (4) the annual portfolio turnover rate of The Intermediate Fixed Income Portfolio and The Aggregate Fixed Income Portfolio is not expected to exceed 250%; (5) the annual portfolio turnover rate of The Diversified Core Fixed Income Portfolio is not expected to exceed 50%; and (6) the annual portfolio turnover rate of The Small-Cap Growth Equity Portfolio is expected to be 100%. The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Portfolio during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The portfolio turnover rates of the following Portfolios for the past two fiscal years were as follows:

                                                                          October 31, 1998        October 31, 1997
             The Large Cap Value Equity Portfolio                                                              73%
             The Aggressive Growth Portfolio                                                                  117%
             The International Equity Portfolio                                                                 8%
             The Global Fixed Income Portfolio                                                                114%
             The Labor Select International Equity Portfolio(1)                                                11%
             The Real Estate Investment Trust Portfolio (2)                                                    58%
             The Intermediate Fixed Income Portfolio (3)                                                      205%
             The High-Yield Bond Portfolio (4)                                                                281%*
             The International Fixed Income Portfolio (5)                                                     145%*
             The Emerging Markets Portfolio (6)                                                                46%*
             The Global Equity Portfolio (7)                                                                    0%

                  *Annualized
                  (1)   Commenced operations on December 19, 1995.
                  (2)   Commenced operations on December 6, 1995.
                  (3)   Commenced operations on March 12, 1996.
                  (4)   Commenced operations on December 2, 1996.
                  (5)   Commenced operations on April 11, 1997.
                  (6)   Commenced operations on April 14, 1997.
                  (7)   Commenced operations on October 15, 1997.


                                PURCHASING SHARES

         The following supplements the disclosure provided in the Portfolios' Prospectuses.

         Delaware Distributors, L.P. serves as the national distributor for each Portfolio's shares. See the related Prospectus for information on how to invest. Pooled Trust, Inc. or Foundation Funds, as applicable, reserves the right to suspend sales of Portfolio shares, and reject any order for the purchase of Portfolio shares if in the opinion of management such rejection is in the Portfolio's best interest.

         Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares of The Real Estate Investment Trust Portfolio, in the case of The International Mid-Cap Sub Portfolio shares, or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained on behalf of Pooled Trust, Inc. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Pooled Trust, Inc. or Foundation Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Portfolios for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Purchasing Shares (The Real Estate Investment Trust Portfolio class of The Real Estate Investment Trust Portfolio and all other Portfolios)
         Shares of each Portfolio are sold on a continuous basis directly to institutions and high net-worth individuals at the net asset value next determined after the receipt of a purchase order and a Federal Funds wire as described more fully in the related Prospectus. In addition, for purchases of shares in The Emerging Markets Portfolio, a purchase reimbursement fee of 0.75% of the dollar amount invested is charged to investors and paid to the Portfolio to help defray expenses of investing purchase proceeds. For The International Mid-Cap Sub Portfolio, the purchase reimbursement fee is equal to 0.60% of the dollar amount invested and for The Global Equity Portfolio, the purchase reimbursement fee is equal to 0.40% of the dollar amount invested. In lieu of paying that fee, an investor in The International Mid-Cap Sub Portfolio or The Global Equity Portfolio may elect, subject to agreement by DIA Ltd., to invest by a contribution of in-kind securities or may follow another procedure that has the same economic impact on the Portfolio and its shareholders, in which case the purchase reimbursement fee will not apply. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE." The minimum for initial investments is $1,000,000 for each Portfolio. There are no minimums for subsequent investments. See the related Prospectus for special purchase procedures and requirements that may be applicable to prospective investors in The International Equity Portfolio and The Global Equity Portfolio. At such time as Pooled Trust, Inc. receives appropriate regulatory approvals to do so in the future, under certain circumstances, Pooled Trust, Inc. may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware to make investments in the Portfolios by a contribution of securities in-kind to such Portfolios.

Purchasing Shares (REIT Fund A, B, C and Institutional Classes of The Real Estate Investment Trust Portfolio)

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Investments fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Classes, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Equity Funds I, Inc. will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Equity Funds I, Inc. reserves the right to reject any order for the purchase of its shares of either Fund if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Portfolio can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Portfolio reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Portfolio also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         The Portfolio also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASD has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Equity Funds I, Inc. and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed within two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in the Portfolio's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Equity Funds I, Inc. for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Portfolio for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Portfolios, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares - Delaware Balanced Fund and Devon Fund
         Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
         As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of the Portfolio. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of the Portfolio, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Portfolio to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of the Portfolio acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.


Plans Under Rule 12b-1

         Pursuant to Rule 12b-1 under the 1940 Act, Pooled Trust, Inc. has adopted a separate plan for each of Class A Shares, the Class B Shares and the Class C Shares of The Real Estate Investment Trust Portfolio (the "Plans"). Each Plan permits the Portfolio to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies.

         The Plans permit the Portfolio, pursuant to the Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Portfolio may make payments out of the assets of Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by the Portfolio under the Plans, and the Portfolio's Distribution Agreement, is on an annual basis up to 0.30% of Class A Shares' average daily net assets for the year, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of Class B Shares' and Class C Shares' average daily net assets for the year. Pooled Trust, Inc.'s Board of Directors may reduce these amounts at any time. Pursuant to Board action, the maximum aggregate fee payable by Class A Shares is 0.25%.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the

Classes may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement, as amended, have been approved by the Board of Directors of Pooled Trust, Inc., including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of Pooled Trust, Inc. and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Directors in the same manner, as specified above.

         Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, the Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Class, as well as by a majority vote of those directors who are not "interested persons." With respect to the Class A Share Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of Pooled Trust, Inc. having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of Pooled Trust, Inc. must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

         Subject to pending amendments to the NASD's Conduct Rules, in connection with the promotion of Delaware Investments fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Conduct Rules will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Conduct Rules as they may be amended.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Portfolio; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or
(ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of the Portfolio in the Delaware Investments family and such employer has properly represented to, and received written confirmation back from, Retirement Financial Services, Inc. in writing that it has the requisite number of employees. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Investors in Delaware Investments Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Investments family at net asset value.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to the Portfolio account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.
         Equity Funds I, Inc. must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares - Delaware Balanced Fund and Devon Fund

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Equity Funds I, Inc. which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Portfolio and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Portfolio and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Portfolio, as well as shares of any other class of any of the other Delaware Investments funds (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Investments fund holdings.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Portfolio, as well as shares of any other class of any of the other Delaware Investments funds which offer such classes (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be $475. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares of the Portfolio (and of Institutional Classes holding shares which were acquired through an exchange from one of the other mutual funds in Delaware Investments offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of that Fund or in Class A Shares of any of the other funds in the Delaware Investments family, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B Shares or Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to the Portfolio in which the investor does not then have an account will be treated like all other initial purchases of the Portfolio's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Portfolio' shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) in connection with the features described above.

Group Investment Plans
         Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table on page 00, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase.

         The Limited CDSC is applicable to any redemptions of net asset value purchases made on behalf of any group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Institutional Class
         The Institutional Class of the Portfolio is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Class A, B or C in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of Institutional Class are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Class at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Portfolio, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Portfolio in which the investor does not then have an account will be treated like all other initial purchases of the Portfolio's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Portfolio, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of the Portfolio. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Portfolio's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of the Portfolio may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of the Portfolio are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of the Portfolio are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of the Portfolio and Class C Shares of the Portfolio acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Portfolio acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Portfolio.

         Permissible exchanges into Class A Shares of the Portfolio will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Portfolio will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for the Portfolio to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to the Portfolio from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Portfolio may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. Either Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Pooled Trust, Inc. for proper instructions.

MoneyLine (SM) On Demand
         You or your investment dealer may request purchases of Fund shares by phone using MoneyLine (SM) On Demand. When you authorize the Portfolio to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Portfolios do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in Class A, B and C Shares through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Class A, B and C Shares may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Class A, B and C Shares Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or

403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

 Asset Planner
         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Portfolio and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans
         An investment in the Reit Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange in the Prospectus for the Fund Classes for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Class, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares. Individual Retirement Account ("IRA") A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs
         An individual can contribute up to $2,000 in his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan. Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 is still available if the taxpayer's AGI is below $30,000 ($50,000 for taxpayers filing joint returns) for years beginning after December 31, 1997. A partial deduction is allowed for married couples with income between $50,000 and $60,000, and for single individuals with incomes between $30,000 and $40,000. These income phase-out limits reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 for each working spouse and defer taxes on interest or other earnings from the IRAs.

         Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 per year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $2,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply. If the conversion is done prior to January 1, 1999, then the income from the conversion can be included in income ratably over a four-year period beginning with the year of conversion.

Education IRAs
         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary. The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiaries, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.

         This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any other individual.

         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includible in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher educations expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

                 DETERMINING OFFERING PRICE AND NET ASSET VALUE

         The Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio and all other Portfolios

         Orders for purchases of shares of a Portfolio are effected at the net asset value of that Portfolio next calculated after receipt of the order by Pooled Trust, Inc. and Federal Funds wire by the Portfolio's Custodian Bank, plus in the case of The International Mid-Cap Sub Portfolio, The Emerging Markets Portfolio and the Global Equity Portfolio, any applicable purchase reimbursement fee equal to 0.60%, 0.75% and 0.40%, respectively, of the dollar amount invested. In the case of The International Mid-Cap Sub Portfolio, in certain circumstances, orders for the purchase of shares placed by or at the direction of DIA Ltd. on behalf of its institutional separate account clients will be effected at the net asset value of The International Mid-Cap Sub Portfolio next calculated after receipt of the order and satisfactory assurances regarding payment of the purchase price. The purchase price may be paid either in cash upon settlement of a corresponding sale of client securities held outside of the Portfolio through an in-kind transfer, through an alternative method arranged through the client's custodian, or any other method reasonably acceptable to Pooled Trust, Inc.

         Net asset value is computed at the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time, on days when the New York Stock Exchange is open and an order to purchase or sell shares of a Portfolio has been received or is on hand, having been received since the last previous computation of net asset value. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, Pooled Trust, Inc. and Foundation Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         Class A, B and C Shares and Institutional Class Shares of The Real Estate Investment Trust Portfolio

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by Pooled Trust, Inc., its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreements. Orders for purchases of Class B Shares, Class C Shares and the Institutional Classes are effected at the net asset value per share next calculated after receipt of the order by the Fund, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, Pooled Trust, Inc. will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         Each Class will bear, pro-rata, all of the common expenses of the Portfolio. The net asset values of all outstanding shares of each Class will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Portfolio represented by the value of shares of that Class. All income earned and expenses incurred by the Portfolio will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Portfolio represented by the value of shares of such Classes, except that the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of The Real Estate Investment Trust Portfolio may vary. However, the net asset value per share of each Class is expected to be equivalent.

                                      * * *

         The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price that is considered to best represent fair value within a range not in excess of the current ask prices nor less than the current bid prices. Domestic over-the-counter equities, domestic equity securities that are not traded and U.S. government securities (and those of its agencies and instrumentalities) are priced at the mean of the bid and ask price.

         Bonds and other fixed-income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed-income securities, which is accrued daily. In addition, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted mean price or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted mean price will be used. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

         Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and ask prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Board of Directors or Trustees, as applicable.

         The securities in which The International Equity Portfolio, The International Mid-Cap Sub Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio and The Global Equity Portfolio

(as well as The Real Estate Investment Trust Portfolios, The High-Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio, to the limited extent described in the Prospectus) may invest from time to time may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as holidays or Saturday). As a result, the net asset value of those Portfolios may be significantly affected by such trading on days when shareholders have no access to the Portfolios.

         For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and ask prices of such currencies against the U.S. dollar as provided by an independent pricing service or any major bank, including the Custodian Banks. Forward foreign currency contracts are valued at the mean price of the contract. Interpolated values will be derived when the settlement date of the contract is on an interim period for which quotations are not available. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated into U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.

                             REDEMPTION AND EXCHANGE

         The following supplements the disclosure provided in Pooled Trust, Inc.'s Prospectuses.

         The Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio and all other Portfolios

         Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by any Portfolio for redemptions, except that shareholders that redeem shares of The International Mid-Cap Sub-Portfolio, The Emerging Markets Portfolio and The Global Equity Portfolio are assessed by the relevant Portfolio a redemption reimbursement fee of 0.50%, 0.75% and 0.30%, respectively. Payment for shares redeemed or repurchased may be made either in cash or in-kind, or partly in cash and partly in-kind. If a redemption of shares is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed. Any portfolio securities paid or distributed in-kind would be valued as described in "DETERMINING OFFERING PRICE AND NET ASSET VALUE." Subsequent sales by an investor receiving a distribution in-kind could result in the payment of brokerage commissions. Payment for shares redeemed ordinarily will be made within three business days, but in no case later than seven days, after receipt of a redemption request in good order. See "REDEMPTION OF SHARES" in the related Prospectus for special redemption procedures and requirements that may be applicable to shareholders in The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Global Equity Portfolio. Under certain circumstances, eligible investors who have an existing investment counseling relationship with Delaware Investment Advisers or Delaware International will not be subject to Pooled Trust, Inc.'s in-kind redemption requirements until such time as Pooled Trust, Inc. or Foundation Funds, as applicable, receives appropriate regulatory approvals to permit such redemptions for the account of such investors.

         Pooled Trust, Inc. and Foundation Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which Pooled Trust, Inc. is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Portfolio during any 90-day period for any one shareholder.

         The value of a Portfolio's investments is subject to changing market prices. Redemption proceeds may be more or less than the shareholder's cost depending upon the market value of the Portfolio's securities. Thus, a shareholder redeeming shares of a Portfolio may, if such shareholder is subject to federal income tax, sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Small Accounts

         Due to the relatively higher cost of maintaining small accounts, Pooled Trust, Inc. and Foundation Funds reserves the right to redeem Portfolio shares in any of its accounts at the then-current net asset value if as a result of redemption or transfer a shareholder's investment in a Portfolio has a value of less than $500,000. However, before Pooled Trust, Inc. redeems such shares and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than $500,000 and will be allowed 90 days from that date of notice to make an additional investment to meet the required minimum. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption.

                                      * * *

         Pooled Trust, Inc. and Foundation Funds has available certain redemption privileges, as described below. They are unavailable to shareholders of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Global Equity Portfolio whose redemptions trigger the special in-kind redemption procedures. See the related Prospectus. The Portfolios reserve the right to suspend or terminate these expedited payment procedures at any time in the future.


         Expedited Telephone Redemptions

         Shareholders wishing to redeem shares for which certificates have not been issued may call Pooled Trust, Inc. at (1-800-231-8002) prior to 4 p.m., Eastern time, and have the proceeds mailed to them at the record address. Redemptions involving The Asset Allocation Portfolio will be forwarded to Foundation Funds. Checks payable to the shareholder(s) of record will normally be mailed three business days, but no later than seven days, after receipt of the redemption request.

         In addition, redemption proceeds can be transferred to your predesignated bank account by wire or by check by calling Pooled Trust, Inc., as described above. The Telephone Redemption Option on the Account Registration Form must have been elected by the shareholder and filed with Pooled Trust, Inc. before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

         1. Payment By Wire: Request that Federal Funds be wired to the bank account designated on the Account Registration Form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is no charge for this service. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the Portfolio to the shareholder's bank account.

         2. Payment by Check: Request a check be mailed to the bank account designated on the Account Registration Form. Redemption proceeds will normally be mailed three business days, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it. If expedited payment under these procedures could adversely affect a Portfolio, Pooled Trust, Inc.
or as applicable, Foundation Funds may take up to seven days to pay the shareholder.

         To reduce the risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the Account Registration Form. If a shareholder wishes to change the bank account designated for such redemption, a written request in accordance with the instructions set forth in the Prospectus will be required.

         Exchange Privilege

         Shares of each Portfolio may be exchanged for shares of any other Portfolio or for the institutional classes of the other funds in the Delaware Investments family. Exchange requests should be sent to Delaware Pooled Trust, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 Attn:
Client Services. Exchanges involving The Asset Allocation Portfolio will be forwarded to Foundation Funds.

         Any such exchange will be calculated on the basis of the respective net asset values of the shares involved and will be subject to the minimum investment requirements noted above. There is no sales commission or charge of any kind, except for the special purchase and redemption reimbursement fees for exchanges involving shares of The International Mid-Cap Sub Portfolio, The Emerging Markets Portfolio and The Global Equity Portfolio. See Exchange Privilege under Shareholder Services in the related Prospectus. The shares of a Portfolio into which an exchange is made, if necessary, must be authorized for sale in the state in which the investor is domiciled. Before making an exchange, a shareholder should consider the investment objectives of the Portfolio to be purchased.

         Exchange requests may be made either by mail, FAX message or by telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by Pooled Trust, Inc. or, as applicable, Foundation Funds for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m., Eastern time, for the Portfolios will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors or Trustees, as applicable, to assure that such exchanges do not disadvantage a Portfolio and its shareholders. Exchanges into and out of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Global Equity Portfolio shall be subject to the special purchase and redemption procedures identified in sections of the related Prospectus entitled Purchase of Shares and Redemption of Shares.

         For federal income tax purposes, an exchange between Portfolios is a taxable event for shareholders subject to federal income tax, and, accordingly, a gain or loss may be realized. Pooled Trust, Inc. and Foundation Funds reserves the right to suspend or terminate or amend the terms of the exchange privilege upon 60 days' written notice to client shareholders.

                                      * * *

         Neither Pooled Trust, Inc., Foundation Funds, the Portfolios nor the Portfolios' transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such telephone transactions, Pooled Trust, Inc. or, as applicable, Foundation Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as if it does not, Pooled Trust, Inc., Foundation Funds or Delaware Service Company, Inc. may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Class A, B and C Shares and Institutional Class Shares of The Real Estate Investment Trust Portfolio

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of the Portfolio and all exchanges of shares constitute taxable events. [See Taxes.] Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Portfolio receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Portfolio will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. The Portfolio may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Portfolio shares, the Distributor, acting as agent of the Portfolio, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Portfolio, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset

Value. The Portfolio and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Portfolio shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Portfolio or certain other authorized persons (see Distribution and Service under Investment Management Agreements); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         The Portfolio will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Portfolio will honor redemption requests as to shares for which a check was tendered as payment, but the Portfolio will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Portfolio reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Porfolio will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Portfolio or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practical, or it is not reasonably practical for the Portfolio fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Portfolio may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Pooled Trust, Inc. has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder.

         The value of the Portfolio's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Portfolio may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there is currently a $7.50 bank wiring cost, neither the Portfolio nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Portfolio, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Portfolio for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
         You can write to the Portfolio at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Portfolio require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). The Portfolio reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Portfolio may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to the Portfolio (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A

Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. The Portfolio reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Portfolio by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Portfolio nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Portfolio will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. First Union National Bank's fee (currently $7.50) will be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Portfolio, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Portfolio reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine (SM) On Demand
         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine (SM) On Demand. When you authorize the Portfolio to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions. See MoneyLine (SM) On Demand under Investment Plans.

Right to Refuse Timing Accounts
         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Portfolio will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. The Portfolio reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges
         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Balanced Fund,
(4) Limited-Term Government Fund, (5) USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. The Portfolio reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         The Portfolio also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Portfolio and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Portfolios do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Portfolio's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Portfolio reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Portfolio does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for Institutional Classes. Shareholders should consult with their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Portfolio or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under
Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits;
(vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the
Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         In addition, the CDSC will be waived on Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

                    DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

         Each Portfolio has qualified or intends to qualify, and each that has qualified intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, a Portfolio will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         The policy of Pooled Trust, Inc. and Foundation Funds, as applicable, is to distribute substantially all of each Portfolio's net investment income and any net realized capital gains in the amount and at the times that will avoid any federal income or excise taxes. All dividends and capital gains distributions of accounts in REIT Fund Institutional Class shall be automatically reinvested in the Class. For all other Portfolios and Classes of The Real Estate Investment Trust Portfolio, shareholders may elect to receive dividends and capital gains distributions in cash, otherwise, all such dividends and distributions will be automatically reinvested in the Portfolios. The amounts of any dividend or capital gains distributions cannot be predicted.

         All dividends out of net investment income, together with distributions from short-term capital gains, will be taxable to those shareholders who are subject to income taxes as ordinary income. (These distributions may be eligible for the dividends-received deductions for corporations.) Any net long-term capital gains distributed to those shareholders who are subject to income tax will be taxable as such, regardless of the length of time a shareholder has owned their shares. Of the dividends paid by The Large-Cap Value Equity Portfolio and The Real Estate Investment Trust Portfolio for the fiscal year ended October 31, 1997, 40% and 62%, respectively, were eligible for the dividends-received deduction for corporations. For the fiscal year ended October 31, 1997, no portion of the dividends paid by The Aggressive Growth Portfolio qualified for the dividends-received deduction.

         Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders who are subject to tax.

         Each Portfolio is treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

         Each year, Pooled Trust, Inc. or, as applicable, Foundation Funds will mail information to investors on the amount and tax status of each Portfolio's dividends and distributions. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

         Each class of shares of The Real Estate Investment Trust Portfolio will share proportionately in the investment income and expenses of the Portfolio, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 plans.

                                      TAXES

         The following supplements the tax disclosure provided in the Prospectuses.

         Under the Taxpayer Relief Act of 1997 (the "1997 Act"), as revised by the 1998 Act, the Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

              "Pre-Act long-term capital gains": securities sold by a Portfolio before May 7, 1997, that were held for more than 12 months. These gains will be taxable to individual investors at a maximum rate of 28%.

              "Mid-term capital gains" or "28 percent rate gain": securities sold by a Portfolio after July 28, 1997 that were held more than one year but not more than 18 months. These gains will be taxable to individual investors at a maximum rate of 28%.

              "1997 Act long-term capital gains" or "20 percent rate gain": securities sold by the Fund between May 7, 1997 and July 28, 1997 that were held for more than 12 months, and securities sold by the Fund after July 28, 1997 that were held for more than 18 months. As revised by the 1998 Act, this rate applies to securities held for more than 12 months for tax years beginning after December 31, 1997. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

              "Qualified 5-year gains": For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rate brackets, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares (any loss is disallowed) in order to qualify such shares as qualified 5-year property as though purchased after December 31, 2000. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the 5 year holding period.

         A portion of each Portfolio's dividends may qualify for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends paid by a Portfolio that so qualifies will be designated each year in a notice mailed to a Portfolio's shareholders, and cannot exceed the gross amount of dividends received by a Portfolio from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of a Portfolio if the Portfolio was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Under the 1997 Act, the amount that a Portfolio may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by a Portfolio were debt-financed or held by a Portfolio for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date, then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

         Shareholders will be notified annually by Pooled Trust, Inc. as to the federal income tax status of dividends and distributions paid by their Portfolio.

         In addition to the federal taxes described above, shareholders may or may not be subject to various state and local taxes. Because shareholders' state and local taxes may be different than the federal taxes described above, shareholders should consult their own tax advisers. Each year the Fund will mail to you information on the amount and tax status of each Portfolio's dividends and distribution.

         See also Other Tax Requirements under Accounting and Tax Issues in this Part B.

                               VALUATION OF SHARES

         The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of the close of regular trading on the NYSE on each day the NYSE is open for business. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price that is considered to best represent fair value within a range not in excess of the current asked price nor less than the current bid prices. Domestic equity securities traded over-the-counter, domestic equity securities which are not traded on the valuation date and U.S. government securities are priced at the mean of the bid and ask price.

         Bonds and other fixed-income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. In addition, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted mean price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted mean price will be used. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

         Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and ask prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Fund's Board of Directors. The securities in which The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity and The Emerging Markets Portfolios (and, to a limited extent, The Real Estate Investment Trust, The Diversified Core Fixed Income, The High-Yield Bond, The Asset Allocation, The Small-Cap

Growth Equity and The Growth and Income Portfolios) may invest from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of those Portfolios may be significantly affected by such trading on days when shareholders have no access to the Portfolios.

         For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and ask price of such currencies against the U.S. dollar as provided by an independent pricing service or any major bank, including the Custodian Banks. Forward foreign currency contracts are valued at the mean price of the contracts. Interpolated values will be derived when the settlement date of the contract is on an interim period for which quotations are not available.

         Futures Contracts and Stock Options

         (The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolios, The Emerging Markets Portfolio, The Global Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio)

         The Aggressive Growth Portfolio's, The Real Estate Investment Trust Portfolios', The Emerging Markets Portfolio's, The Global Equity Portfolio's, The Diversified Core Fixed Income Portfolio's, The Asset Allocation Portfolio's, The Small-Cap Growth Equity Portfolio's and The Growth and Income Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. For example, certain positions held by a Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on such day, and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Portfolio that substantially diminish its risk of loss with respect to other positions in a Portfolio will constitute "straddles," which are subject to special tax rules that may cause deferral of the Portfolio's losses, adjustments in the holding periods of Portfolio securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which could alter the effects of these rules. The Portfolios will limit their activities in options and futures contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

         Forward Currency Contracts

         (The International Equity Portfolio, The International Mid-Cap Sub Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The Emerging Markets Portfolio, The International Fixed Income Portfolio, The Global Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio)

         The International Equity Portfolio, The International Mid-Cap Sub Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio will be required for federal income tax purposes to recognize any gains and losses on forward currency contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a forward currency contract is considered to be ordinary income or loss. Furthermore, forward currency futures contracts which are intended to hedge against a change in the value of securities held by these Portfolios may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

         Special tax considerations also apply with respect to foreign investments of these Portfolios. For example, certain foreign exchange gains and losses (including exchange gains and losses on forward currency contracts) realized by the Portfolio will be treated as ordinary income or losses.

         State and Local Taxes

         Shares of Pooled Trust, Inc. are exempt from Pennsylvania county personal property tax.

                        INVESTMENT MANAGEMENT AGREEMENTS

         Delaware Management Company ("Delaware"), One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to The Large-Cap Value Equity, The Aggressive Growth, The Intermediate Fixed Income, The Aggregate Fixed Income, The Limited-Term Maturity, The Small/Mid-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation, The Small-Cap Growth Equity and The Growth and Income Portfolios, subject to the supervision and direction of Board of Directors or Trustees of Pooled Trust, Inc. or, as applicable, Foundation Funds. Delaware International Advisers Ltd. ("Delaware International"), Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes similar services to The International Equity, The International Mid-Cap Sub Portfolio, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Emerging Markets and The Global Equity Portfolios, and provides sub-advisory services to The Diversified Core Fixed Income Portfolio subject to the supervision and direction of Pooled Trust, Inc.'s Board of Directors. Lincoln Investment Management, Inc. ("Lincoln") serves as sub-adviser to Delaware with respect to The Real Estate Investment Trust Portfolios. Lincoln's address is 200
E. Berry Street, Fort Wayne, Indiana 46802.

         Delaware and its predecessors have been managing the funds in the Delaware Investments family since 1938. On October 31, 1998, Delaware and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $00 billion in assets in the various institutional or separately managed (approximately $00,000,000,000) and investment company ($00,000,000,000) accounts.

         Lincoln (formerly Lincoln National Investment Management Company) was incorporated in 1930. As of October 31, 1998, Lincoln had approximately $00 billion in assets under management.

         The Investment Management Agreements for The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Intermediate Fixed Income, The Limited-Term Maturity, The International Equity, The Global Fixed Income and The International Fixed Income Portfolios are each dated April 3, 1995 and were approved by shareholders on March 29, 1995. The Investment Management Agreements for The Small/Mid-Cap Value Equity, The Labor Select International Equity, The Real Estate Investment Trust and The High-Yield Bond Portfolios are each dated November 29, 1995 and were approved by the initial shareholders on November 30, 1995. The Sub-Advisory Agreement for The Real Estate Investment Trust Portfolio is dated November 29, 1995 and was approved by the initial shareholder on November 30, 1995. The Investment Management Agreement for The Emerging Markets Portfolio is dated April 14, 1997 and was approved by the initial shareholder on that date. The Investment Management Agreements for The Global Equity Portfolio and The Real Estate Investment Trust Portfolio II are both dated October 14, 1997 and were approved by the initial shareholder as of October 14, 1997; the Sub-Advisory Agreement between Delaware and Lincoln is dated as of October 14, 1997 and was approved by the initial shareholder on that date. The Investment Management Agreements for The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio are each dated December 24, 1997 and were approved by the initial shareholders on that date. The Sub-Advisory Agreement between Delaware and Delaware International relating to the Diversified Core Fixed Income Portfolio is dated December 24, 1997 and was approved by the initial shareholder on that date. The Investment Management Agreements for The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio are each dated August 31, 1998 and were approved by the initial shareholder on that date. The Investment Management Agreement for The International Mid-Cap Sub Portfolio is dated December 23, 1998 and will be approved by the initial shareholder prior to commencement of operations.

         Each such Agreement has an initial term of two years and may be renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or Trustees, as applicable, or by vote of a majority of the outstanding voting securities of the Portfolio, and only if the terms of the renewal thereof have been approved by the vote of a majority of the directors or trustees of Pooled Trust, Inc. or Foundation Funds who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the directors of Pooled Trust, Inc., the trustees of Foundation Funds or by the investment adviser. Each Agreement will terminate automatically in the event of its assignment.

         As compensation for the services to be rendered under their advisory agreements, Delaware or, as relevant, Delaware International is entitled to an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets for the quarter:

                    Portfolio                                          Rate

    The Large-Cap Value Equity Portfolio                               0.55%
    The Mid-Cap Growth Equity Portfolio                                0.80%
    The International Equity Portfolio                                 0.75%
    The International Mid-Cap Sub Portfolio                            0.75%*
    The Small/Mid-Cap Value Equity Portfolio                           0.75%
    The Labor Select International Equity Portfolio                    0.75%
    The Real Estate Investment Trust Portfolio                         0.75%**
    The Real Estate Investment Trust Portfolio II                      0.75%**
    The Intermediate Fixed Income Portfolio                            0.40%
    The Aggregate Fixed Income Portfolio                               0.40%
    The Limited-Term Maturity Portfolio                                0.30%
    The Global Fixed Income Portfolio                                  0.50%
    The International Fixed Income Portfolio                           0.50%
    The High-Yield Bond Portfolio                                      0.45%
    The Emerging Markets Portfolio                                     1.20%***
    The Global Equity Portfolio                                        0.75%****
    The Diversified Core Fixed Income Portfolio                        0.43%****
    The Asset Allocation Portfolio                                     0.05%
    The Small-Cap Growth Equity Portfolio                              0.75%
    The Growth and Income Portfolio                                    0.55%

* DIA Ltd., the investment adviser to The International Mid-Cap Sub Portfolio, has elected voluntarily to waive that portion, if any, of its annual Investment Advisory Fee to the extent necessary to limit the "Total Fund Operating Expenses" of The Portfolio (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to 0.85% of The Portfolio's average net assets, on an annualized basis during the period from the commencement of operations through October 31, 1999.

** Delaware has entered into a sub-advisory agreement with Lincoln with respect to The Real Estate Investment Trust Portfolios. As compensation for its services as sub-adviser to Delaware, Lincoln is entitled to receive a sub-advisory fee equal to 30% of the investment management fee under Delaware's Investment Management Agreement with Pooled Trust, Inc. on behalf of the Portfolio.

*** Delaware International has elected voluntarily to limit its annual Investment Advisory Fee to no more than 1.00% of The Emerging Markets Portfolio's average daily net assets during the period from October 1, 1997 through April 1999. The effect of the current fee waiver of 1.55% with respect to "Total Operating Expenses" and the 1.00% fee limitation with respect to The Emerging Markets Portfolio is that the annual Investment Advisory Fee paid to Delaware International on behalf of that Portfolio will be an amount equal to the lesser of 1.00% or the amount necessary to limit "Total Operating Expenses" of the Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to no more than 1.55% of average net assets, on an annualized basis. Delaware International has also voluntarily agreed that the annual Investment Advisory Fee payable to Delaware International on behalf of The Emerging Markets Portfolio will not exceed 1.00% unless shareholders of the Portfolio have been notified of the change to the 1.00% fee limitation at least one year in advance of such increase.

**** Delaware has entered into sub-advisory agreements with Delaware
     International with respect to The Global Equity Portfolio and The Diversified Core Fixed Income Portfolio. As compensation for its services as sub-adviser to Delaware, Delaware International is entitled to receive sub-advisory fees equal to 50% of the investment management fees under Delaware's Investment Management Agreement with Pooled Trust, Inc. on behalf of The Global Equity Portfolio. With respect to The Diversified Core Fixed Income Portfolio, as compensation for Delaware International's services as sub-adviser to Delaware, Delaware International is entitled to receive sub-advisory fees from Delaware an amount equal to the management fee paid to Delaware times a ratio; the numerator of which is the average daily net assets represented by foreign assets and the denominator of which is the average daily net assets of The Diversified Core Fixed Income Portfolio, such amount to be calculated at the same time and measured over the same period as the management fee.

      Out of the investment advisory fees to which they are otherwise entitled, Delaware and Delaware International pay their proportionate share of the fees paid to unaffiliated directors by Pooled Trust, Inc., except that Delaware International will make no such payments out of the fees it receives from managing The International Fixed Income, The Emerging Markets, The Labor Select International Equity, The International Mid-Cap Sub Portfolio and The Global Equity Portfolios, and Delaware will make no such payments out of the fees it receives from managing The Small/Mid-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Diversified Core Fixed Income, The Asset Allocation, The Small-Cap Growth Equity and The Growth and Income Portfolios.

      Delaware, or as applicable Delaware International, has elected voluntarily to waive that portion, if any of the annual investment advisory fees payable by a particular Portfolio and (except with respect to The International Mid-Cap Sub Portfolio) to pay a Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, the following percentages of average daily net assets from the commencement of operations through April 30, 1999 (unless otherwise noted) :

                  Portfolio
     The Large-Cap Value Equity Portfolio                           0.68%
     The Mid-Cap Growth Equity Portfolio                            0.93%
     The International Equity Portfolio                             0.96%
     The International Mid-Cap Sub Portfolio                        0.85%
     The Small/Mid-Cap Value Equity Portfolio                       0.89%
     The Labor Select International Equity Portfolio                0.96%
     The Real Estate Investment Trust Portfolio                     0.95%*
     The Real Estate Investment Trust Portfolio II                  0.86%
     The Intermediate Fixed Income Portfolio                        0.53%
     The Aggregate Fixed Income Portfolio                           0.53%
     The Limited-Term Maturity Portfolio                            0.43%
     The Global Fixed Income Portfolio                              0.60%**
     The International Fixed Income Portfolio                       0.60%***
     The High-Yield Bond Portfolio                                  0.59%
     The Emerging Markets Portfolio                                 1.55%
     The Global Equity Portfolio                                    0.96%
     The Diversified Core Fixed Income Portfolio                    0.57%
     The Asset Allocation Portfolio                                 0.15%****
     The Small-Cap Growth Equity Portfolio                          0.89%****
     The Growth and Income Portfolio                                0.68%****

* With respect to REIT Fund A Class, REIT Fund B Class, REIT Fund C Class and REIT Fund Institutional Class of The Real Estate Investment Trust Portfolio, Delaware has elected voluntarily to waive that portion, if any, of the annual Investment Advisory Fee payable by such classes and to reimburse each class for its expenses to the extent necessary to ensure that the expenses of each class (exclusive of applicable 12b-1 plan expenses, taxes, interest, brokerage commissions, extraordinary expenses) do not exceed, as a percentage of average net assets, on an annualized basis, 0.95% during the period November 11, 1998 through April 30, 1999. From commencement of operations of the classes through November 11, 1998, expenses were capped at 0.86%. The expense cap for The Real Estate Investment Trust Portfolio that was in effect from the commencement of operations through October 14, 1997 was 0.89%.

** Delaware International voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The Global Fixed Income Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, 0.62% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through October 31, 1994. Such waiver was modified effective November 1, 1994 to provide that such expenses of the Portfolio do not exceed, on an annualized basis, 0.60%.

*** Delaware International voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The International Fixed Income Portfolio for its respective expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, 0.62% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through April 30, 1994. Such waiver for The International Fixed Income Portfolio was modified effective May 1, 1994 to provide that such expenses of the Portfolio do not exceed, on an annual basis, 0.60%.

**** Effective from the commencement of operations through April 30, 1999.

         Investment management fees incurred for the last three fiscal years with respect to each Portfolio follows:

         Portfolio                          October 31, 1998         October 31, 1997        October 31, 1996
The Large-Cap Value Equity Portfolio                                 $  441,785 earned       $ 343,114 earned
                                                                     $  433,247 paid         $ 328,126 paid
                                                                     $    8,538 waived       $  14,988 waived

The Aggressive Growth Portfolio                                      $156,524 earned         $ 214,315 earned
                                                                     $ 64,669 paid           $ 185,753 paid
                                                                     $ 91,855 waived         $  28,562 waived

The International Equity Portfolio                                   $3,119,494 paid         $1,632,036 paid


The Global Fixed Income Portfolio                                    $1,591,678 earned       $  762,870 earned
                                                                     $1,425,392 paid         $  661,220 paid
                                                                     $  166,286 waived       $  101,650 waived

The Labor Select International                                       $291,778 earned         $  100,144 earned
    Equity Portfolio(1)                                              $222,760 paid           $   50,055 paid
                                                                     $ 69,018 waived         $   50,089 waived

The Real Estate Investment                                           $354,157 earned         $  153,313 earned
    Trust Portfolio(2)                                               $273,770 paid           $  127,250 paid
                                                                     $ 80,387 waived         $   26,063 waived

The Intermediate Fixed Income                                        $ 84,846 earned             19,389 earned
    Portfolio(3)                                                     $ 18,659 paid           $      -0- paid
                                                                     $ 66,187 waived         $   19,389 waived

The High-Yield Bond Portfolio(4)                                     $ 27,213 earned                N/A
                                                                     $ 13,551 paid
                                                                     $ 13,662 waived


The International Fixed Income                                       $ 61,031 earned                N/A
    Portfolio(5)                                                     $ 29,230 paid
                                                                     $ 31,801 waived

The Emerging Markets Portfolio(6)                                    $ 89,760 earned                N/A
                                                                     $ 54,085 paid
                                                                     $ 35,675 waived

The Global Equity Portfolio(7)                                       $    941 earned                N/A
                                                                     $    941 waived

(1)  Commenced operations on December 19, 1995.
(2)  Commenced operations on December 6, 1995.
(3)  Commenced operations on March 12, 1996.
(4)  Commenced operations on December 2, 1996.
(5)  Commenced operations on April 11, 1997.
(6)  Commenced operations on April 14, 1997.
(7)  Commenced operations on October 15, 1997.

         On October 31, 1998, the total net assets of Pooled Trust, Inc. were $__________ broken down as follows:

         The Large-Cap Value Equity Portfolio                                 $
         The Aggressive Growth Portfolio                                      $
         The International Equity Portfolio                                   $
         The Global Fixed Income Portfolio                                    $
         The Labor Select International Equity Portfolio                      $
         The Real Estate Investment Trust Portfolio                           $
         The Intermediate Fixed Income Portfolio                              $
         The High-Yield Bond Portfolio                                        $
         The Emerging Markets Portfolio                                       $
         The Global Equity Portfolio                                          $
         The International Fixed Income Portfolio                             $
         The Limited-Term Maturity Portfolio                                  $


         Delaware and DIA Ltd. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH").

         Except for the expenses borne by the investment advisers under their respective Investment Management Agreements and the distributor under the Distribution Agreements, each Portfolio, is responsible for all of its own expenses. Among others, these expenses include each Portfolio's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders. Distribution and Service
         Delaware Distributors, L.P., located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor for each Portfolio under separate Distribution Agreements dated as follows:

         The Large-Cap Value Equity Portfolio                 April 3, 1995
         The Mid-Cap Growth Equity Portfolio                  April 3, 1995
         The Intermediate Fixed Income Portfolio              April 3, 1995
         The Limited-Term Maturity Portfolio                  April 3, 1995
         The International Equity Portfolio                   April 3, 1995
         The Global Fixed Income Portfolio                    April 3, 1995
         The International Fixed Income Portfolio             April 3, 1995
         The Real Estate Investment Trust Portfolio           November 29, 1995
         The Small/Mid-Cap Value Equity Portfolio             November 29, 1995
         The Labor Select International Equity Portfolio      November 29, 1995
         The High-Yield Bond Portfolio                        November 29, 1995
         The Emerging Markets Portfolio                       April 14, 1997
         The Global Equity Portfolio                          October 14, 1997

         The Real Estate Investment Trust Portfolio II        October 14, 1997.
         The International Mid-Cap Sub Portfolio              December 23, 1998
         The Aggregate Fixed Income Portfolio                 December 24, 1997
         The Diversified Core Fixed Income Portfolio          December 24, 1997.
         The Asset Allocation Portfolio                       August 31, 1998
         The Small-Cap Growth Equity Portfolio                August 31, 1998
         The Growth and Income Portfolio                      August 31, 1998

         Delaware Distributors, L.P. is an affiliate of the investment advisers and bears all of the costs of promotion and distribution.

         Delaware Service Company, Inc., an affiliate of Delaware, is Pooled Trust, Inc.'s shareholder servicing, dividend disbursing and transfer agent for each Portfolio pursuant to an Amended and Restated Shareholders Services Agreement dated August 31, 1998. Delaware Service Company, Inc. also provides accounting services to the Portfolio pursuant to the terms of a separate Fund Accounting Agreement. Delaware Service Company, Inc.'s principal business address is 1818 Market Street, Philadelphia, PA 19103. It is also an indirect, wholly owned subsidiary of DMH.

OFFICERS AND DIRECTORS

         The business and affairs of Pooled Trust, Inc. and Foundation Funds are managed under the direction of its Board of Directors or Trustees, as applicable.

         As of_January 31, 1999, [no one account held 25% or more of the outstanding shares of any of Pooled Trust, Inc.'s Portfolios or Foundation Funds' portfolios. As of January 31, 1999, the directors and officers of Pooled Trust, Inc., as a group, owned less than 1% of the outstanding shares of The Real Estate Investment Trust Portfolio; they did not hold shares of any of the other Portfolios. As of January 31, 1999, the trustees and officers of Foundation Funds did not hold any shares of the Portfolios.]

         As of January 31, 1999, management believes the following accounts held of record 5% or more of the outstanding shares of a Portfolio. Management has no knowledge of beneficial ownership.

                        Delaware Pooled Trust, Inc.

Portfolio               Name and Address of Account                     Share Amount          Percentage

The Large-Cap Value      Northern Trust
Equity Portfolio         TRST PHH Group
                         P.O. Box 92956
                         Chicago, IL 60675

                         Mac & Co.
                         A/C LNFF5033902
                         Mutual Funds Operations
                         P.O. Box 3198
                         Pittsburgh, PA  15230

                         Amsouth Bank TTEE FBO
                         Lloyd Nolan Foundation Retirement Plan
                         Attn: Trust Operations - Mutual Funds
                         P.O. Box 11426
                         Birmington, AL 25202

                         Commerce Bank of Kansas City
                         Trust Burns & McDonnell
                         Employee Stock Ownership Plan
                         P.O. Box 419248
                         Kansas City, MO 64141


Portfolio              Name and Address of Account                      Share Amount          Percentage

                         Lasalle National Bank Trustee
                         FBO Metz Baking Company
                         P.O. Box 1443
                         Chicago, IL  60690


The Large-Cap Value      Cherrytrust & Co.
Equity Portfolio         FBO Colorado Open Shop
                         Employers Pension Trust
                         C/O The Bank of Cherry Creek NA
                         3033 E. First Ave
                         Denver, CO 80206

                         Strafe & Co.
                         For Consolidated Products
                         Profit Sharing Plan
                         P.O. Box 160
                         Westerville, OH 43086

                         The Northern Trust Company
                         TRST Children's Memorial
                         Pension Trust
                         P.O. Box 92956
                         Chicago, IL 60675

The Aggressive           Crestar Bank
Growth Portfolio         Cust the College of William and Mary
                         P.O. Box 8795
                         Blow Memorial Hall
                         Williamsburg, VA 23187

                         The City of Groton
                         295 Meridian Street
                         Groton, CT 06340

                         NCSC Staff Pension Plan
                         Defined Benefit
                         8403 Colesville Rd. Ste 1200
                         Silver Spring, MD  20910

                         Philadelphia Association of Zeta Psi

                         Fraternity U/T/A E W Weil
                         613 Kirsch Avenue
                         Wayne, PA 19087

                         Our Sunday Visitor, Inc.
                         200 Noll Plaza
                         Huntington, IN 46750

Portfolio              Name and Address of Account                      Share Amount          Percentage

The International        Father Flanagan's Foundation Fund
Equity Portfolio         14100 Crawford St.
                         Boys Town, NE 68010

                         The Salvation Army
                         Eastern Territory
                         440 West Nyack Road
                         West Nyack, NY 10994

The Intermediate         Northumberland City
Fixed Income Portfolio   Employees Retirement Fund
                         Cust. Northern Central Bank
                         c/o Keystone Financial Trust Operation
                         P.O. Box 2450
                         Altoona, PA 16603

                         Patterson & Co.
                         c/o CoreStates Bank
                         P.O. Box 7829
                         Philadelphia, PA 19101

                         The City of Groton
                         295 Meridian Street
                         Groton, CT 06340

                         Crestar Bank
                         Cust The College of William and Mary
                         Room 224 Private Funds Office
                         Blow Memorial Hall
                         P.O. Box 8795
                         Williamsburg, VA 23187

Portfolio              Name and Address of Account                      Share Amount          Percentage

The Intermediate         NCSC Staff Pension Plan
Fixed Income Portfolio   Defined Benefit
                         8403 Colesville Rd. Ste 1200
                         Silver Spring, MD  20910

                         Our Sunday Visitor Inc.
                         200 Noll Plaza
                         Huntington, IN  46750

                         Philadelphia Association of Zeta Psi
                         Fraternity U/T/A E W Weil
                         613 Kirsch Avenue
                         Wayne, PA 19087

                         Fleet National Bank TTEE
                         FBO International Terminal
                         Operating Pension
                         Attn: 50502918
                         P.O. Box 92800
                         Rochester, NY 14692

The Limited-Term         Delaware Management Company
Maturity Portfolio       Attn. Joe Hastings
                         1818 Market Street
                         Philadelphia, PA 19103

The Global Fixed         Public School Retirement System
Income Portfolio         of the City of ST Louis
                         One Mercantile Center
                         Suite 2607
                         St Louis, MO 63101

                         Bankers Trust Co
                         FBO SLU Delaware Fund
                         Attn: Tom DeAngelo
                         34 Exchange Place MS 3029
                         Jersey City, NJ  07302

                         Saxon & Co.
                         FBO Western Pennsylvania Teamsters
                         & Employers Pension Fund
                         P.O. Box 7780-1888
                         Philadelphia, PA 19183


Portfolio              Name and Address of Account                      Share Amount          Percentage

Global Fixed             Bost & Co.
Income Portfolio         Mutual Funds Operations
                         P.O. Box 3198
                         Pittsburgh, PA 15230

                         Washington Suburban Sanitary Commission
                         Employees Retirement Plan
                         14501 Sweitzer Ln.
                         Laurel, MD 20707

The International        Montgomery County Public Schools
Fixed Income Portfolio   Employee's Pension & Retirement System
                         850 Hungerford Dr. Rm 154
                         Rockville, MD  20850

                         Adventist Health System Sunbelt
                         Healthcare Corp.- Core
                         111 N. Orlando Ave.
                         Winter Park, FL 32789

                         El Paso Firemen & Policemen's
                         Pension Fund Policemen's Division
                         8201 Lockheed Drive Ste. 229
                         El Paso, TX 79925

                         Comerica Bank Trustee
                         Oakwood Pension Plan
                         P.O. Box 75000 M/C #3446
                         Detriot, MI 48275

                         El Paso Firemen & Policemen's
                         Pension Fund Policemen's Division
                         8201 Lockheed Drive Ste. 229
                         El Paso, TX 79925

                         The Bank of New York ITF Unisource Group Trust
                         12/29/97 One Wall Street 12th Fl.
                         New York, NY 10005                                     521,024       6.96%


Portfolio              Name and Address of Account                      Share Amount          Percentage
The Small/Mid-Cap        The Lincoln National Life Insurance Company
Value Equity Portfolio   1300 South Clinton Street
                         Fort Wayne, IN 46802

The Labor Select         Maritime Association IRA
International Equity     Pension Fund
Portfolio                11550 Fuqua St Ste 425
                         Houston, TX 77034

                         Operating Engineers
                         LCL 101 Pension
                         301 E. Armour Blvd. Suite 203
                         Kansas City, MO 64111

                         Carpenters 626 Pension Fund
                         P.O. Box 740
                         Davis Road and Oakwood Lane
                         Valley Forge, PA 19482

                         Local 25 S.E.I.U. & Participating
                         Employees Pension Trust
                         111 W. Jackson Blvd Ste 2102
                         Chicago, IL 60604

                         Operating Engineers Pension Trust Fund
                         8401 Corporate Drive Suite 200
                         Landover, MD  20785

                         Keystone District Council of Carpenters
                         Pension Fund
                         524 S. 22nd Street
                         Harrisburg, PA 17104

The Labor Select         First of America Trust Company
International Equity     Cust Plumbers and Steamfitters
Portfolio                Local 137 Pension Trust
                         International Portfolio
                         P.O. Box 4042
                         Kalamazoo, MI 49002

Portfolio              Name and Address of Account                      Share Amount          Percentage

The Real Estate          Charles Schwab & Co, Inc.
Investment Trust         Special Custody Account for the
Portfolio A Class        Exclusive Benefit of  Custodians
                         Attn: Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94104

The High-Yield           The Bank of New York ITF
Bond Portfolio           Unisource Group Trust 12/29/97
                         One Wall Street 12th Fl.
                         New York, NY 10005

                         Schwartz 1996 Charitable Remainder Unitrust
                         c/o TCS Group, L.L.C.
                         1200 Shermer Road Suite 212
                         Northbrook, IL 60062

                         Chicago Trust Co.
                         FBO Lincoln National Corp.
                         Employees Retirement Plan
                         c/o Marshall & Ilsley Trust Co.
                         P.O. Box 2977
                         Milwaukee, WI 53201

                         Melhorn & Co Shopmen's Iron
                         Workers Union #502 Pension Fund
                         C/O PNC Bank
                         1600 Market Street
                         Lower Level 2
                         Philadelphia, PA 19103

The High-Yield           Mac & Co LCWF
Bond Portfolio           Mutual Funds Operations
                         P.O. Box 3198
                         Pittsburgh PA 15320

                         Trust Seven Hundred Thirty
                         U/A/D 4/2/94
                         c/o TCS Group, L.L.C.
                         1200 Shermer Road Suite 212
                         Northbrook, IL 60062

Portfolio              Name and Address of Account                      Share Amount          Percentage

The High-Yield           Trust Four Hundred Thirty
Bond Portfolio           U/A/D 4/2/94
                         c/o TCS Group, L.L.C.
                         1200 Shermer Road Suite 212
                         Northbrook, IL 60062

The Emerging             Congra Master Pension Trust
Markets Portfolio        One Congra Drive
                         Omaha, NE 68102

                         Burlington Northern Santa Fe
                         Retirement Plan
                         1700 E. Golf Rd.
                         Schaumburg, IL  60173

                         Father Flanagan's Trust Fund
                         14100 Crawford St.
                         Boys Town, NE  68010

                         Mac & Co
                         Mutual Fund Operations
                         P.O. Box 3198
                         Pittsburgh, PA 15230

                         Chicago Trust Company
                         FBO Lincoln National Corp.
                         Employees Retirement Trust
                         1000 N. Water St. TR 4
                         Milwaukee, WI  53202

The Global               Lincoln National Life Insurance Company
Equity Portfolio         1300 S. Clinton Street
                         Fort Wayne, IN 46802

Portfolio              Name and Address of Account                      Share Amount          Percentage
REIT Fund B Class        MLPF&S For the Sole
                         Benefit of its Customers
                         4800 Deer Lake Drive E 2nd Fl.
                         Jacksonville, FL 32246

REIT Fund C Class        MLPF&S For the Sole
                         Benefit of its Customers
                         4800 Deer Lake Drive E 2nd Fl.
                         Jacksonville, FL 32246

REIT Fund                DMC Employee Profit Sharing Plan
Institutional Class      Delaware Management Company
                         1818 Market Street
                         Philadelphia, PA 19103

The Real Estate          The Lincoln National Life Insurance Company
Investment Trust         1300 S. Clinton Street
Portfolio Class          Fort Wayne, IN 46802

                         The Lincoln National Life Insurance Company
                         1300 S. Clinton Street
                         Fort Wayne, IN 46802

                         American States Insurance Company
                         500 Meridan Street
                         Indianapolis, IN 46204

Portfolio              Name and Address of Account                      Share Amount          Percentage

The Real Estate          The Philadelphia Orchestra Association
Investment               1420 Locust Street Ste 400
Trust Portfolio II       Philadelphia, PA 19103

                         Lincoln National Life Insurance Company
                         1300 S. Clinton Street
                         Fort Wayne, IN 46802

                         City of Groton
                         295 Merdian Street
                         Groton, CT 06340

                         Marian and Speros Martel
                         Foundation, Inc.
                         1001 Fannin Street
                         Houston, TX 77002

                         Family Health Council, Inc.
                         Money Purchase Pension Plan
                         2400 CNG Tower
                         Pittsburgh, PA 15222

The Aggregate Fixed      Lincoln National Life Insurance Company
Income Portfolio         1300 S. Clinton Street
                         Fort Wayne, IN 46802

The Diversified Core     Lincoln National Life Insurance Company
Fixed Income Portfolio   1300 S. Clinton Street
                         Fort Wayne, IN 46802

Portfolio              Name and Address of Account                      Share Amount          Percentage

Income Portfolio         RS DMTC MPP Plan
A Class                  Shiawassee Community TCH CU MPPP
                         Attn:  Retirement Plans
                         1818 Market Street
                         Philadelphia, PA  19103-3638

                         DMTC C/F Profit Sharing Plan
                         for Richard Scott
                         FBO Richard Scott
                         P.O. Box 80845
                         College Station
                         Fairbanks, AK  99708-0845

                         DMTC C/F Pension Plan
                         for Richard Scott
                         FBO Richard Scott
                         P.O. Box 80845
                         College Station
                         Fairbanks, AK  99708-0845

                         Ann M. Garber
                         92 Strasburg Pike
                         Lancaster, PA  17602-1322

                         RS DMTC 401(k) Plan
                         Waltz Brothers 401(k)
                         Attn:  Retirement Plans
                         1818 Market Street
                         Philadelphia, PA  19103-3638

Income Portfolio         NFSC FEBO # BQ7-019119
B Class                  R. James Benninghoff
                         5601 Coldwater Road
                         Fort Wayne, IN  46825-5450

Income Portfolio         H. Dale Zimmermann
C Class                  Norma J. Zimmermann JTWROS
                         775 Stone Hill Road
                         Shoemakersville, PA  19555-9046


Portfolio              Name and Address of Account                      Share Amount          Percentage

Income Portfolio         Delaware Management Business TR-DIA
Institutional Class      Attn:  Joseph Hastings
                         1818 Market Street, 16th Floor
                         Philadelphia, PA  19103-3691

Balanced Portfolio       RS DMTC MPP Plan
A Class                  Shiawassee Community TCH CU MPPP
                         Attn:  Retirement Plans
                         1818 Market Street
                         Philadelphia, PA  19103-3638

                         DMTC C/F Profit Sharing Plan
                         for Richard Scott
                         FBO Richard Scott
                         P.O. Box 80845
                         College Station
                         Fairbanks, AK  99708-0845

                         DMTC C/F Pension Plan
                         for Richard Scott
                         FBO Richard Scott
                         P.O. Box 80845
                         College Station
                         Fairbanks, AK  99708-0845

                         Glenn A. Shively and
                         Deborah Z. Shively JT WROS
                         1401 Le Boutillier Road
                         Malvern, PA  19355-8741

                         Patricia A. McDaniel
                         7500 Hampton Blvd., Apt. C2
                         Norfolk, VA  23505-1764

                         Mary E. Siegrist
                         P.O. Box 288
                         Intercourse, PA  17534-0288

Portfolio              Name and Address of Account                      Share Amount          Percentage

Balanced Portfolio       Sarah A. Anthony
B Class                  RR 3 Box 137
                         Kunkletown, PA  18058-9521

                         Attn:  Mutual Funds
                         BHC Securities Inc.
                         FAO 45021199
                         One Commerce Square
                         2005 Market Street, Suite 1200
                         Philadelphia, PA  19103-7042

                         DMTC C/F The Rollover IRA
                         of Dewey H. Moon
                         2832 Fannie Thompson Road
                         Monroe, GA  30656-3445

Balanced Portfolio       DMTC Custodian for the IRA
B Class                  of Alfred R. Kroening
                         304 E. Arlington St.
                         Bangor, MI  49013-1444

                         Lucille F. Goss
                         502 Elizabeth Drive, Apt. 313
                         Lancaster, PA  17601-4406

                         Patsy S. Charles
                         P.O. Box 3
                         Willow Street, PA  17584-0003

Portfolio              Name and Address of Account                      Share Amount          Percentage

Balanced Portfolio       Diabetes Foundation of
C Class                  Rhode Island, Inc.
                         1007 Waterman Ave.
                         East Providence, RI  02914

                         Elaine J. Avery
                         1789 E. 91 St.
                         Brooklyn, NY  11236-5405

                         Rollie Culp and Deborah T. Culp JT WROS
                         1143 Whitehall Rd.
                         Williamstown, NJ  08094-7684

                         DMTC C/F The Rollover IRA of
                         Joan F. Sylvander
                         1757 E. 26th St.
                         Brooklyn, NY  11229-2405

                         DMTC C/F The Rollover IRA of
                         Catherine A. Horch
                         133 Henry St., Apt. 8
                         Brooklyn, NY  11201-2250

                         DMTC C/F The Rollover IRA of
                         Josephine Benfatti
                         2017 Kimball St.
                         Brooklyn, NY  11234-5021

                         Paul K. Graybill & Grace H. Graybill
                         Ten ENT
                         4 Bomberger Road
                         Lititz, PA  17543-9510

Balanced Portfolio       Delaware Management Business TR-DIA
Institutional Class      Attn:  Joseph Hastings
                         1818 Market Street, 16th Fl.
                         Philadelphia, PA  19103-3691

Portfolio              Name and Address of Account                      Share Amount          Percentage

Growth Portfolio         RS DMTC 401(k) Plan
A Class                  Angelheart Designs Inc.
                         Attn:  Retirement Plans
                         1818 Market Street
                         Philadelphia, PA  19103-3638

                         DMTC C/F Profit Sharing Plan
                         for Richard Scott
                         FBO Richard Scott
                         P.O. Box 80845
                         College Station
                         Fairbanks, AK  99708-0845

                         DMTC C/F Pension Plan
                         for Richard Scott
                         FBO Richard Scott
                         P.O. Box 80845
                         College Station
                         Fairbanks, AK  99708-0845

                         RS DMTC 401(k) Plan
                         Waltz Brothers 401(k)
                         Attn:  Retirement Plans
                         1818 Market Street
                         Philadelphia, PA  19103-3638

                         DMTC C/F The 403(b)(7) Plan of
                         D Rex Tyson
                         8920 Palmtree Ln.
                         Pembroke Pines, Fl  33024-4610

Growth Portfolio         NSFC FEBO # BQ5-00540
B Class                  Carolyn W. Shay
                         9 North Marsh Rd.
                         Savannah, GA  31410-1036

                         Jonathan A. Carver and
                         Charles D. Carver, Sr. JT WROS
                         151 Amberidge Dr. NW
                         Cartersville, GA  30120

Portfolio              Name and Address of Account                      Share Amount          Percentage

Growth Portfolio         DMTC Custodian for IRA of
B Class                  Charlotte K. Sebacher
                         5 Meadow Way
                         Sharpsburg, GA  30277-9767

                         NSFC FEBO # BQ5-918326
                         NSFC/DMTC IRA Rollover
                         FBO Jennifer R. Williams
                         P.O. Box 30156
                         Raleigh, NC  27622-0156

                         DMTC C/F The Rollover IRA of
                         Marlyn S. Dochenetz
                         868 Wilton Ln. NW
                         Lilburn, GA  30047-4865

                         Charles D. Carver Cust
                         Cara T. Carver UTMA - GA
                         151 Amberidge Dr. NW
                         Cartersville, GA  30121-7388

                         Charles D. Carver, Sr. Cust
                         Charles D. Carver, Jr. UTMA - ga
                         151 Amberidge Dr. NW
                         Cartersville, GA  30121-7388

Growth Portfolio         Richard K. Moreford
C Class                  1109 Tall Pines CT
                         Petoskey, MI  49770-3200

                         NSFC FEBO # BQ5-022128
                         Judy A. Martinelli
                         239 Clifton Ln.
                         Peachtree City, GA  30269-4225

Portfolio              Name and Address of Account                      Share Amount          Percentage

Growth Portfolio         RS DMTC 401(k) Plan
C Class                  GENFED Federal Credit Union
                         Attn:  Retirement Plans
                         1818 Market Street
                         Philadelphia, PA  19103-3638

                         RS DMTC 401(k) Plan
                         Shore Line Construction Inc.
                         Attn:  Retirement Plans
                         1818 Market Street
                         Philadelphia, PA  19103-3638

Growth Portfolio         Delaware Management Business TR-DIA
                         Attn:  Joseph Hastings
                         1818 Market Street, 16th Fl.
                         Philadelphia, PA  19103-3638

         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers, (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH, Delaware and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Certain officers and directors of Pooled Trust, Inc. and Foundation Funds hold identical positions in each of the other funds in the Delaware Investments family. Directors or Trustees, as applicable, and principal officers of Pooled Trust, Inc. and Foundation Funds are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

*Jeffrey J. Nick (45)
                  Chairman, President, Chief Executive Officer and Director and/or Trustee of Pooled Trust, Inc. and Foundation Funds and 32 other investment companies in the Delaware Investments family
         President and Director of Delaware Management Holdings, Inc. President, Chief Executive Officer and Director of Lincoln National Investment Companies, Inc.
         President of Lincoln Funds Corporation
         Director of Delaware International Advisers Ltd.
                  From 1992 to 1996, Mr. Nick was Managing Director of Lincoln National UK plc and from 1989 to 1992, he was Senior Vice President responsible for corporate planning and development for Lincoln National Corporation.

*Wayne A. Stork (61)
           Director and/or Trustee of Pooled Trust, Inc. and Foundation Funds, 32 other investment companies in the Delaware Investments family and\ Delaware Capital Management, Inc.
      Chairman, President, Chief Executive Officer and Director of DMH Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.
      Chairman, President, Chief Executive Officer, Chief Investment Officer and Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business Trust
      Chairman, President, Chief Executive Officer and Chief Investment Officer of Delaware Management Company (a series of Delaware Management Business Trust)
         Chairman, Chief Executive Officer and Chief Investment Officer of
           Delaware Investment Advisers
                  (a series of Delaware Management Business Trust)
         Chairman, Chief Executive Officer and Director of Delaware
           International Advisers Ltd., Delaware International Holdings Ltd. and Delaware Management Holdings, Inc.
      President and Chief Executive Officer of Delvoy, Inc.
         Chairman of Delaware Distributors, L.P.
         Director of Delaware Service Company, Inc. and Retirement Financial
           Services, Inc.
         During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

Richard G. Unruh, Jr. (58)
      Executive Vice President of Pooled Trust, Inc., Foundation Funds, 32 other investment companies in the
            Delaware Investments family, Delaware Management Holdings, Inc.,
            Delaware Management Company (a series of Delaware Management
               Business Trust) and Delaware Capital Management, Inc.
          President of Delaware Investment Advisers (a series of Delaware
            Management Business Trust)
         Executive Vice President and Director/Trustee of Delaware Management
            Company, Inc. and Delaware Management Business Trust
      Director of Delaware International Advisers Ltd.
         During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

----------------------
* Director/Trustee affiliated with the Portfolio's investment manager and considered an "interested person" as defined in the 1940 Act.

Paul E. Suckow (51)
   Executive Vice President/Chief Investment Officer, Fixed Income of Pooled
         Trust, Inc., Foundation Funds, 32 other investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Holdings, Inc.
      Executive Vice President and Director of Founders Holdings, Inc.
      Executive Vice President of Delaware Capital Management, Inc. and Delaware Management Business Trust
      Director of Founders CBO Corporation
      Director of Delaware Offshore Funds Limited
      Director of HYPPCO Finance Company Ltd.
   Before returning to Delaware Investments in 1993, Mr. Suckow was Executive
        Vice President and Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for Delaware Investments.

David K. Downes (58)
        Executive Vice President, Chief Operating Officer, Chief Financial Officer of Pooled Trust, Inc., Foundation Funds, 32 other investment companies in the Delaware Investments family, Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware Capital Management, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Distributors, L.P.
    Executive Vice President, Chief Financial Officer, Chief Administrative
        Officer and Trustee of Delaware Management Business Trust
    Executive Vice President, Chief Operating Officer, Chief Financial Officer and Director of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.
     President, Chief Executive Officer, Chief Financial Officer and Director
        of Delaware Service Company, Inc.
     President, Chief Operating Officer, Chief Financial Officer and Director
        of Delaware International Holdings Ltd.
   Chairman,Chief Executive Officer and Director of Delaware Management
            Trust Company and Retirement Financial Services, Inc.
        Director of Delaware International Advisers Ltd.
        Vice President of Lincoln Funds Corporation
   During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.

Walter P. Babich (70)
       Director and/or Trustee of Pooled Trust, Inc., Foundation Funds and 32
         other investment companies in the Delaware family
       460 North Gulph Road, King of Prussia, PA 19406
       Board Chairman, Citadel Constructors, Inc.
       From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from
         1988 to 1991, he was a partner of I&L Investors.

John H. Durham (61)
       Director and/or Trustee of Pooled Trust, Inc., Foundation Funds and 17 other investment companies in the Delaware family
         Partner, Complete Care Services
       120 Gibraltar Road, Horsham, PA 19044
       Mr. Durham served as Chairman of the Board of each fund in the Delaware
         Investments family from 1986 to 1991; President of each fund from 1977 to 1990; and Chief Executive Officer of each fund from 1984 to 1990. Prior to 1992, with respect to Delaware Management Holdings, Inc., Delaware Management Company, Delaware Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times.

Anthony D. Knerr (59)
      Director and/or Trustee of Pooled Trust, Inc., Foundation Funds and 32
            other investment companies in the Delaware Investments family
         500 Fifth Avenue, New York, NY 10110
         Founder and Managing Director, Anthony Knerr & Associates
      From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and
            Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

Ann R. Leven (57)
      Director and/or Trustee of Pooled Trust, Inc., Foundation Funds and 32
                  other investment companies in the Delaware Investments family 785 Park Avenue, New York, NY 10021
      Treasurer, National Gallery of Art
      From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the
         Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

W. Thacher Longstreth (77)
     Director and/or Trustee of Pooled Trust, Inc., Foundation Funds and 32
         other investment companies in the Delaware family
     City Hall, Philadelphia, PA  19107
     Philadelphia City Councilman.

Thomas F. Madison (62)
     Director and/or Trustee of Pooled Trust, Inc., Foundation Funds and 32
         other investment companies in the Delaware Investments family
     200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402
     President and Chief Executive Officer, MLM Partners, Inc.
     Mr. Madison has also been Chairman of the Board of Communications Holdings, Inc. since 1996. From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST Communications--Markets.

Charles E. Peck (72)
    Director and/or Trustee of Pooled Trust, Inc., Foundation Funds and 32
        other investment companies in the Delaware Investments family
      P.O. Box 1102, Columbia, MD  21044
      Secretary/Treasurer, Enterprise Homes, Inc.
    From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The
        Ryland Group, Inc., Columbia, MD.

George M. Chamberlain, Jr. (51)
    Senior Vice President, Secretary and General Counsel of Pooled Trust, Inc.,
        Foundation Funds and 32 other investment companies in the Delaware Investments family.
    Senior Vice President and Secretary of Delaware Distributors, L.P., Delaware
        Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Holdings, Inc.
    Senior Vice President, Secretary and Director/Trustee of DMH Corp., Delaware
        Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Retirement Financial Services, Inc., Delaware Capital Management, Inc., Delvoy, Inc. and Delaware Management Business Trust
    Executive Vice President, Secretary, and Director of Delaware Management
        Trust Company
    Senior Vice President and Director of Delaware
        International Holdings Ltd.
      Director of Delaware International Advisers Ltd.
      Secretary of Lincoln Funds Corporation
      Attorney.
      During the past five years, Mr. Chamberlain has served in various executive capacities at different times within the Delaware organization.

Joseph H. Hastings (48)
      Senior Vice President/Corporate Controller of Pooled Trust, Inc.,
          Foundation Funds, 32 other investment companies in the Delaware Investments family and Founders Holdings, Inc.
      Senior Vice President/Corporate Controller and Treasurer of Delaware
          Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd., Delvoy, Inc. and Delaware Management Business Trust
      Chief Financial Officer/Treasurer of Retirement Financial Services, Inc. Executive Vice President/Chief Financial Officer/Treasurer of Delaware
         Management Trust Company
      Senior Vice President/Assistant Treasurer of Founders CBO Corporation Treasurer of Lincoln Funds Corporation
      During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware organization.

Michael P. Bishof (36)
      Senior Vice President/Treasurer of Pooled Trust, Inc., Foundation Funds,
         32 other investment companies in the Delaware Investments family and Founders Holdings, Inc.
      Senior Vice President/Investment Accounting of Delaware Management
         Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Service Company, Inc.
      Senior Vice President and Treasurer/Manager of Investment Accounting of
         Delaware Distributors, L.P.and Delaware Investment Advisers (a series of Delaware Management Business Trust)
      Senior Vice President and Manager of Investment Accounting of Delaware
         International Holdings Ltd.
      Assistant Treasurer of Founders CBO Corporation Before joining Delaware
         Investments in 1995, Mr. Bishof was a
               Vice President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment
            Management, New York, NY from 1993 to 1994 and an Assistant Vice
              President for Equitable Capital
            Management Corporation, New York, NY from 1987 to 1993.

George E. Deming (56)
      Vice President/Senior Portfolio Manager of The Large-Cap Value Equity
        Portfolio.
      Vice President/Senior Portfolio Manager of Delaware Investment Advisers
        (a series of Delaware Management Business Trust).
      Before joining Delaware Investments in 1978, Mr. Deming was responsible for portfolio management and institutional sales at White Weld & Co., Inc. He is a member of the Financial Analysts of Philadelphia. During the past five years, Mr. Deming has served in various capacities at different times within the Delaware organization.

Gerald S. Frey (52)
      Vice President/Senior Portfolio Manager of Pooled Trust, Inc., of nine other investment companies in the Delaware Investments family and of Delaware Management Company, Inc. and DelawareManagement Company
        (a series of Delaware Management Business Trust)
      Before joining Delaware Investments in 1996, Mr. Frey was a Senior
        Director with Morgan Grenfell Capital Management, New York, NY from 1986 to 1995.

Gary A. Reed (43)
      Vice President/Senior Portfolio Manager of Pooled Trust, Inc., of 17 other investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Capital Management, Inc.
      Vice President/Senior Portfolio Manager of Delaware Capital Management,
        Inc.
      During the past five years, Mr. Reed has served in such capacities within the Delaware organization.

Gerald T. Nichols (40)
      Vice President/Senior Portfolio Manager of Pooled Trust, Inc., of 17 other investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Company (a series of Delaware Management Business Trust)
      Vice President of Founders Holdings, Inc.
         Treasurer/Assistant Secretary and Director of Founders CBO Corporation. During the past five years, Mr. Nichols has served in various capacities at different times within the Delaware organization.

Paul A. Matlack (38)
      Vice President/Senior Portfolio Manager of Pooled Trust, Inc., of 17 other investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Company (a series of Delaware Management Business Trust)
      Vice President of Founders Holdings, Inc.
      President and Director of Founders CBO Corporation.
      During the past five years, Mr. Matlack has served in various capacities at different times within the Delaware organization.

Babak Zenouzi (35)
      Vice President/Senior Portfolio Manager of Pooled Trust, Inc., of 11 other investment companies in the Delaware Investments family, Delaware Management Company, Inc. and Delaware Management Company (a series of Delaware Management Business Trust)
      Vice President/Assistant Portfolio Manager of Delaware Investment
        Advisers.
      Before joining Delaware Investments in 1992, Mr. Zenouzi held positions of
        Assistant Vice President, Senior Financial Analyst and Portfolio Accountant for The Boston Company, Boston, MA from 1986 to 1991.

Roger A. Early (44)
      Vice President/Senior Portfolio Manager of Pooled Trust, Inc. and 17 other investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Management Company
        (a series of Delaware Management Business Trust)
      Before joining Delaware Investments, Mr. Early was a portfolio manager for Federated Investment Counseling's fixed-income group, with over $1 billion in assets.

Frank X. Morris (37)
      Vice President/Portfolio Manager of Pooled Trust, Inc.
      Vice President/Senior Portfolio Manager of Delaware Investment Advisers (a series of Delaware Management Business Trust) Before joining Delaware Investments in 1997, he served as vice president and director of equity research at PNC Asset Management. Mr. Morris is president of the Financial Analysis Society of Philadelphia and is a member of the Association of Investment Management and Research and the National Association of Petroleum Investment Analysts.

James F. Stanley (31)
      Vice President/Portfolio Manager of Pooled Trust, Inc.
      Vice President of Delaware Investment Advisers (a series of Delaware
        Management Business Trust) Before joining Delaware Investments in 1997, Mr. Stanley served as a senior managing equity analyst covering the chemical, building products, and housing industries at Dreyfus Corporation.

J. Paul Dokas (38)
      Vice President/Portfolio Manager of Pooled Trust, Inc. and Foundation
        Funds Vice President/DIA Equity of Delaware Investment Advisers (a series of Delaware Management Business Trust)
      Before joining Delaware Investments in 1997, he was a Director of Trust
        Investments for Bell Atlantic Corporation in Philadelphia.

George H. Burwell (36)
      Vice President/Senior Portfolio Manager of Pooled Trust, Inc., nine other investment companies in Delaware Investments, Delaware Management Company, Inc. and Delaware Management Company (a series of Delaware Management Business Trust)
      Before joining Delaware Investments in 1992, Mr. Burwell was a portfolio manager for Midlantic Bank, New Jersey. In addition, he was a security analyst for Balis & Zorn, New York and for First Fidelity Bank, New Jersey.

         With respect to Pooled Trust, Inc., the following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from Pooled Trust, Inc. and the total compensation received from all Delaware Investments funds for the fiscal year ended October 31, 1998 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of October 31, 1998. Only the independent directors of Pooled Trust, Inc.
receive compensation from the Portfolio.

                                               Pension or                                         Total
                                               Retirement                 Estimated           Compensation
                          Aggregate              Benefits                   Annual               from 33
                        Compensation             Accrued                   Benefits              Delaware
                        from Pooled            as Part of                    Upon               Investment
Name                     Trust, Inc.         Fund Expenses               Retirement(1)         Companies(2)

W. Thacher Longstreth         $                   None                     $38,000                   $
Ann R. Leven                  $                   None                     $38,000                   $
Walter P. Babich              $                   None                     $38,000                   $
Anthony D. Knerr              $                   None                     $38,000                   $
Charles E. Peck               $                   None                     $38,000                   $
Thomas F. Madison(3)          $                   None                     $38,000                   $
John H. Durham(4)             $                   None                     $                         $

         With respect to Foundation Funds, the following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation expected to be received from Foundation Funds during its fiscal year and the total compensation expected to be received from all funds in the Delaware Investments family during the Trust's fiscal year and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of September 30, 1998. Only the independent directors of Foundation Funds receive compensation from the Trust.

                                                  Pension or             Total
                              Aggregate           Retirement           Estimated         Compensation
                            Compensation           Benefits              Annual              from
                            expected to be         Accrued              Benefits           Delaware
                             received from          as Part               Upon             Investment
Name                          the Trust          of the Trust         Retirement(1)       Companies(2)

W. Thacher Longstreth            (3)                 None                $38,500            $63,447

Ann R. Leven                     (3)                 None                $38,500            $69,609
Walter P. Babich                 (3)                 None                $38,500            $68,447
Anthony D. Knerr                 (3)                 None                $38,500            $68,447
Charles E. Peck                  (3)                 None                $38,500            $63,447
Thomas F. Madison(4)             (3)                 None                $38,500            $65,115

John H. Durham(5)                (3)                 None                $31,000            $24,189

(1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director/trustee who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a director or trustee for a period equal to the lesser of the number of years that such person served as a director or trustee or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors/trustees of each investment company at the time of such person's retirement. If an eligible director/trustee retired as of the periods noted above for Pooled Trust, Inc. and Foundation Funds, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as director or trustee, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent director/trustee (other than John H. Durham) currently receives a total annual retainer fee of $38,500 for serving as a director or trustee for all 34 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John H. Durham currently receives a total annual retainer fee of $31,000 for serving as a director or trustee for 19 investment companies in Delaware Investments, plus $1,757.50 for each Board Meeting attended. Ann R. Leven, Walter P. Babich, and Anthony D. Knerr serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

(3) The payments to the independent directors of Foundation Funds are expected to be de minimus for the fiscal year ended September 30, 1998.

(4) Thomas F. Madison joined the Board of Directors/Trustees on April 30, 1997.

(5) John H. Durham joined the Board of Directors/Trustees of Pooled Trust, Inc. and Foundation Funds and 17 other investment companies in Delaware Investments on April 16, 1998.

                               GENERAL INFORMATION

         Delaware furnishes investment management services to The Large-Cap Value Equity, The Aggressive Growth, The Intermediate Fixed Income, The Aggregate Fixed Income, The Limited-Term Maturity, The Small/Mid-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Diversified Core Fixed Income, The Asset Allocation, The Small-Cap Growth Equity and The Growth and Income Portfolios. Delaware International furnishes similar services to The International Equity, The International Mid-Cap Sub, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Emerging Markets and The Global Equity Portfolios and also serves as sub-adviser to The Diversified Core Fixed Income Portfolio. Delaware and Delaware International also provide investment management services to certain of the other funds in the Delaware Investments family. While investment decisions of the Portfolios are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Portfolios.

         Delaware or Delaware International also manages the investment options for Delaware Medallion (SM) III Variable Annuity. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. See Delaware Group Premium Fund, Inc., above.

         Access persons and advisory persons of the Delaware Investments funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to Delaware, Delaware International or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities; (4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for each Portfolio and for the other mutual funds in the Delaware Investments family. As previously described, prior to January 3, 1995, DDI served as the national distributor for the Portfolios' shares.

         The Transfer Agent, an affiliate of Delaware and Delaware International, acts as shareholder servicing, dividend disbursing and transfer agent for the Portfolios and for the other mutual funds in the Delaware Investments family. The Transfer Agent's compensation for providing services to the Portfolios of Pooled Trust, Inc. (other than The Real Estate Investment Trust Portfolio effective October 14, 1997) is $25,000 annually. The Transfer Agent will bill, and Pooled Trust, Inc. (in the case of The International Mid-Cap Sub Portfolio, Delaware International) will pay, such compensation monthly allocated among the current Portfolios (other than The Real Estate Investment Trust Portfolio) based on the relative percentage of assets of each Portfolio at the time of billing and adjusted appropriately to reflect the length of time a particular Portfolio is in operation during any billing period. The Transfer Agent is paid a fee by The Real Estate Investment Trust Portfolio for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. The Transfer Agent is paid a fee by The Asset Allocation Portfolio for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors/Trustees, including a majority of the disinterested directors. The Transfer Agent also provides accounting services to the Portfolios. Those services include performing all functions related to calculating each Portfolio's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to the Portfolio, including the Portfolios, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

Custody Arrangements

         The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio. As custodian, Chase maintains a separate account or accounts for a Portfolio; receives, holds and releases portfolio securities on account of a Portfolio; receives and disburses money on behalf of a Portfolio; and collects and receives income and other payments and distributions on account of a Portfolio's portfolio securities.

         With respect to foreign securities, Chase makes arrangements with subcustodians who were approved by the directors/trustees of Pooled Trust, Inc. or, as applicable, Foundation Funds in accordance with Rule 17f-5 of the 1940 Act. In the selection of foreign subcustodians, the directors consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Portfolios, and the reputation of the institutions in the particular country or region.

Capitalization

         Pooled Trust, Inc. has a present authorized capitalization of two billion shares of capital stock with a $.01 par value per share. The Board of Directors has allocated fifty million shares to each Portfolio.

         Foundation Funds currently consists four portfolios of shares. Foundation Funds has an unlimited authorized number of shares of beneficial interest with no par value allocated to each portfolio.

         While all shares have equal voting rights on matters affecting Pooled Trust, Inc. or Foundation Funds, as applicable, each Portfolio would vote separately on any matter which affects only that Portfolio, such as any change in its own investment objective and policy or action to dissolve a Portfolio and as otherwise prescribed by the 1940 Act. Shares of each Portfolio have a priority in that Portfolios' assets, and in gains on and income from the portfolio of that Portfolio. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

         Effective December 24, 1997, the name of The Defensive Equity Small/Mid-Cap Portfolio was changed to The Small/Mid-Cap Value Equity Portfolio, the name of The Fixed Income Portfolio was changed to The Intermediate Fixed Income Portfolio and the name of The Defensive Equity Portfolio was changed to The Large-Cap Value Equity Portfolio. Effective _______________ the name of The Aggressive Growth Portfolio was changed to The Mid-Cap Growth Equity Portfolio.

Noncumulative Voting

         Portfolio shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Pooled Trust, Inc. voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

         This Statement of Additional Information does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.

                             PERFORMANCE INFORMATION

         From time to time, Pooled Trust, Inc. may state each Portfolio's total return and each Portfolio class' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Portfolio's or the Portfolio class' average annual total rate of return over the most recent one-, five-, and ten-year periods, as relevant. Pooled Trust, Inc. may also advertise aggregate and average total return information of each Portfolio and Portfolio class over additional periods of time.

         Average annual total rate of return for each Portfolio and Portfolio class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                 P(1 + T)n = ERV


Where:      P        =    a hypothetical initial purchase order of $1,000, after deduction of the maximum front-end sales charge in the case of REIT Fund A Class of The Real Estate Investment Trust Portfolio;
            T        =    average annual total return;
            n        =    number of years;
            ERV      =    redeemable value of the hypothetical $1,000 purchase at the end of the period, after deduction of the applicable CDSC, if any, in the case of REIT Fund B Class and REIT Fund C Class of
                          The Real Estate Investment Trust Portfolio.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all distributions are reinvested at net asset value.

         The total return for REIT Fund A Class of The Real Estate Investment Trust Portfolio at offer reflects the maximum front-end sales charge of 4.75% paid on the purchase of shares. The total return for REIT Fund A Class at net asset value (NAV) does not reflect the payment of any front-end sales charge. The Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computation of total return. See the Prospectus for REIT Fund A Class for a description of the Limited CDSC and the limited instances in which it applies. The Fund may also present total return information for The Real Estate Investment Trust Portfolio that does not reflect the deduction of the maximum front-end sales charge with respect to REIT Fund A Class.

         The performance, as shown below, is the average annual total return quotations for The Large-Cap Value Equity Portfolio, The Aggressive Growth Portfolio, The International Equity Portfolio, The Global Fixed Income Portfolio, The Labor Select International Equity Portfolio, The Intermediate Fixed Income Portfolio, The Real Estate Investment Trust Portfolio, The High-Yield Bond Portfolio, The International Fixed Income Portfolio and The Emerging Markets Portfolios through April 30, 1998. Securities prices fluctuated during the period covered and the past results should not be considered as representative of future performance.

                       Average Annual Total Return(1)

The Large Cap Value Equity Portfolio           The Aggressive Growth Portfolio

        1 year ended                           1 year ended
        4/30/98            35.54%              4/30/98               39.63%

        3 years ended                          3 years ended
        4/30/98            27.48%              4/30/98               20.11%

        5 years ended                          5 years ended
        4/30/98            21.69%              4/30/98               16.67%

        Period 2/3/92(2)                       Period 2/27/92(2)
        through 4/30/98    20.86%              through 4/30/98       12.31%

The International Equity Portfolio             The Global Fixed Income Portfolio

         1 year ended                          1 year ended
         4/30/98           13.36%              4/30/98                6.05%

         3 years ended                         3 years ended
         4/30/98           15.17%              4/30/98               11.06%

         5 years ended                         5 years ended
         4/30/98           13.21%              4/30/98                9.64%

         Period 2/4/92(2)                      Period 11/30/92(2)
         through 4/30/98   12.82%              through 4/30/98       10.61%

(1) Certain expenses of the Portfolios have been waived and paid by the respective investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.

(2) Date of initial sale.

                         Average Annual Total Return(1)

The Labor Select International                         The Intermediate Fixed
Equity Portfolio                                       Income Portfolio

         1 year ended                                  1 year ended
         4/30/98                20.38%                 4/30/98             8.39%

         Period 12/19/95 (2)                           Period 3/12/96(2)   6.61%
         through 4/30/98        20.66%                 through 4/30/98

(1) Certain expenses of the Portfolios have been waived and paid by the respective investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2) Date of initial sale.

                         Average Annual Total Return(1)


The High Yield Bond Portfolio                The International Fixed                  The Emerging Markets
                                             Income Portfolio                         Portfolio
1 Year ended 4/30/98           21.22%        1 Year ended 4/30/98         5.58%       1 Year ended 4/30/98    (4.53%)

Period 12/2/96(2) through      18.88%        Period 4/11/97(2) through    5.48%       Period 4/14/97(2)       (3.34%)
4/30/98                                      4/30/98                                  through 4/30/98

(1) Certain expenses of the Portfolios have been waived and paid by the respective investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2) Date of initial sale.

                         Average Annual Total Return(1)
                   The Real Estate Investment Trust Portfolio

              The Real Estate Investment Trust Portfolio Class (2)
              1 year ended 4/30/98     25.80%

              Period 12/6/95(3)
               through 4/30/98         30.09%


(1) Certain expenses of the Portfolios have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2) Shares of The Real Estate Investment Trust Portfolio class were made available for sale beginning October 14, 1997. Pursuant to applicable regulation, total return shown for the class prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. That original class has been redesignated REIT Fund A Class. Like The Real Estate Investment Trust Portfolio class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses.
(3) Date of initial sale of the original class (now REIT Fund A Class).

                         Average Annual Total Return(1)

                   The Real Estate Investment Trust Portfolio

                     REIT Fund         REIT Fund                REIT Fund
                     A Class(2)        A Class(2)         Institutional Class(3)
                     (at Offer)        (at NAV)

        1 year ended
        4/30/98        19.63%           25.63%                   25.80%

        Period
        12/6/95(4)
        through
        4/30/98        27.41%           30.02%                   30.09%

(1) Certain expenses of the Portfolios have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The total return presented above is based upon the performance of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses. That original class has been redesignated REIT Fund A Class. Effective October 14, 1997, a front-end sales charge of 4.75% was imposed on sales of those shares and effective November 3, 1997 the class was subject to annual 12b-1 distribution expenses of up to 0.30% of average daily net assets of the class. Performance numbers for REIT Fund A Class (at Offer) are calculated giving effect to the sales charge. For periods prior to November 3, 1997, no adjustment has been made to reflect the effect of 12b-1 payments. Performance on and after November 3, 1997 will be affected by 12b-1 payments. REIT Fund A Class is subject to other expenses (at a higher rate than applicable to the original class) which may affect performance of the Class.
(3) Shares of REIT Fund Institutional Class were made available for sale beginning October 14, 1997. Pursuant to applicable regulation, total return shown for the class prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. That original class has been redesignated REIT Fund A Class. Like REIT Fund Institutional Class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses. REIT Fund Institutional Class is subject to other expenses (at a higher rate than applicable to the original class) which may affect performance of the Class.
(4) Date of initial sale of the original class (now REIT Fund A Class).


         Pooled Trust, Inc. may also quote each Portfolio's current yield, calculated as described below, in advertisements and investor communications.

         The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                                (6)
                                     (a - b + 1)
                        YIELD  =  2 [-----------  - 1]
                                          cd


Where:    a  =  dividends and interest earned during the period;
          b  =  expenses accrued for the period (net of reimbursements);
          c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends;
          d = the maximum offering price per share on the last day of the period.

         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by a Portfolio. Yield quotations are based on the Portfolio's net asset value on the last day of the period and will fluctuate depending on the period covered. The 30-day yields for The Global Fixed Income Portfolio and The Intermediate Fixed Income Portfolio as of April 30, 1998 were 4.68% and 5.66%, respectively. Each yield reflects the waiver and reimbursement commitment by its investment adviser.

         Investors should note that income earned and dividends paid by The Intermediate Fixed Income Portfolio, The Limited-Term Maturity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The High-Yield Bond Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio will also vary depending upon fluctuation in interest rates and performance of each Portfolio.

         The net asset value of these seven Portfolios will fluctuate in value inversely to movements in interest rates and, therefore, will tend to rise when interest rates fall and fall when interest rates rise. Likewise, the net asset value for these Portfolios will vary from day to day depending upon fluctuation in the prices of the securities held by each Portfolio. Thus, investors should consider net asset value fluctuation as well as yield in making an investment decision.

         Each Portfolio's total return performance will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the net asset value at the beginning of the period. The computation will not reflect the impact of any income taxes payable by shareholders (who are subject to such tax) on the reinvested distributions included in the calculation. Portfolio shares are sold without a sales charge, except for REIT Fund A Class, REIT Fund B Class and REIT Fund C Class of The Real Estate Investment Trust Portfolio. Because security prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Portfolios in the future.

         Pooled Trust, Inc. may promote the total return performance of The Real Estate Investment Trust Portfolio II by comparison to the original class (prior to its redesignation as REIT Fund A Class) of The Real Estate Investment Trust Portfolio.

         From time to time, each Portfolio may also quote its actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, or the Salomon Brothers World Government Bond Index. Performance also may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a

Portfolio may invest and the assumptions that were used in calculating the blended performance will be described.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Portfolio's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         A Portfolio may also promote its yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc. and Morningstar, Inc.

         The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Portfolio may invest and the assumptions that were used in calculating the blended performance will be described.

         Wellesley Group Inc. is an investment management consulting firm specializing in investment and market research for endowments and pension plans. Wellesley Group will be maintaining, on behalf of Pooled Trust, Inc., peer group comparison composites for each Portfolio. The peer group composites will be constructed by selecting publicly-offered mutual funds that have investment objectives that are similar to those maintained by each Portfolio. Wellesley Group will also be preparing performance analyses of actual Portfolio performance, and benchmark index exhibits, for inclusion in client quarterly review packages.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. A Portfolio may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolio. A Portfolio may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         A Portfolio may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Portfolio may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Portfolio. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Education IRAs) and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of a Portfolio and may illustrate how to find the listings of a Portfolio in newspapers and periodicals. Materials may also include discussions of other Portfolios, products, and services.

         A Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, the Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Portfolio may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers.

         The following tables are an example, for purposes of illustration only, of cumulative total return performance through April 30, 1998 for each Portfolio, other than The Limited-Term Maturity Portfolio, The International Mid-Cap Sub Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio. For these purposes, the calculations assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods.

                           Cumulative Total Return(1)

The Large Cap Value Equity Portfolio         The Aggressive Growth Portfolio

         3 months ended                      3 months ended
         4/30/98               10.39%        4/30/98                   15.57%

         6 months ended                      6 months ended
         4/30/98               18.57%        4/30/98                   14.12%

         9 months ended                      9 months ended
         4/30/98               14.31%        4/30/98                   15.64%

         1 year ended                        1 year ended
         4/30/98               35.54%        4/30/98                   39.63%

         3 years ended                       3 years ended
         4/30/98              107.18%        4/30/98                   73.27%

         5 years ended                       5 years ended
         4/30/98              166.85%        4/30/98                  116.13%

         Period 2/3/92(2)                    Period 2/27/92(2)
         through 4/30/98      226.18%        through 4/30/98          104.81%

(1) Certain expenses of the Portfolios have been waived and paid by the respective investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2) Date of initial sale.

                           Cumulative Total Return(1)

The International Equity Portfolio           The Global Fixed Income Portfolio

         3 months ended                      3 months ended
         4/30/98                9.65%        4/30/98                   0.66%

         6 months ended                      6 months ended
         4/30/98               11.33%        4/30/98                  (0.04%)

         9 months ended                      9 months ended
         4/30/98                0.86%        4/30/98                   3.26%

         1 year ended                        1 year ended
         4/30/98               13.36%        4/30/98                   6.05%

         3 years ended                       3 years ended
         4/30/98               52.76%        4/30/98                  36.98%

         5 years ended                       5 years ended
         4/30/98               85.97%        4/30/98                  58.41%


         Period 2/4/92(2)                    Period 11/30/92(2)
         through 4/30/98      112.16%        through 4/30/98          72.70%

(1) Certain expenses of the Portfolios have been waived and paid by the respective investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2) Date of initial sale.

                           Cumulative Total Return(1)

The Intermediate Fixed Income Portfolio      The High-Yield Bond Portfolio

         3 months ended                      3 months ended
         4/30/98               0.66%         4/30/98                   3.58%

         6 months ended                      6 months ended
         4/30/98               2.87%         4/30/98                   8.23%

         9 months ended                      9 months ended
         4/30/98               4.42%         4/30/98                  12.73%

         1 year ended                        1 year ended
         4/30/98               8.39%         4/30/98                  21.22%

         Period 3/12/96(2)                   Period 12/2/96(2)
         through 4/30/98      14.66%         through 4/30/98          27.63%

(1) Certain expenses of the Portfolios have been waived and paid by the respective investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2) Date of initial sale.

                           Cumulative Total Return(1)

                   The Real Estate Investment Trust Portfolio

The Real Estate Investment Trust Portfolio Class (2)

         3 months ended 4/30/98              (2.26%)

         6 months ended 4/30/98               1.82%

         9 months ended 4/30/98               9.27%

         1 year ended 4/30/98                25.80%

         Period 12/6/95(3) through 4/30/98   88.12%

(1) Certain expenses of the Portfolio have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2) Shares of The Real Estate Investment Trust Portfolio class were made available for sale beginning October 14, 1997. Pursuant to applicable regulation, total return shown for the class prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. That original class has been redesignated REIT Fund A Class. Like The Real Estate Investment Trust Portfolio class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses.

(3) Date of initial sale of the original class (now REIT Fund A Class).


                           Cumulative Total Return(1)

                   The Real Estate Investment Trust Portfolio

                               REIT Fund REIT Fund
                              A Class Institutional

                             (at Offer)(2) Class (3)
         3 months ended
         4/30/98                     6.91%                  (2.26%)

         6 months ended
         4/30/98                    (3.15%)(5)              1.82%

         9 months ended
         4/30/98                     3.92%                  9.27%

         1 year ended
         4/30/98                    19.63%                  25.80%

         Period 12/6/95(4)
         through 4/30/98            78.92%                  88.12%

(1) Certain expenses of the Portfolio have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2) The total return presented above is based upon the performance of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses. That original class has been redesignated REIT Fund A Class. Effective October 14, 1997, a front-end sales charge of 4.75% was imposed on sales of those shares and effective November 3, 1997 the class was subject to annual 12b-1 distribution expenses of up to 0.30% of average daily net assets of the class. These performance numbers are calculated giving effect to the sales charge. For periods prior to November 3, 1997, no adjustment has been made to reflect the effect of 12b-1 payments. Performance on and after November 3, 1997 will be affected by 12b-1 payments. REIT Fund A Class is subject to other expenses (at a higher rate than applicable to the original class) which may affect performance of the Class.
(3) Shares of REIT Fund Institutional Class were made available for sale beginning October 14, 1997. Pursuant to applicable regulation, total return shown for the class prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. That original class has been redesignated REIT Fund A Class. Like REIT Fund Institutional Class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses. REIT Institutional Class is subject to other expenses (at a higher rate than applicable to the original class) which may affect performance of the Class.
(4) Date of initial sale of the original class (now REIT Fund A Class).
(5) Cumulative total return at net asset value was 1.68% for the six months ended April 30, 1998.

The cumulative total return for Class B Shares and Class C Shares of The Real Estate Investment Trust Portfolio including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at April 30, 1998. The cumulative total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at April 30, 1998 and therefore does not reflect the deduction of a CDSC.

                             Cumulative Total Return

                  The Real Estate Investment Trust Portfolio(1)

                                      REIT Fund           REIT Fund          REIT Fund         REIT Fund
                                       B Class             B Class               C Class        C Class
                                     (including           (excluding         (including        (excluding
                                        CDSC)              (CDSC)               CDSC)             CDSC)

3 months ended 4/30/98                 (6.41%)             (2.53%)            (3.50%)            (2.53%)

Period 11/11/97 (2) through 4/30/98    (2.10%)              1.60%              0.67%              1.60%

(1) Certain expenses of the Portfolio have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negative
(2) Date of initial sale; total return for this short of a time period may not be representative of longer term results.

                           Cumulative Total Return(1)

The Labor Select International          The International Fixed Income Portfolio
Equity Portfolio

         3 months ended                 3 months ended
         4/30/98              10.87%    4/30/98                     0.69%

         6 months ended                 6 months ended
         4/30/98              13.95%    4/30/98                    (1.23%)

         9 months ended                 9 months ended
         4/30/98               8.36%    4/30/98                     3.92%

         1 year ended                   1 year ended
         4/30/98              20.38%    4/30/98                     5.58%

         Period 12/19/95(2)             Period 4/11/97(2)
         through 4/30/98      55.95%    through 4/30/98             5.79%

The Emerging Markets Portfolio          The Global Equity Portfolio

         3 months ended                 3 months ended
         4/30/98               13.55%   4/30/98                     9.68%

         6 months ended                 6 months ended
         4/30/98                4.92%   4/30/98                    14.03%

         9 months ended                 Period 10/15/97(3)
         4/30/98              (14.05%)  through 4/30/98             8.93%

         1 year ended
         4/30/98               (4.53%)

         Period 4/14/97(2)
         through 4/30/98       (3.48%)

(1) Certain expenses of the Portfolio have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2) Date of initial sale.
(3) Date of initial sale; total return for this short of a time period may not be representative of longer term results.

                           Cumulative Total Return(1)

                  The Real Estate Investment Trust Portfolio II

         3 months ended 4/30/98         (2.39%)

         Period 11/4/97(2)
         through 4/30/98                 1.17%

(1) Certain expenses of the Portfolio have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2) Date of initial sale; total return for this short of a time period may not be representative of longer term results.

                           Cumulative Total Return (1)

                                           The Small/Mid-Cap               The Aggregate              The Diversified
                                             Value Equity                    Fixed Income            Core Fixed Income
                                             Portfolio                        Portfolio                  Portfolio
3 months ended 4/30/98                         10.40%                           0.81%                      3.13%

Period 11/11/97 (2) through 4/30/98             9.88%                           2.12%                      4.71%

(1) Certain expenses of the Portfolio have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2) Date of initial sale; total return for this short of a time period may not be representative of longer term results.

         In addition, information will be provided that discusses the overriding investment philosophies of Delaware Management Company ("Delaware"), (the investment adviser to The Large-Cap Value Equity, The Aggressive Growth, The Small/Mid-Cap Value Equity, The Real Estate Investment Trust, The Intermediate Fixed Income, The Aggregate Fixed Income, The Limited-Term Maturity, The High-Yield Bond, The Diversified Core Fixed Income, The Asset Allocation, The Small-Cap Growth Equity and The Growth and Income Portfolios), and Delaware International Advisers Ltd. ("Delaware International"), (an affiliate of Delaware and the investment adviser to The International Equity, The International Mid-Cap Sub, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Emerging Markets and The Global Equity Portfolios and the sub-adviser to The Diversified Core Fixed Income Portfolio) and how those philosophies impact each Portfolio in the strategies Pooled Trust, Inc. and Foundation Funds employs in seeking respective Portfolio objectives. Since the investment disciplines being employed for each Portfolio are based on the disciplines and strategies employed by an affiliate of Delaware and Delaware International to manage institutional separate accounts, investment strategies and disciplines of these entities may also be discussed.

         The Large-Cap Value Equity Portfolio's strategy relies on the consistency, reliability and predictability of corporate dividends. Dividends tend to rise over time, despite market conditions, and keep pace with rising prices; they are paid out in "current" dollars. Just as important, current dividend income can help lessen the effects of adverse market conditions. This equity dividend discipline, coupled with the potential for capital gains, seeks to provide investors with a consistently higher total-rate-of-return over time. In implementing this strategy, the investment adviser seeks to buy securities with a yield higher than the average of the S&P 500 Index. If a security held by the Portfolio moves out of the acceptable yield range, it typically is sold. This strict buy/sell discipline is instrumental in implementing The Large-Cap Value Equity Portfolio strategy.

                               GENERAL INFORMATION

         The Asset Allocation, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio reserves the right to operate in a "master-feeder" structure, that is, to invest its assets in another mutual fund with the same investment objective and substantially similar investment policies as those of the respective Portfolio. Each Portfolio has no present intention to operate in a master-feeder structure; however, should the Board of Directors or Trustees approve the implementation of a master-feeder structure for a Portfolio, shareholders will be notified prior to the implementation of the new structure.

         Lincoln National Corporation Employees' Retirement Trust (the "Trust") made an investment in The Emerging Markets Portfolio, which could result in the Trust owning approximately 100% of the outstanding shares of The Emerging Markets Portfolio. Subject to certain limited exceptions, there would be no limitation on the Trust's ability to redeem its shares of the Portfolios and it may elect to do so at any time.

         Lincoln National Life Insurance Company ("LNLIC") made an investment in each of The Global Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Diversified Core Fixed Income Portfolio, The Aggregate Fixed Income Portfolio and The Small/Mid-Cap Value Equity Portfolio, and will make an investment in each of The Asset Allocation, The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio, which could result in LNLIC owning approximately 100% of the outstanding shares of the respective Portfolios. Subject to certain limited exceptions, there would be no limitation on LNLIC's ability to redeem its shares of the Portfolio and it may elect to do so at any time.

                              FINANCIAL STATEMENTS

         Ernst & Young LLP serves as independent auditors for Delaware Pooled Trust, Inc. ("Pooled Trust, Inc.") and, in its capacity as such, audits the financial statements contained in Pooled Trust, Inc.'s Annual Reports. The Real Estate Investment Trust, The Large-Cap Value Equity (formerly known as The Defensive Equity), The Aggressive Growth, The International Equity, The Global Fixed Income, The Labor Select International Equity, The Intermediate Fixed Income (formerly known as The Fixed Income ), The High-Yield Bond, The Emerging Markets, The Global Equity and The International Fixed Income Portfolios' Statements of Net Assets, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, and The Limited-Term Maturity Portfolio's Statement of Assets and Liabilities and Notes to Financial Statements as well as the reports of Ernst & Young LLP for the fiscal year ended October 31, 1997 are included in Pooled Trust, Inc.'s Annual Reports to shareholders. The financial statements, financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Statement of Additional Information.

         Ernst & Young LLP serves as the independent auditors for Delaware Group Foundation Funds and, in its capacity as such, will audit the annual financial statements of The Asset Allocation Portfolio.

                               APPENDIX A--RATINGS

Bonds

         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

         Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds

Portfolio                                      140
are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

         Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

APPENDIX B--INVESTMENT OBJECTIVES OF THE OTHER FUNDS IN THE DELAWARE INVESTMENTS FAMILY

         Following is a summary of the investment objectives of the other funds in the Delaware Investments family:


         Delaware Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

         Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Decatur Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Decatur Total Return Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

         U.S. Government Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

         Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital. Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital. Tax-Free Ohio Fund seeks a high level of current interest income exempt from federal income tax and Ohio state and local taxes, consistent with preservation of capital.

         Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds.

         International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income. Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

           U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

         Delaware Group Premium Fund, Inc. offers 16 funds available exclusively as funding vehicles for certain insurance company separate accounts. Decatur Total Return Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short-and intermediate-term securities. Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Small Cap Value Series seeks capital appreciation by investing primarily in small-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Strategic Income Series seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Devon Series seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities. Social Awareness Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. REIT Series seeks to achieve maximum long-term total return, with capital appreciation as a secondary objective, by investing in securities of companies primarily engaged in the real estate industry.

         Delaware-Voyageur US Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware-Voyageur Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware-Voyageur Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware-Voyageur Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Utah Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Washington Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware-Voyageur Minnesota High Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. National High Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware-Voyageur Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Aggressive Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware-Voyageur Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in the Portfolio's prospectus(es).

                                     PART C

                                Other Information

Item 23.      Exhibits

              (a)         Articles of Incorporation.

                          (1) Articles of Incorporation, as amended and supplemented through November 28, 1995, incorporated into this filing by reference to Post-Effective Amendment No. 8 filed September 15, 1995 and Post-Effective Amendment No. 9 filed November 24, 1995.

                          (2)  Executed Articles Supplementary (January 14,
                               1997) incorporated into this filing by reference to Post-Effective Amendment No. 14 filed January 16, 1997.

                          (3)  Articles Supplementary (April 14, 1997)
                               incorporated into this filing by reference to Post-Effective Amendment No. 16 filed May 23, 1997.

                          (4) Articles Supplementary (October 9, 1997) incorporated into this filing by reference to Post-Effective Amendment No. 20 filed October 24, 1997.

                          (5)  Articles of Amendment to Articles of
                               Incorporation (October 9, 1997) incorporated into this filing by reference to Post-Effective Amendment No. 20 filed October 24, 1997.

                          (6)  Form of Articles Supplementary (1997)
                               incorporated into this filing by reference to Post-Effective Amendment No. 21 filed December 23, 1997.

                          (7) Form of Articles of Amendment (1997) to Articles of Incorporation incorporated into this filing by reference to Post-Effective Amendment No. 22 filed December 23, 1997.

                          (8) Form of Articles of Supplementary (1998) to Articles of Incorporation to be filed by Amendment.

                          (9) Form of Articles of Amendment (1998) to Articles of Amendment to be filed by Amendment.

              (b) By-Laws. By-Laws, as amended to date, incorporated into this filing by reference to Post-Effective Amendment No. 8 filed September 15, 1995.

              (c)         Instruments Defining the Rights of Security Holders.

                          (1)  Articles of Incorporation and Articles
                               Supplementary.

                               (i) Articles Fifth and Ninth of the Articles of Incorporation (May 29, 1991), Article Fifth of Articles of Amendment (October 10,
                                     1991), Article Second of Articles
                                     Supplementary (September 21, 1992), Article
                                     Second of Articles Supplementary (August 3,
                                     1993), Article Second of Articles
                                     Supplementary (October 12, 1994)

   Part C - Other Information
   (continued)

                                     incorporated into this filing by reference to Post-Effective Amendment No. 8 filed September 15, 1995.

                               (ii) Article Fourth of Articles Supplementary (November 28, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 9 filed November 24, 1995.

                               (iii) Article Second of Articles Supplementary
                                     (April 14, 1997) incorporated into this
                                     filing by reference to Post-Effective
                                     Amendment No. 16 filed May 23, 1997.

                               (iv) Article Fourth of Articles Supplementary (October 9, 1997) incorporated into this filing by reference to Post-Effective Amendment No. 20 filed October 24, 1997.

                               (v) Article Fourth of Articles of Amendment (October 9, 1997) incorporated into this filing by reference to Post-Effective Amendment No. 20 filed October 24, 1997.

                               (vi)  Article Third of Articles Supplementary
                                     (1997) incorporated into this filing by
                                     reference to Post-Effective Amendment No.
                                     21 filed December 23, 1997.

                               (vii) Articles Supplementary (1998) to be filed
                                     by Amendment.

                         (2) By-Laws. Articles II, III and XIV of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 8 filed
                               September 15, 1995.

              (d)        Investment Management Agreements.

                         (1) Executed Investment Management Agreements between Delaware Management Company, Inc. and the Registrant on behalf of The Defensive Equity (renamed The Large-Cap Value Equity), The Aggressive Growth (renamed The Mid-Cap Growth Equity), The Fixed Income (renamed The Intermediate Fixed Income) and The Limited-Term Maturity Portfolios (April 3, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 8 filed September 15, 1995.

                         (2) Executed Investment Management Agreements between Delaware International Advisers Ltd. and the Registrant on behalf of The International Equity, The Global Fixed Income and The International Fixed Income Portfolios (April 3, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 8 filed September 15, 1995.

                         (3) Executed Investment Management Agreements between Delaware Management Company, Inc. and the Registrant on behalf of The Defensive Equity Small/Mid-Cap (renamed The Mid-Cap Value Equity), The High-Yield Bond and The Real Estate Investment Trust Portfolios (November 29, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 10 filed February 23, 1996.

   Part C - Other Information
   (continued)


                         (4) Executed Investment Management Agreement between Delaware International Advisers Ltd. and the Registrant on behalf of The Labor Select International Equity Portfolio (November 29,
                               1995) incorporated into this filing by reference to Post-Effective Amendment No. 10 filed February 23, 1996.

                         (5) Executed Investment Management Agreement (April 14, 1997) between Delaware International Advisers Ltd. and the Registrant on behalf of The Emerging Markets Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 17 filed August 1, 1997.

                         (6) Form of Investment Management Agreement (1997) between Delaware International Advisers Ltd. and the Registrant on behalf of The Global Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 20 filed October 24, 1997.

                         (7) Form of Investment Management Agreement (1997) between Delaware Management Company, Inc. and the Registrant on behalf of The Real Estate Investment Trust Portfolio II incorporated into this filing by reference to Post-Effective Amendment No. 20 filed October 24, 1997.

                         (8) Form of Investment Management Agreement (1997) between Delaware Management Company, Inc. and the Registrant on behalf of The Aggregate Fixed Income Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 21 filed December 23, 1997.

                         (9) Form of Investment Management Agreement (1997) between Delaware Management Company, Inc. and the Registrant on behalf of The Diversified Core Fixed Income Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 21 filed December 23, 1997.

                         (10) Form of Investment Management Agreement (1998) between Delaware Management Company and the Registrant on behalf of The Small-Cap Growth Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

                         (11) Form of Investment Management Agreement (1998) between Delaware Management Company and the Registrant on behalf of The Growth and Income Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

                         (12)  Executed Sub-Advisory Agreement (November 29,
                               1995) between Delaware Management Company, Inc. and Lincoln Investment Management, Inc. on behalf of the Registrant for The Real Estate Investment Trust Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 10 filed February 23, 1996.

                         (13) Form of Sub-Advisory Agreement (1997) between Delaware International Advisers Ltd. and Delaware Management Company, Inc. on behalf of The

   Part C - Other Information
   (continued)

                               Global Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 20 filed October 24, 1997.

                         (14) Form of Sub-Advisory Agreement (1997) between Delaware Management Company, Inc. and Lincoln Investment Management, Inc. on behalf of The Real Estate Investment Trust Portfolio II incorporated into this filing by reference to Post-Effective Amendment No. 20 filed October 24, 1997.

                         (15) Form of Sub-Advisory Agreement (1997) between Delaware Management Company, Inc. and Delaware International Advisers Ltd. on behalf of The Diversified Core Fixed Income Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 21 filed December 21, 1997.

              (e)        (1)   Distribution Agreements.

                               (i)    Form of Distribution Agreements (April
                                      1995) between Delaware Distributors, L.P.
                                      and the Registrant on behalf of The
                                      Defensive Equity (renamed The Large-Cap
                                      Value Equity), The Aggressive Growth
                                      (renamed The Mid-Cap Growth Equity), The
                                      International Equity, The Global Fixed
                                      Income, The Fixed Income (renamed The
                                      Intermediate Fixed Income), The
                                      Limited-Term Maturity and The
                                      International Fixed Income Portfolios
                                      incorporated into this filing by reference to Post-Effective Amendment No. 9 filed October 24, 1995.

                               (ii)   Form of Distribution Agreements (November
                                      1995) between Delaware Distributors, L.P.
                                      and the Registrant on behalf of The
                                      Defensive Equity Small/Mid-Cap (renamed
                                      The Mid-Cap Value Equity), The High-Yield
                                      Bond, The Labor Select International
                                      Equity and The Real Estate Investment
                                      Trust Portfolios incorporated into this
                                      filing by reference to Post-Effective
                                      Amendment No. 9 filed October 24, 1995.

                               (iii)  Executed Distribution Agreement (April 14,
                                      1997) between Delaware Distributors, L.P.
                                      and the Registrant on behalf of The
                                      Emerging Markets Portfolio incorporated
                                      into this filing by reference to
                                      Post-Effective Amendment No. 17 filed
                                      August 1, 1997.

                               (iv)   Form of Distribution Agreement (1997)
                                      between Delaware Distributors, L.P. and
                                      the Registrant on behalf of The Global
                                      Equity Portfolio incorporated into this
                                      filing by reference to Post-Effective
                                      Amendment No. 20 filed October 24, 1997.

                               (v)    Form of Distribution Agreement (1997)
                                      between Delaware Distributors, L.P. and
                                      the Registrant on behalf of The Real
                                      Estate Investment Trust Portfolio II
                                      incorporated into this filing by reference to Post-Effective Amendment No. 20 filed October 24, 1997.

   Part C - Other Information
   (continued)

                               (vi) Form of Amended and Restated Distribution Agreement (1997) for The Real Estate Investment Trust Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 20 filed October 24, 1997.

                               (vii)  Form of Distribution Agreement (1997)
                                      between Delaware Distributors, L.P. and
                                      the Registrant on behalf of The Aggregate
                                      Fixed Income Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 21 filed December 23, 1997.

                               (viii) Form of Distribution Agreement (1997)
                                      between Delaware Distributors, L.P. and
                                      the Registrant on behalf of The
                                      Diversified Core Fixed Income Portfolio
                                      incorporated into this filing by reference to Post-Effective Amendment No. 21 filed December 23, 1997.

                               (ix)   Form of Distribution Agreement (1998)
                                      between Delaware Distributors, L.P. and
                                      the Registrant on behalf of The Small-Cap
                                      Growth Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

                               (x)    Form of Distribution Agreement (1998)
                                      between Delaware Distributors, L.P. and
                                      the Registrant on behalf of The Growth and Income Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

                          (2) Administration and Service Agreement. Form of Administration and Service Agreement (as amended November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed August 1, 1997.

                          (3) Dealer's Agreement. Dealer's Agreement (as amended November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed August 1, 1997.

                          (4) Mutual Fund Agreement for the Delaware Group of Funds (as amended November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed August 1, 1997.

              (f)         Bonus, Profit Sharing, Pension Contracts.

                          (1) Amended and Restated Profit Sharing Plan (November 17, 1994) incorporated into this filing by reference to Post-Effective Amendment No. 8 filed September 15, 1995.

                          (2)  Amendment to Profit Sharing Plan (December 21,
                               1995) incorporated into this filing by reference to Post-Effective Amendment No. 10 filed February 23, 1996.


              (g)         Custodian Agreements.

   Part C - Other Information
   (continued)

                          (1) Executed Custodian Agreement (1996) between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 12 filed August 23, 1996.

                          (2) Form of Securities Lending Agreement (1996) between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 12 filed August 23, 1996.

                          (3) Amendment to Custodian Agreement (1997) between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 21 filed December 23, 1997.

                          (4) Letter (April 14, 1997) to add The Emerging Markets Portfolio to the Custodian Agreement between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

                          (5) Letter (October 14, 1997) to add The Global Equity Portfolio and The Real Estate Investment Trust Portfolio II to the Custodian Agreement between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

                          (6) Letter (December 24, 1997) to add The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio to the Custodian Agreement between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

                          (7) Form of letter to add The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio to the Custodian Agreement between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

                          (8) Form of letter to add The Large-Cap Value Equity Portfolio, The Aggressive Growth Portfolio (renamed The Mid-Cap Growth Equity Portfolio), The Intermediate Fixed Income Portfolio, The Limited-Term Maturity Portfolio and The Small/Mid-Cap Value Equity Portfolio to the Custodian Agreement between the Registrant and The Chase Manhattan Bank to be filed by Amendment.

              (h)         Other Material Contracts.

                          (1) Executed Fourth Amended and Restated Shareholders Services Agreement (April 1997) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 17 filed August 1, 1997.

   Part C - Other Information
   (continued)

                          (2) Form of Fifth Amended and Restated Shareholders Services Agreement (October 1997) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 20 filed October 24, 1997.

                          (3) Form of Sixth Amended and Restated Shareholders Services Agreement (1997) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 21 filed December 23, 1997.

                          (4) Form of Seventh Amended and Restated Shareholder Services Agreement (1998) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

                          (5) Executed Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 16 filed May 23, 1997.

                               (i)    Executed Amendment No. 10 (August 31,
                                      1998) to Delaware Group of Funds Fund
                                      Accounting Agreement attached as Exhibit.

                               (ii)   Executed Amendment No. 11 (September 14,
                                      1998) to Delaware Group of Funds Fund
                                      Accounting Agreement attached as Exhibit.

                               (iii)  Executed Amendment No. 12 (1998) to
                                      Delaware Group of Funds Fund Accounting
                                      Agreement attached as Exhibit.

                               (iv)   Executed Amendment No. 13 (1998) to
                                      Delaware Group of Funds Fund Accounting
                                      Agreement attached as Exhibit.

              (i) Legal Opinion. Incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

              (j)         Consent of Auditors. To be filed by Amendment.

              (k)         Inapplicable.

              (l)         Inapplicable.

              (m)         Plan Under Rule 12b-1.

                          (1) Form of 12b-1 Plan for REIT Fund Class A incorporated into this filing by reference to Post-Effective Amendment No. 21 filed December 23, 1997.

                          (2) Form of 12b-1 Plan for REIT Fund Class B incorporated into this filing by reference to Post-Effective Amendment No. 21 filed December 23, 1997.

   Part C - Other Information
   (continued)

                          (3) Form of 12b-1 Plan for REIT Fund Class C incorporated into this filing by reference to Post-Effective Amendment No. 21 filed December 23, 1997.

              (n)         Financial Data Schedules. To be filed by Amendment.

              (o)         Plan under Rule 18f-3.

                          (1) Form of Rule 18f-3 Plan incorporated into this filing by reference to Post-Effective Amendment No. 20 filed October 24, 1997.

                          (2)  Amended Appendix A to Rule 18f-3 Plan
                               incorporated into this filing by reference to Post-Effective Amendment No. 20 filed October 24, 1997.

              (p)        Other:   Directors' Power of Attorney.

                          (a) Incorporated into this filing by reference to Post-Effective Amendment No. 21 filed December 23, 1997 and Post-Effective Amendment No. 22 filed June 17, 1998.

   Item 24.      Persons Controlled by or under Common Control with Registrant.
                 None.

   Item 25. Indemnification. Incorporated into this filing by reference to initial Registration Statement filed May 31, 1991.

   Part C - Other Information
   (continued)

   Item 26.  Business and Other Connections of Investment Adviser.

             (a) Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Inc., Delaware Group Equity Funds II, Inc., Delaware Group Equity Funds III, Inc., Delaware Group Equity Funds IV, Inc., Delaware Group Equity Funds V, Inc., Delaware Group Government Fund, Inc., Delaware Group Income Funds, Inc., Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Delaware Group Tax-Free Fund, Inc., Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Inc., Delaware Group Premium Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Group Adviser Funds, Inc., Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Inc., Voyageur Intermediate Tax-Free Funds, Inc., Voyageur Tax-Free Funds, Inc., Voyageur Funds, Inc., Voyageur Insured Funds, Inc., Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds, Inc., Voyageur Mutual Funds II, Inc., Voyageur Mutual Funds III, Inc., Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.). In addition, certain officers of the Manager also serve as directors/trustees of the other funds in the Delaware Investments family, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's indirect parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 29 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

             The following persons serving as officers of the Manager have held the following positions during the past two years:

   Name and Principal     Positions and Offices with the Manager and its
   Business Address *     Affiliates and Other Positions and Offices Held
   ------------------     -----------------------------------------------

   Wayne A. Stork         Chairman of the Board, President, Chief Executive
                          Officer, Chief Investment Officer and
                          Director/Trustee of Delaware Management Company, Inc.
                          and Delaware Management Business Trust; Chairman of the Board, President, Chief Executive Officer, Chief
                          Investment Officer of Delaware Management Company (a series of Delaware Management Business Trust);
                          Chairman of the Board, President, Chief Executive
                          Officer and Director of DMH Corp., Delaware
                          Distributors, Inc. and Founders Holdings, Inc.;
                          Chairman, Chief Executive Officer and Chief
                          Investment Officer of Dealware Investment Advisers (a series of Delaware Management Business Trust);
                          Chairman, Chief Executive Officer and Director of
                          Delaware International Holdings Ltd. and Delaware
                          International Advisers Ltd.; Chairman of the Board and Director of Delaware Management Holdings, Inc.
                          and Delaware Capital Management, Inc.; Chairman of
                          Delaware Distributors, L.P.; President and Chief
                          Executive Officer of Delvoy, Inc.; and Director and/or Trustee of the Registrant, each of the other funds in the Delaware Investments family, Delaware
                          Service Company, Inc. and Retirement Financial
                          Services, Inc.

   * Business address of each is 1818 Market Street, Philadelphia, PA 19103.

   Part C - Other Information
   (continued)

   Name and Principal     Positions and Offices with the Manager and its
   Business Address *     Affiliates and Other Positions and Offices Held
   ------------------     -----------------------------------------------

   Richard G. Unruh, Jr.  Executive Vice President of the Registrant, each of the other funds in the Delaware Investments family, Delaware Management Holdings, Inc., Delaware Capital Management, Inc. and Delaware Management Company (a series of Delaware Management Business Trust); Executive Vice President and Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business Trust; President of Delaware Investment Advisers (a series of Delaware Management Business Trust); and Director of Delaware International Advisers Ltd.

                          Board of Directors, Chairman of Finance Committee, Keystone Insurance Company since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman of Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911 Freedom Drive, Reston, VA

   Paul E. Suckow         Executive Vice President/Chief Investment Officer,
                          Fixed Income of Delaware Management Company, Inc.,
                          Delaware Management Company (a series of Delaware
                          Management Business Trust), Delaware Investment
                          Advisers (a series of Delaware Management Business
                          Trust), the Registrant, each of the other funds in the Delaware Investments family and Delaware Management
                          Holdings, Inc.; Executive Vice President and Director of Founders Holdings, Inc.; Executive Vice President of Delaware Capital Management, Inc. and Delaware
                          Management Business Trust; and Director of Founders
                          CBO CorporationDirector, HYPPCO Finance Company Ltd.

   David K. Downes        Executive Vice President, Chief Operating Officer,
                          Chief Financial Officer and Director of Delaware
                          Management Company, Inc., DMH Corp, Delaware
                          Distributors, Inc., Founders Holdings, Inc. and
                          Delvoy, Inc.; Executive Vice President, Chief
                          Financial Officer, Chief Administrative Officer and
                          Trustee of Delaware Management Business Trust;
                          Executive Vice President, Chief Operating Officer and
                          Chief Financial Officer of the Registrant and each of the other funds in the Delaware Investments family, Delaware Management Holdings, Inc., Founders CBO
                          Corporation, Delaware Capital Management, Inc.,
                          Delaware Management Company (a series of Delaware
                          Management Business Trust), Delaware Investment
                          Advisers (a series of Delaware Management Business
                          Trust) and Delaware Distributors, L.P.; President,
                          Chief Executive Officer, Chief Financial Officer and
                          Director of Delaware Service Company, Inc.; President,
                          Chief Operating Officer, Chief Financial Officer and
                          Director of Delaware International Holdings Ltd.;
                          Chairman, Chief Executive Officer and Director of
                          Retirement Financial Services, Inc.; Chairman and
                          Director of Delaware Management Trust Company; and
                          Director of Delaware International Advisers Ltd.

                          Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton Place, Newtown Square, PA


   * Business address of each is 1818 Market Street, Philadelphia, PA 19103.

   Part C - Other Information
   (continued)

   Name and Principal     Positions and Offices with the Manager and its
   Business Address *     Affiliates and Other Positions and Offices Held
   ------------------     -----------------------------------------------

   Richard J. Flannery    Executive Vice President and General Counsel of
                          Delaware Management Holdings, Inc., DMH Corp.,
                          Delaware Management Company, Inc., Delaware
                          Distributors, Inc., Delaware Distributors, L.P.,
                          Delaware Management Trust Company, Delaware Capital
                          Management, Inc., Delaware Service Company, Inc.,
                          Delaware Management Company (a series of Delaware
                          Management Business Trust), Delaware Investment
                          Advisers (a series of Delaware Management Business
                          Trust), Founders CBO Corporation and Retirement
                          Financial Services, Inc.; Executive Vice
                          President/General Counsel and Director of Delaware
                          International Holdings Ltd., Founders Holdings, Inc.
                          and Delvoy, Inc.; Senior Vice President of the
                          Registrant and each of the other funds in the Delaware
                          Investments family; Director of Delaware International
                          Advisers Ltd.

                          Director, HYPPCO Finance Company Ltd.

                          Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton, PA; Director and Member of Executive Committee of Stonewall Links, Inc. since 1991, Bulltown Rd., Elverton, PA


   George M.              Senior Vice President, Secretary and Director/Trustee
   Chamberlain, Jr.       of Delaware Management Company, Inc., DMH Corp.,
                          Delaware Distributors, Inc., Delaware Service Company,
                          Inc., Founders Holdings, Inc., Delaware Capital
                          Management, Inc., Retirement Financial Services, Inc.,
                          Delvoy, Inc. and Delaware Management Business Trust;
                          Senior Vice President, Secretary and General Counsel of the Registrant and each of the other funds in the Delaware Investments family; Senior Vice President and
                          Secretary of Delaware Distributors, L.P., Delaware
                          Management Company (a series of Delaware Management
                          Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and
                          Delaware Management Holdings, Inc.; Senior Vice
                          President and Director of Delaware International
                          Holdings Ltd.; Executive Vice President, Secretary and
                          Director of Delaware Management Trust Company; and
                          Director of Delaware International Advisers Ltd.


   Michael P. Bishof      Senior Vice President and Treasurer of the Registrant,
                          each of the other funds in the Delaware Investments family and Founders Holdings, Inc.; Senior Vice
                          President/Investment Accounting of Delaware Management
                          Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and Delaware
                          Service Company, Inc.; Senior Vice President and
                          Treasurer/ Manager, Investment Accounting of Delaware
                          Distributors, L.P. and Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior
                          Vice President and Assistant Treasurer of Founders CBO
                          Corporation; and Senior Vice President and Manager of
                          Investment Accounting of Delaware International
                          Holdings Ltd.

   * Business address of each is 1818 Market Street, Philadelphia, PA 19103.

   Part C - Other Information
   (continued)

   Name and Principal     Positions and Offices with the Manager and its
   Business Address *     Affiliates and Other Positions and Offices Held
   ------------------     -----------------------------------------------

   Joseph H. Hastings     Senior Vice President/Corporate Controller and
                          Treasurer of Delaware Management Holdings, Inc., DMH
                          Corp., Delaware Management Company, Inc., Delaware
                          Distributors, Inc., Delaware Capital Management, Inc.,
                          Delaware Distributors, L.P., Delaware Service Company,
                          Inc., Delaware International Holdings Ltd., Delaware
                          Management Company (a series of Delaware Management
                          Business Trust), Delvoy, Inc. and Delaware Management
                          Business Trust; Senior Vice President/Corporate
                          Controller of the Registrant, each of the other funds in the Delaware Investments family and Founders
                          Holdings, Inc.; Executive Vice President, Chief
                          Financial Officer and Treasurer of Delaware Management
                          Trust Company; Chief Financial Officer and Treasurer of Retirement Financial Services, Inc.; and Senior
                          Vice President/Assistant Treasurer of Founders CBO
                          Corporation

   Susan L. Hanson        Senior Vice President/Global Marketing & Client
                          Services of Delaware Management Company, Inc.,
                          Delaware Management Company (a series of Delaware
                          Management Business Trust) and Delaware Service
                          Company, Inc.

   Michael T. Taggart     Vice President/Facilities Management and
                          Administrative Services of Delaware Management
                          Company, Inc. and Delaware Management Company (a series of Delaware Management Business Trust)

   Douglas L. Anderson    Senior Vice President/Operations of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust),
                          Retirement Financial Services, Inc. and Delaware
                          Service Company, Inc.; Senior Vice President/
                          Operations and Director of Delaware Management Trust
                          Company

   James L. Shields       Senior Vice President/Chief Information Officer of
                          Delaware Management Company, Inc., Delaware Management
                          Company (a series of Delaware Management Business
                          Trust), Delaware Service Company, Inc. and Retirement
                          Financial Services, Inc.

   Eric E. Miller         Vice President, Assistant Secretary and Deputy General
                          Counsel of the Registrant and each of the other funds in the Delaware Investments family, Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust),
                          Delaware Investment Advisers (a series of Delaware
                          Management Business Trust), Delaware Management
                          Holdings, Inc., DMH Corp., Delaware Distributors,
                          L.P., Delaware Distributors Inc., Delaware Service
                          Company, Inc., Delaware Management Trust Company,
                          Founders Holdings, Inc., Delaware Capital Management,
                          Inc. and Retirement Financial Services, Inc.;
                          Assistant Secretary of Delaware Management Business
                          Trust; and Vice President and Assistant Secretary of
                          Delvoy, Inc.

   * Business address of each is 1818 Market Street, Philadelphia, PA 19103.

   Part C - Other Information
   (continued)

   Name and Principal     Positions and Offices with the Manager and its
   Business Address *     Affiliates and Other Positions and Offices Held
   ------------------     -----------------------------------------------

   Richelle S. Maestro    Vice President and Assistant Secretary of the
                          Registrant, each of the other funds in the Delaware
                          Investments family, Delaware Management Company, Inc.,
                          Delaware Management Company (a series of Delaware
                          Management Business Trust), Delaware Investment
                          Advisers (a series of Delaware Management Business
                          Trust), Delaware Management Holdings, Inc., Delaware
                          Distributors, L.P., Delaware Distributors, Inc.,
                          Delaware Service Company, Inc., DMH Corp., Delaware
                          Management Trust Company, Delaware Capital Management,
                          Inc., Retirement Financial Services, Inc., Founders
                          Holdings, Inc. and Delvoy, Inc.; Vice President and
                          Secretary of Delaware International Holdings Ltd.; and
                          Secretary of Founders CBO Corporation

                          Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia, PA

   Richard Salus          Vice President/Assistant Controller of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust) and
                          Delaware Management Trust Company

   Bruce A. Ulmer         Vice President/Director of LNC Internal Audit of the
                          Registrant, each of the other funds in the Delaware
                          Investments family, Delaware Management Company, Inc.,
                          Delaware Management Company (a series of Delaware
                          Management Business Trust), Delaware Management
                          Holdings, Inc., DMH Corp., Delaware Management Trust
                          Company and Retirement Financial Services, Inc.; Vice
                          President/Director of Internal Audit of Delvoy, Inc.

   Joel A. Ettinger(1)    Vice President/Director of Taxation of the Registrant,
                          each of the other funds in the Delaware Investments family, Delaware Management Company, Inc., Delaware
                          Management Company (a series of Delaware Management
                          Business Trust) and Delaware Management Holdings,
                          Inc., Founders Holdings,Inc. and Founders CBO
                          Corporation

   Christopher Adams      Vice President/Business Manager, Equity Department of
                          Delaware Management Company, Inc., Delaware Management
                          Company (a series of Delaware Management Business
                          Trust) and Delaware Service Company, Inc.

   Dennis J. Mara(2)      Vice President/Acquisitions of Delaware Management
                          Company, Inc. and Delaware Management Company (a series of Delaware Management Business Trust)

   Scott Metzger          Vice President/Business Development of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust) and
                          Delaware Service Company, Inc.


   * Business address of each is 1818 Market Street, Philadelphia, PA 19103.

   Part C - Other Information
   (continued)

   Name and Principal     Positions and Offices with the Manager and its
   Business Address *     Affiliates and Other Positions and Offices Held
   ------------------     -----------------------------------------------

   Lisa O. Brinkley       Vice President/Compliance of the Registrant, Delaware
                          Management Company, Inc., each of the other funds in the Delaware Investments family, Delaware Management
                          Company (a series of Delaware Management Business
                          Trust), DMH Corp., Delaware Distributors, L.P.,
                          Delaware Distributors, Inc., Delaware Service Company,
                          Inc., Delaware Management Trust Company, Delaware
                          Capital Management, Inc. and Retirement Financial
                          Services, Inc.; Vice President/Compliance Officer of
                          Delaware Management Business Trust; and Vice President of Delvoy, Inc.

   Mary Ellen Carrozza    Vice President/Client Services of Delaware Management
                          Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware
                          Investment Advisers (a series of Delaware Management
                          Business Trust) and the Registrant

   Gerald T. Nichols      Vice President/Senior Portfolio Manager of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust),
                          Delaware Investment Advisers (a series of Delaware
                          Management Business Trust), the Registrant and the other fixed-income investment companies in the Delaware Investments family; Vice President of
                          Founders Holdings, Inc.; and Treasurer, Assistant
                          Secretary and Director of Founders CBO Corporation

   Paul A. Matlack        Vice President/Senior Portfolio Manager of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust),
                          Delaware Investment Advisers (a series of Delaware
                          Management Business Trust), the Registrant and the other fixed-income investment companies in the Delaware Investments family; Vice President of
                          Founders Holdings, Inc.; and President and Director of
                          Founders CBO Corporation

   Gary A. Reed           Vice President/Senior Portfolio Manager of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust),
                          Delaware Investment Advisers (a series of Delaware
                          Management Business Trust), the Registrant, the other fixed-income investment companies in the Delaware
                          Investments family and Delaware Capital Management,
                          Inc.

   Patrick P. Coyne       Vice President/Senior Portfolio Manager of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust),
                          Delaware Investment Advisers (a series of Delaware
                          Management Business Trust), the Registrant, the other fixed-income investment companies in the Delaware
                          Investments family and Delaware Capital Management,
                          Inc.



   * Business address of each is 1818 Market Street, Philadelphia, PA 19103.

   Part C - Other Information
   (continued)

   Name and Principal     Positions and Offices with the Manager and its
   Business Address *     Affiliates and Other Positions and Offices Held
   ------------------     -----------------------------------------------

   Roger A. Early         Vice President/Senior Portfolio Manager of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust),
                          Delaware Investment Advisers (a series of Delaware
                          Management Business Trust), the Registrant, and the other fixed-income other investment companies in the Delaware Investments family

   Mitchell L. Conery     Vice President/Senior Portfolio Manager of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust),
                          Delaware Investment Advisers (a series of Delaware
                          Management Business Trust), the Registrant, the other fixed-income investment companies in the Delaware
                          Investments family and Delaware Capital Management,
                          Inc.

   George H. Burwell      Vice President/Senior Portfolio Manager of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust) and the other equity investment companies in the Delaware
                          Investments family

   John B. Fields         Vice President/Senior Portfolio Manager of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust),
                          Delaware Investment Advisers (a series of Delaware
                          Management Business Trust), the other equity investment companies in the Delaware Investments family, Delaware Capital Management, Inc. and Trustee of Delaware Management Business Trust

   Gerald S. Frey         Vice President/Senior Portfolio Manager of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust),
                          Delaware Investment Advisers (a series of Delaware
                          Management Business Trust) and the other equity investment companies in the Delaware Investments family

   Christopher Beck(3)    Vice President/Senior Portfolio Manager of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust),
                          Delaware Investment Advisers (a series of Delaware
                          Management Business Trust) and the other equity investment companies in the Delaware Investments family

   Elizabeth H. Howell(4) Vice President/Senior Portfolio Manager of Delaware
                          Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), and the other fixed-income investment companies in the Delaware Investments family

   * Business address of each is 1818 Market Street, Philadelphia, PA 19103.

   Part C - Other Information
   (continued)

   Name and Principal     Positions and Offices with the Manager and its
   Business Address *     Affiliates and Other Positions and Offices Held
   ------------------     -----------------------------------------------

   Andrew M.
   McCullagh, Jr.(5)      Vice President/Senior Portfolio Manager of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust) and the other fixed-income investment companies in the Delaware Investments family

   Babak Zenouzi          Vice President/Senior Portfolio Manager of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust) and the other equity investment companies in the Delaware
                          Investments family

   J. Paul Dokas(6)       Vice President/Senior Portfolio Manager of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust) and the other equity investment companies in the Delaware
                          Investments family

   Cynthia Isom           Vice President/Portfolio Manager of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust), the
                          Registrant and the other fixed-income investment companies in the Delaware Investments family

   Paul Grillo            Vice PresidentSenior /Portfolio Manager of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust),
                          Delaware Investment Advisers (a series of Delaware
                          Management Business Trust), the Registrant and the other fixed-income investment companies in the Delaware Investments family

   Marshall T. Bassett(7) Vice President/Senior Portfolio Manager of Delaware
                          Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), the Registrant and the other equity investment companies in the Delaware Investments family

   John A. Heffern(8)     Vice President/Senior Portfolio Manager of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust), the
                          Registrant and the other equity investment companies in the Delaware Investments family

   Lori P. Wachs          Vice President/Senior Portfolio Manager of Delaware
                          Management Company, Inc., Delaware Management Company
                          (a series of Delaware Management Business Trust), the
                          Registrant and the other equity investment companies in the Delaware Investments family

   * Business address of each is 1818 Market Street, Philadelphia, PA 19103.

   Part C - Other Information
   (continued)


   1   TAX PRINCIPAL, Ernst & Young LLP prior to April 1998.
   2   CORPORATE CONTROLLER, IIS prior to July 1997.
   3   SENIOR PORTFOLIO MANAGER, Pitcairn Trust Company prior to May 1997.
   4   SENIOR PORTFOLIO MANAGER, Voyageur Fund Managers, Inc. prior to May 1997.
   5 SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER, Voyageur Asset Management LLC prior to May 1997.
   6 DIRECTOR OF TRUST INVESTMENTS, Bell Atlantic Corporation prior to February 1997.
   7   VICE PRESIDENT, Morgan Stanley Asset Management prior to March 1997.
   8 SENIOR VICE PRESIDENT, EQUITY RESEARCH, NatWest Securities Corporation prior to March 1997.

             (b) Delaware International Advisers Ltd. ("Delaware International") serves as investment manager to The International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio and The International Mid-Cap Sub Portfolio. In addition, Delaware International serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Inc., Delaware Group Income Funds, Inc., Delaware Group Premium Fund, Inc., Delaware Group Global & International Funds, Inc. and Delaware Group Global Dividend and Income Fund, Inc.) and other institutional accounts.

             Information regarding the officers and directors of Delaware International and the positions they have held with the Registrant during the past two fiscal years is provided below.

                          Positions and Offices with Delaware International
   Name and Principal     Advisers Ltd. and its Affiliates and Other Positions
   Business Address       and Offices Held
   ------------------     ----------------------------------------------------

   *Wayne A. Stork        Chairman, Chief Executive Officer and Director of
                          Delaware International Holdings Ltd. and Delaware
                          International Advisers Ltd.; Chairman of the Board,
                          President, Chief Executive Officer, Chief Investment
                          Officer and Director/Trustee of Delaware Management
                          Company, Inc. and Delaware Management Business Trust;
                          Chairman of the Board, President, Chief Executive
                          Officer, Chief Investment Officer of Delaware
                          Management Company (a series of Delaware Management
                          Business Trust); Chairman of the Board, President,
                          Chief Executive Officer and Director of DMH Corp.,
                          Delaware Distributors, Inc. and Founders Holdings,
                          Inc.; Chairman, Chief Executive Officer and Chief
                          Investment Officer of Dealware Investment Advisers (a series of Delaware Management Business Trust);
                          Chairman of the Board and Director of Delaware
                          Management Holdings, Inc. and Delaware Capital
                          Management, Inc.; Chairman of Delaware Distributors,
                          L.P.; President and Chief Executive Officer of Delvoy,
                          Inc.; and Director and/or Trustee of the Registrant, each of the other funds in the Delaware Investments family, Delaware Service Company, Inc. and Retirement
                          Financial Services, Inc.


   *     Business address of each is 1818 Market Street, Philadelphia, PA 19103.
   ** Business address of each is Third Floor, 80 Cheapside, London, England EC2V 6EE.

   Part C - Other Information
   (continued)

                          Positions and Offices with Delaware International
   Name and Principal     Advisers Ltd. and its Affiliates and Other Positions
   Business Address       and Offices Held
   ------------------     ----------------------------------------------------

   *Jeffrey J. Nick       Director of Delaware International Advisers Ltd.;
                          President, Chief Executive Officer, Chairman and
                          Director and/or Trustee of the Registrant and each of the other investment companies in the Delaware
                          Investments family; President and Director of Delaware
                          Management Holdings, Inc.; and President, Chief
                          Executive Officer and Director of Lincoln National
                          Investment Companies, Inc.

   **David G. Tilles      Managing Director, Chief Investment Officer and
                          Director of Delaware International Advisers Ltd. and
                          Chief Investment Officer and Director of Delaware
                          International Holdings, Ltd.

   **G. Roger H. Kitson   Vice Chairman and Director of Delaware International
                          Advisers Ltd.

   **Ian G. Sims          Deputy Managing Director/ Chief Investment
                          Officer/Global Fixed Income and Director of Delaware
                          International Advisers Ltd.

   **John Emberson        Secretary, Compliance Officer, Finance Director and
                          Director of Delaware International Advisers Ltd.

   **Nigel G. May         Senior Portfolio Manager/Head of Pacific Basin Group
                          and Director of Delaware International Advisers Ltd.

   **Elizabeth A. Desmond Senior Portfolio Manager/Head of European Group and
                          Director of Delaware International Advisers Ltd.

   *David K. Downes       Director of Delaware International Advisers Ltd.;
                          Executive Vice President, Chief Operating Officer,
                          Chief Financial Officer and Director of Delaware
                          Management Company, Inc., DMH Corp, Delaware
                          Distributors, Inc., Founders Holdings, Inc. and
                          Delvoy, Inc.; Executive Vice President, Chief
                          Financial Officer, Chief Administrative Officer and
                          Trustee of Delaware Management Business Trust;
                          Executive Vice President, Chief Operating Officer and
                          Chief Financial Officer of the Registrant and each of the other funds in the Delaware Investments family, Delaware Management Holdings, Inc., Founders CBO
                          Corporation, Delaware Capital Management, Inc.,
                          Delaware Management Company (a series of Delaware
                          Management Business Trust), Delaware Investment
                          Advisers (a series of Delaware Management Business
                          Trust) and Delaware Distributors, L.P.; President,
                          Chief Executive Officer, Chief Financial Officer and
                          Director of Delaware Service Company, Inc.; President,
                          Chief Operating Officer, Chief Financial Officer and
                          Director of Delaware International Holdings Ltd.;
                          Chairman, Chief Executive Officer and Director of
                          Retirement Financial Services, Inc.; and Chairman and
                          Director of Delaware Management Trust Company

                          Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton Place, Newtown Square, PA


   *     Business address of each is 1818 Market Street, Philadelphia, PA 19103.
   ** Business address of each is Third Floor, 80 Cheapside, London, England EC2V 6EE.

   Part C - Other Information
   (continued)

                          Positions and Offices with Delaware International
   Name and Principal     Advisers Ltd. and its Affiliates and Other Positions
   Business Address       and Offices Held
   ------------------     ----------------------------------------------------

   *Richard G. Unruh, Jr. President of Delaware Investment Advisers (a series of
                          Delaware Management Business Trust); Executive Vice President and Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business Trust; Executive Vice President of the Registrant, each of the other funds in the Delaware Investments family, Delaware Management Holdings, Inc., Delaware Capital Management, Inc. and Delaware Management Company (a series of Delaware Management Business Trust); and Director of Delaware International Advisers Ltd.

                          Board of Directors, Chairman of Finance Committee, Keystone Insurance Company since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman of Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911 Freedom Drive, Reston, VA

   *Richard J. Flannery   Director of Delaware International Advisers Ltd.;
                          Executive Vice President and General Counsel of
                          Delaware Management Holdings, Inc., DMH Corp.,
                          Delaware Management Company, Inc., Delaware
                          Distributors, Inc., Delaware Distributors, L.P.,
                          Delaware Management Trust Company, Delaware Capital
                          Management, Inc., Delaware Service Company, Inc.,
                          Delaware Management Company (a series of Delaware
                          Management Business Trust), Delaware Investment
                          Advisers (a series of Delaware Management Business
                          Trust), Founders CBO Corporation and Retirement
                          Financial Services, Inc.; Executive Vice
                          President/General Counsel and Director of Delaware
                          International Holdings Ltd., Founders Holdings, Inc.
                          and Delvoy, Inc.; Senior Vice President of the
                          Registrant and each of the other funds in the Delaware
                          Investments family

                          Director, HYPPCO Finance Company Ltd.

                          Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton, PA; Director and Member of Executive Committee of Stonewall Links, Inc. since 1991, Bulltown Rd., Elverton, PA

   *John C. E. Campbell   Director of Delaware International Advisers Ltd.;
                          Executive Vice President of Delaware Investment
                          Advisers




   * Business address of each is 1818 Market Street, Philadelphia, PA 19103. ** Business address of each is Third Floor, 80 Cheapside, London, England
       EC2V 6EE.)

   Part C - Other Information
   (continued)

   Name and Principal     Positions and Offices with the Manager and its
   Business Address *     Affiliates and Other Positions and Offices Held
   ------------------     -----------------------------------------------

   *George M.             Senior Vice President, Secretary and General Counsel
   Chamberlain, Jr.       of the Registrant and each of the other funds in the
                          Delaware Investments family; Senior Vice President and
                          Secretary of Delaware Distributors, L.P., Delaware
                          Management Company (a series of Delaware Management
                          Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and
                          Delaware Management Holdings, Inc.; Senior Vice
                          President Secretary and Director/Trustee of Delaware
                          Management Company, Inc., DMH Corp., Delaware
                          Distributors, Inc., Delaware Service Company, Inc.,
                          Founders Holdings, Inc., Delaware Capital Management,
                          Inc., Retirement Financial Services, Inc., Delvoy,
                          Inc. and Delaware Management Business Trust; Senior
                          Vice President and Director of Delaware International
                          Holdings Ltd.; Executive Vice President, Secretary and
                          Director of Delaware Management Trust Company; and
                          Director of Delaware International Advisers Ltd.

   *George E. Deming      Director of Delaware International Advisers Ltd.; Vice
                          President/Senior Portfolio Manager of Delaware
                          Investment Advisers

   **Timothy W. Sanderson Senior Portfolio Manager, Deputy Compliance Officer,
                          Director Equity Research, Chief Investment Officer and Director of Delaware International Advisers Ltd.

   **Clive A. Gillmore    Senior Portfolio Manager, Director U.S. Mutual Fund
                          Liaison and Director of Delaware International
                          Advisers Ltd.

   **Hamish O. Parker     Senior Portfolio Manager, Director U.S. Marketing
                          Liaison and Director of Delaware International
                          Advisers Ltd.

   **Gavin A. Hall        Senior Portfolio Manager of Delaware International
                          Advisers Ltd.

   **Robert Akester       Senior Portfolio Manager of Delaware International
                          Advisers Ltd.

   **Hywel Morgan         Senior Portfolio Manager of Delaware International
                          Advisers Ltd.


   * Business address of each is 1818 Market Street, Philadelphia, PA 19103.
  ** Business address of each is Third Floor, 80 Cheapside, London, England EC2V
     6EE.

        (c) Lincoln Investment Management Company, Inc. serves as sub-adviser to The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II. Lincoln Investment Management Company, Inc. also serves as sub-adviser to Delaware Group Adviser Funds, Inc. and investment manager to Lincoln National Convertible Securities Fund, Inc., Lincoln National Income Fund, Inc., Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., Lincoln National Special Opportunities Fund, Inc. and to other clients. Lincoln Investment Management Company, Inc. is registered with the Securities and Exchange Commission as an investment adviser and has acted as an investment adviser to investment companies for over 40 years.

   Part C - Other Information
   (continued)

        Information regarding the officers and directors of Lincoln Investment Management Company, Inc. and the positions they held during the past two years follows:

                          Positions and Offices with Lincoln Investment
   Name and Principal     Management Company, Inc. and its Affiliates and Other
   Business Address       Positions and Offices Held
   ------------------     ------------------------------------------------------

   *H. Thomas             President & Director of Lincoln Investment Management,
   McMeekin               Inc., Lincoln National Convertible Securities Fund,
                          Inc. and Lincoln National Income Fund, Inc.;
                          President, Chief Executive Officer and Director of
                          Lincoln National Mezzanine Corporation; Executive Vice
                          President (previously Senior Vice President) and Chief
                          Investment Officer of Lincoln National Corporation;
                          and Director of The Lincoln National Life Insurance
                          Company, Lynch & Mayer, Inc. and Vantage Global
                          Advisors, Inc.

   *Dennis A. Blume       Senior Vice President and Director of Lincoln
                          Investment Management, Inc. and Lincoln National
                          Realty Corporation; and Director of Lynch & Mayer,
                          Inc. and Vantage Global Advisors, Inc.

   *Steven R. Brody       Senior Vice President and Director of Lincoln
                          Investment Management, Inc.; Director and Vice
                          President of Lincoln National Mezzanine Corporation;
                          Vice President of The Lincoln National Life Insurance
                          Company; Director of Lincoln National Realty
                          Corporation; Treasurer of Lincoln National Convertible
                          Securities Fund, Inc. and Lincoln National Income
                          Fund, Inc.; and Assistant Treasurer of Lincoln
                          Financial Group, Inc., Lincoln National Aggressive
                          Growth Fund, Inc., Lincoln National Bond Fund, Inc.,
                          Lincoln National Capital Appreciation Fund, Inc.,
                          Lincoln National Equity-Income Fund, Inc., Lincoln
                          National Global Asset Allocation Fund, Inc., Lincoln
                          National Growth and Income Fund, Inc., Lincoln
                          National Health & Casualty Insurance Company, Lincoln
                          National International Fund, Inc., Lincoln National
                          Life Reinsurance Company, Lincoln National Managed
                          Fund, Inc., Lincoln National Money Market Fund, Inc.,
                          Lincoln National Reassurance Company, Lincoln National
                          Social Awareness Fund, Inc. and Lincoln National
                          Special Opportunities Fund, Inc.

   *Ann L. Warner         Vice President of Lincoln Investment Management, Inc.;
                          Second Vice President of Lincoln Life & Annuity
                          Company of New York; Director of Lincoln National
                          Convertible Securities Fund, Inc.; and Director and
                          Vice President of Lincoln National Income Fund, Inc.

   *JoAnn E. Becker       Senior Vice President & Director of Lincoln Investment
                          Management, Inc. and The Lincoln National Life
                          Insurance Company; and Director of LNC Equity Sales
                          Corporation, The Richard Leahy Corporation and
                          Professional Financial Planning, Inc.

   *David A. Berry        Vice President of Lincoln Investment Management, Inc.,
                          Lincoln National Convertible Securities Fund, Inc. and
                          Lincoln National Income Fund, Inc.; and Second Vice
                          President of Lincoln Life & Annuity Company of New
                          York

    * Business address is 200 East Berry Street, Fort Wayne, IN 46802. ** Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802.

   Part C - Other Information
   (continued)

                          Positions and Offices with Lincoln Investment
   Name and Principal     Management Company, Inc. and its Affiliates and Other
   Business Address       Positions and Offices Held
   ------------------     ------------------------------------------------------

   *Karen L. Bobilier     Senior Account Executive of Lincoln Investment
                          Management, Inc.

   *Kathy E. Bowman       Vice President of Lincoln Investment Management, Inc.

   *Philip C. Byrde       Vice President of Lincoln Investment Management, Inc.

   *Patrick R. Chasey     Vice President of Lincoln Investment Management, Inc.

   *Garrett W. Cooper     Vice President of Lincoln Investment Management, Inc.

   *David C. Fischer      Vice President of Lincoln Investment Management, Inc.
                          and Lincoln National Income Fund, Inc.

   *Robert C. Franzino    Vice President of Lincoln Investment Management, Inc.

   *Luc N. Girard         Vice President of Lincoln Investment Management, Inc.
                          and The Lincoln National Life Insurance Company

   *Jennifer C. Hom       Vice President of Lincoln Investment Management, Inc.

   *James M. Keefer       Vice President and Associate General Counsel of
                          Lincoln Investment Management, Inc.

   *Timothy H. Kilfoil    Vice President of Lincoln Investment Management, Inc.

   *Lawrence T. Kissko    Vice President of Lincoln Investment Management, Inc.;
                          Vice President and Director Lincoln National Realty
                          Corporation; and Vice President of The Lincoln
                          National Life Insurance Company

   *Howard R. Lodge       Vice President of Lincoln Investment Management, Inc.

   *David J. Miller       Vice President of Lincoln Investment Management, Inc.

   *David C. Patch        Vice President of Lincoln Investment Management, Inc.

   *Regina N. Rohrbacher  Compliance Officer of Lincoln Investment
                          Management, Inc.

   *Barbara A. Short      Investment Fund Analyst of Lincoln Investment
                          Management, Inc.

   *Ann L. Warner         Vice President of Lincoln Investment Management, Inc.



    * Business address is 200 East Berry Street, Fort Wayne, IN 46802. ** Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802.

   Part C - Other Information
   (continued)

                          Positions and Offices with Lincoln Investment
   Name and Principal     Management Company, Inc. and its Affiliates and Other
   Business Address       Positions and Offices Held
   ------------------     ------------------------------------------------------

   *Janet C. Whitney      Corporate Vice President and Treasurer of Lincoln
                          Investment Management, Inc., The Financial
                          Alternative, Inc., Financial Alternative Resources,
                          Inc., Financial Choices, Inc., Financial Investments,
                          Inc., Financial Investment Services, Inc., The
                          Financial Resources Department, Inc., Investment
                          Alternatives, Inc., The Investment Center, Inc., The
                          Investment Group, Inc., LNC Administrative Services
                          Corporation, LNC Equity Sales Corporation, The Richard
                          Leahy Corporation, Lincoln National Aggressive Growth
                          Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln
                          National Capital Appreciation Fund, Inc., Lincoln
                          National Equity-Income Fund, Inc., Lincoln National
                          Global Assets Allocation Fund, Inc., Lincoln National
                          Growth and Income Fund, Inc., Lincoln National Health
                          & Casualty Insurance Company, Lincoln National
                          Intermediaries, Inc., Lincoln National International
                          Fund, Inc., Lincoln National Managed Fund, Inc.,
                          Lincoln National Management Services, Inc., Lincoln
                          National Mezzanine Corporation, Lincoln National Money
                          Market Fund, Inc. Lincoln National Realty Corporation,
                          Lincoln National Risk Management, Inc., Lincoln
                          National Social Awareness Fund, Inc., Lincoln National
                          Special Opportunities Fund, Inc., Lincoln National
                          Structured Settlement, Inc., Personal Financial
                          Resources, Inc., Personal Investment Services, Inc.,
                          Special Pooled Risk Administrators, Inc., Underwriters
                          & Management Services, Inc.; Vice President and
                          Treasurer (previously Vice President and General
                          Auditor) of Lincoln National Corporation; and
                          Assistant Treasurer of First Penn-Pacific Life
                          Insurance Company

   *Jay M. Yentis         Second Vice President of Lincoln Investment
                          Management, Inc.



    * Business address is 200 East Berry Street, Fort Wayne, IN 46802. ** Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802.

   Part C - Other Information
   (continued)

                          Positions and Offices with Lincoln Investment
   Name and Principal     Management Company, Inc. and its Affiliates and Other
   Business Address       Positions and Offices Held
   ------------------     ------------------------------------------------------

   *C. Suzanne Womack     Secretary of Lincoln Investment Management, Inc.,
                          Corporate Benefit Systems Services Corporation, The
                          Financial Alternative, Inc., Financial Alternative
                          Resources, Inc., Financial Choices, Inc., The
                          Financial Resources Department, Inc., Financial
                          Investment Services, Inc., Financial Investments,
                          Inc., Insurance Services, Inc., Investment
                          Alternatives, Inc., The Investment Center, Inc. (TN),
                          The Investment Group, Inc., LNC Administrative
                          Services Corporation, LNC Equity Sales Corporation,
                          The Richard Leahy Corporation, Lincoln Life Improved
                          Housing, Inc., Lincoln National (China) Inc., Lincoln
                          National Convertible Securities Fund, Inc., Lincoln
                          National Health & Casualty Insurance Company, Lincoln
                          National Income Fund, Inc., Lincoln National
                          Intermediaries, Inc., Lincoln National Life
                          Reinsurance Company, Lincoln National Management
                          Services, Inc., Lincoln National Mezzanine
                          Corporation, Lincoln National Realty Corporation,
                          Lincoln National Reassurance Company, Lincoln National
                          Reinsurance Company (Barbados) Limited, Lincoln
                          National Reinsurance Company Limited, Lincoln National
                          Risk Management, Inc., Lincoln National Structured
                          Settlement, Inc., Old Fort Insurance Company, Ltd.,
                          Personal Financial Resources, Inc., Personal
                          Investment Services, Inc., Professional Financial
                          Planning, Inc., Reliance Life Insurance Company of
                          Pittsburgh, Special Pooled Risk Administrators, Inc.
                          and Underwriters & Management Services, Inc.; Vice
                          President, Secretary and Director of Lincoln National
                          Foundation, Inc.; Secretary and Assistant Vice
                          President of Lincoln National Corporation and The
                          National Life Insurance Company; and Assistant
                          Secretary of Lincoln National Aggressive Growth Fund,
                          Inc., Lincoln National Bond Fund, Inc., Lincoln
                          National Capital Appreciation Fund, Inc., Lincoln
                          National Equity-Income Fund, Inc., Lincoln National
                          Global Asset Allocation Fund, Inc., Lincoln National
                          Growth and Income Fund, Inc., Lincoln National
                          International Fund, Inc., Lincoln National Managed
                          Fund, Inc., Lincoln National Money Market Fund, Inc.,
                          Lincoln National Social Awareness Fund, Inc., Lincoln
                          National Special Opportunities Fund, Inc., Lincoln
                          National Variable Annuity Funds A & B and Lincoln Life
                          & Annuity Company of New York

    * Business address is 200 East Berry Street, Fort Wayne, IN 46802. ** Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802.

   Part C - Other Information
   (continued)

   Item 27.           Principal Underwriters.

                      (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

                      (b) Information with respect to each director, officer or partner of principal underwriter:


   Name and Principal                Positions and Offices                     Positions and Offices
   Business Address *                with Underwriter                          with Registrant
   ------------------                ---------------------                     ---------------------
   Delaware Distributors, Inc.       General Partner                           None

   Delaware Investment
   Advisers                          Limited Partner                           None

   Delaware Capital
   Management, Inc.                  Limited Partner                           None

   Bruce D. Barton                   President and Chief Executive             None
                                     Officer

   David K. Downes                   Executive Vice President,                 Executive Vice President,
                                     Chief Operating Officer                   Chief Operating Officer and
                                     and Chief Financial Officer               Chief Financial Officer

   Richard J. Flannery               Executive Vice President/                 Senior Vice President
                                     General Counsel

   George M. Chamberlain, Jr.        Senior Vice President/Secretary           Senior Vice President/
                                                                               Secretary/General Counsel

   Joseph H. Hastings                Senior Vice President/Corporate           Senior Vice President/
                                     Controller & Treasurer                    Corporate Controller

   Terrence P. Cunningham            Senior Vice President/Financial           None
                                     Institutions/National Sales Manager

   Thomas E. Sawyer                  Senior Vice President/                    None
                                     National Sales Director

   Mac McAuliffe                     Senior Vice President/Sales               None
                                     Manager, Western Division

   J. Chris Meyer                    Senior Vice President/                    None
                                     Director Product Management

   William M. Kimbrough              Senior Vice President/Wholesaler          None



   * Business address of each is 1818 Market Street, Philadelphia, PA 19103.

   Part C - Other Information
   (continued)


   Name and Principal                Positions and Offices                     Positions and Offices
   Business Address *                with Underwriter                          with Registrant
   ------------------                ---------------------                     ---------------------
   Daniel J. Brooks                  Senior Vice President/Wholesaler          None

   Bradley L. Kolstoe                Senior Vice President/Western             None
                                     Division Sales Manager

   Henry W. Orvin                    Senior Vice President/Eastern             None
                                     Division Sales Manager

   Michael P. Bishof                 Senior Vice President and                 Senior Vice
                                     Treasurer Manager, Investment             President/Treasurer
                                     Accounting

   Eric E. Miller                    Vice President/Assistant Secretary/       Vice President/Assistant
                                     Deputy General Counsel                    Secretary/Deputy General
                                                                               Counsel

   Richelle S. Maestro               Vice President/                           Vice President/
                                     Assistant Secretary                       Assistant Secretary

   Lisa O. Brinkley                  Vice President/Compliance                 Vice President/Compliance

   Daniel H. Carlson                 Vice President/Strategic Marketing        None

   Diane M. Anderson                 Vice President/Plan Record                None
                                     Keeping and Administration

   Anthony J. Scalia                 Vice President/Defined                    None
                                     Contribution Sales, SW Territory

   Courtney S. West                  Vice President/Defined                    None
                                     Contribution Sales, NE Territory

   Denise F. Guerriere               Vice President/Client Services            None

   Gordon E. Searles                 Vice President/Client Services            None

   Lori M. Burgess                   Vice President/Client Services            None

   Julia R. Vander Els               Vice President/Participant Services       None

   Jerome J. Alrutz                  Vice President/Retail Sales               None

   Scott Metzger                     Vice President/Business                   Vice President/Business
                                     Development                               Development

   Larry Carr                        Vice President/Sales Manager              None

   *Business address of each is 1818 Market Street, Philadelphia, PA 19103.



   Part C - Other Information
   (continued)

   Name and Principal                Positions and Offices                     Positions and Offices
   Business Address *                with Underwriter                          with Registrant
   ------------------                ---------------------                     ---------------------
   Stephen C. Hall                   Vice President/Institutional Sales        None

   Gregory J. McMillan               Vice President/ National Accounts         None

   Holly W. Reimel                   Senior Vice President/Manager,            None
                                     National Accounts

   Christopher H. Price              Vice President/Manager,                   None
                                     Insurance

   Stephen J. DeAngelis              Senior Vice President, National           None
                                     Director/Manager Account Services

   Andrew W. Whitaker                Vice President/Financial                  None
                                     Institutions

   Jessie Emery                      Vice President/ Marketing                 None
                                     Communications

   Darryl S. Grayson                 Vice President, Broker/Dealer             None
                                     Internal Sales

   Dinah J. Huntoon                  Vice President/Product                    None
                                     Manager Equity

   Soohee Lee                        Vice President/Fixed Income               None
                                     Product Management

   Michael J. Woods                  Vice President/Financial                  None
                                     Institutions

   Ellen M. Krott                    Vice President/Marketing                  None

   Dale L. Kurtz                     Vice President/Marketing Support          None

   David P. Anderson                 Vice President/Wholesaler                 None

   Lee D. Beck                       Vice President/Wholesaler                 None

   Gabriella Bercze                  Vice President/Wholesaler                 None

   Larry D. Birdwell                 Vice President/Wholesaler                 None

   Terrence L. Bussard               Vice President/Wholesaler                 None

   William S. Carroll                Vice President/Wholesaler                 None

   *Business address of each is 1818 Market Street, Philadelphia, PA 19103.



   Part C - Other Information
   (continued)


   Name and Principal                Positions and Offices                     Positions and Offices
   Business Address *                with Underwriter                          with Registrant
   ------------------                ---------------------                     ---------------------
   William L. Castetter              Vice President/Wholesaler                 None

   Thomas J. Chadie                  Vice President/Wholesaler                 None

   Joseph Gallagher                  Vice President/Wholesaler                 None

   Thomas C. Gallagher               Vice President/Wholesaler                 None

   Douglas R. Glennon                Vice President/Wholesaler                 None

   Ronald A. Haimowitz               Vice President/Wholesaler                 None

   Edward J. Hecker                  Vice President/Wholesaler                 None

   Christopher L. Johnston           Vice President/Wholesaler                 None

   Michael P. Jordan                 Vice President/Wholesaler                 None

   Jeffrey A. Keinert                Vice President/Wholesaler                 None

   Thomas P. Kennett                 Vice President/ Wholesaler                None

   Theodore T. Malone                Vice President/Wholesaler                 None

   Debbie A. Marler                  Vice President/Wholesaler                 None

   Nathan W. Medin                   Vice President/Wholesaler                 None

   Roger J. Miller                   Vice President/Wholesaler                 None

   Andrew Morris                     Vice President/Wholesaler                 None

   Patrick L. Murphy                 Vice President/Wholesaler                 None

   Scott Naughton                    Vice President/Wholesaler                 None

   Stephen C. Nell                   Vice President/Wholesaler                 None

   Julia A. Nye                      Vice President/Wholesaler                 None

   Joseph T. Owczarek                Vice President/Wholesaler                 None

   Mary Ellen Pernice-Fadden         Vice President/Wholesaler                 None

   Mark A. Pletts                    Vice President/Wholesaler                 None


   * Business address of each is 1818 Market Street, Philadelphia, PA 19103.

   Part C - Other Information
   (continued)


   Name and Principal                Positions and Offices                     Positions and Offices
   Business Address *                with Underwriter                          with Registrant
   ------------------                ---------------------                     ---------------------
   Philip G. Rickards                 Vice President/Wholesaler                 None

   Laura E. Roman                     Vice President/Wholesaler                 None

   Linda Schulz                       Vice President/Wholesaler                 None

   Edward B. Sheridan                 Vice President/Wholesaler                 None

   Robert E. Stansbury                Vice President/Wholesaler                 None

   Julia A. Stanton                   Vice President/Wholesaler                 None

   Larry D. Stone                     Vice President/Wholesaler                 None

   Edward J. Wagner                   Vice President/Wholesaler               None

   Wayne W. Wagner                    Vice President/Wholesaler               None

   John A. Wells                      Vice President/Marketing                None
                                      Technology

   Scott Whitehouse                   Vice President/Wholesaler               None


   *Business address of each is 1818 Market Street, Philadelphia, PA 19103.

             (c) Inapplicable.

   Item 28.      Location of Accounts and Records.

                 All accounts and records are maintained in the Philadelphia office at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103.

   Item 29.      Management Services.  None.

   Item 30.      Undertakings.

                 (a)  Not Applicable.

                 (b)  Not Applicable.

                 (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                 (d)  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 23rd day of December, 1998.

                                           DELAWARE POOLED TRUST, INC.

                                                 By /s/Jeffrey J. Nick
                                                    ------------------
                                                    Jeffrey J. Nick
                                      President/Chief Executive Officer/Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                 Signature                                        Title                                     Date
   ----------------------------------                   ------------------------                      -----------------
                                                        President, Chief Executive
    /s/ Jeffrey J. Nick                                 Officer, Chairman and Director                December 23, 1998
   ----------------------------------
   Jeffrey J. Nick

                                                        Executive Vice President/Chief
                                                        Operating Officer/Chief Financial
   /s/ David K. Downes                                  Officer (Principal Financial Officer
   ----------------------------------                   and Principal Accounting Officer)             December 23, 1998
   David K. Downes

   /s/ Walter A. Babich             *                   Director                                      December 23, 1998
   ----------------------------------
   Walter A. Babich

   /s/ Anthony D. Knerr             *                   Director                                      December 23, 1998
   ----------------------------------
   Anthony D. Knerr

   /s/ Ann R. Leven                 *                   Director                                      December 23, 1998
   ----------------------------------
   Ann R. Leven

   /s/ W. Thacher Longstreth        *                   Director                                      December 23, 1998
   ----------------------------------
   W. Thacher Longstreth

   /s/ Thomas F. Madison            *                   Director                                      December 23, 1998
   ----------------------------------
   Thomas F. Madison

   /s/ Charles E. Peck              *                   Director                                      December 23, 1998
   ----------------------------------
   Charles E. Peck

   /s/ Wayne A. Stork               *                   Director                                      December 23, 1998
   ----------------------------------
   Wayne A. Stork

   /s/ John H. Durham               *                   Director                                      December 23, 1998
   ----------------------------------
   John H. Durham


                             *By /s/Jeffrey J. Nick
                                 ----------------------
                                 Jeffrey J. Nick
                             as Attorney-in-Fact for
                          each of the persons indicated

                                INDEX TO EXHIBITS



   Exhibit No.           Exhibit
   -----------           -------

   EX-99.H5I             Executed Amendment No. 10 (August 31, 1998) to Delaware
                         Group of Funds Fund Accounting Agreement

   EX-99.H5II            Executed Amendment No. 11 (September 14, 1998) to
                         Delaware Group of Funds Fund Accounting Agreement

   EX-99.H5III           Executed Amendment No. 12 (1998) to Delaware Group of
                         Funds Fund Accounting Agreement

   EX-99.H5IV            Executed Amendment No. 13 (1998) to Delaware Group of
                         Funds Fund Accounting Agreement